Exhibit 4.01

SUPPLEMENTAL TRUST INDENTURE

FROM

NORTHERN STATES POWER COMPANY
(A MINNESOTA CORPORATION)

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

DATED MAY 1, 2016

SUPPLEMENTAL TO TRUST INDENTURE
DATED FEBRUARY 1, 1937

AND

SUPPLEMENTAL AND RESTATED
TRUST INDENTURE
DATED MAY 1, 1988

i

Supplemental Trust Indenture, made effective as of the 1st day of May, 2016, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis, Minnesota (the “Company”), party of the first part, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized and existing under and by virtue of the laws of the United States, having a corporate trust office in the City of Chicago, Illinois (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”), party of the second part;
WITNESSETH:
WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the “Predecessor Company”) has heretofore executed and delivered to the Trustee its Trust Indenture (the “1937 Indenture”), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then-owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and
WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and
WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Predecessor Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
February 1, 1944	Series due February 1, 1974 (retired)
October 1, 1945	Series due October 1, 1975 (retired)
July 1, 1948	Series due July 1, 1978 (retired)

Date of Supplemental Trust Indenture	Designation of Series
August 1, 1949	Series due August 1, 1979 (retired)
June 1, 1952	Series due June 1, 1982 (retired)
October 1, 1954	Series due October 1, 1984 (retired)
September 1, 1956	Series due 1986 (retired)
August 1, 1957	Series due August 1, 1987 (redeemed)
July 1, 1958	Series due July 1, 1988 (retired)
December 1, 1960	Series due December 1, 1990 (retired)
August 1, 1961	Series due August 1, 1991 (retired)
June 1, 1962	Series due June 1, 1992 (retired)
September 1, 1963	Series due September 1, 1993 (retired)
August 1, 1966	Series due August 1, 1996 (redeemed)
June 1, 1967	Series due June 1, 1995 (redeemed)
October 1, 1967	Series due October 1, 1997 (redeemed)
May 1, 1968	Series due May 1, 1998 (redeemed)
October 1, 1969	Series due October 1, 1999 (redeemed)
February 1, 1971	Series due March 1, 2001 (redeemed)
May 1, 1971	Series due June 1, 2001 (redeemed)
February 1, 1972	Series due March 1, 2002 (redeemed)
January 1, 1973	Series due February 1, 2003 (redeemed)
January 1, 1974	Series due January 1, 2004 (redeemed)
September 1, 1974	Pollution Control Series A (redeemed)
April 1, 1975	Pollution Control Series B (redeemed)
May 1, 1975	Series due May 1, 2005 (redeemed)
March 1, 1976	Pollution Control Series C (retired)
June 1, 1981	Pollution Control Series D, E and F (redeemed)
December 1, 1981	Series due December 1, 2011 (redeemed)
May 1, 1983	Series due May 1, 2013 (redeemed)
December 1, 1983	Pollution Control Series G (redeemed)
September 1, 1984	Pollution Control Series H (redeemed)
December 1, 1984	Resource Recovery Series I (redeemed)
May 1, 1985	Series due June 1, 2015 (redeemed)
September 1, 1985	Pollution Control Series J, K and L (redeemed)
July 1, 1989	Series due July 1, 2019 (redeemed)
June 1, 1990	Series due June 1, 2020 (redeemed)
October 1, 1992	Series due October 1, 1997 (retired)
April 1, 1993	Series due April 1, 2003 (retired)
December 1, 1993	Series due December 1, 2000 (retired), and
December 1, 2005 (retired)
February 1, 1994	Series due February 1, 1999 (retired)
October 1, 1994	Series due October 1, 2001 (retired)
June 1, 1995	Series due July 1, 2025

Date of Supplemental Trust Indenture	Designation of Series
April 1, 1997	Pollution Control Series M (redeemed), N (redeemed), O (redeemed) and P (redeemed)
March 1, 1998	Series due March 1, 2003 (retired), and March 1, 2028
May 1, 1999	Resource Recovery Series Q (retired)
June 1, 2000	Resource Recovery Series R (retired); and

WHEREAS, on August 18, 2000, New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and
WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company’s subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture (as hereinafter defined), were assumed by, the Company (the “Assignment”); and
WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and
WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures, which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it (or, as the case may be, the Predecessor Company) subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
June 1, 2002	Series due August 15, 2003 (retired)
July 1, 2002	Pollution Control Series S (redeemed)
August 1, 2002	Series A and Series B due August 28, 2012 (retired)
May 1, 2003	Series due 2004, extendible through 2006 (retired)
August 1, 2003	Series due August 1, 2006 (retired) and Series due August 1, 2010 (retired)
July 1, 2005	Series due July 15, 2035
May 1, 2006	Series due June 1, 2036
June 1, 2007	Series due July 1, 2037
March 1, 2008	Series due March 1, 2018
November 1, 2009	Series due November 1, 2039
August 1, 2010	Series due August 15, 2015 (retired) and Series due August 15, 2040
August 1, 2012	Series due August 15, 2022 and Series due August 15, 2042
May 1, 2013	Series due May 15, 2023
May 1, 2014	Series due May 15, 2044
August 1, 2015	Series due August 15, 2020 and Series due August 15, 2045

WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the “Original Indenture”; and
WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 which was recorded in the property records in various counties as set forth in Schedule B attached hereto (the “Restated Indenture”), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture (except for those Supplemental Trust Indentures executed after May 1, 1988); and
WHEREAS, the Restated Indenture became effective and operative on July 20, 2005; and
WHEREAS, the Original Indenture, the Restated Indenture and all trust indentures supplemental thereto are referred to herein collectively as the “Indenture”; and
WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, BNY Midwest Trust Company accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and
WHEREAS, pursuant to the Transfer and Assumption Agreement dated as of January 1, 2007 between BNY Midwest Trust Company and The Bank of New York Trust Company, N.A. (currently known as The Bank of New York Mellon Trust Company, N.A.), The Bank of New

York Trust Company, N.A. accepted the rights, titles and interests of the trustee under the Indenture effective as of January 1, 2007; and
WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and
WHEREAS, the Company is desirous of providing for the creation of a new series of First Mortgage Bonds, said new series of bonds to be designated “First Mortgage Bonds, Series due May 15, 2046” the bonds of such series to be issued as registered bonds without coupons in denominations of a multiple of $1,000 and integral multiples in excess thereof, and the bonds of such series to be substantially in the form and of the tenor following with the redemption prices inserted therein in conformity with the provisions of Section 2.02 hereof, to-wit:
(Form of Bonds of Series due May 15, 2046)

NORTHERN STATES POWER COMPANY
(Incorporated under the laws of the State of Minnesota)
First Mortgage Bond
Series due May 15, 2046

No. ____________________	$________________

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]*
NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the “Company”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, at the office of the Trustee, in the City of Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, an amount equal to [_____________] Dollars in lawful money of the United States of America, on the 15th day of May, 2046 and to pay interest hereon from the date hereof at the rate of 3.600 percent per annum, in like money, until the Company’s obligation with respect to the payment of such principal sum shall be discharged; said interest being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, on the 15th day of May and on the 15th day of November in each year, commencing on November 15, 2016 provided that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any May 15 or November 15 will be paid to the person in whose name this bond was registered at the close of business on the record date (the May 1 prior to such May 15 or the November 1 prior to such November 15 (whether or not a business day)). If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.
____________________
* This legend to be included if the bonds are issued as a global bond in book-entry form.

[EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE REGISTERED DEPOSITORY OR BY A NOMINEE OF THE REGISTERED DEPOSITORY TO THE REGISTERED DEPOSITORY, ANOTHER NOMINEE OF THE REGISTERED DEPOSITORY, A SUCCESSOR OF THE REGISTERED DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.] *
This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the “1937 Indenture”), as supplemented by 65 supplemental trust indentures (collectively, the “Supplemental Indentures”), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the “Restated Indenture”) and a new supplemental trust indenture for the bonds of this series (the “Supplemental Trust Indenture”), executed by the Company to THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the Supplemental Trust Indenture, is referred to herein as the “Indenture.” The Restated Indenture amends and restates the 1937 Indenture and certain of the Supplemental Indentures and became effective and operative on July 20, 2005. Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the happening of a default as provided in the Indenture.
With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company’s interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest.
The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.
____________________
* This legend to be included if the bonds are issued as a global bond in book-entry form.

At any time prior to November 15, 2045, the Company may redeem the bonds of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of such bonds of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of this series being redeemed that would be due if such bonds matured on November 15, 2045 (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined below) plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after November 15, 2045, the Company may redeem, in whole or in part, the bonds of this series at 100% of the principal amount of such bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of this series being redeemed (assuming, for this purpose, that the bonds of this series matured on November 15, 2045) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series being redeemed.
“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the date fixed for redemption, after excluding the highest and lowest Reference Treasury Dealer Quotations for the date fixed for redemption, or (ii) if the Company obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of the Reference Treasury Dealer Quotations for the date fixed for redemption.
“Independent Investment Banker” means each of BNY Mellon Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Scotia Capital (USA) Inc., or their respective successors or, if such firms or their respective successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.
“Reference Treasury Dealer” means (1) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Scotia Capital (USA) Inc. and its affiliates and successors, and a Primary Treasury Dealer selected by BNY Mellon Capital Markets, LLC, and any other Primary Treasury Dealer designated by, and not affiliated with, BNY Mellon Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Scotia Capital (USA) Inc., or their respective successors, provided, however, that if any of the foregoing or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.
“Treasury Yield” means, for any date fixed for redemption, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the date fixed for redemption. The Treasury Yield will be calculated on the third business day preceding the date fixed for redemption.
Bonds of this series are not subject to a sinking fund.
This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in the City of Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.
Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.
No charge shall be made by the Company for any exchange or transfer of bonds of this series, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.
The Company shall not be required to issue, transfer or exchange any bond of this series during a period of 10 days immediately preceding any selection of bonds of this series to be redeemed. The Company shall not be required to transfer or exchange any bond of this series called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of this series which has been called for partial redemption.
No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.
This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee under the Indenture, or its successor thereunder.
IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

Dated:_________________________________	NORTHERN STATES POWER COMPANY

Attest:	By:___________________________________
Vice President
(Form of Trustee’s Certificate)
This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:___________________________________
Authorized Officer

Dated:
and

WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of August 1, 2015; and
WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and
WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company; and
WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;
Now, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:
ARTICLE I.
SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY
TO THE LIEN OF THE INDENTURE

SECTION 1.01. The Company, in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm, to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in the schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products and profits thereof;

Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;
Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;
All the estate, right, title, interest and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, upon the occurrence and continuation of a Completed Default as defined in the Indenture, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate or otherwise dispose of any or all of such property so retained in its possession, free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such Completed Default under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;
To have and to hold all said property, real, personal and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to Permitted Encumbrances and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

ARTICLE II.
FORM AND EXECUTION OF SERIES 2046 BONDS
SECTION 2.01. There is hereby created, for issuance under the Indenture, a series of bonds designated Series due May 15, 2046, which shall bear the descriptive title “First Mortgage Bonds, Series due May 15, 2046,” (such bonds, the “Series 2046 Bonds”) and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Series 2046 Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Trust Indenture. The Series 2046 Bonds shall initially be authenticated and delivered in the aggregate principal amount of $350,000,000. The Series 2046 Bonds may be reopened and additional bonds of said series may be issued in excess of the amount initially authenticated and delivered, provided that such additional bonds of said series will contain the same terms (including the maturity date and interest payment terms), except for the public offering price and the issue date, and, if applicable, except for the initial interest payment date and initial interest accrual date, as the other Series 2046 Bonds. Any such additional Series 2046 Bonds, together with the Series 2046 Bonds initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $800,000,000. The Series 2046 Bonds shall mature on May 15, 2046, and shall be issued as registered bonds without coupons in denominations of $1,000, and integral multiples in excess thereof. The Series 2046 Bonds shall bear interest at a rate of 3.600% per annum on the principal amount thereof payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2016, and the principal shall be payable at the office of the Trustee in the City of Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Series 2046 Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The Series 2046 Bonds shall be dated as of the date of authentication thereof by the Trustee. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.
As long as there is no existing default in the payment of interest on the Series 2046 Bonds, the person in whose name any Series 2046 Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such

Series 2046 Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2046 Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Series 2046 Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2046 Bond may be listed, and upon such notice as may be required by such exchange.
The term “Record Date” as used in this Section 2.01 with respect to any interest payment date (May 15 or November 15) shall mean the May 1 prior to such May 15 or the November 1 prior to such November 15 (whether or not a business day).
As used in this Section 2.01, the term “default in the payment of interest” means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.
The “Special Record Date” as used in this Section 2.01 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2046 Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.01. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2046 Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2046 Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.01.
The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2046 Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.01, such payment shall be deemed practicable by the Trustee.

SECTION 2.02. At any time prior to November 15, 2045, the Company may redeem the Series 2046 Bonds, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of such Series 2046 Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Series 2046 Bonds being redeemed that would be due if such Bonds matured on November 15, 2045 (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined below) plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after November 15, 2045, the Company may redeem, in whole or in part, the Series 2046 Bonds at 100% of the principal amount of such Bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Series 2046 Bonds being redeemed (assuming, for this purpose, that the Series 2046 Bonds matured on November 15, 2045) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Series 2046 Bonds being redeemed.
“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the date fixed for redemption, after excluding the highest and lowest Reference Treasury Dealer Quotations for the date fixed for redemption, or (ii) if the Company obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of the Reference Treasury Dealer Quotations for the date fixed for redemption.
“Independent Investment Banker” means each of BNY Mellon Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Scotia Capital (USA) Inc., or their respective successors or, if such firms or their respective successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.
“Reference Treasury Dealer” means (1) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Scotia Capital (USA) Inc. and its affiliates and successors, and a Primary Treasury Dealer selected by BNY Mellon Capital Markets, LLC, and any other Primary Treasury Dealer designated by, and not affiliated with, BNY Mellon Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Scotia Capital (USA) Inc., or their respective successors, provided, however, that if any of the foregoing or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.
“Treasury Yield” means, for any date fixed for redemption, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term, yields for the two published maturities most closely corresponding to such Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the date fixed for redemption. The Treasury Yield will be calculated on the third business day preceding the date fixed for redemption.
The Series 2046 Bonds are not subject to a sinking fund.
The redemption price of the Series 2046 Bonds need not be specified in any temporary bond of said series if an appropriate reference be made in said temporary bond to the provision of this Section.
For purposes of Section 10.02 of the Indenture, the redemption price to be set forth in the notice of any redemption of the Series 2046 Bonds occurring prior to November 15, 2045 may be the manner of calculation thereof. The Company shall give the Trustee notice of such redemption price promptly after the calculation thereof and the Trustee shall not be responsible for any such calculation.
SECTION 2.03. The registered owner of any Series 2046 Bond or Bonds , at his, her or its option, may surrender the same with other bonds of such series at the office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.04 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered owner at its office or at any other place specified as aforesaid.

Notwithstanding any other provisions of the Indenture to the contrary, the Company shall not be required to issue, transfer or exchange any Series 2046 Bond of a series during a period of ten (10) days next preceding any selection of Series 2046 Bonds of such series to be redeemed. The Company shall not be required to transfer or exchange any Series 2046 Bond called or being called for redemption in its entirety or to transfer or exchange the called portion of a Series 2046 Bond which has been called for partial redemption.
SECTION 2.04. No charge shall be made by the Company for any exchange or transfer of Series 2046 Bonds other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.
SECTION 2.05. The Series 2046 Bonds shall be executed on behalf of the Company by its President or one of its Vice Presidents, and its corporate seal shall be thereunto affixed, or printed, lithographed or engraved thereon, in facsimile, and attested by the signature of its Secretary or one of its Assistant Secretaries. Any such signatures may be manual or facsimile signatures and may be imprinted or otherwise reproduced. In case any of the officers who shall have signed any Series 2046 Bonds or attested the seal thereon shall cease to be such officers of the Company before the Series 2046 Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Series 2046 Bonds nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons who signed such Series 2046 Bonds and attested the seal thereon had not ceased to be such officer or officers of the Company. Any Series 2046 Bond issuable hereunder may be signed or attested on behalf of the Company by such person as at the actual date of the execution of such Series 2046 Bond shall be the proper officer of the Company, although at the date of such Series 2046 Bond such person shall not have been an officer of the Company.
SECTION 2.06. (a)    Except as provided in subsections (c) and (g) of this Section 2.06, the registered holder of all of the Series 2046 Bonds shall be The Depository Trust Company (“DTC”) and such Series 2046 Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of, premium, if any, and interest on any Series 2046 Bonds registered in the name of Cede & Co. shall be made by transfer of New York Federal or equivalent immediately available funds with respect to the Series 2046 Bonds to the account of Cede & Co. on each such payment date for the Series 2046 Bonds at the address indicated for Cede & Co. in the bond register kept by the Trustee.
(b) The Series 2046 Bonds shall be initially issued in the form of one or more separate single authenticated fully registered certificates in the aggregate principal amount of all Series 2046 Bonds. Upon initial issuance, the ownership of such Series 2046 Bonds shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive registered holder of the Series 2046 Bonds registered in its name for the purposes of payment of the principal of, premium, if any, and interest on the Series 2046 Bonds and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in subsection (g) below of this Section 2.06; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC’s participants (each, a “Participant”), any person claiming a beneficial ownership in the Series 2046 Bonds under or through DTC or any Participant (each, a “Beneficial Owner”) or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to (1) the accuracy of any records maintained by DTC or any Participant; (2) the payment by DTC or any Participant of any amount in respect of the principal of, premium, if any, or interest on the Series 2046 Bonds; (3) the delivery by DTC or any Participant of any notice to any Beneficial Owner which is permitted or required to be given to registered holders under the Indenture of the Series 2046 Bonds; (4) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Series 2046 Bonds; or (5) any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of, premium, if any, and interest on the Series 2046 Bonds registered in the name of Cede & Co. only to or “upon the order of” (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York) DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Company’s obligations with respect to the principal of, premium, if any, and interest on such Series 2046 Bonds to the extent of the sum or sums so paid. Except as otherwise provided in subsections (c) and (g) below of this Section 2.06, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the Series 2046 Bonds. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word “Cede & Co.” in this Supplemental Trust Indenture shall refer to such new nominee of DTC.
(c) If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates for the Series 2046 Bonds or there shall have occurred and be continuing a Completed Default with respect to the Series 2046 Bonds, the Company shall notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates for Series 2046 Bonds. In such event, the Trustee shall issue, transfer and exchange bond certificates as requested by DTC in appropriate amounts pursuant to Article II of the Restated Indenture and Section 2.03 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.06(c). DTC may determine to discontinue providing its services with respect to a series of the Series 2046 Bonds at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates for the Series 2046 Bonds as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to cooperate with DTC in taking appropriate action after reasonable notice (i) to make available one or more separate certificates evidencing the Series 2046 Bonds to any Participant or (ii) to arrange for another book-entry depository to maintain custody of certificates evidencing the Series 2046

Bonds registered in the name of such depository or its nominee. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for the Series 2046 Bonds (except as provided in subsection (g) below of this Section 2.06). After such agreement has become effective, DTC shall present the Series 2046 Bonds for registration of transfer in accordance with Section 2.12 of the Restated Indenture, and the Trustee shall register them in the name of the successor book-entry depository or its nominee and all references thereafter to DTC shall be to such successor book-entry depository. If a successor book-entry depository has not accepted such position before the effective date of DTC’s termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered holders of the Series 2046 Bonds.
(d) Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Series 2046 Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Series 2046 Bonds and all notices with respect to such Series 2046 Bonds shall be made and given, respectively, to DTC as provided in the blanket representation letter between DTC and the Company. The Trustee is hereby authorized and directed to comply with all terms of the representation letter to the extent applicable to the Trustee.
(e) In connection with any notice or other communication to be provided pursuant to the Indenture for the Series 2046 Bonds by the Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the Series 2046 Bonds, the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.
(f) NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE SERIES 2046 BONDS; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; (4) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE SERIES 2046 BONDS; OR (5) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A REGISTERED HOLDER.
SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE SERIES 2046 BONDS AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF

THE SERIES 2046 BONDS SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE SERIES 2046 BONDS NOR THE PARTICIPANTS.
(g) The Company, in its sole discretion, may terminate the services of DTC with respect to the Series 2046 Bonds if the Company determines that: (i) DTC (x) is unable to discharge its responsibilities with respect to Series 2046 Bonds or (y) at any time ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended; or (ii) there shall have occurred and be continuing a Completed Default with respect to either series of Series 2046 Bonds. The Company, in its sole discretion and subject to DTC’s procedures, may terminate the services of DTC with respect to Series 2046 Bonds if the Company determines that a continuation of the requirement that all of the outstanding Series 2046 Bonds be registered with the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of the Series 2046 Bonds. After such event and if no substitute book-entry depository is appointed by the Company, the bond certificates for the Series 2046 Bonds will be delivered as described in the Indenture.
(h) Upon the termination of the services of DTC with respect to the Series 2046 Bonds pursuant to subsections (c) or (g) of this Section 2.06 after which no substitute book-entry depository is appointed, the Series 2046 Bonds shall be registered in whatever name or names holders transferring or exchanging Series 2046 Bonds shall designate in accordance with the provisions of the Indenture.
ARTICLE III.
APPOINTMENT OF AUTHENTICATING AGENT
SECTION 3.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Series 2046 Bonds in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.
SECTION 3.02. (a)    Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation, trust company or banking association organized and doing business under the laws of the United States or of any State, shall be authorized under such laws to act as authenticating agent, shall have a combined capital and surplus of at least $10,000,000 and shall be subject to supervision or examination by Federal or State authority. If such corporation, trust company or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 3.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
(b) Any corporation, trust company or banking association into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation, trust company or banking association resulting from any merger, conversion or consolidation to which any authenticating agent shall be a party, or any corporation, trust company or banking association succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.
(c) Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 3.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 3.02.
(d) The Company agrees to pay to any authenticating agent, appointed in accordance with the provisions of Section 3.01 and this Section 3.02, reasonable compensation for its services.
SECTION 3.03. If an appointment is made pursuant to this Article III, the registered Series 2046 Bonds shall have endorsed thereon, in addition to the Trustee’s Certificate, an alternate Trustee’s Certificate in the following form:
(Form of Trustee’s Certificate)
This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:
Authenticating Agent
By:
Authorized Officer

Dated:

SECTION 3.04. No provision of this Article III shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.
ARTICLE IV.
FINANCING STATEMENT TO COMPLY WITH
THE UNIFORM COMMERCIAL CODE
SECTION 4.01. The name and address of the debtor and secured party are set forth below:

Debtor:	Northern States Power Company
414 Nicollet Mall Minneapolis, Minnesota 55401

Secured Party:	The Bank of New York Mellon Trust Company, N.A., Trustee
2 North LaSalle Street Suite 1020 Chicago, Illinois 60602

NOTE: Northern States Power Company, the debtor above named, is “a transmitting utility” under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.
SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.
SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture and this Supplemental Trust Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

First Mortgage Bonds	Principal Amount

Series due July 1, 2025	$250,000,000
Series due March 1, 2028	$150,000,000
Series due July 15, 2035	$250,000,000
Series due June 1, 2036	$400,000,000
Series due July 1, 2037	$350,000,000
Series due March 1, 2018	$500,000,000
Series due November 1, 2039	$300,000,000
Series due August 15, 2040	$250,000,000
Series due August 15, 2022	$300,000,000
Series due August 15, 2042	$500,000,000
Series due May 15, 2023	$400,000,000
Series due May 15, 2044	$300,000,000
Series due August 15, 2020	$300,000,000
Series due August 15, 2045	$300,000,000
Series due May 15, 2046	$350,000,000

SECTION 4.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture and this Supplemental Trust Indenture.
SECTION 4.05. The 1937 Indenture, the Restated Indenture and the prior Supplemental Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture	Supplemental Indenture
Dated February 1, 1937	Dated October 1, 1954

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1942	Dated September 1, 1956

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1944	Dated August 1, 1957

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1945	Dated July 1, 1958

Supplemental Indenture	Supplemental Indenture
Dated July 1, 1948	Dated December 1, 1960

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1949	Dated August 1, 1961

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1952	Dated June 1, 1962

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1963	Dated September 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1966	Dated December 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1967	Dated May 1, 1985

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1967	Dated September 1, 1985

Supplemental Indenture	Supplemental and Restated Indenture
Dated May 1, 1968	Dated May 1, 1988

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1969	Dated July 1, 1989

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1971	Dated June 1, 1990

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1971	Dated October 1, 1992

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1972	Dated April 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1973	Dated December 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1974	Dated February 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1974	Dated October 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated April 1, 1975	Dated June 1, 1995

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1975	Dated April 1, 1997

Supplemental Indenture	Supplemental Indenture
Dated March 1, 1976	Dated March 1, 1998

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1981	Dated May 1, 1999

Supplemental Indenture	Supplemental Indenture
Dated December 1, 1981	Dated June 1, 2000

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1983	Dated August 1, 2000

Supplemental Indenture	Supplemental Indenture
Dated December 1, 1983	Dated June 1, 2002

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2002	Dated March 1, 2008

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2002	Dated November 1, 2009

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2003	Dated August 1, 2010

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2003	Dated August 1, 2012

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2005	Dated May 1, 2013

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2006	Dated May 1, 2014

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2007	Dated August 1, 2015

SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.
ARTICLE V.
MISCELLANEOUS
SECTION 5.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the

Indenture by virtue hereof (except the Trustee’s certificate) and the Trustee shall incur no responsibility in respect of such matters.
SECTION 5.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the Indenture.
SECTION 5.03. (a) If any provision of the Indenture or this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.
(b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.
SECTION 5.04. Wherever in this Supplemental Trust Indenture the word “Indenture” is used without the prefix “1937,” “Original,” “Restated,” or “Supplemental,” such word was used intentionally to include in its meaning both the 1937 Indenture, as amended and restated by the Restated Indenture, and all indentures supplemental thereto.
SECTION 5.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.
SECTION 5.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.
(b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
The total aggregate amount of obligations to be issued forthwith under this Supplemental Trust Indenture shall not exceed $350,000,000.

IN WITNESS WHEREOF, on this 23rd day of May, A.D. 2016, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed and this Supplemental Trust Indenture effective May 1, 2016, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), a national banking association, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this Supplemental Trust Indenture effective May 1, 2016, to be signed by its President, a Vice President or an Assistant Vice President.
NORTHERN STATES POWER COMPANY

/s/ Brian J. Van Abel
By: Brian J. Van Abel
Its: Vice President and Treasurer

Attest:

/s/ Tara M. Heine
By: Tara M. Heine Its: Assistant Secretary

Executed by Northern States Power Company in the presence of:	(CORPORATE SEAL)

/s/ Kaydra A. Kirtz
Witness: Kaydra A. Kirtz

/s/ Robert E. LaBahn
Witness: Robert E. LaBahn

[Signature page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

/s/ R. Tarnas
By: R. Tarnas
Its: Vice President

[Signature page to Supplemental Indenture]

STATE OF MINNESOTA	)
) SS.:
COUNTY OF HENNEPIN	)

This instrument was acknowledged before me on May 23, 2016 by Brian J. Van Abel as Vice President and Treasurer, and Tara M. Heine, as Assistant Secretary, of Northern States Power Company, a Minnesota corporation, on behalf of the corporation.

/s/ Sharon M. Quellhorst
Sharon M. Quellhorst
Notary Public
My commission expires: January 31, 2020

STATE OF ILLINOIS	)
) SS.:
COUNTY OF COOK	)

Richard Tarnas, being duly sworn, for himself deposes and says that he, the said Richard Tarnas, is Vice President, of The Bank of New York Mellon Trust Company, N.A., the national banking association described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagee; and Richard Tarnas further says that said Supplemental Trust Indenture was executed in good faith.

/s/ R. Tarnas
 R. Tarnas

STATE OF ILLINOIS	)
) SS.:
COUNTY OF COOK	)

On this 23rd day of May, A.D. 2016, before me, Colleen Sketch, a Notary Public in and for said County in the State aforesaid, personally appeared Richard Tarnas to me personally known, and to me known to be a Vice President of The Bank of New York Mellon Trust Company, N.A., the national banking association described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, did say that Richard Tarnas is a Vice President of The Bank of New York Mellon Trust Company, N.A., the national banking association; and that said instrument was executed on behalf of said association by authority of its board of directors; and said Richard Tarnas acknowledged said instrument to be the free act and deed of said association and that such association executed the same.
WITNESS my hand and notarial seal, this 23rd day of May, A.D. 2016.

/s/ Colleen Sketch
Colleen Sketch
Notary Public, State of Illinois
My commission expires: May 20, 2017
(NOTARY SEAL)

SCHEDULE A

The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to the Bank of New York Mellon Trust Company N.A. as successor trustee to Harris Trust and Savings Bank, Effective as of May 1, 2016, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clause or elsewhere in the Indenture.

I.	PROPERTIES IN THE STATE OF MINNESOTA

1.	The following described real property, situate, lying and being in the County of Carver, to wit:

Lake Bavaria Substation

Parcel A:
That part of Outlot A, Summit Place, located in the Northeast Quarter of the Northwest Quarter, Section 25, Township 116 North, Range 24 West, and lying easterly of the easterly right of way line of County State Highway No. 11, Carver County, Minnesota.

And

Parcel B:
The north 75.00 feet of that part of the North Half of the Southeast Quarter of the Northwest Quarter, Section 25, Township 116 North, Range 24 West, lying easterly of the easterly right of way line of County State Highway No. 11, Carver County, Minnesota.

And

Parcel C:
That part of the North 909.87 feet of the Northeast Quarter of the Northwest Quarter of Section 25, Township 116 North, Range 24 West, Carver County, Minnesota, which lies easterly of the easterly right of way line of County Highway 11, as defined by Final Certificate Document No. 310639 except for the North 300.00 feet thereof, which lies south of the following described line:

Commencing at the northeast corner of the Northeast Quarter of the Northwest Quarter of Section 25, Township 116 North, Range 24 West; thence South 00 degrees 26 minutes 00 seconds West 756.39 feet along the east line of said Northeast Quarter of the Northwest Quarter of Section 25 to the point of beginning of the line to be described; thence North 87 degrees 58 minutes 22 seconds West 193.85 feet to the easterly right of way line of C.S.A.H. No. 11 and said line there terminating.

2.    The following described real property, situate, lying and being in the County of Dakota, to wit:

Hampton Substation

Tract A:
The South 491.80 feet of the East Half of the Northeast Quarter of Section 32, Township 114 North, Range 18 West, Dakota County, Minnesota, less the West 378.00 feet thereof, which lies west of the west right of way line of Trunk Highway No. 52. Containing 9.53 acres.

Tract B:
That part of the South 563.50 feet of the East Half of the Northeast Quarter of Section 32, Township 114 North, Range 18 West, Dakota County, Minnesota, less the South 491.80 feet lying east of the West 378.00 feet thereof, which lies west of the west right of way line of Trunk Highway No. 52, and lies easterly of the following described line:

Commencing at the southeast corner of said East Half of the Northeast Quarter of Section 32, Township 114 North, Range 18 West, Dakota County, Minnesota; thence South 89 degrees 56 minutes 17 seconds West, along the south line of said East Half of the Northeast Quarter, 1304.43 feet to the point of beginning of the line to be described; thence North 00 degrees 35 minutes 13 seconds West, 1496.51 feet; thence South 89 degrees 53 minutes 22 seconds West, 2.80 feet to the west line of said East Half of the Northeast Quarter and said line there terminating. Containing 6.11 acres.

3.    The following described real property, situate, lying and being in the County of Dodge, to wit:

Pleasant Valley Wind Farm

TRACT 1:
M & L Farms, a Minnesota partnership
FA: 411799-234
PN: 12-032-0600 (NE/4 & N/2 SE/4)
PN: 12-032-0500 (SW/4 SE/4)
PID: 246

Easements as created by that certain Wind Energy Easement Agreement dated March 28, 2014, by and between M & L Farms, a Minnesota partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 205713, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The Southwest Quarter of the Southeast Quarter (SW 1/4 SE 1/4), the Northeast Quarter (NE 1/4), and the North One-half of the Southeast Quarter (N 1/2 of SE 1/4) all in Section Thirty-two (32), Township One Hundred Five (105) North, Range Seventeen (17) West of the 5th P.M., Dodge County, Minnesota.

TRACT 2: - Intentionally deleted

TRACT 3:
Karen J. Conzemius
FA: 411799-384
PN: 12-034-0601
PID: 3525
Easements as created by that certain Wind Energy Easement Agreement dated January 7, 2014, by and between Karen J. Conzemius and George R. Conzemius, a married couple, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 17, 2014, as Document No. T 3083, in the records of the Dodge County Registrar of Titles, State of Minnesota,, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The Northwest Quarter (NW1/4) of Section Thirty-four (34) in Township One Hundred Five (105) North, Range Seventeen (17) West,
Excepting tract described as follows:
Commencing at the Southwest corner of said Northwest Quarter;
thence South 89 degrees 51 minutes East 75.00 feet along the South line of said Northwest Quarter to the East right-of-way line of State Highway Number 56 and the point of beginning of the tract to be described;
thence South 89 degrees 51 minutes East 419.86 feet along the said South line of said Northwest Quarter to the Westerly right of way line of Chicago Great Western Railway;
thence North 35 degrees 09 minutes West 364.90 feet;
thence North 76 degrees 31 minutes West 215.70 feet to the said East right of way line of said State Highway Number 56;
thence due South 347.65 feet along said East right of way line of said State Highway Number 56 to the point of beginning.
Also Except that part of the Northeast Quarter of the Northwest Quarter of said Section 34, Township 105 North, Range 17 West, and of the abandoned Chicago and Great Western Railroad right of way described as follows:
Commencing at the Northwest corner of the Northwest Quarter of said Section 34;
thence Easterly on an azimuth measured to the right from an assumed North of 90 degrees 00 minutes 00 seconds along the Northerly line of said Northwest Quarter 1735.23 feet to the point of beginning.

thence continuing Easterly 90 degrees 00 minutes 00 seconds azimuth along said Northerly line 141.35 feet;
thence Southerly 180 degrees 00 minutes 00 seconds azimuth 832.75 feet;
thence Westerly 269 degrees 42 minutes 29 seconds azimuth 314.65 feet;
thence Southwesterly 243 degrees 41 minutes 09 seconds azimuth 174.64 feet to the centerline of an unnamed branch of the Cedar River;
thence Northwesterly 333 degrees 41 minutes 09 seconds azimuth along said centerline 35.94 feet;
thence Northwesterly 303 degrees 08 minutes 04 seconds azimuth along said centerline 64.18 feet;
thence Northeasterly 25 degrees 19 minutes 09 seconds azimuth 934.21 feet to the point of beginning.
All that part of the part of the Southwest Quarter (SW1/4) lying West of the right of way of the Chicago Great Western Railway in Section Thirty-four (34) in Township One Hundred Five (105) North, Range Seventeen (17) West,
Excepting tract described as follows:
Commencing at the Northwest corner of said Southwest Quarter;
thence South 89 degrees 51 minutes East 75.00 feet along the North line of said Southwest Quarter to the East right of way line of State Highway Number 56 and the point of beginning of the tract to be described;
thence South 89 degrees 51 minutes East 419.86 feet along said North line of said Southwest Quarter to the Westerly right-of-way line of the Chicago Great Western Railway;
thence South 25 degrees 12 seconds West 985.85 feet along said Westerly right-of-way line of said Chicago Great Western Railway to the said East right-of-way line of said State Highway Number 56;
thence due North 893.13 feet along said East right of way line of said State Highway Number 56 to the point of beginning.

Except tract of 0.53 acre in the Northwest Quarter of Section 34, Township 105, Range 17 described in Document No. 914.
Except that part of the Northwest Quarter of the Northwest Quarter of Section 34, Township 105 North, Range 17 West, described as follows:
Commencing at the Northwest corner of the Northwest Quarter of said Section 34;
thence South 00 degrees 00 minutes 00 seconds West, assumed bearing, along the West line of said Northwest Quarter, 664.00 feet for a point of beginning;
thence North 90 degrees 00 minutes 00 seconds East, 752.00 feet;
thence South 00 degrees 00 minutes 00 seconds West, 333.85 feet;
thence South 90 degrees 00 minutes 00 seconds West, 413.00 feet;
thence South 00 degrees 00 minutes 00 seconds West, 37.10 feet;
thence North 86 degrees 27 minutes 50 seconds West, 339.65 feet to the West line of said Northwest Quarter;
thence North 00 degrees 00 minutes 00 seconds East, along said West line, 350.00 feet to the point of beginning.
Except the West Half of the West Half of the Northwest Quarter (W1/2 W1/2 NW1/4) of Section Thirty-four (34) in Township One Hundred Five (105) North, Range Seventeen (17) West,
And Also Except that part of the Northwest Quarter of Section 34, Township 105 North, Range 17 West, Dodge County, Minnesota described as follows:
Beginning at the Northeast corner of the Northwest Quarter of said Section 34;
thence South 00 degrees 01 minutes 49 seconds East (Note: All bearings are in relationship with the Dodge County coordinate System NAD 83, Adjusted 1996) along the East line of said Northwest Quarter, 470.00 feet;

thence South 68 degrees 57 minutes 09 seconds West, 132.25 feet;
thence South 49 degrees 32 minutes 39 seconds West, 134.42 feet;
thence South 02 degrees 24 minutes 16 seconds East, 455.27 feet;
thence North 89 degrees 55 minutes 07 seconds West, 1056.62 feet;
thence North 00 degrees 04 minutes 53 seconds East, 148.34 feet to the Southerly line of a previously described parcel;
thence North 63 degrees 46 minutes 41 seconds East, along said previously described parcel, 174.64 feet;
thence North 89 degrees 48 minutes 01 seconds East, along said parcel, 314.65 feet to the Southeast corner thereof;
thence South 88 degrees 39 minutes 23 seconds East, 50.33 feet;
thence North 50 degrees 25 minutes 57 seconds East, 312.99 feet;
thence North 49 degrees 11 minutes 56 seconds East, 214.70 feet;
thence North 50 degrees 38 minutes 33 seconds East, 130.49 feet;
thence North 51 degrees 41 minutes 30 seconds East, 267.72 feet;
thence North 00 degrees 01 minutes 49 seconds West, 244.33 feet to the North line of said Northwest Quarter;
thence South 89 degrees 54 minutes 28 seconds East, along said North line, 26.50 feet to the point of beginning.

Dodge County, Minnesota.
Torrens Property
Torrens Certificate No. 341

TRACT 4:
DBTMK Limited partnership
FA: 411799-236
PN: 12-034-0400
PID: 3285

Easements as created by that certain Wind Energy Easement Agreement dated March 3, 2014, by and between DBTMK limited Partnership, a Minnesota limited partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 205846, in the records of Dodge County Recorder, State of Minnesota, and on May 15, 2014 as Document No. T 3088, in the records of the Dodge County Registrar of Titles, State of Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
All that part of the Southwest Quarter (SW 1/4) of Section 34, Township 105 North, Range 17 West, lying East of the right of way of the Chicago Great Western Railroad as the same is now located; EXCEPT the following described tracts:
Commencing at the southwest corner of the Southwest Quarter of the Southwest Quarter, Section 34, Township 105, Range 17, thence North 13 1/3 rods, thence East 12 rods, thence South 13 1/3 rods, thence West 12 rods to the place of beginning;
AND
Commencing at the southwest corner of the said Southwest Quarter, thence North along the West section line of said Section 34, a distance of 80 rods to the point of beginning, thence East a distance of 5 chains, 57 links; thence North a distance of 6 chains, 47 links; thence West to the West section line of said Section 34, a distance of 5 chains, 57 links; thence South along said West section line to the point of beginning, excepting all that portion thereof lying West of the right of way of the Chicago Great Western Railroad and also except the right of way of said railroad and highway right of way.
(Torrens property; Certificate of Title Volume 3, Page 19)

TRACT 5:

Hazel C. Steward
FA: 411799-079
PN: 12-034-0900
PID: 3287
Easements as created by that certain Wind Energy Easement Agreement dated December 12, 2013, by and between Hazel C. Steward and Eugene Steward, wife and husband, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205189, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.
LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:

The West One-half of the Northeast Quarter (W 1/2 of NE 1/4) and the West One-half of the Southeast Quarter (W 1/2 of SE 1/4) of Section Thirty-four (34), Township One Hundred Five (105) North, Range Seventeen (17) West of the 5th P.M., Dodge County, Minnesota.

TRACT 6:
Thomas S. Anderson
FA: 411799-427
PN: 12-034-0300
PID: 3522

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Thomas S. Anderson, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 205843, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:

The East Half of the Northeast Quarter lying West of the railroad, Except the North 986 feet thereof, being located in Section Thirty-four (34), Township One Hundred Five (105)

North, Range Seventeen (17) West of the 5th P.M., Dodge County, Minnesota.

TRACT 7:
Karen B. Thoen, as to an undivided ½ interest
And
Shirley A. Thoen, as to an undivided ½ interest
FA: 411799-083
PN: 12-034-1000
PID: 3286

Easements as created by that certain Wind Energy Easement Agreement dated March 28, 2014, by and between Karen B. Thoen and Mark E. Thoen, wife and husband, as to an undivided one half interest, and Shirley A. Thoen and Linn D. Thoen, wife and husband, as to an undivided one half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 205715 in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:

The East One-half of the Southeast One Quarter (E½SE¼) of Section Thirty-Four (34), Township One Hundred Five North (105N), Range Seventeen (17) West, Dodge County, Minnesota.

TRACT 8: - Intentionally deleted

TRACT 9:
Janet L. Christenson, Trustee of the Janet L. Christenson Family Trust, dated January 11, 1994, as amended a one-half (1/2) undivided interest;
And
Janet L. Christenson, as Trustee of the Robert L. Christenson Credit Trust created under the Robert L. Christenson Revocable Trust under agreement dated January 11, 1994, as amended, a one-half (1/2) undivided interest
FA: 411799-077
PN: 12-035-0501
PID: 237

Easements as created by that certain Wind Energy Easement Agreement dated March 20, 2014, by and between Janet L.

Christenson, Trustee of the Janet L. Christenson Family Trust, dated January 11, 1994, as amended, as to an undivided ½ interest and Janet L. Christenson, Trustee of the Robert L. Christenson Credit Trust created under the Robert L. Christenson Revocable Trust, under agreement dated January 11, 1994, as amended, as to an undivided ½ interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 205703 in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The South Half (S 1/2) of Section 35, Township 105 North, Range 17 West, Dodge County, Minnesota; EXCEPT the following described parcel:

That part of the South Half of the Southwest Quarter (S 1/2 of SW 1/4) of Section 35, Township 105 North, Range 17 West, Dodge County, Minnesota, described as follows: Commencing at the southwest corner of said Southwest Quarter, thence on an assumed bearing of North 90 degrees 00 minutes 00 seconds East along the south line of said Southwest Quarter 1188.10 feet to the point of beginning; thence North 00 degrees 00 minutes 00 seconds East 672.18 feet; thence South 89 degrees 31 minutes 15 seconds East 651.03 feet; thence South 00 degrees 03 minutes 26 seconds West 666.74 feet to the south line of said Southwest Quarter; thence South 90 degrees 00 minutes 00 seconds West along said south line 650.34 feet to the point of beginning.

TRACT 10:
LMN Family Farm FLP
FA: 411799-409
PN: 16-019-0500(P1), PN: 16-030-0300(P2)
PID: 411(P1), PID: 366(P2)
Easements as created by that certain Wind Energy Easement Agreement dated March 20, 2014, by and between LMN Family Farm Family Limited Partnership, a/k/a LMN Family Farm FLP, a Minnesota limited partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 205470, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
Parcel 1:
The Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section Nineteen (19), Township One Hundred Five (105) North of Range Sixteen (16) West; Dodge County, Minnesota.
Parcel 2:
The Northwest Quarter (NW1/4) of Section Thirty (30), Township One Hundred Five (105) North of Range Sixteen (16) West; Dodge County, Minnesota., Except that part of the Northwest Quarter of Section 30, Township 105, Range 16 described as follows:
Commencing at the Northwest corner of said Northwest Quarter;
thence East along the North line of said Northwest Quarter 615 feet;
thence South parallel with the West line of said Northwest Quarter 410 feet;
thence West parallel with the North line of said Northwest Quarter 615 feet;
thence North on the West line of said Northwest Quarter 410 feet to the point of beginning.

TRACT 11:
Karen Severson as Trustee of Calmer Severson Trust under will dated February 14, 2013, an undivided 42.7185% interest of an undivided one-half interest, and Karen Severson, individually, an undivided 7.2815% of an undivided one half interest; and Karen Severson as to an undivided one half interest.
FA: 411799-447
PN: 12-024-0300, PN: 12-024-0301
PID: 393

Easements as created by that certain Wind Energy Easement Agreement dated December 17, 2013, by and between Calmer Severson and Karen Severson, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 205468, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The Southwest Quarter (SW1/4) of Section Twenty-four (24), Township One Hundred Five (105) North, Range Seventeen (17) West, Dodge County, Minnesota.

TRACT 12:
Leon J. Holst (married to Shirley M. Holst) and Evan A. Holst (married to LuAnn Holst), as Tenants in Common
FA: 411799-074
PN: 12-024-0100
PID: 2568
Easements as created by that certain Wind Energy Easement Agreement dated March 7, 2014, by and between Leon J. Holst and Shirley M. Holst, husband and wife, and Evan A. Holst and LuAnn Holst, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 26, 2014, as Document No. 205201, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The East Half of Section 24, Township 105 North, Range 17 West, Dodge County, Minnesota.

TRACT 13:
Karen Severson as Trustee of Calmer Severson Trust under will dated February 14, 2013, an undivided 42.7185%

interest of an undivided one-half interest, and Karen Severson, individually, an undivided 7.2815% of an undivided one half interest; and Karen Severson as to an undivided one half interest.
FA: 411799-071
PN: 16-019-0700
PID: 368

Easements as created by that certain Wind Energy Easement Agreement dated December 17, 2013, by and between Calmer Severson and Karen Severson, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 205468, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The West Half of the Southwest Quarter (W 1/2 of SW 1/4) and the Southwest Quarter of the Northwest Quarter (SW 1/4 of NW 1/4) of Section 19, Township 105 North, Range 16 West, Dodge County, Minnesota.

TRACT 14:
Mary C. Kooiman, Trustee of the Mary C. Kooiman Revocable Trust U/A dated April 10, 1998, as restated June 11, 2013
FA: 411799-070
PN: 16-019-0600
PID: 367

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Mary C. Kooiman, trustee of the March C. Kooiman Revocable trust U/A dated April 10, 1998, as restated June 11, 2013 and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205177, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The Southeast Quarter of the Northwest Quarter (SE 1/4 of NW 1/4) and the East Half of the Southwest Quarter (E 1/2 of SW 1/4) of Section 19, Township 105 North, Range 16 West, Dodge County, Minnesota.

TRACT 15:
Edward J. Robinson and Jane E. Robinson, an undivided one-half interest, as joint tenants between them, and
Mark E. Robinson, an undivided one-half interest, all as joint tenants
FA: 411799-401
PN: 16-019-0801
PID: 369
Easements as created by that certain Wind Energy Easement Agreement dated March 24, 2014, by and between Ronald R. Greenslade and Karen L. Greenslade, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 17, 2014, as Document No. 205497, and as amended by that certain Amendment to Memorandum of Easement Agreement dated November 14, 2014, recorded November 25, 2014 as Document No. 208742, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
Parcel 1:

The West One-Half of the Southeast Quarter (W 1/2 of SE 1/4) of Section Nineteen (19), Township One Hundred Five (105) North, Range Sixteen (16) West, Dodge County, Minnesota.

EXCEPTING THEREFROM:

Commencing at the Southwest corner of the Southeast Quarter of said Section 19; thence North 89 degrees 48 minutes 43 seconds East (NOTE: All bearings are in relationship with the Dodge County Coordinate System NAD '83, Adjusted 1996), along the South line of said Southeast Quarter, 655.42 feet to the POINT

OF BEGINNING; thence North 00 degrees 11 minutes 17 seconds West, at right angles to said South line, 573.00 feet; thence North 89 degrees 48 minutes 43 seconds East, parallel with said South line, 420.00 feet; thence South 00 degrees 11 minutes 17 seconds East, 573.00 feet to said South line; thence South 89 degrees 48 minutes 43 seconds West, along said South line, 420.00 feet to the POINT OF BEGINNING. Said parcel is subject to the Township Road right of way over the Southerly side thereof.

TRACT 16:
Roger W. Ehler
FA: 411799-397
PN: 16-019-1100(SE/4SE/4), PN: 16-020-0300(SW/4SW/4 & N/2SW/4)
PID: 371(P1), PID: 370(P2)
Easements as created by that certain Wind Energy Easement Agreement dated November 26, 2013, by and between Roger W. Ehler and Rhoda A. Ehler, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205185, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) of Section Nineteen (19);
also the North Half of the Southwest Quarter (N 1/2 of SW 1/4) and Southwest Quarter of the Southwest Quarter (SW 1/4 of SW 1/4), Section Twenty (20), all in Township One Hundred Five (105) North of Range Sixteen (16) West; Dodge County, Minnesota.

TRACT 17:
Leslie R. Stevens and Barbara L. Stevens, husband and wife
FA: 411799-072
PN: 16-020-0201
PID: 3171

Easements as created by that certain Wind Energy Easement Agreement dated December 30, 2013, by and between Leslie R.

Stevens and Barbara L. Stevens, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205187, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The Northwest Quarter (NW 1/4) of Section 20, Township 105 North, Range 16 West, Dodge County, Minnesota; EXCEPT the following described parcel:
Commencing at the northwest corner of said Northwest Quarter; thence North 89 degrees 59 minutes 28 seconds East (Note: All bearings are in relationship with the Dodge County Coordinate System NAD '83, Adjusted 1996) along the north line of said Northwest Quarter, 1380.59 feet to the point of beginning; thence continue North 89 degrees 59 minutes 28 seconds East along said north line 646.94 feet; thence South 00 degrees 40 minutes 16 seconds West, 603.69 feet; thence South 88 degrees 47 minutes 20 seconds West, 357.50 feet; thence South 38 degrees 55 minutes 40 seconds West, 391.39 feet; thence North 03 degrees 15 minutes 22 seconds West, 570.14 feet; thence North 00 degrees 41 minutes 02 seconds West 346.38 feet to the point of beginning.

TRACT 18:
Louise M. Moser, as sole surviving Trustee of the Robert F. Moser Trust Under Agreement Dated October 17, 2013, as to an undivided one-half interest and Louise M. Moser as Trustee of the Louise M. Moser Trust Under Agreement Dated October 17, 2013, as to an undivided one-half interest
FA: 411799-407
PN: 12-025-0100(P1), PN: 16-020-0400(P2)
PID: 365(P1), PID: 3036(P2)

Easements as created by that certain Wind Energy Easement Agreement dated January 15, 2014, by and between Robert F. Moser and Louise M. Moser as Trustees of the Robert F. Moser Trust Under Agreement Dated October 17, 2013, as to an undivided one-half interest, and Louise M. Moser and Robert F. Moser as Trustees of the Louise M. Moser Trust Under agreement Dated October 17, 2013, as to an undivided one-half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 205711 in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
Parcel 1:
The Northeast Quarter (NE1/4) of Section Twenty-five (25), Township One Hundred Five (105) North, Range Seventeen (17) West, Dodge County, Minnesota.
Parcel 2:
The Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4), and the Southeast Quarter (SE1/4) of Section Twenty (20), Township One Hundred Five (105) North, Range Sixteen (16) West, Dodge County, Minnesota, Excepting therefrom the following:
1. The Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of Section Twenty (20), Township One Hundred Five (105) North of Range Sixteen (16) West; and
2. Commencing at the Southwest corner of the Southeast Quarter (SE1/4) of said Section Twenty 20;
thence East, assumed bearing, along the South line thereof, 471.00 feet for a point of beginning;
thence North 00 degrees 02 minutes 00 seconds West, 430.00 feet;
thence North 88 degrees 16 minutes 53 seconds East, 600.17 feet;
thence South 00 degrees 20 minutes 00 seconds East, 448.00 feet to the South line of said Southeast Quarter;
thence West, along said South line, 600.00 feet to the point of beginning.

TRACT 19:
Steven I. Boysen and Donna E. Boysen, husband and wife, as joint tenants, as to Parcel 1;

Steven I. Boysen and Donna Boysen, husband and wife, as joint tenants, as to Parcel 2.
FA: 411799-444
PN: 12-025-0400(P1), PN: 16-029-0501(P2)
PID: 350(P1), PID: 2965(P2)
Easements as created by that certain Wind Energy Easement Agreement dated February 12, 2014, by and between, Steven I. Boysen and Donna E. Boysen, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205179, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.
LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:

Parcel 1:

The South One-Half of the Southeast Quarter (S1/2 SE1/4) of Section Twenty-five (25), Township One Hundred Five (105) North, Range Seventeen (17) West, Dodge County, Minnesota.

Parcel 2:

The Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4) in Section Twenty-nine (29), Township One Hundred Five (105) North, Range Sixteen (16) West, Dodge County, Minnesota, Excepting a strip of land one (1) rod wide and eighty (80) rods long on the East line of the Southeast Quarter of the Southwest Quarter of said Section;
also a strip of land one (1) rod wide and seventy-nine (79) rods long commencing in the Southwest corner of the Northeast Quarter of the Southwest Quarter of said Section 29, thence running East on the South line of said Northeast Quarter of the Southwest Quarter; all in Section 29, Township 105, Range 16.

Also Excepting therefrom: Commencing at the Southeast corner of Section 29, Township 105 North, Range 16 West; thence West assumed bearing along the South line of Section 29, Township 105, Range 16 a distance of 3156.0 feet to a point of beginning; thence West assumed bearing along the South line a distance of 435.0 feet; thence North a distance of 300.0 feet; thence East 435.0 feet; thence South 300.0 feet to the point of beginning, all located in Dodge County, Minnesota.

TRACT 20:
Steven I. Boysen and Donna E. Boysen, husband and wife, as joint tenants
FA: 411799-443
PN: 16-030-0800
PID: 349

Easements as created by that certain Wind Energy Easement Agreement dated February 12, 2014, by and between, Steven I. Boysen and Donna E. Boysen, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205179, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The West Half of the Southeast Quarter (W1/2 SE1/4) of Section Thirty (30), Township One Hundred Five (105) North of Range Sixteen (16) West; Dodge County, Minnesota.

TRACT 21:
Raymond R. Kyllo and Darlene A. Kyllo, husband and wife, as joint tenants, as to Parcel 1
Ralph T. Kyllo (married to Wilma Kyllo); and Ralph T. Kyllo and Wilma Kyllo, husband and wife, as joint tenants, as to Parcel 2
Ralph Kyllo and Wilma Kyllo, as joint tenants, as to Parcel 3
Ralph T. Kyllo (married to Wilma Kyllo); and Ralph T. Kyllo and Wilma Kyllo, husband and wife, as joint tenants, as to Parcel 4
Ralph Kyllo and Wilma Kyllo, husband and wife, as joint tenants, as to Parcel 5
FA: 411799-082
PN: 16-032-0200(P1), 16-032-0300(P2), 16-029-0300(P3), 16-029-0400(P4 and P5)
PID: 259(P1), PID: 256(P2), PID: 255(P3, P4 and P5)
Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between Raymond R. Kyllo and Darlene A. Kyllo, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205171, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 1.
Easements as created by that certain Wind Energy Easement Agreement dated December 30, 2013, by and between Ralph T. Kyllo and Wilma Kyllo, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205173, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcels 2, 3, 4 and 5.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:

PARCEL 1:

The West Half of the Northwest Quarter (W 1/2 of NW 1/4) of Section 32, Township 105 North, Range 16 West, Dodge County, Minnesota.

PARCEL 2:

The East Half of the Northwest Quarter (E 1/2 of NW 1/4) of Section 32, Township 105 North, Range 16 West, Dodge County, Minnesota.

PARCEL 3:

The Northwest Quarter of the Northwest Quarter (NW 1/4 of NW 1/4) of Section 29, Township 105 North, Range 16 West, Dodge County, Minnesota;

EXCEPTING that part of said Northwest Quarter of the Northwest Quarter (NW 1/4 of NW 1/4), described as follows: Beginning at the Northwest corner of said Northwest Quarter; thence North 90 degrees 00 minutes 00 seconds East, along the North line of said Northwest Quarter, 370.00 feet; thence South 0 degrees 00 minutes 00 seconds (for purposes of this description bearings are assumed and based on the North line of said Northwest Quarter being North 90 degrees 00 minutes 00 seconds East), 600.00 feet; thence North 90 degrees 00 minutes 00 seconds West, 366.32 feet to the West line of said Northwest

Quarter; thence North 0 degrees 21 minutes 06 seconds West, along said West line, 600.01 feet to the point of beginning.

Also Excepting therefrom that part of the Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section 29, Township 105 North, Range 16 West, Dodge County, Minnesota, described as follows:
Commencing at the Northwest corner of said Northwest Quarter;
thence North 89 degrees 53 minutes 14 seconds East (Note: All bearings are in relationship with the Dodge County Coordinate System, NAD 83, Adjusted 1996), along the North line of said Northwest Quarter, 370.00 feet to the point of beginning;
thence South 00 degrees 06 minutes 46 seconds East, 600.00 feet;
thence South 89 degrees 53 minutes 14 seconds West, 366.32 feet to the West line of said Northwest Quarter;
thence South 00 degrees 27 minutes 25 seconds East , along said West line, 99.30 feet;
thence North 89 degrees 53 minutes 14 seconds East, 438.40 feet;
thence North 00 degrees 06 minutes 46 seconds West, 699.30 feet to the North line of said Northwest Quarter;
thence South 89 degrees 53 minutes 14 seconds West, along said North line, 72.60 feet to the point of beginning.

PARCEL 4:

The West Half of the Southwest Quarter (W 1/2 of SW 1/4); also the Northeast Quarter of the Southwest Quarter (NE 1/4 of SW 1/4), excepting a strip of land one (1) rod wide and 79 rods long commencing at the southwest corner, thence running east on the south line; also a strip of land one (1) rod wide and 80 rods long on the east line of the South Half of the East Half of the Southwest Quarter (S 1/2 of E 1/2 of SW 1/4) all in Section 29, Township 105 North, Range 16 West, Dodge County, Minnesota.

PARCEL 5:

The South Half of the Northwest Quarter (S 1/2 of NW 1/4) of Section 29, Township 105 North, Range 16 West, Dodge County, Minnesota.

TRACT 22:
Steven I. Boysen and Donna E. Boysen, husband and wife, as joint tenants
FA: 411799-389
PN: 16-029-0200(P1), PN: 16-031-0700(P2)
PID: 375(P1), PID: 3605(P2)

Easements as created by that certain Wind Energy Easement Agreement dated February 12, 2014, by and between, Steven I. Boysen and Donna E. Boysen, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205179, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
Parcel 1:

The Northeast Quarter of the Northwest Quarter (NE1/4 NW1/4) of Section Twenty-nine (29), Township One Hundred Five (105) North, Range Sixteen (16) West, Dodge County, Minnesota.
Parcel 2:
The East One Half of the Northwest Quarter (E1/2 NW1/4) of Section Thirty-one (31), Township One Hundred Five (105) North, Range Sixteen (16) West, Dodge County, Minnesota.

TRACT 23:
Vance S. Larson, as Trustee of the Vance S. Larson Revocable Living Trust Agreement Dated February 3, 2015.
FA: 411799-075
PN: 16-029-0101
PID: 374
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Vance S. Larson and Lynette K. Larson, Trustees of the Vance and Lynette Larson Revocable Trust Dated March 8, 2007, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 205473, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:

The Northeast Quarter of Section 29, Township 105 North, Range 16 West, Dodge County, Minnesota, excepting therefrom the following parcel: All that part of the NE ¼ Section 29-T105N-R16W, Dodge County, Minnesota, described as follows: Commencing at the Northeast corner of the NE ¼ of said Section 29; thence South 00 degrees 00 minutes 00 seconds East a distance of 474.41 feet on an assumed bearing on the east line of said NE ¼, to the point of beginning; thence North 90 degrees 00 minutes 00 seconds West a distance of 485.93 feet; thence South 02 degrees 23 minutes 53 seconds West a distance of 601.53 feet; thence South 90 degrees 00 minutes 00 seconds East a distance of 511.10 feet, to a point on the East line of said NE ¼, thence North 00 degrees 00 minutes 00 seconds West, a distance of 601.00 feet on the east line of said NE ¼, to the point of beginning.

Abstract Property.

TRACT 24:
Nathan E. Boysen
FA: 411799-433
PN: 16-029-0500
PID: 2964
Easements as created by that certain Wind Energy Easement Agreement dated November 26, 2013, by and between, Nathan E. Boysen, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205183, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
Commencing at the Southeast corner of Section 29, Township 105 North, Range 16 West;

thence West assumed bearing along the South line of Section 29, Township 105, Range 16 a distance of 3156.0 feet to a point of beginning;
thence West assumed bearing along the South line a distance of 435.0 feet;
thence North a distance of 300.0 feet;
thence East 435.0 feet;
thence South 300.0 feet to the point of beginning, all located in Dodge County, Minnesota.

TRACT 25:
Raymond W. Tyler and VaLane S. Tyler, as joint tenants
FA: 411799-408
PN: 16-029-0700
PID: 377
Easements as created by that certain Wind Energy Easement Agreement dated November 26, 2013, by and between Raymond W. Tyler and VaLane S. Tyler, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205181, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The South Half of the Southeast Quarter (S1/2 SE1/4) of Section Twenty-nine (29), Township One Hundred Five (105) North, Range Sixteen (16) West, Dodge County, Minnesota.

TRACT 26:
Steven I. Boysen and Donna E. Boysen, as joint tenants.
FA: 411799-422
PN: 12-036-0201
PID: 351

Easements as created by that certain Wind Energy Easement Agreement dated February 12, 2014, by and between Steven I. Boysen and Donna E. Boysen, as joint tenants, Reuben L. Tverberg and Edna Tverberg, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 205705 in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The West One-half of the Northeast Quarter (W1/2 NE1/4) of Section Thirty-six (36), Township One Hundred Five (105) North, Range Seventeen (17) West, Dodge County, Minnesota; EXCEPT the following described property:

That part of the West Half of the Northeast Quarter of said Section 36, Township 105, Range 17, Dodge County, Minnesota described as follows:
Commencing at the Northeast corner of said Northeast Quarter;
thence on an assumed bearing of North 90 degrees 00 minutes 00 seconds West along the North line of said Northeast Quarter, 1759.65 feet to the point of beginning;
thence South 00 degrees 47 minutes 13 seconds East 473.21 feet;
thence North 90 degrees 00 minutes 00 seconds West 649.79 feet;
thence North 00 degrees 30 minutes 39 seconds East 473.19 feet to the North line of said Northeast Quarter;
thence North 90 degrees 00 minutes 00 seconds East along said North line of the Northeast Quarter, 639.07 feet to the point of beginning.

TRACT 27:
Thomas S. Anderson
FA: 411799-428
PN: 16-031-0900
PID: 3607

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Thomas S. Anderson, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 205843, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The West One Half of the Northwest Quarter (W1/2 NW1/4) of Section Thirty-one (31), Township One Hundred Five (105) North, Range Sixteen (16) West, Dodge County, Minnesota;

Excepting therefrom that part of the Northwest Quarter of the Northwest Quarter of Section 31, Township 105 North, Range 16 West, Dodge County, Minnesota, described as follows:

Beginning at the Northwest corner of said Section 31;
thence North 90 degrees 00 minutes 00 seconds East, assumed bearing, 502.00 feet along the North line of Section 31;
thence South 00 degrees 01 minutes 40 seconds West 528.93 feet;
thence North 88 degrees 58 minutes 50 seconds West 502.00 feet to the West line of Section 31;
thence North 00 degrees 01 minutes 10 seconds East 520.00 feet along the West line of Section 31 to the point of beginning.

TRACT 28:
Raymond R. Kyllo and Darlene A. Kyllo, husband and wife, as joint tenants
FA: 411799-080
PN: 16-031-0300, PIN: 16-031-0100
PID: 3602, PID: 3603

Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between Raymond R. Kyllo and Darlene A. Kyllo, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 205171, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The East Half of the Northeast Quarter (E 1/2 of NE 1/4) of Section 31, Township 105 North, Range 16 West; and

The West Half of the Northeast Quarter (W 1/2 of NE 1/4) of Section 31, Township 105 North, Range 16 West; EXCEPT

Commencing at the northeast corner of said Section 31, thence Westerly 270 degrees 00 minutes 00 seconds (assumed azimuth) 1619.0 feet along the North line of said section to the point of beginning; thence Southerly 180 degrees 17 minutes 39 seconds azimuth 1720.74 feet; thence Easterly 90 degrees 00 minutes 00 seconds azimuth 105.0 feet; thence Southerly 180 degrees 00 minutes 00 seconds azimuth 775.0 feet; thence Westerly 270 degrees 00 minutes 00 seconds azimuth 490.00 feet; thence Northerly 00 degrees 00 minutes 00 seconds azimuth 775.0 feet; thence Easterly 90 degrees 00 minutes 00 seconds azimuth 352.0 feet; thence Northerly 00 degrees 00 minutes 00 seconds azimuth 352.0 feet; thence Northerly 00 degrees 17 minutes 39 seconds azimuth 1720.74 feet to the North line of said section; thence Easterly 90 degrees 00 minutes 00 seconds azimuth 33.0 feet to the point of beginning.

TRACT 29:
Luthera M. Reis, a widowed woman
FA: 411799-076
PN: 16-031-0500(P1), 16-031-0600(P2)
PID: 3288

Easements as created by that certain Wind Energy Easement Agreement dated February 26, 2014, by and between Luthera M. Reis, a widowed woman, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 205698, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The Southwest Quarter (SW 1/4) and the West Half of the Southeast Quarter (W 1/2 of SE 1/4) of Section 31, Township 105, Range 16, Dodge County, Minnesota;

AND ALSO

That part of the East Half of the Southeast Quarter (E 1/2 of SE 1/4) of Section 31, Township 105, Range 16, Dodge County, Minnesota, described as follows: Beginning at the southeast corner of said Section 31, running thence West along the South line of said Section 31, 1320 feet to the one-eighth section line, thence North along the said one-eighth section line 1219 feet to the South side of the ditch, running thence north 47 degrees 20 minutes East along the South side of said ditch 420 feet, running thence East 142 feet, thence South 41 degrees 15 minutes East 650 feet; thence South 50 degrees 25 minutes East 565 feet to the center of the public road on the East line of said Section 31, running thence South 658 feet to the place of beginning.

TRACT 30: - Intentionally deleted

[Tracts 31 through 224 included with the Mower County, Minnesota Properties]

TRACT 225:
Mark E. Thoen and Linn D. Thoen, as tenants in common
FA: 411799-471

PN: 12-032-0300
PID:

Easements as created by that certain Wind Energy Easement Agreement dated March 28, 2014, by and between Karen B. Thoen and Mark E. Thoen, wife and husband, as to an undivided one-half interest, and Shirley A. Thoen and Linn D. Thoen, wife and husband, as to an undivided one-half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014 as Document No. 205715, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
The Southeast Quarter of the Southeast Quarter (SE 1/4 of the SE 1/4) of Section Thirty-two (32), Township One Hundred Five (105) North, Range Seventeen (17) West, Dodge County, Minnesota.

TRACT 226:
Jeffrey Swanson, subject to the life estate interest of Pearl Swanson, as to Parcels 2 and 3;
Jason Masching and Korina Masching, as joint tenants, as to Parcel 2A
Randy Swanson, subject to the life estate interest of Pearl Swanson, as to Parcel 4;
And
Jeffrey Swanson and Susan Swanson, husband and wife, as joint tenants, as to Parcel 5
FA: 411799-078
PN: 12-033-0100(P2) portions of Parcel 2 and 2A
PN: 12-033-0104(P3)
PN: 12-033-0103(P4)
PN: 12-033-0101(P5)
PID:

Easements as created by that certain Wind Energy Easement Agreement dated March 5, 2014, by and between Pearl Swanson, a widow, as to a life estate, and Jeffrey Swanson and Susan L. Swanson, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 17, 2014, as Document No. 205499, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcels 2 and 3 herein described.

Easements as created by that certain Wind Energy Easement Agreement dated March 5, 2014, by and between Pearl Swanson, a widow, as to a life estate, and Randy L. Swanson and Carol L. Swanson, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 205844, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 4 herein described.

Easements as created by that certain Wind Energy Easement Agreement dated March 5, 2014, by and between Jeffrey Swanson and Susan L. Swanson, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 17, 2014, as Document No. 205500, in the records of Dodge County, Minnesota, and that certain Amendment to Wind Energy Easement Agreement dated March 5, 2014, as evidenced by that certain Amended Memorandum of Easement Agreement recorded June 12, 2014, as Document No. 206048, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 5 herein described.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Dodge and is described as follows:
Parcel 2:

That part of the Southeast Quarter (SE1/4), that part of the Northeast Quarter (NE1/4), that part of the Northwest Quarter (NW1/4), and that part of the Southwest Quarter, all in Section Thirty-three (33), Township One Hundred Five (105) North, Range Seventeen (17) West of the 5th P.M., Dodge County, Minnesota, described as follows:

Beginning at the Southwest corner of said Southeast Quarter;

thence South 89 degrees 53 minutes 58 seconds East (assumed bearing) along the South line of said Southeast Quarter, 600.00 feet;
thence North 00 degrees 11 minutes 53 seconds West, 475.00 feet;
thence North 89 degrees 53 minutes 58 seconds West, 372.00 feet;
thence North 00 degrees 11 minutes 53 seconds West, 619.00 feet;
thence North 89 degrees 53 minutes 58 seconds West, 251.62 feet;
thence North 00 degrees 05 minutes 30 seconds East, 2255.37 feet;
thence South 89 degrees 52 minutes 43 seconds East, 351.30 feet;
thence North 00 degrees 07 minutes 17 seconds East, 1478.84 feet;
thence South 89 degrees 52 minutes 43 seconds East, 330.00 feet;
thence North 00 degrees 07 minutes 17 seconds East, 480.00 feet to the North line of said Northeast Quarter;
thence North 89 degrees 52 minutes 43 seconds West along said North line, 680.00 feet to the Northeast corner of said Northwest Quarter;
thence South 89 degrees 34 minute 49 seconds West along the North line of said Northwest Quarter, 1951.60 feet;
thence South 00 degrees 25 minutes 11 seconds East, 475.00 feet;
thence South 89 degrees 34 minutes 49 seconds West, 275.00 feet;
thence South 00 degrees 25 minutes 11 seconds East, 1275.00 feet;

thence South 89 degrees 34 minutes 50 seconds West, 433.52 feet to the West line of said Northwest Quarter;
thence South 00 degrees 08 minutes 26 seconds East along said West line, 893.92 feet to the Northwest corner of said Southwest Quarter;
thence South 00 degrees 07 minutes 47 seconds East along the West line of said Southwest Quarter, 2643.70 feet to the Southwest corner of said Southwest Quarter;
thence South 89 degrees 58 minutes 28 seconds East along the South line of said Southwest Quarter, 2657.39 feet to the point of beginning.
Excepting the following described property:

Commencing at the southwest corner of said Southwest Quarter thence South 89 degrees
53 minutes 28 seconds East (assumed bearing) along the south line of said Southwest
Quarter 660.00 feet to the point of beginning; thence North 00 degrees 01 minute 32 seconds East 465.00 feet; thence South 89 degrees 58 minutes 28 seconds East 330.00 feet; thence South 00 degrees 01 minute 32 seconds West 465.00 feet to said south line of the Southwest Quarter; thence North 89 degrees 58 minutes 28 seconds West along said south line 330.00 feet to the point of beginning. Containing 3.52 acres, more or less. Containing 3.27 acres, excluding road right of way.

Parcel 2A:
That part of the Southwest Quarter of Section 33, Township 105, Range 17, Dodge County, Minnesota, described as follows:
Commencing at the southwest corner of said Southwest Quarter thence South 89 degrees
53 minutes 28 seconds East (assumed bearing) along the south line of said Southwest Quarter 660.00 feet to the point of beginning; thence North 00 degrees 01 minute 32 seconds East 465.00 feet; thence South 89 degrees 58 minutes 28 seconds East 330.00 feet; thence South 00 degrees 01 minute 32 seconds West 465.00 feet to said south line of the Southwest Quarter; thence North 89 degrees 58 minutes 28 seconds West along said south line 330.00 feet to the point of beginning. Containing 3.52 acres, more or less. Containing 3.27 acres, excluding road right of way.

Parcel 3:

That part of the Southeast Quarter (SE1/4) of Section Thirty-three (33), Township One Hundred Five (105) North, Range Seventeen (17) West of the 5th P.M., Dodge County, Minnesota, described as follows:

Commencing at the Southwest Quarter of said Southeast Quarter;
thence South 89 degrees 53 minutes 58 seconds East, (assumed bearing) along the South line of said Southeast Quarter, 975.00 feet to the point of beginning of the tract of land to be herein described;
thence continuing South 89 degrees 53 minutes 58 seconds East along said South line, 910.02 feet to the Westerly line of the now abandoned Mason City and Fort Dodge Railroad Company Right-of-Way;
thence North 25 degrees 09 minutes 29 seconds East along said R.O.W. line, 707.92 feet;
thence North 89 degrees 53 minutes 58 seconds West, 1213.19 feet;
thence South 00 degrees 11 minutes 53 seconds East, 641.30 feet to the point of beginning.

Parcel 4:

That part of the Southeast Quarter (SE1/4), that part of the Northeast Quarter (NE1/4), that part of the Northwest Quarter (NW1/4), and that part of the Southwest Quarter, all in Section Thirty-three (33), Township One Hundred Five (105) North, Range Seventeen (17) West of the 5th P.M., Dodge County, Minnesota, described as follows:

Commencing at the Southwest corner of said Southeast Quarter;
thence South 89 degrees 53 minutes 58 seconds East (assumed bearing) along the South line of said Southeast Quarter, 600.00 feet;
thence North 00 degrees 11 minutes 53 seconds West, 475.00 feet;

thence North 89 degrees 53 minutes 58 seconds West, 372.00 feet;
thence North 00 degrees 11 minutes 53 seconds West, 619.00 feet to the point of beginning of the tract of land to be herein described;
thence North 89 degrees 53 minutes 58 seconds West, 251.62 feet;
thence North 00 degrees 05 minutes 30 seconds East, 2255.37 feet;
thence South 89 degrees 52 minutes 43 seconds East, 351.30 feet;
thence North 00 degrees 07 minutes 17 seconds East, 332.52 feet;
thence South 89 degrees 52 minutes 43 seconds East, 380.00 feet;
thence North 00 degrees 07 minutes 17 seconds East, 1626.32 feet to the North line of said Northeast Quarter;
thence South 89 degrees 52 minutes 43 seconds East along said North line, 1624.09 feet to the Westerly Right-of-Way line of Minnesota State Highway No. 56;
thence South 00 degrees 07 minutes 17 seconds West along said R.O.W. line, 50.00 feet;
thence South 89 degrees 52 minutes 43 seconds East along said R.O.W. line, 125.13 feet;
thence South 44 degrees 57 minutes 15 seconds East along said R.O.W. line, 141.61 feet;
thence South 00 degrees 01 minutes 46 seconds East along said R.O.W. line, 1543.62 feet;
thence South 89 degrees 58 minutes 14 seconds West along said R.O.W. line, 20.00 feet;
thence South 00 degrees 01 minutes 46 seconds East along said R.O.W. line, 150.00 feet;
thence North 89 degrees 58 minutes 14 seconds East along said R.O.W. line, 20.00 feet;
thence South 00 degrees 01 minutes 46 seconds East along said R.O.W. line, 2019.53 feet to the Westerly line of the now abandoned Mason City and Fort Dodge Railroad Company Right-of-Way;
thence South 25 degrees 09 minutes 29 seconds West along said R.O.W. line, 886.23 feet;

thence North 89 degrees 53 minutes 58 seconds West, 1213.19 feet;
thence North 00 degrees 11 minutes 53 seconds West, 252.70 feet;
thence North 89 degrees 53 minutes 58 seconds West, 196.00 feet;
thence North 00 degrees 11 minutes 53 seconds West, 200.00 feet;
thence North 89 degrees 53 minutes 58 seconds West, 551.00 feet to the point of beginning.

Parcel 5:

Commencing at the Southwest corner of the Southeast Quarter of Section 33;
thence East along the Southerly boundary a distance of 600 feet;
thence North parallel with the Westerly boundary of said Southeast Quarter a distance of 475 feet;
thence West parallel with the Southerly boundary of the Southeast Quarter a distance of 372 feet;
thence North parallel with the Westerly boundary of said Southeast Quarter a distance of 619 feet;
thence East parallel with the Southerly boundary of the Southeast Quarter a distance of 551 feet;
thence South parallel with the Westerly boundary of the Southeast Quarter a distance of 200 feet;
thence East parallel with the Southerly boundary of the Southeast Quarter a distance of 196 feet;
thence South parallel with the Westerly boundary of the Southeast Quarter a distance of 894 feet to the Southerly boundary of the Southeast Quarter;
thence West 375 feet more or less along the Southerly boundary to the point of beginning;
all being in Section 33, Township 105 North, Range 17 West, Dodge County, Minnesota.

4.    The following described real property, situate, lying and being in the County of Mower, to wit:

Pleasant Valley Wind Farm

[Tracts 1 through 30 are included with the Dodge County, Minnesota Properties]

TRACT 31:
M & L Farms, a Minnesota partnership consisting of Partner Linn Thoen and Partner Mark Thoen
FA: 411799-060
PN: 19-004-0040(P1), PN: 19-014-0030(P2)
PID: 249(P1), PID: 3451(P2)

Easements as created by that certain Wind Energy Easement Agreement dated March 28, 2014, by and between M & L Farms, a Minnesota partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612173, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:

The North Half of the Northeast Quarter (N 1/2 of NE 1/4) of Section 4, Township 104 North, Range 17 West, Mower County, Minnesota.

PARCEL 2:

The West Half of the Northwest Quarter (W 1/2 of NW 1/4) of Section 14, Township 104 North, Range 17 West, Mower County, Minnesota.

TRACT 32:
Linn D. Thoen
FA: 411799-317
PN: 19-003-0051
PID: 3194 and 3193

Easements as created by that certain Wind Energy Easement Agreement dated February 19, 2014, by and between Linn D. Thoen and Shirley A. Thoen, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612182, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
All that part of the Northwest Quarter (NW 1/4) of Section 3, Township 104 North, Range 17 West, Mower County, Minnesota, lying West of the Westerly right-of-way of the Chicago and Northwestern Railroad, except the South 941.60 feet thereof, more particularly described by: Commencing at the Northwest corner of said Northwest Quarter, thence running South 0 degrees 42 minutes East along the West line of said Northwest Quarter 1683.5 feet, thence North 90 degrees 00 minutes East 1203.60 feet to the Westerly right-of-way of the Chicago and Northwestern Railroad, thence North 24 degrees 57 minutes 30 seconds East along said railroad right-of-way 1856.77 feet to the North line of said Northwest Quarter, thence South 90 degrees 00 minutes West along said North line 2007.65 feet to the point of beginning;

AND

All that part of the Northwest Quarter of Section 3, Township 104 North, Range 17 West, lying East of the Easterly right-of-way of Minnesota Trunk Highway 56, more particularly described by: Commencing at the Southeast corner thereof, thence running North 0 degrees 42 minutes West along the East line of said Northwest Quarter 2327.85 feet, thence North 56 degrees 20 minutes West 132.39 feet to the Easterly right-of-way of Minnesota Trunk Highway 56, thence Southerly along said highway right-of-way to the South line of said Northwest Quarter, thence North 89 degrees 24 minutes 25 seconds East along said South line 1630.83 feet to the point of beginning.

TRACT 33:
Edward L. Ziemer
Martha C. Ziehwein, Trustee of the Martha C. Ziehwein Trust dated January 4, 2008
FA: 411799-007
PN: 19-003-0021
PID: 3503
Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Edward L. Ziemer, a single person, and Martha C. Ziehwein, Trustee of the Martha C. Ziehwein Trust dated January 4, 2008, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611789, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.
LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
All that part of the Southwest Quarter (SW 1/4) of Section Three (3), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota, described as follows:

Commencing at the Southwest corner of the Southwest Quarter of said Section 3; thence North 00 degrees 26 minutes 00 seconds East a distance of 289.46 feet, on an assumed bearing on the West line of said Southwest Quarter; thence South 90 degrees 00 minutes 00 seconds East a distance of 455.25 feet; thence North 00 degrees 26 minutes 00 seconds East a distance of 363.50 feet; thence South 90 degrees 00 minutes 00 seconds West a distance of 455.25 feet, to a point on the West line of said Southwest Quarter; thence North 00 degrees 26 minutes 00 seconds East a distance of 156.92 feet, on the West line of said Southwest Quarter, to a point on the Southeasterly right-of-way line of the Chicago Great Western Railroad also known as the Chicago Great Western Railway Company (now abandoned); thence North 25 degrees 37 minutes 58 seconds East a distance of 2,042.12 feet, on the Southeasterly right-of-way line of said abandoned Railroad, to a point on the North line of said Southwest Quarter; thence South 89 degrees 41 minutes 18 seconds East a distance of 1,769.97 feet, on the North line of said Southwest Quarter, to the Northeast corner thereof; thence South 00 degrees 11 minutes 17 seconds West a distance of 2,655.25 feet, on the East line of said Southwest Quarter, to the Southeast corner thereof; thence North 89 degrees 42 minutes 01 seconds West a distance of 2,650.83 feet; on the South line of said Southwest Quarter, to the point of beginning.

TRACT 34:
William G. Blanchard and Janice Blanchard, husband and wife, as joint tenants
FA: 411799-006
PN: 19-003-0040
PID: 3395
Easements as created by that certain Wind Energy Easement Agreement dated March 20, 2014, by and between William G Blanchard and Janice Blanchard, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612087, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.
LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half of the Southeast Quarter (N 1/2 SE 1/4) of Section Three (3), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

And

The Northeast Quarter (NE 1/4) of Section Three (3), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

TRACT 35:

Nancy Lee Beckon
FA: 411799-262
PN: 19-003-0030
PID: 3261

Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between, Nancy Lee Beckon, a widowed woman, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21, 2014, as Document No. 610586, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The South Half of the Southeast Quarter (S 1/2 SE 1/4) of Section Three (3), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

TRACT 36:
Sanford H. Greeley, as to an undivided 50% interest as tenants in common;
Shirley A. Greeley, as to an undivided 50% interest as tenants in common
FA: 411799-446
PN: 19-002-0060
PID: 3529

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Sanford H. Greeley and Shirley A. Greeley, husband and wife as to an undivided one half interest each, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 4, 2014, as Document No. 611896, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The North Half of the Northwest Quarter of Section 2, Township 104, Range 17 West of the 5th Principal Meridian, Mower County, Minnesota.

TRACT 37:
Christian Family Farms Limited Partnership, a Minnesota limited partnership
FA: 411799-055
PN: 19-010-0015(P1), PN: 19-002-0050(P2)
PID: 3452(P1), PID: 3453(P2)

Easements as created by that certain Wind Energy Easement Agreement dated March 3, 2014, by and between Christian Family Farms Limited Partnership, a Minnesota limited partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded June 10, 2014, as Document No. 613346, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:

The North Half of the North Half (N 1/2 of N 1/2) of Section 10, Township 104 North, Range 17 West, Mower County, Minnesota, excepting therefrom a parcel described as the South 460.00 feet of the West 618.5 feet of the North Half of the Northwest Quarter (N 1/2 of NW 1/4) of said Section 10, and excepting therefrom a parcel described as:

A parcel located in the North Half of the North Half (N 1/2 of N 1/2) of Section 10, Township 104 North, Range 17 West, described as commencing at the Southeast corner of the North Half of the North Half of Section 10, Township 104 North, Range 17 West, thence proceed west along the southern boundary of said North Half of the North Half of Section 10, a distance of 1,584 feet to the point of beginning, thence proceed due north parallel to the eastern boundary of said North Half of the North Half of Section 10 a distance of 726 feet, thence proceed due west, parallel to the southern boundary of the said North Half of the North Half of Section 10, a distance of 450 feet, thence proceed due south, parallel to the eastern boundary of said North Half of the North Half of Section 10, a distance of

726 feet to a point on the southern boundary of said North Half of the North Half of Section 10, thence proceed due east, along the southern boundary of said North Half of the North Half of Section 10, a distance of 450 feet to the point of beginning.

PARCEL 2:

The South Half of the Southwest Quarter (S 1/2 of SW 1/4) of Section 2, Township 104 North, Range 17 West, Mower County, Minnesota.

TRACT 38:
Vance S. Larson, as Trustee of the Vance S. Larson Revocable Living Trust Agreement dated February 3, 2015.
FA: 411799-202
PN: 19-002-0025(P1)
PN: 19-002-0028(P2)
PN: 17-007-0015(P3)
PID: 3384(P1)
PID: 3386(P2)
PID: 3416(P3)

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Vance S. Larson and Lynette K. Larson, Trustees of the Vance and Lynette Larson Revocable Trust Dated March 8, 2007, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612098, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:

The North Half of the Southeast Quarter (N 1/2 of SE 1/4); the Southwest Quarter of the Southeast Quarter (SW 1/4 of SE 1/4); and the South Half of the Northeast Quarter (S 1/2 of NE 1/4) except railroad right of way, all in Section 2, Township 104 North, Range 17 West, Mower County, Minnesota; excepting therefrom the following two parcels:

All that part of the East Half of said Section 2, described as follows: Commencing at the southeast corner of the Southeast Quarter of Section 2; thence North 00 degrees 00 minutes 00 seconds West a distance of 2698.00 feet, on an assumed bearing on the east line of said Section 2, to the point of beginning; thence North 00 degrees 00 minutes 00 seconds West a distance of 55.0 feet, on the east line of said Section 2; thence South 88 degrees 12 minutes 40 seconds West a distance of 126.21 feet; thence North 32 degrees 02 minutes 15 seconds West a distance of 350.10 feet; thence South 82 degrees 32 minutes 47 seconds West a distance 926.01 feet; thence South 01 degrees 34 minutes 54 seconds West a distance of 412.96 feet; thence South 88 degrees 51 minutes 40 seconds East a distance of 393.93 feet; thence North 01 degrees 36 minutes 15 seconds East a distance of 166.55 feet; thence North 88 degrees 12 minutes 14 seconds East a distance 843.35 feet, to the point of beginning; AND

The South 660 feet of the East 660 feet of the Northeast Quarter of the Southeast Quarter (NE 1/4 of SE 1/4) of Section 2, Township 104 North, Range 17 West, Mower County, Minnesota.

PARCEL 2:

The South 660 feet of the East 660 feet of the Northeast Quarter of the Southeast Quarter (NE 1/4 of SE 1/4) of Section 2, Township 104 North, Range 17 West, Mower County, Minnesota.

PARCEL 3:

The Northeast Quarter (NE 1/4) of Section 7, Township 104 North, Range 16 West, Mower County, Minnesota, excepting therefrom the following described parcel:

All that part of the Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) of Section 7, Township 104 North, Range 16 West, Mower County, Minnesota, described as follows: Commencing at the northwest corner of the Northeast Quarter of said Section 7; thence South 90 degrees 00 minutes 00 seconds East a distance of 365.00 feet on an assumed bearing on the north line of said Northeast Quarter, to the point of beginning; thence South 00 degrees 18 minutes 06 seconds East a distance of 633.25 feet; thence South 89 degrees 25 minutes 01 seconds West a distance of 354.19 feet, to a point on the west line of said Northeast Quarter; thence South 01 degrees 16 minutes 28 seconds East a distance of 480.23 feet, on the west line of said Northeast Quarter; thence North 90 degrees 00 minutes 00 seconds East a distance of 398.80 feet; thence North 00 degrees

00 minutes 00 seconds West a distance of 1116.95 feet, to a point on the north line of said Northeast Quarter; thence North 90 degrees 00 minutes 00 seconds West a distance of 58.65 feet, to the point of beginning.

TRACT 39: - Intentionally deleted

TRACT 40:
WJ Reese Properties, LLC, a Minnesota limited liability company
FA: 411799-068
PN: 17-006-0041, 0042, 0048, 0045(P1)
PN: 17-006-0050(P2)
PN: 19-011-0070(P3)
PN: 19-002-0010(P4)
PN: 17-007-0021(P5)
PN: 17-007-0025(P5)
PID: 3390(P1)
PID: 3392(P2)
PID: 3441(P3)
PID: 3443(P4)
PID: 3442(P5)

Easements as created by that certain Wind Energy Easement Agreement dated March 28, 2014, by and between WJ Reese Properties, LLC, a Minnesota limited liability company, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612184, and as amended by that certain Amended Memorandum of Easement Agreement dated March 28, 2014, recorded June 10, 2014 as Document No. 613348, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:

The Southwest Quarter (SW ¼) and the North Half of the Southeast Quarter (N ½ of SE ¼) of Section 6, Township 104 North, Range 16 West, Mower County, Minnesota;

EXCEPT the South 467 feet of the East 467 feet of the following described property:

The West 120.0 feet of the North 660.0 feet of the North Half of the Southeast Quarter of Section 6, Township 104 North, Range 16 West, Mower County, Minnesota, and the East 540 feet of the North 660 feet of the Northeast Quarter of the Southwest Quarter of Section 6.

PARCEL 2:

The South Half of the Southeast Quarter (S ½ of SE ¼) of Section 6, Township 104 North, Range 16 West, Mower County, Minnesota.

PARCEL 3:

The North Half of the Northeast Quarter (N ½ of NE ¼) of Section 11, Township 104 North, Range 17 West, Mower County, Minnesota.

PARCEL 4:

The Southeast Quarter of the Southeast Quarter (SE ¼ of SE ¼) of Section 2, Township 104 North, Range 17 West, Mower County, Minnesota.

PARCEL 5:

The East Half of the Northwest Quarter (E ½ of NW ¼), the Northeast Quarter of the Southwest Quarter (NE ¼ of SW ¼) and the West Fractional One-Half of the West Half (W frl ½ of W ½) all being in Section 7, Township 104 North, Range 16 West, Mower County, Minnesota;

EXCEPT the following described parcel: Beginning at the Southwest corner of the Northwest Quarter of said Section 7; thence North 522 feet along the Westerly boundary of said Northwest Quarter; thence East 417 feet parallel with the Southerly boundary of the Northwest Quarter; thence South 522 feet on a line parallel with the Westerly boundary of the Northwest Quarter of Section 7; thence Westerly 417 feet along the South boundary of the Northwest Quarter of Section 7 to the point of beginning.

TRACT 41:
Marilyn L. Rogers, Trustee under Declaration of Trust created by Marilyn L. Rogers as Trustor dated March 2, 1992, as amended
FA: 411799-004

PN: 19-001-0020(P1), PN: 19-001-0050(P2)
PID: 3504(P1), PID: 3556, PID: 3558, PID: 3559(P2)

Easements as created by that certain Wind Energy Easement Agreement dated March 4, 2014, by and between Marilyn L. Rogers, Trustee under Declaration of Trust created by Marilyn L. Rogers as Trustor dated March 2, 1992, as amended March 20, 2006, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612176, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The Northwest Quarter (NW 1/4) of Section One (1), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

The Southwest Quarter (SW 1/4) of Section One (1), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

TRACT 42:
Glenn J. Hahn and Carolyn C. Hahn, husband and wife, as joint tenants
FA: 411799-002
PN: 19-001-0011
PID: 3271
Easements as created by that certain Wind Energy Easement Agreement dated December 12, 2013, by and between Glenn J. Hahn and Carolyn C. Hahn, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014, as Document No. 610345, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West 1103.03 feet of the Northeast Quarter (W 1103.03 ft of NE 1/4) of Section 1, Township 104 North, Range 17 West, Mower County, Minnesota.

TRACT 43:
James E. Hahn and LuAnn E. Hahn, as Trustees of the Trust Agreement of James and LuAnn Hahn
FA: 411799-285
PN: 19-001-0012
PID: 3236
Easements as created by that certain Wind Energy Easement Agreement dated December 30, 2013, by and between James E. Hahn and LuAnn E. Hahn, as Trustees of the Trust Agreement of James and LuAnn Hahn, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 10, 2014, as Document No. 610954, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The South 1866.23 feet of the Northeast Quarter (S 1866.23 feet of NE 1/4) of Section 1, Township 104 North, Range 17 West, Mower County, Minnesota; EXCEPT the West 1103.03 feet thereof.

TRACT 44:
Greg Hulst (married to Kathy Hulst); subject to the life estate interest of Margaret B. Hulst a/k/a Margaret Elizabeth Hulst
FA: 411799-294
PN: 19-010-0040
PID: 3224

Easements as created by that certain Wind Energy Easement Agreement dated November 26, 2013, by and between Margaret B. Hulst, a/k/a Margaret Elizabeth Hulst, as to a life estate, and Greg Hulst and Kathy Hulst, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 10, 2014, as Document No. 610935, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The South Half of the Southeast Quarter (S 1/2 of SE 1/4) and the South Half of the Southwest Quarter (S 1/2 of SW 1/4) of Section 10, Township 104 North, Range 17 West, Mower County, Minnesota.

TRACT 45:
Gebhardt Farms, LLC, a Minnesota Limited Liability Company
FA: 411799-276
PN: 19-010-0070(P1), 19-010-0030(P2)
PID: 3243
Easements as created by that certain Wind Energy Easement Agreement dated April 14, 2014, by and between Gebhardt Farms, LLC, a Minnesota limited liability company, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 16, 2014, as Document No. 612795, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The South One-half of the Northwest Quarter (S1/2 NW 1/4) of Section Ten (10), Township One Hundred Four (104) North,

Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota; Except the following described portion thereof;

Beginning 10 feet North of the Southwest corner of the South One-half of the Northwest Quarter, Section 10, Township 104 North, Range 17 West, thence East 12 rods; thence North 8 rods; thence West 12 rods; thence South 8 rods to the place of beginning, containing one-half acre, more or less;

also excepting therefrom that part of the Southwest Quarter of the Northwest Quarter of Section 10, Township 104 North, Range 17 West, lying Easterly of Trunk Highway No. 56 as now located and established, Excepting therefrom that part described as follows:
Beginning 10 feet North of the Southwest corner of the Southwest Quarter of the Northwest Quarter of said Section 10; thence East 12 rods; thence North 8 rods; thence West 12 rods; thence South 8 rods to the place of beginning; which lies Southerly of the Southerly boundary of public road running along the North line of the above described tract and Northwesterly of the following described line:
Beginning at a point on the Westerly boundary of said tract, distant 100 feet Southerly of its intersection with the Southerly boundary of said public road; thence running Northeasterly to a point on said Southerly boundary, distant 100 feet Easterly of said intersection and there terminating; containing 0.12 acre, more or less.

And

That part of the South One-half of the Northwest Quarter (S1/2 NW 1/4) of Section Ten (10), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota, described as follows, to-wit:
Beginning 10 feet North of the Southwest corner of the South One-half of the Northwest Quarter, Section 10, Township 104 North, Range 17 West, thence East 12 rods; thence North 8 rods; thence West 12 rods; thence South 8 rods to the place of beginning, containing one-half acre, more or less;
also excepting therefrom that part of the Southwest Quarter of the Northwest Quarter of Section 10, Township 104 North, Range 17 West, lying Easterly of Trunk Highway No. 56 as now located and established, excepting therefrom that part described as follows:
Beginning 10 feet North of the Southwest corner of the Southwest Quarter of the Northwest Quarter of said Section 10; thence East 12 rods; thence North 8 rods; thence West 12 rods;

thence South 8 rods to the place of beginning; which lies Southerly of the Southerly boundary of public road running along the North line of the above described tract and Northwesterly of the following described line:
Beginning at a point on the Westerly boundary of said tract, distant 100 feet Southerly of its intersection with the Southerly boundary of said public road; thence running Northeasterly to a point on said Southerly boundary, distant 100 feet Easterly of said intersection and there terminating; containing 0.12 acre, more or less.

And

The Northeast Quarter of the Southwest Quarter (NE1/4 SW1/4) of Section Ten (10), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

The North One-half of the Southeast Quarter ( N1/2 SE1/4) of Section Ten (10), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

TRACT 46:
PARCEL 1: Gebhardt Farms, LLC, a Minnesota Limited Liability Company
PARCEL 2: Michael W. Gebhardt, David J. Gebhardt, James A. Gebhardt, and Robert J. Gebhardt, as tenants in common
PARCEL 3: Michael Gebhardt, Trustee of the Marlene A. Gebhardt Family Trust created under the Marlene A. Gebhardt Revocable Living Trust under agreement dated February 26, 1982, as amended and restated
FA: 411799-180
PN: 19-015-0025(P1), 19-015-0020(P3), 19-015-0021 (P2) PID: 3431
Easements as created by that certain Wind Energy Easement Agreement dated April 14, 2014, by and between Gebhardt Farms, LLC, a Minnesota limited liability company, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 16, 2014, as Document No. 612795, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 1 herein described.

Easements as created by that certain Wind Energy Easement Agreement dated April 14, 2014, by and between Michael W. Gebhardt and Barbara A. Gebhardt, husband and wife, David J. Gebhardt and Melissa Gebhardt, husband and wife, James A. Gebhardt, a single person, and Robert J. Gebhardt and Lois Gebhardt, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 16, 2014, as Document No. 612797, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 2 herein described.
Easements as created by that certain Wind Energy Easement Agreement dated April 14, 2014, by and between Michael Gebhardt, Trustee of the Marlene A. Gebhardt Family Trust created under the Marlene A. Gebhardt Revocable Living Trust under agreement dated February 26, 1982 as amended and restated, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 16, 2014, as Document No. 612798, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 3 herein described.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The Northeast Quarter of Section 15, Township 104 North, Range 17 West, Mower County, Minnesota.

Parcel 2:

The East Half of the Northwest Quarter (E1/2 NW1/4),
and the East Half of the West Half of the Northwest Quarter (E1/2 W1/2 NW1/4),

and the Northwest Quarter of the Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4 NW1/4),
and the North Half of the Southwest Quarter of the Northwest Quarter of the Northwest Quarter (N1/2 SW1/4 NW1/4 NW1/4),

Section 15, Township 104 North, Range 17 West, Mower County, Minnesota.

Parcel 3:

The West Half of the Northwest Quarter of the Southwest Quarter (W1/2 NW1/4 SW1/4),
and the West Half of the Southwest Quarter of the Northwest Quarter (W1/2 SW1/4 NW1/4),
and the South Half of the Southwest Quarter of the Northwest Quarter of the Northwest Quarter (S1/2 SW1/4 NW1/4 NW1/4),

Section 15, Township 104 North, Range 17 West, Mower County, Minnesota.

TRACT 47:
Michael W. Gebhardt, James A. Gebhardt, Robert J. Gebhardt as Trustee of the Robert J. Gebhardt Revocable Living Trust Agreement dated May 11, 2010, and Lois A. Gebhardt, as Trustee of the Lois A. Gebhardt Revocable Living Trust Agreement dated May 11, 2010, as to Parcel 1
Michael W. Gebhardt and Barbara A. Gebhardt, husband and wife as joint tenants - in tenants in common with Robert J. Gebhardt as Trustee of the Robert J. Gebhardt Revocable Living Trust Agreement dated May 11, 2010 and Lois A. Gebhardt, as Trustee of the Lois A. Gebhardt Revocable Living Trust Agreement dated May 11, 2010- in tenants in common with James A. Gebhardt, a single person, as to Parcel 2
FA: 411799-275
PN: 19-011-0045(P1), 19-011-0020(P2)
PID: 3245

Easements as created by that certain Wind Energy Easement Agreement dated April 14, 2014, by and between Michael W. Gebhardt and Barbara A. Gebhardt, husband and wife as to Parcel 1, and as joint tenants as to Parcel 2, as tenants in common with Robert J. Gebhardt as Trustee of the Robert J. Gebhardt Revocable Living Trust Agreement dated May 11, 2010 and Lois A. Gebhardt, as Trustee of the Lois A. Gebhardt Revocable Living Trust Agreement dated May 11, 2010, tenants in common with James A. Gebhardt, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 16, 2014, as Document No. 612799, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The Southeast Quarter (SE 1/4) of Section Eleven (11), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota; Excepting therefrom the following described parcel of land:

The South 653.50 feet of the West 473.00 feet of the Southwest Quarter of the Southeast Quarter of Section Eleven (11), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

The North One-half of the Southwest Quarter (N 1/2 SW 1/4) of Section Eleven (11), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

TRACT 47A:
Linn D. Thoen, as to an undivided 1/2 interest;
Linn D. Thoen, Todd M. Thoen and Mark E. Thoen, as to an undivided 1/2 interest.
FA: 411799-316

PN: 19-011-0015
PID: 3195

Easements as created by that certain Wind Energy Easement Agreement dated March 28, 2014, by and between Linn D. Thoen and Shirley A. Thoen, husband and wife, as to an undivided one half interest, and Linn D. Thoen and Shirley A. Thoen, husband and wife, Todd M. Thoen and Patsy A., Thoen, husband and wife, and Mark E. Thoen and Karen B. Thoen, husband and wife, as to an undivided one half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612180, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South Half of the Southwest Quarter (S ½ of SW ¼) of Section 11, Township 104 North, Range 17 West, Mower County, Minnesota; EXCEPT the South 577.83 feet of the West 980.0 feet thereof.

TRACT 48:
Janet Tevis and Marlan P. Tevis, as Trustees of the Janet Tevis Revocable Trust dated February 13, 2012
FA: 411799-064
PN: 19-011-0031
PID: 3448
Easements as created by that certain Wind Energy Easement Agreement dated January 2, 2014, by and between Janet Eunice Tevis and Marlan Tevis, wife and husband, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 28, 2014, as Document No. 611239, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The Northwest Quarter (NW 1/4) of Section 11, Township 104 North, Range 17 West, Mower County, Minnesota, EXCEPTING the following described parcel:
Beginning at a point on the west line of the Northwest Quarter of Section 11, Township 104 North, Range 17 West, Mower County, Minnesota, which point is 1076.11 feet north of the southwest corner thereof; thence north on the west line of said quarter section 686.34 feet; thence easterly 635.00 feet, at a deflection angle of 88 degrees 10 minutes right; thence south 686.34 feet, at a deflection angle of 91 degrees 50 minutes right; thence westerly 635.00 feet, at a deflection angle of 88 degrees 10 minutes right, to the point of beginning, being part of the Northwest Quarter of Section 11, Township 104 North, Range 17 West.

TRACT 49:
Edmund Emerick and David Emerick as Co-Trustees of the Edmund S. Emerick Testamentary Trust, as to Parcels 1 and 2
Mary E. Emerick, as to Parcel 3
FA: 411799-178
PN: 19-011-0060(P1), 19-023-0030(P2 and P3; Note: A tax division is in process)
PID: 3434
PID: 3433

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Edmund L. Emerick and David M. Emerick, as Co-Trustees of the Edmund S. Emerick Testamentary Trust, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 612782, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcels 1 and 2 herein described, and

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Mary E. Emerick, a widow, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 612781, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 3 herein described.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:

The South Half of the Northeast Quarter of Section 11, Township 104 North, Range 17 West, Mower County, Minnesota.

PARCEL 2:

The Northeast Quarter (NE 1/4) and the North Half of the Northwest Quarter (N 1/2 of NW 1/4) all in Section 23, Township 104 North, Range 17 West, Mower County, Minnesota, excepting the building site described as follows:

Commencing at the Northeast corner of the Northeast Quarter of the Northeast Quarter of Section 23, Township 104 North, Range 17 West, Mower County, Minnesota;
thence South (assumed bearing) along the East section line 567.2 feet;
thence West at a right angle 768.00 feet;
thence North on a line parallel with the East section line 567.2 feet to the North section line;
thence East along said North section line 768.00 feet more or less to the point of beginning.

PARCEL 3:

Commencing at the Northeast corner of the Northeast Quarter of the Northeast Quarter of Section 23, Township 104 North, Range 17 West, Mower County, Minnesota;
thence South (assumed bearing) along the East section line 567.2 feet;
thence West at a right angle 768.00 feet;
thence North on a line parallel with the East section line 567.2 feet to the North section line;
thence East along said North section line 768.00 feet more or less to the point of beginning.

TRACT 50:
Luthera M. Reis, a widowed woman
FA: 411799-306
PN: 17-006-0020, 17-006-0025
PID: 3206
Easements as created by that certain Wind Energy Easement Agreement dated February 26, 2014, by and between Luthera M.

Reis, a widowed woman, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 4, 2014, as Document No. 611909, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half of the Northwest Quarter (N 1/2 of NW 1/4) of Section 6, Township 104 North, Range 16 West, Mower County, Minnesota.

TRACT 51:
Karol J. Boles, Trustee, Karen A. Swanson, Trustee, Kathy L. Gergen, Trustee, and Kristine M. Voelker, Trustee, of the Stanley M. Boles and Beverly K. Boles Trust Agreement for Karol J. Boles, Karen A. Swanson, Kathy L. Gergen and Kristine M. Voelker
FA: 411799-344
PN: 17-006-0031, 17-006-0035
PID: 3530

Easements as created by that certain Wind Energy Easement Agreement dated March 12, 2014, by and between Karol J. Boles, Karen A. Swanson, Kathy L. Gergen, and Kristine M. Voelker, Trustees of the Stanley M. Boles and Beverly K. Boles Trust Agreement for Karol J. Boles, Karen A/ Swanson, Kathy L. Gergen and Kristine M. Voelker , and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612090, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South Half of the Northwest Quarter (S 1/2 of the NW 1/4) of Section Six (6), Township One Hundred Four (104) North, Range Sixteen (16) West, EXCEPTING therefrom the following parcel: Commencing at the Southwest corner of the aforesaid

Northwest Quarter; thence North 405.31 feet on the West line of said Quarter Section to the point of beginning; thence continue North 315.20 feet along said West line; thence East 414.85 feet at a right angle; thence South 315.20 feet at a right angle; and thence West 414.85 feet at a right angle to the point of beginning.

TRACT 52:
Stice Farming & Properties, LLC
FA: 411799-308
PN: 17-006-0010
PID: 3204

Easements as created by that certain Wind Energy Easement Agreement dated March 24, 2014, by and between Stice Farming & Properties, LLC, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612178, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The Northeast Quarter (NE 1/4) of Section 6, Township 104 North, Range 16 West, Mower County, Minnesota.

TRACT 53:
Carol J. Anderson
FA: 411799-261
PN: 17-005-0035
PID: 3262

Easements as created by that certain Wind Energy Easement Agreement dated January 15, 2014, by and between Wayne E. Anderson, as Trustee of the Wayne E. Anderson Revocable Family Trust UTA dated May 27, 2005 and Carol J. Anderson, as Trustee of the Carol J. Anderson Revocable Family Trust UTA May 27, 2005, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 10, 2014 as Document No. 610951, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The Northwest Quarter (NW 1/4) of Section Five (5), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; Except the following described premises:
The South Half of the Northwest Quarter (S 1/2 NW 1/4) of Section Five (5), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Also Excepting therefrom that part of the Northwest Quarter of the Northwest Quarter of Section 5, Township 104 North, Range 16 West, Mower County, Minnesota, described as follows:

Commencing at the Southwest corner of the Southwest Quarter of said Section 5;
thence North 00 degrees 09 minutes 23 seconds West, Mower County Coordinate System NAD83 (1996 Adjustment), a distance of 4321.15 feet to an iron rod on or near the Easterly right of way line of County Road No. 20 for a point of beginning;
thence North 89 degrees 43 minutes 18 seconds East, 536.00 feet;
thence North 00 degrees 22 minutes 31 seconds West, 548.00 feet;
thence South 89 degrees 43 minutes 18 seconds West, 536.00 feet;
thence continue South 89 degrees 43 minutes 18 seconds West, 50.00 feet, more or less to the West line of the Northwest Quarter of said Northwest Quarter;
thence Southerly along said West line, 548.00 feet to a point being South 89 degrees 43 minutes 18 seconds West of the point of beginning;
thence North 89 degrees 43 minutes 18 seconds East, 50.00 feet, more or less to the point of beginning.

TRACT 53A: - Intentionally deleted

TRACT 53B:
Jason Kiefer and Amanda Kiefer, husband and wife FA: 411799-266
PN: 19-010-0010
PID: 3256

Easements as created by that certain Wind Energy Easement Agreement dated March 3, 2014, by and between Walter L.

Christian, a widower, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded June 10, 2014, as Document No. 613345, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
A parcel located in the North Half of the North Half (N 1/2 of N 1/2) of Section 10, Township 104 North, Range 17 West, described as commencing at the Southeast corner of the North Half of the North Half of Section 10, Township 104 North, Range 17 West, thence proceed west along the southern boundary of said North Half of the North Half of Section 10, a distance of 1,584 feet to the point of beginning, thence proceed due north parallel to the eastern boundary of said North Half of the North Half of Section 10 a distance of 726 feet, thence proceed due west, parallel to the southern boundary of the said North Half of the North Half of Section 10, a distance of 450 feet, thence proceed due south, parallel to the eastern boundary of said North Half of the North Half of Section 10, a distance of 726 feet to a point on the southern boundary of said North Half of the North Half of Section 10, thence proceed due east, along the southern boundary of said North Half of the North Half of Section 10, a distance of 450 feet to the point of beginning.

Said land is now described as follows:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West 450 feet of the East 2,034 feet of the South 726 feet of the North 1320 feet of Section 10, Township 104, Range 17, Mower County, Minnesota.

TRACT 53C:
Stewart Reid
FA: 411799-400
PN: 19-010-0020
PID: 3544

Easements as created by that certain Wind Energy Easement Agreement dated December 31, 2013, by and between Gregory J. Reid and Mary M. Booher, as successor Co-Trustees of the Reid

Family Trust U/A dtd. 3/10/08, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 28, 2014, as Document No. 611242, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South Half of the Northeast Quarter (S 1/2 of NE 1/4) of Section Ten (10), Township One Hundred Four (104) North of Range Seventeen (17) West of the Fifth Principal Meridian, Mower County, Minnesota.

TRACT 54:
Douglas Sheely also known as Douglas L. Sheely
FA: 411799-313
PN: 17-005-0031
PID: 3198
Easements as created by that certain Wind Energy Easement Agreement dated February 18, 2014, by and between Douglas L. Sheely, a widower, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612203, and as amended by that certain Amendment to Memorandum of Easement Agreement dated May 15, 2014, recorded May 19, 2014 as Document No. 612832, in the records of Mower County, Minnesota, for the terms and conditions contained in easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South Half of the Northwest Quarter (S 1/2 NW 1/4) of Section Five (5), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 55:
Duane D. Anderson and Sally Anderson, Trustees, or their successors in trust, under the Duane D. Anderson Revocable

Living Trust, dated April 20, 2015, an undivided one-half interest,
AND
Sally Anderson and Duane D. Anderson, Trustees, or their successors in trust, under the Sally Anderson Revocable Living Trust, dated April 20, 2015, an undivided one-half interest as Tenants in Common
FA: 411799-020
PN: 19-012-0035
PID: 3493, 3273
Easements as created by that certain Wind Energy Easement Agreement dated November 26, 2013 by and between Duane D. Anderson and Sara A. Anderson, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014 as Document No. 610364, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:

That part of the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4) lying South and West of the right of way of the Chicago Great Western Railway; the Southeast Quarter of the Northwest Quarter (SE 1/4) of NW 1/4) and the West Half of the Northwest Quarter (W 1/2 of NW 1/4), except railroad right of way, all in Section 12, Township 104 North, Range 17 West, Mower County, Minnesota; less and excepting the following described tract of land, to wit:

All that part of the Southwest Quarter of the Northwest Quarter (SW 1/4 of NW 1/4) of Section 12, Township 104 North, Range 17 West, Mower County, Minnesota, described as follows: Commencing at the Northwest corner of the NW 1/4 of said Section 12; thence South 00 degrees 00 minutes 00 seconds East a distance of 1383.85 feet, on an assumed bearing on the west line of said Northwest Quarter, to the point of beginning; thence South 00 degrees 00 minutes 00 seconds East a distance of 480.09 feet, on the west line of said Northwest Quarter; thence North 90 degrees 00 minutes 00 seconds East a distance of 564.17 feet; thence North 00 degrees 00 minutes 00 seconds East a distance of 480.09 feet; thence North 90 degrees 00 minutes 00 seconds West a distance of 564.17 feet, to the point of beginning.

PARCEL 2:

Old Chicago and North Western Railroad right of way across the Northwest Quarter (NW 1/4) of Section 12, Township 104 North, Range 17 West, Mower County, Minnesota.

TRACT 56:
Douglas L. Sheely, as to Parcels 2, 5 and N1/2 of SE1/4 of Parcel 4;
And
Douglas L. Sheely,
And
Douglas L. Sheely and Mark D. Sheely, co-trustees of the Pamela M. Sheely Disclaimer Trust, as to Parcels 1, 3 and NE1/4 Except Tract of Parcel 4
FA: 411799-022
PN: 16-012-0030(P1)
PN: 16-001-0030(P2)
PN: 19-012-0010(P3)
PN: 17-018-0011, 31-004-0020(P4)
PN: 05-029-0011(P5)
PID: 3365(P1)
PID: 3289(P2)
PID: 3491(P3)
PID: 3490(P4)
PID: 3364(P5)
Easements as created by that certain Wind Energy Easement Agreement dated February 18, 2014, by and between Douglas L. Sheely, a widower, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612203, in the records of Mower County, Minnesota, and as amended by that certain Amendment to Memorandum of Easement Agreement dated May 15, 2014, recorded May 19, 2014 as Document No. 612832, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcels 2, 5 and the North Half of the Southeast Quarter of Parcel 4 herein described.
Easements as created by that certain Wind Energy Easement Agreement dated February 18, 2014, by and between Douglas L. Sheely, a widower, as to an undivided ½ interest, and Douglas L. Sheely and Mark D. Sheely, co-trustees of the Pamela M. Sheely Disclaimer Trust, as to an undivided ½ interest and Pleasant Valley

Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612202, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcels 1, 3 and the remainder of Parcel 4 herein described.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:

The West Half of the Northeast Quarter (W ½ of NE ¼) of Section 12, Township 103 North, Range 17 West, Mower County, Minnesota; EXCEPT the following described land:

Commencing at the Northwest corner of the West Half of the Northeast Quarter of Section 12, Township 103 North, Range 17 West, thence running South 3 rods, thence East 31 rods, thence North 3 rods, thence West to the place of beginning;

ALSO EXCEPTING: The South 881.00 feet of the West 356.00 feet of the Southwest Quarter of the Northeast Quarter of Section 12, Township 103 North, Range 17 West, Mower County, Minnesota.

PARCEL 2:

The Northwest Quarter (NW ¼) of Section 1, Township 103 North, Range 17 West, Mower County, Minnesota.

Except, a portion of the East Half of the Northwest Quarter of Section 1, Township 103 North, Range 17 West, Mower County, Minnesota, described as follows:
Commencing at the Northeast corner of the Northwest Quarter of said Section One, thence south 00 degrees 49 minutes 53 seconds East (Note: all bearings are in relationship with the East line of said Northwest Quarter which is assumed) along the East line of said Northwest Quarter for a distance of 1437.73 feet to the point of beginning, thence continue South 00 degrees 49 minutes 53 second East along said East line for a distance of 737.96 feet, thence South 89 degrees 46 minutes 52 seconds West for a distance of 477.66 feet, thence North 00 degrees 00 minutes 51 seconds East for a distance of 737.92 feet, thence North 89 degrees 46 minutes 52 seconds East for a distance of 466.78 feet to the point of beginning.

PARCEL 3:

The Northeast Quarter (NE ¼) and the Northeast Quarter of the Northwest Quarter (NE ¼ of the NW ¼) except 3.23 acres Railroad and except 7 acres south and west of Railroad, Section 12, Township 104 North, Range 17 West, Mower County, Minnesota.

PARCEL 4:

The North Half of the Southeast Quarter (N ½ of SE ¼) of Section 18, Township 104 North, Range 16 West, Mower County, Minnesota; AND
The Northeast Quarter (NE ¼) of Section 18, Township 104 North, Range 16 West, Mower County, Minnesota, EXCEPT for the following described parcel:

Commencing at the North Quarter corner of said Section 18; thence East 403.00 feet along the North line of said Section 18 to the point of beginning; thence continuing East along said North line 322.00 feet; thence South perpendicular to said North line 1355.00 feet; thence West parallel to said North line 380.00 feet; thence North perpendicular to said North line 465.00 feet; thence East parallel to said North line 112.00 feet; thence North-Northwesterly 86 degrees 31 minutes 40 seconds angle right 891.64 feet to the point of beginning.

PARCEL 5:

The South Half of the Northwest Quarter (S ½ of NW ¼) and the North Half of the North Half of the Northwest Quarter of the Southwest Quarter (N ½ of N ½ of NW ¼ of SW ¼) of Section 29, Township 103 North, Range 16 West, Mower County, Minnesota; EXCEPTING THEREFROM a tract of land in the West Half of Section 29, Township 103 North, Range 16 West, described as follows:

Beginning at the West Quarter corner of said Section 29, thence Northerly 555.0 feet along the West line of said Section 29, thence Easterly deflecting 90 degrees 00 minutes 00 seconds to the right 585 feet, thence Southerly deflecting 90 degrees 00 minutes 00 seconds to the right 605 feet, thence West deflecting 90 degrees 00 minutes 00 seconds to the right 335 feet, thence Southerly deflecting 90 degrees 00 minutes 00 seconds to the left 283.48 feet more or less to the South line of the North Half of the North Half of the Northwest Quarter of the Southwest Quarter of said Section 29, thence Westerly 250.2 feet, more or less along the South line to the West line of said Section 29, thence Northerly along the West line 330.56 feet more or less to the point of beginning.

TRACT 57:
Karol J. Boles, Trustee, Karen A. Swanson, Trustee, Kathy L. Gergen, Trustee, and Kristine M. Voelker, Trustee, of the Stanley M. Boles and Beverly K. Boles Trust Agreement for Karol J. Boles, Karen A. Swanson, Kathy L. Gergen and Kristine M. Voelker
FA: 411799-263
PN: 19-001-0030
PN: 19-001-0040
PID: 3260
Easements as created by that certain Wind Energy Easement Agreement dated March 12, 2014, by and between Karol J. Boles, Karen A. Swanson, Kathy L. Gergen, and Kristine M. Voelker, Trustees of the Stanley M. Boles and Beverly K. Boles Trust Agreement for Karol J. Boles, Karen A/ Swanson, Kathy L. Gergen and Kristine M. Voelker, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612090, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southeast Quarter (SE 1/4) of Section One (1), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

TRACT 58:
Gregory J. Reid and Mary M. Booher, as successor Co-Trustees of the Reid Family Trust U/A 3/10/2008, as to Parcel 1
Thomas C. Reid and Hollis D. Reid, as to Parcel 2
FA: 411799-013
PN: 17-007-0030 (P1)
PN: 17-007-0035 (P2)
PID: 3500
Easements as created by that certain Wind Energy Easement Agreement dated December 31, 2013, by and between Gregory J. Reid and Mary M. Booher, as successor Co-Trustees of the Reid Family Trust U/A dtd. 3/10/08, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 28,

2014, as Document No. 611242, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:
The North Half of the Southeast Quarter (N 1/2 SE 1/4) and all that part of the Southeast Quarter of the Southwest Quarter (SE 1/4 SW 1/4) and the South Half of the Southeast Quarter (S 1/2 SE 1/4) Section Seven (7), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.
Excepting therefrom:
Commencing at the southwest corner of the SE1/4 of said Section 7; thence North 89˚36’49” East a distance of 46.70 feet, on an assumed bearing on the south line of said SE1/4, to the point of beginning;
Thence North 01˚21’02” West a distance of 217.35 feet;
Thence North 87˚41’36” West a distance of 80.16 feet;
Thence North 00˚27’56” East a distance of 418.04 feet;
Thence North 58˚31’21” East a distance of 65.45 feet;
Thence South 89˚58’59” East a distance of 406.67 feet;
Thence South 01˚06’08” East a distance of 670.06 feet; to a point on the south line of said SE1/4;
Thence South 89˚36’49” West a distance of 393.57 feet; to the south line of said SE1/4; to the point of beginning;
Subject to highway easement on the south side thereof.
Parcel 2:
All that part of the SE 1/4 SW 1/4 and SW 1/2 SE ¼
Section Seven (7), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; described as follows:
Commencing at the southwest corner of the SE1/4 of said Section 7; thence North 89˚36’49” East a distance of 46.70 feet,

on an assumed bearing on the south line of said SE1/4, to the point of beginning;
Thence North 01˚21’02” West a distance of 217.35 feet;
Thence North 87˚41’36” West a distance of 80.16 feet;
Thence North 00˚27’56” East a distance of 418.04 feet;
Thence North 58˚31’21” East a distance of 65.45 feet;
Thence South 89˚58’59” East a distance of 406.67 feet;
Thence South 01˚06’08” East a distance of 670.06 feet; to a point on the south line of said SE1/4;
Thence South 89˚36’49” West a distance of 393.57 feet; to the south line of said SE1/4; to the point of beginning;
Subject to highway easement on the south side thereof.

TRACT 59:
Thomas S. Anderson
FA: 411799-172
PN: 17-008-0015
PID: 3438

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Thomas S. Anderson, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 12, 2014, as Document No. 612652, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Half of the Northwest Quarter of Section 8, Township 104 North, Range 16 West, Mower County, Minnesota, excepting therefrom the following-described parcel:

Commencing at the Southwest corner of the Northwest Quarter of said Section 8; thence South 89 degrees 01 minutes 40 seconds East a distance of 970.00 feet, on an assumed bearing on the South line of said Northwest Quarter; thence North 00 degrees 00 minutes 00 seconds West a distance of 707.00 feet; thence North 89 degrees 01 minutes 40 seconds West a distance of 562.00 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 662.00 feet; thence North 89 degrees 01 minutes 40 seconds West a distance of 408.00 feet, to a point on the West line of said Northwest Quarter; thence South 00 degrees 00 minutes 00 seconds East a distance of 45.00 feet, on the West line of said Northwest Quarter, to the point of beginning.

(Abstract Property)

TRACT 60: - Intentionally deleted

TRACT 61: - Intentionally deleted

TRACT 62:
Higginsfam, LLP
FA: 411799-292
PN: 19-015-0015(P1)
PN: 19-022-0090 (P2)
PN: 19-022-0020(P3)
PID: 3227(P1)
PID: 3226(P1&P2)
Easements as created by that certain Wind Energy Easement Agreement dated March 20, 2014, by and between Higginsfam, LLP, an Iowa limited liability partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612092, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The Southeast Quarter (SE 1/4) of Section Fifteen (15), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota; Excepting therefrom that part described as follows:

Commencing at the Southeast corner of said Southeast Quarter; thence North 00 degrees 48 minutes 02 seconds West (Note: All bearings are in relationship with the Mower County Coordinate System, NAD'83 Adjusted 1996) along the East line of said

Southeast Quarter, 1,327 feet to the point of beginning; thence South 89 degrees 11 minutes 58 seconds West, at right angles, 680.63 feet; thence North 00 degrees 48 minutes 02 seconds West, parallel with said East line, 640.00 feet; thence North 89 degrees 11 minutes 58 seconds East, at right angles, 680.63 to said East line of the Southeast Quarter; thence South 00 degrees 48 minutes 02 seconds East, along said East line, 640.00 feet to the point of beginning.

Parcel 2:

The Northeast Quarter of the Northeast Quarter (NE 1/4 NE 1/4) of Section Twenty-two (22), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

Parcel 3:

The Northwest Quarter of the Northeast Quarter (NW 1/4 NE 1/4) and that part of the Southwest Quarter of the Northeast (SW 1/4 NE 1/4) lying North of the Township Road, as said Township Road is presently located, all in Section Twenty-two (22), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota;

and that part of the Southeast Quarter of the Northwest Quarter (SE 1/4 NW 1/4), Section Twenty-two (22), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota, lying North of the Township Road, as said Township Road is presently located.

TRACT 63: - Intentionally deleted

TRACT 64: - Intentionally deleted

TRACT 65:
Lowell L. Anderson and Connie Anderson, husband and wife, as joint tenants
FA: 411799-026
PN: 19-014-0050
PID: 3486
Easements as created by that certain Wind Energy Easement Agreement dated November 26, 2013 by and between Lowell L. Anderson and Connie Anderson, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014 as Document No. 610358, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Northwest Quarter (E 1/2 NW 1/4) of Section Fourteen (14), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

TRACT 66:

Lowell L. Anderson and Connie J. Anderson, Trustees of the Lowell L. Anderson and Connie J. Anderson Living Trust dated September 18, 2013, an undivided 84/100 interest; and Linden L. Anderson, an undivided 16/100 interest; and Rebecca R. Jax, an undivided 16/100 interest; and Ross A. Anderson, an undivided 16/100 interest, all as to Parcel 1; And
Linden L. Anderson, an undivided 16/100 interest; and Linden L. Anderson and Betty J. Anderson, as joint tenants, as to an undivided 84/100 interest, as to Parcel 2.
FA: 411799-442
PN: 19-014-0010
PID: 3551
Easements as created by that certain Wind Energy Easement Agreement dated March 24, 2014, by and between Lowell L. Anderson and Connie J. Anderson, husband and wife, Linden L. Anderson and Betty Anderson, husband and wife, Rebecca R. Jax and Doug Jax, wife and husband, and Ross A. Anderson and Brenda Anderson, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612081, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The Northeast Quarter (NE1/4) of Section Fourteen (14), Township One Hundred Four (104) North, Range Seventeen (17) West, Mower County, Minnesota.

Excepting therefrom:

All that part of the Northeast Quarter Section 14, Township 104 North, Range 17 West, Mower County, Minnesota; described as follows: Commencing at the southwest corner of the Northeast Quarter of said Section 14; thence North 89 degrees 14 minutes 29 seconds East a distance of 154.51 feet, on an assumed bearing on the south line of said Northeast Quarter; thence North 00 degrees 48 minutes 13 seconds West a distance of 220.73 feet; thence North 83 degrees 36 minutes 42 seconds West a distance of 41.18 feet; thence North 06 degrees 08 minutes 49 seconds East a distance of 66.81 feet; thence South 83 degrees 36 minutes 42 seconds East a distance of 33.03 feet; thence North 00 degrees 48 minutes 13 seconds West a distance of 97.51 feet; thence South 84 degrees 01 minutes 31 seconds East a distance of 186.10 feet; thence South 71 degrees 43 minutes 06 seconds East a distance of 75.86 feet; thence South 84 degrees 12 minutes 32 seconds East a distance of 165.08 feet; thence North 37 degrees 42 minutes 44 seconds West a distance of 95.51 feet; thence North 00 degrees 51 minutes 00 seconds West a distance of 72.98 feet; thence North 83 degrees 21 minutes 35 seconds West a distance of 521.95 feet, to a point on the West line of said Northeast Quarter; thence South 00 degrees 48 minutes 13 seconds East a distance of 536.71 feet, on the west line of said Northeast Quarter, to the point of beginning.
Parcel 2:

All that part of the Northeast Quarter Section 14, Township 104 North, Range 17 West, Mower County, Minnesota; described as follows: Commencing at the southwest corner of the Northeast Quarter of said Section 14; thence North 89 degrees 14 minutes 29 seconds East a distance of 154.51 feet, on an assumed bearing on the south line of said Northeast Quarter; thence North 00 degrees 48 minutes 13 seconds West a distance of 220.73 feet; thence North 83 degrees 36 minutes 42 seconds West a distance of 41.18 feet; thence North 06 degrees 08 minutes 49 seconds East a distance of 66.81 feet; thence South 83 degrees 36 minutes 42 seconds East a distance of 33.03 feet; thence North 00 degrees 48 minutes 13 seconds West a distance of 97.51 feet; thence South 84 degrees 01 minutes 31 seconds East a distance of 186.10 feet; thence South 71 degrees 43 minutes 06 seconds East a distance of 75.86 feet; thence South 84 degrees 12 minutes 32 seconds East a distance of 165.08 feet; thence North 37 degrees 42 minutes 44 seconds West a distance of 95.51 feet;

thence North 00 degrees 51 minutes 00 seconds West a distance of 72.98 feet; thence North 83 degrees 21 minutes 35 seconds West a distance of 521.95 feet, to a point on the West line of said Northeast Quarter; thence South 00 degrees 48 minutes 13 seconds East a distance of 536.71 feet, on the west line of said Northeast Quarter, to the point of beginning.

TRACT 67:
Ross A. Anderson and Brenda L. Anderson, husband and wife, as joint tenants
FA: 411799-025
PN: 19-013-0075(P1), 19-013-0070(P2)
PID: 3487

Easements as created by that certain Wind Energy Easement Agreement dated December 12, 2013 by and between Ross A. Anderson and Brenda L. Anderson, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014 as Document No. 610349, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:
The West Half of the Northwest Quarter (W 1/2 NW 1/4) of Section Thirteen (13), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota, excepting therefrom the following described parcel:
Commencing at the Northwest corner of the Northwest Quarter of said Section 13;
thence South 00 degrees 44 minutes 55 seconds East a distance of 1267.00 feet, on an assumed bearing on the West line of said Northwest Quarter, to the point of beginning.
thence South 00 degrees 44 minutes 55 seconds East a distance of 505.00 feet, on the West line of said Northwest Quarter;
thence North 81 degrees 21 minutes 50 seconds East a distance of 512.00 feet;

thence North 00 degrees 44 minutes 55 seconds West a distance of 505.00 feet;
thence South 81 degrees 21 minutes 50 seconds West a distance of 512.00 feet, to the point of beginning.

Parcel 2:

All that part of the West Half of the Northwest Quarter of Section 13, Township 104 North, Range 17 West, Mower County, Minnesota, described as follows:

Commencing at the Northwest corner of the Northwest Quarter of said Section 13;
thence South 00 degrees 44 minutes 55 seconds East a distance of 1267.00 feet, on an assumed bearing on the West line of said Northwest Quarter, to the point of beginning.
thence South 00 degrees 44 minutes 55 seconds East a distance of 505.00 feet, on the West line of said Northwest Quarter;
thence North 81 degrees 21 minutes 50 seconds East a distance of 512.00 feet;
thence North 00 degrees 44 minutes 55 seconds West a distance of 505.00 feet;
thence South 81 degrees 21 minutes 50 seconds West a distance of 512.00 feet, to the point of beginning.

TRACT 68:
Karen J. Conzemius
FA: 411799-348
PN: 19-013-0052
PID: 3568

Easements as created by that certain Wind Energy Easement Agreement dated January 7, 2014, by and between, Karen J. Conzemius and George R. Conzemius, wife and husband, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement

Agreement recorded February 28, 2014, as Document No. 611237, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Half of the Northeast Quarter (W1/2 NE1/4) and the East Half of the Northwest Quarter (E1/2 NW1/4) of Section 13, Township 104 North, Range 17 West, Mower County, Minnesota, Except Railroad right of way.

TRACT 69:
Sue Ann Dougan, and Bonnie Jean Tangren, as Trustees of the Lois E. Dougan Revocable Trust Dated February 28, 1990 as Restated on January 16, 2003, and on December 23, 2011
FA: 411799-023
PN: 19-013-0051
PID: 3488
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Sue Ann Dougan, and Bonnie Jean Tangren, as trustees of the Lois E. Dougan Revocable Trust Dated February 28, 1990 as Restated on January 16, 2003, and on December 23, 2011, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611663, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South Half (S 1/2) of Section Thirteen (13), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota, Less and Except Railroad right of way and the C.G.W. right of way and the following described parcel:
Beginning at the Southwest corner of said Section; thence Easterly along the Southern border of said Section, 1,050 feet;

thence North parallel with the Western border of said Section 1,050 feet; thence West parallel with the Southern border of said Section 1,050 feet; thence Southerly along the Western border of said Section to the point of beginning.

TRACT 70:
Kevin Lee and Darcy Lee, husband and wife, as joint tenants
FA: 411799-300
PN: 19-013-0050
PID: 3216

Easements as created by that certain Wind Energy Easement Agreement dated March 12, 2014, by and between Kevin Lee and Darcy Lee, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611795, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Beginning at the Southwest corner of Section 13, Township 104 North, Range 17 West, Mower County, Minnesota; thence Easterly along the Southern border of Section 13, 1,050 feet; thence North parallel with the Western border of Section 13, a distance of 1,050 feet; thence West parallel with the Southern border of Section 13, a distance of 1,050 feet; thence Southerly along the Western border of Section 13 to the point of beginning.

TRACT 71:
Edmund Emerick and David Emerick, as Co-Trustees of the Edmund S. Emerick Testamentary Trust
FA: 411799-354
PN: 17-018-0030
PID: 3576

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Edmund L. Emerick and David M. Emerick, as Co-Trustees of the Edmund S. Emerick Testamentary Trust, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 612782, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Fractional Half of the Northwest Quarter (W Frcl 1/2 of NW 1/4) of Section Eighteen (18), Township One Hundred Four (104) North, Range Sixteen (16) West, Mower County, Minnesota

TRACT 72:
Edmund Emerick and David Emerick, as Co-Trustees of the Edmund S. Emerick Testamentary Trust
FA: 411799-424
PN: 31-004-0070
PID: 3945

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Edmund L. Emerick and David M. Emerick, as Co-Trustees of the Edmund S. Emerick Testamentary Trust, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 612782, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
That portion of the West Half of the Southwest Quarter, lying East of the railroad right of way, located in Section Eighteen (18), Township One Hundred Four (104) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 73:
Richard D. Raimann
FA: 411799-054
PN: 17-019-0060, 17-019-0050, 31-004-0105, 31-950-020, 31-004-0030
PID: 3454, 3455 and 3456(Tract A), PID: 3457(Tract B), 3458(Tract C), 3459(Tract D)
Easements as created by that certain Wind Energy Easement Agreement dated March 3, 2014 ,by and between Richard D.

Raimann, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611651, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Tract A: The following described land in Mower County, Minnesota, to-wit:
The Northeast Quarter of the Southwest Quarter; the Northwest Quarter of the Northwest Quarter and the East Half of the Northwest Quarter West of the railroad right-of-way of the Chicago Great Western Railroad right-of-way and excepting from the said tract of land, to wit: Commencing at a point where the highway intersects with the right-of-way of the Chicago Great Western Railroad in the Northwest Quarter of Section 19, Township 104 North, Range 16 West, on the North side of said section; thence southeasterly along the West side of said right of way 435 feet, thence West 100 feet, thence northwesterly parallel with said right of way 435 feet to the center of said highway along the North side of said section, thence easterly 100 feet to the point of beginning, all in Section 19, Township 104 North, Range 16 West of the 5th P.M.
And also
A strip of land 100 feet in width extending over and across: the Southeast Quarter of the Northwest Quarter of Section 19, Township 104 North, Range 16 West of the Fifth Principal Meridian, said strip of land being 50 feet in width on each side of the center line of the main track (now removed) of the Minnesota and North Western Railroad Company (later the Chicago Great Western Railway Company, now the Chicago and North Western Transportation Company), as said main track center line was originally located and,

Also:
A strip of land 100 feet in width extending over and across that part of the North Half of the Northwest Quarter of said Section 19 lying southerly of the South line of Celeste Street, said strip of land being 50 feet in width on each side of said original main track center line across said Section 19. Reserving, however, unto Grantor, its successors and assigns the following easements, to wit:
A 100.00 foot temporary easement for construction purposes over, under and across a part of the former Chicago & North Western Railroad right of way (now abandoned), being in the Southeast Quarter of the Northwest Quarter of Section 19, Township 104 North, Range 16 West, Mower County, Minnesota. Said easement lies within a distance of 100.00 feet to the right of the following described line:
Commencing at the Southwest corner of said Northwest Quarter; thence South 89 degrees 58 minutes 15 seconds East, assumed bearing, along the South line of said Northwest Quarter, 2398.35 feet to the former westerly right of way line of said abandoned Railroad; thence North 26 degrees 10 minutes 02 seconds West, along said westerly right of way line, 520.31 feet for the point of beginning of the line described; thence continue North 26 degrees 10 minutes 02 seconds West along said westerly right of way line, 900.00 feet and there terminating.

Also:
A 20.00 foot permanent easement over, under and across a part of the former Chicago & North Western Railroad right of way (now abandoned), being in the Southeast Quarter of the Northwest Quarter of Section 19, Township 104 North, Range 16 West, Mower County, Minnesota. The centerline of said easement is described as follows:
Commencing at the Southwest corner of said Northwest Quarter; thence South 89 degrees 58 minutes 15 seconds East, assumed bearing, along the South line thereof, 1662.57 feet; thence North 12 degrees 48 minutes 51 seconds East, 97.65 feet; thence North 17 degrees 41 minutes 02 seconds East, 450.40 feet; thence North 41 degrees 33 minutes 21 seconds East, 309.87 feet to the former westerly right of way line of the now abandoned Chicago & North Western Railroad for the point of beginning of the centerline to be described; thence continue North 41 degrees 33 minutes 21 seconds East, 10.81 feet; thence North 26 degrees 10 minutes 02 seconds West, 396.97 feet; thence North 19 degrees 03 minutes 08 seconds East, 126.79 feet to the most southerly corner of Lot 7, Block 1, Linbo's First Addition, Sargeant, Minnesota, and there terminating.
The sidelines of said easement shall be prolonged or shortened to terminate on the easterly and westerly lines of the former right of way lines of said abandoned Chicago & North Western Railroad.

Excepting therefrom the following described tracts:

1. The South 403.00 feet of the Northeast Quarter of the Southwest Quarter of Section 19, Township 104 North, Range 16 West, Mower County, Minnesota. Containing 12.30 acres more or less.

2. A strip of land 100 feet in width extending over and across: the Northeast Quarter of the Southwest Quarter of Section 19, Township 104 North, Range 16 West of the Fifth Principal Meridian, said strip of land being 50 feet in width on each side of the center line of the main track (now removed) of the Minnesota and North Western Railroad Company (later the Chicago Great Western Railway Company, now the Chicago and North Western Transportation Company), as said main track center line was originally located.

Tract B: The following described land in Mower County, Minnesota, to-wit:

The West one-half of the Northeast Quarter of Section 19, Township 104 North of Range 16 West, Mower County, Minnesota and that part of the East one-half of the Northwest Quarter of Section 19, Township 104 North of Range 16 West lying and being East of the right-of-way of the Chicago Great Western Railroad, excepting therefrom the following described lands, to-wit:

(1) School lot described as follows, to-wit: Commencing at a point where the South line of Chestnut Street in Waldron's Addition to Sargent intersects the East line of Right of way of the Chicago Great Western Railway Company Right of Way, thence running East on the South line of said Chestnut Street to a point directly South of the South East corner of Lot 14, Block 4 of said addition, thence South 120 feet, thence West on a line parallel with the South line of said Chestnut Street to the East line of said Rail Road right of way thence northwesterly in the East line of said Right of Way to the place of beginning.
(2) Beginning at the Southeast corner of Lot 4 of Block 6 of Waldron's Addition to the Village of Sargeant, thence running due South to railroad right-of-way, thence northwesterly along said railroad right-of-way to the Southwest corner of school lot, thence East to Southeast corner of said school lot, thence North 186 feet, thence East 166 feet to place of beginning.
(3) All of Block 3 and Lots 5 and 6 of Block 2 of Reynolds and Browns Addition to the Village of Sargeant.
(4) All of Waldrons Addition to the Village of Sargeant.
(5) A strip of land 39 feet wide and 150 feet long joining Lot 5, Reynolds and Browns Addition to the Village of Sargeant on the East side; commencing at the Northeast corner of Lot 5 Block 2 Reynolds & Browns Addition thence running East 39 feet, wide, thence South 150 feet along East side of Lot 5 thence West 39 feet to joint Lot 5, in Block 2. This parcel of land is the Northwest corner of the West one half of the Northeast Quarter of Section 19, Township 104 North, Range 16 West, Mower County, Minnesota.
(6) That part of the East Half of the Northwest Quarter of Section 19, Township 104 North, Range 16 West, Mower County, Minnesota, described as follows: Commencing at the Southeast corner of Waldron's Addition to Sargeant, in the Village of Sargeant (now City of Sargeant), as platted and recorded in the office of the Register of Deeds, Mower County, Minnesota; thence South 89 degrees 59 minutes 10 seconds West, assumed bearing, along the South line of said Waldron's Addition, 2.00 feet to the point of beginning; thence South 00 degrees 24 minutes 26 seconds East, 1141.95 feet to the northeasterly most line of the Chicago and North Western Railroad; thence North 26 degrees 13 minutes 06 seconds West along the northeasterly most line of said railroad; 36.88 feet to the intersection with the prolongation of the East line of Block 6 of said Waldron's Addition to Sargeant, said East line being 377.00 feet West of the East line of the Northwest Quarter of said Section 19; thence North 00 degrees 30 minutes 28 seconds West along the prolongation of said East line of Block 6, a distance of 1108.87 feet to the South line of said Waldron's Addition; thence North 89 degrees 59 minutes 10 seconds East along said South line of Waldron's Addition, 18.00 feet to the point of beginning.
(7) All that part of the East Half of the Northwest Quarter and the West Half of the Northeast Quarter of Section 19, Township 104 North, Range 16 West, Mower County, Minnesota described as follows:
Commencing at the Northwest corner of the West Half of the Northeast Quarter of said Section 19;
thence North 89 degrees 31 minutes 42 seconds East a distance of 2.16 feet, on an assumed bearing on the North line of said Northeast Quarter, to the point of beginning;
thence North 89 degrees 31 minutes 42 seconds East a distance of 224.00 feet, on the North line of said Northeast Quarter;
thence South 00 degrees 33 minutes 40 seconds East a distance of 385.54 feet;
thence South 89 degrees 32 minutes 20 seconds West a distance of 315.00 feet, to the point of intersection with a Southerly extension of the West line of Block 2 in the plat of Reynolds & Browns Addition, as the same is platted and recorded in the office of the County Recorder of Mower County, Minnesota;
thence North 00 degrees 33 minutes 40 seconds West a distance of 32.50 feet, on said Southerly extension of the West line of said Block 2, to the Southwest corner thereof;

thence North 89 degrees 32 minutes 20 seconds East a distance of 52.00 feet, on the South line of said Block 2, to the Southeast corner of Lot 6 in said Block 2;
thence North 00 degrees 33 minutes 40 seconds West a distance of 170.00 feet, on the East line of said Lot 6, and a Northerly extension thereof, to the Southeast corner of Lot 5 in said Block 2;
thence North 89 degrees 32 minutes 20 seconds East a distance of 39.00 feet, on the Easterly extension of the South line of said Lot 5;
thence North 00 degrees 33 minutes 40 seconds West a distance of 183.00 feet, on a line parallel with the East line of said Lot 5, to the point of beginning.

Tract C: The following described land in Mower County, Minnesota, to-wit: The East Half of the Northeast Quarter of Section 19, Township 104 North, Range 16 West, Mower County, Minnesota.

Tract D: The following described land in Mower County, Minnesota, to-wit: The Southeast Quarter of the Southeast Quarter of Section 18, Township 104 North of Range 16 West, Mower County, Minnesota.

TRACT 74:
Phillip R. Heydt and Sherry L. Heydt
FA: 411799-014
PN: 17-009-0060(P1), 17-011-0030(P2), 17-017-0030(P3)
PID: 3499(P1), 3498(P2), 3497(P3)
Easements as created by that certain Wind Energy Easement Agreement dated November 13, 2013, by and between Phillip R. Heydt and Sherry L. Heydt, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21, 2014, as Document No. 610596, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The South Half of the Southwest Quarter (S 1/2 SW 1/4) of Section Nine (9), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

The West Half of the Northwest Quarter (W 1/2 NW 1/4) of Section Eleven (11), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 3:

The Northwest Quarter (NW 1/4) of Section Seventeen (17), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 75:
Philip Heydt and Sherry Heydt; subject to the interest of Curtis Heydt and Camilla Heydt, as joint tenants, as contract vendors
FA: 411799-290
PN: 17-017-0041
PID: 3230
Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Curtis Heydt and Camilla Heydt, husband and wife as joint tenants, and Philip Heydt and Sherry Heydt, husband and wife as Vendors, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611803, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.
LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

PARCEL 1:
The Southwest Quarter (SW 1/4) of Section 17, Township 104 North, Range 16 West, Mower County, Minnesota; EXCEPT:
Beginning at a point on the south line of the Southwest Quarter of Section 17, Township 104 North, Range 16 West, which point is 1439.0 feet East of the southwest corner thereof; thence East 216.0 feet on the South line of said quarter section; thence North 342.0 feet at a right angle; thence West 216.0 feet at a right angle; thence South 342.0 feet to the point of beginning; being part of the Southeast Quarter of the Southwest Quarter of Section 17, Township 104 North, Range 16 West.

TRACT 76:
Larry R. Sparks and Sharon Sparks, husband and wife, as joint tenants
FA: 411799-390
PN: 17-017-0021
PID: 3590
Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between Larry R. Sparks and Sharon Sparks, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21 2014, as Document No. 610590, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half of the Northeast Quarter (N 1/2 of NE 1/4) of Section Seventeen (17), Township One Hundred Four (104) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 77:
Donna Hansen, a widow, an undivided 1/2 interest thereof,
And
Jan Hansen and Karla Hansen, husband and wife, an undivided 1/2 interest thereof as joint tenants
FA: 411799-287
PN: 17-020-0060
PID: 3233

Easements as created by that certain Transmission Easement Agreement dated March 12, 2014, by and between Donna Hansen, a widow, as to an undivided one-half interest and Jan Hansen and Karla Hansen, husband and wife, as joint tenants, as to an undivided one-half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611796, in the records of Mower County, Minnesota, and in that certain Amendment to Transmission Easement Agreement dated May 16, 2014, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, recorded June 5, 2014, as Document 613213, in the records of Mower County, Minnesota.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The south 60 feet of the north 110 feet of the East Half of the Northeast Quarter (E 1/2 NE 1/4) of Section Twenty (20), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 77A:
Donna Hansen, a widow, an undivided 1/2 interest thereof,
And
Jan Hansen and Karla Hansen, husband and wife, an undivided 1/2 interest thereof as joint tenants
FA: 411799-287
PN: 17-017-0010(P1), 17-020-0060(P2)
PID: 3234(P1), PID: 3233(P2)

Easement as created by that certain Wind Access Agreement dated May 16, 2014, by and between Donna Hansen, a widow, as to an undivided one-half interest and Jan Hansen and Karla Hansen, husband and wife, as joint tenants, as to an undivided one-half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Wind Access Agreement recorded June 5, 2014, as Document No. 613212, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The Southeast Quarter (SE 1/4) of Section Seventeen (17), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

The East Half of the Northeast Quarter (E 1/2 NE 1/4) of Section Twenty (20), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 78:
Susan L. Ebertz
FA: 411799-267
PN: 17-016-0045
PID: 3255
Easements as created by that certain Wind Energy Easement Agreement dated November 26, 2013 by and between Susan L. Ebertz and Robert T. Tufty, wife and husband, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21, 2014, as Document No. 610592, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northwest Quarter (NW 1/4) of Section Sixteen (16), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; Excepting therefrom the East 278.35 feet of the North 682.0 feet of said Northwest Quarter.

TRACT 79:

Merz Farms Family Limited Liability Limited Partnership
FA: 411799-174
PN: 17-016-0015 (SE1/4, EXC 6.1 AC BLDG SITE IN SW1/4/SE1/4)
PN: 17-016-0021 (NE1/4, EXC W 41FT N682FT & EXC 6.9 AC BLDG SITE)
PID: 3436(P1), PID: 3437(P2)

Easements as created by that certain Wind Energy Easement Agreement dated February 26, 2014, by and between Merz Farms Family Limited Liability Limited Partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded June 18, 2014 as Document No. 613524, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP 104 NORTH, RANGE 16 WEST OF THE 5TH P.M., EXCEPTING THEREFROM, HOWEVER, THE WEST 41.0 FEET OF THE NORTH 682.0 FEET OF THE NORTHEAST QUARTER OF SAID SECTION, MOWER COUNTY, MINNESOTA, AND EXCEPT THE FOLLOWING DESCRIBED LAND, TO-WIT: A TRACT OF LAND IN THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP 104 NORTH, RANGE 16 WEST, MOWER COUNTY, MINNESOTA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 16; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST (ASSUMED BEARING) 1185.00 FEET ALONG THE NORTH LINE OF SAID NORTHEAST QUARTER TO THE POINT OF BEGINNING; THENCE SOUTH 02 DEGREES 00 MINUTES 00 SECONDS EAST 880.00 FEET; THENCE SOUTH 86 DEGREES 00 MINUTES 00 SECONDS EAST 110.00 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 485.00 FEET; THENCE SOUTH 86 DEGREES 00 MINUTES 00 SECONDS WEST 440.00 FEET; THENCE NORTH 02 DEGREES 14 MINUTES 45 SECONDS WEST 632.96 FEET; THENCE NORTH 88 DEGREES 00 MINUTES 00 SECONDS EAST 310.00 FEET; THENCE NORTH 02 DEGREES 00 MINUTES 00 SECONDS WEST 760.00 FEET TO THE NORTH LINE OF

SAID NORTHEAST QUARTER; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 40.00 FEET TO THE POINT OF BEGINNING.

AND

THE SOUTHEAST QUARTER OF SECTION 16, IN TOWNSHIP 104, RANGE 16, MOWER COUNTY, MINNESOTA, EXCEPT THE FOLLOWING DESCRIBED LAND, TO-WIT:
A TRACT OF LAND IN THE SOUTHEAST QUARTER OF SECTION 16, TOWNSHIP 104 NORTH, RANGE 16 WEST, MOWER COUNTY, MINNESOTA, DESCRIBED AS FOLLOWS; COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 16; THENCE NORTH 87 DEGREES 58 MINUTES 19 SECONDS WEST (ASSUMED BEARING) 1214.57 FEET ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER TO THE POINT OF BEGINNING, THENCE CONTINUING NORTH 87 DEGREES 58 MINUTES 19 SECONDS WEST 35.30 FEET; THENCE NORTH 00 DEGREES 40 MINUTES 33 SECONDS WEST 794.93 FEET; THENCE NORTH 89 DEGREES 09 MINUTES 46 SECONDS WEST 276.45 FEET; THENCE NORTH 00 DEGREES 20 MINUTES 56 SECONDS WEST 622.66 FEET; THENCE SOUTH 85 DEGREES 45 MINUTES 07 SECONDS EAST 398.74 FEET; THENCE SOUTH 00 DEGREES 20 MINUTES 04 SECONDS WEST 598.34 FEET; THENCE NORTH 89 DEGREES 24 MINUTES 18 SECONDS WEST 83.15 FEET; THENCE SOUTH 00 DEGREES 59 MINUTES 51 SECONDS EAST 795.92 FEET TO THE POINT OF BEGINNING.
(ABSTRACT PROPERTY)

TRACT 80:
Merz Farms Family Limited Liability Limited Partnership
FA: 411799-326
PN: 17-009-0020
PID: 3183

Easements as created by that certain Wind Energy Easement Agreement dated February 26, 2014, by and between Merz Farms Family Limited Liability Limited Partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded June 18, 2014 as Document No. 613524, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South Half of the Southeast Quarter (S 1/2 SE 1/4) of Section Nine (9), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 81:
Philip R. Heydt (married to Sherry Heydt), as to Parcel 1
Philip Heydt and Sherry Heydt, as to Parcel 2
FA: 411799-291
PN: 17-015-0025(P1)
PN: 17-020-0040(P2)
PID: 3229(P1)
PIN: 3228(P2)
Easements as created by that certain Wind Energy Easement Agreement dated November 13, 2013, by and between Philip R. Heydt and Sherry L. Heydt, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21, 2014, as Document No. 610596, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:

The Northwest Quarter (NW 1/4) of Section 15, Township 104 North, Range 16 West, Mower County, Minnesota; EXCEPT the following described premises:

A tract of land in the Northwest Quarter (NW 1/4) of Section 15, Township 104 North, Range 16 West, Mower County, Minnesota, described by commencing at the Northwest corner thereof, running thence North 90 degrees 00 minutes East (assumed bearing) along the north line of said Northwest Quarter 1352.9 feet to the point of beginning; thence South 0 degrees 43 minutes East 1681.4 feet, thence South 90 degrees 00 minutes West 580.0 feet; thence North 0 degrees 43 minutes West 694.89 feet; thence North 90 degrees 00 minutes East 547.0 feet; thence North 0 degrees 43 minutes West 986.51 feet; thence North 90 degrees 00 minutes East 33.0 feet to the point of beginning.

PARCEL 2:

The West Half of the Northwest Quarter (W 1/2 of NW 1/4) and the West Half of the East Half of the Northwest Quarter (W 1/2 of E 1/2 of NW 1/4) of Section 20, Township 104 North, Range 16 West, Mower County, Minnesota.

TRACT 82:
Wielenga Family Farms, L.L.C., as to Parcels 1, 2 and 3
FA: 411799-052
PN: 17-015-0040(P1)
PN: 17-030-0060(P2)
PN: 17-031-0030(P3)
PID: 3463(P1)
PIN: 3462(P2)
PIN: 3461(P3A&B)
Easements as created by that certain Wind Energy Easement Agreement dated March 11, 2014, by and between Wielenga Family Farms, L.L.C. an Iowa limited liability company, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded June 23, 2014 as Document No. 613656, in the records of Mower County, Minnesota, as to Parcels 1, 2 and 3, and that certain Ratification and Joinder to Wind Energy Easement Agreement and Memorandum of Easement Agreement dated June 20, 2014, by Michael Vande Brake, nominated Executor/Personal Representative of the Joyce E. Wielenga Estate and Michael Vande Brake, Trustee of the Joyce Van Wyk Wielenga Revocable Living Trust, and Wielenga Family Farms, L.L.C., Iowa limited liability company, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as to Parcel 3, recorded June 23, 2014 as Document No. 613657, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

Parcel 1:

The West Half of the Southwest Quarter (W 1/2 SW 1/4) of Section Fifteen (15), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

All that part of the Northeast Quarter (NE 1/4) of Section Thirty (30) in Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., lying South and West of the West line of the Chicago and Great Western Railway Company.

Parcel 3:

Tract A:

The East Half of the Southeast Quarter (E 1/2 SE 1/4) of Section Thirty-one (31), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Excepting therefrom, the East Half of the East Half of the Southeast Quarter (E 1/2 E 1/2 SE 1/4) of Section Thirty-one (31), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Tract B:

The East Half of the East Half of the Southeast Quarter (E 1/2 E 1/2 SE 1/4) of Section Thirty-one (31), Township One Hundred

Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 83:
Clinton E. Sparks and Wendy A. Sparks, as Trustees of the C.W. Sparks Family Trust U/A dated April 28, 2011, as to Parcels 1 and 2
Reed Kuper, as to Parcel 3
FA: 411799-053
PN: 17-015-0080(Portion of P1)
PN: 17-024-0020(P2)
PN: 17-015-0080(Portion of P3)
PID: 3393
PID: 3460
PID: 3425
Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Clinton E. Sparks and Wendy A. Sparks, as Trustees of the C. W. Sparks Family Trust U/A dated April 28, 2011, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611666, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The West Half of the Southeast Quarter (W 1/2 SE 1/4)
and
The East Half of the Southwest Quarter (E 1/2 SW 1/4)

Except; Commencing at the southwest corner of said SE 1/4 SW 1/4;
Thence North 89˚06’26” East a distance of 393.00 feet, on an assumed bearing on the south line of the SW ¼ of said Section 15;
Thence North 01˚04’49” West a distance of 378.00 feet; parallel with the west line of said SE1/4 SW1/4;

Thence South 89˚06’26” West a distance of 393.00 feet, parallel with the south line of said SW 1/4, to a point on the west line of said SE 1/4 SW ¼.
Thence South 01˚04’49” East a distance of 378.00 feet, on the west line of said SE1/4 SW1/4, to the point of beginning, subject to highway easement on the south side thereof.
all in Section Fifteen (15), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

The North Half of the Northeast Quarter (N 1/2 NE 1/4) of Section Twenty-four (24) in Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota;

And

That part of the South Half of the Northeast Quarter (S 1/2 NE 1/4) of Section Twenty-four (24) in Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:

Beginning at the Northeast corner of said South Half of the Northeast Quarter; thence Westerly along the North line of said South Half of said Northeast Quarter to the Northwest corner of said South Half of the Northeast Quarter; thence Southerly along the West line of said South Half of the Northeast Quarter four rods; thence Easterly on a line parallel with the North line of said South Half of the Northeast Quarter to a point on the East line of said South Half of the Northeast Quarter; thence Northerly along said East line four rods to the point of beginning.

Parcel 3:

All that part of the SE1/4 SW1/4 Section 15-T104N-R16W-Mower County, Minnesota, described as follows:

Commencing at the southwest corner of said SE 1/4 SW 1/4;
Thence North 89˚06’26” East a distance of 393.00 feet, on an assumed bearing on the south line of the SW ¼ of said Section 15;
Thence North 01˚04’49” West a distance of 378.00 feet; parallel with the west line of said SE1/4 SW1/4;
Thence South 89˚06’26” West a distance of 393.00 feet, parallel with the south line of said SW 1/4, to a point on the west line of said SE 1/4 SW ¼.
Thence South 01˚04’49” East a distance of 378.00 feet, on the west line of said SE1/4 SW1/4, to the point of beginning, subject to highway easement on the south side thereof.

TRACT 84:
Richard C. Jensen and Mary Alice Jensen, husband and wife, as joint tenants
FA: 411799-195
PN: 17-015-0012(P1)
PN: 17-015-0060(P2)
PN: 17-015-0070(P3)
PID: 3417
Easements as created by that certain Wind Energy Easement Agreement dated December 30, 2013, by and between Richard C. Jensen and Mary Alice Jensen, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 10, 2014, as Document No. 610962, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:
The East Half of the Southeast Quarter (E 1/2 of SE 1/4) of Section 15, Township 104 North, Range 16 West, Mower County, Minnesota, except the following described premises: Beginning at the Southwest corner of the East Half of the Southeast Quarter of said Section 15; thence North 230 feet;

thence East 560 feet; thence South 230 feet; thence West 560 feet to the point of beginning.

PARCEL 2:
Commencing at the Southwest corner of the East Half of the Southeast Quarter (E 1/2 of SE 1/4) of Section 15, Township 104 North, Range 16 West, Mower County, Minnesota; thence 230 feet North; thence 260 feet East; thence 230 feet South; thence 260 feet West to the point of beginning.

PARCEL 3:
Beginning at a point 260 feet East of the Southwest corner of the East Half of the Southeast Quarter (E 1/2 of SE 1/4) of Section 15, Township 104 North, Range 16 West, Mower County, Minnesota; thence North 230 feet; thence East 300 feet; thence South 230 feet; thence West 300 feet to the point of beginning.

TRACT 85:
Francis Severson and Marian Severson, as joint tenants
FA: 411799-311
PN: 17-015-0011
PID: 3200
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Francis Severson and Marian Severson, husband and wife as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611813, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Half of the Northeast Quarter (W 1/2 of NE 1/4) of Section 15, Township 104 North, Range 16 West, Mower County, Minnesota.

TRACT 86: - Intentionally deleted

TRACT 87: - Intentionally deleted

TRACT 88:
Five Sisters Farm L.L.C., a Minnesota limited liability company
FA: 411799-207
PN: 17-010-0060(P1)
PN: 17-010-0031(P2)
PID: 3387
PID: 3388
PID: 3389
Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Five Sisters Farm L.L.C., a Minnesota limited liability company, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611798, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:
The South One-half of the Northwest Quarter (S 1/2 NW 1/4) and the North One-half of the Southwest Quarter (N 1/2 SW 1/4) Less a tract of land in the Southwest Quarter of the Northwest Quarter (SW1/4 NW 1/4) described as follows:
Commencing at the Southwest corner of said Northwest Quarter; thence North 200.00 feet along the West line of said Northwest Quarter to the point of beginning; thence East perpendicular to said West line 1,070.00 feet; thence North parallel to said West line 370.00 feet; thence West perpendicular to said West line 1,070.00 feet to the West line of said Northwest Quarter; thence South along said West line 370.00 feet to the point of beginning,
All in Section Ten (10), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

All that part of the Northeast Quarter (NE 1/4) and the Southeast Quarter (SE 1/4) of Section Ten (10), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:

Commencing at the Northeast corner of the Northeast Quarter of Section 10, Township 104 North, Range 16 West; thence South 00 degrees 00 minutes 00 seconds East 1,619.75 feet on an assumed bearing, on the East line of said Quarter section; thence South 73 degrees 17 minutes 00 seconds West 523.36 feet; thence South 80 degrees 25 minutes 08 seconds West 1,159.25 feet; thence South 36 degrees 44 minutes 04 seconds West 175.51 feet; thence South 03 degrees 12 minutes 34 seconds West 908.96 feet; thence South 34 degrees 54 minutes 33 seconds West 250.27 feet; thence South 69 degrees 27 minutes 36 seconds West 160.81 feet; thence South 78 degrees 57 minutes 40 seconds West 548 feet, more or less, to a point on the West line of the Southeast Quarter of said Section 10; thence Northerly 3,414.4 feet more or less, on the West line of said Southeast Quarter and the West line of said Northeast Quarter of Section 10, to the Northwest corner of said Northeast Quarter; thence Easterly 2,625.63 feet, on the North line of said Northeast Quarter, to the point of beginning;

And also except the following:

All that part of the Northeast Quarter (NE 1/4) of Section Ten (10), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:

Commencing at the Northeast corner of said Northeast Quarter of Section 10, Township 104 North, Range 16 West; thence South 00 degrees 00 minutes 00 seconds East 1,318.19 feet on an assumed bearing, on the East line of said Northeast Quarter, to the point of beginning; thence South 00 degrees 00 minutes 00 seconds East 70.00 feet on the East line of said Northeast Quarter; thence South 72 degrees 18 minutes 40 seconds West 1,439.38 feet; thence South 05 degrees 12 minutes 04 seconds East 90.61 feet; thence South 80 degrees 25 minutes 08 seconds West 442.60 feet; thence North 02 degrees 16 minutes 13 seconds East 479.77 feet; thence South 79 degrees 39 minutes 15 seconds East 393.31 feet; thence South 05 degrees 12 minutes 04 seconds East 177.57 feet; thence North 72 degrees 18 minutes 40 seconds East 1,445.88 feet, to the point of beginning.

TRACT 89:
Jerome H. Lee and Joan A. Lee, husband and wife, as tenants in common
FA: 411799-327
PN: 17-010-0010
PID: 3182

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Jerome H. Lee and Joan A. Lee, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 12, 2014, as Document No. 612648, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South One-half of the Southwest Quarter (S 1/2 SW 1/4) of Section Ten (10), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 90:
Roger P. Hahn and Linda K. Hahn, husband and wife, as joint tenants
FA: 411799-286
PN: 19-001-0010
PID: 3235
Easements as created by that certain Wind Energy Easement Agreement dated November 13, 2013, by and between Roger P. Hahn and Linda K. Hahn, husband and wife as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21, 2014, as Document No. 610598, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
That part of the Northeast Quarter (NE 1/4) of Section 1, Township 104 North, Range 17 West, Mower County, Minnesota, described as follows:

Beginning at the northeast corner of said Northeast Quarter; thence South 00 degrees 43 minutes 12 seconds East, (Note: All bearings are in relationship with the Mower County Coordinate System NAD 83, Adjusted 1996) along the east line of said Northeast Quarter 718.86 feet to the north line of the South 1866.23 feet of said Northeast Quarter; thence South 88 degrees 55 minutes 22 seconds West, along said north line, 1539.68 feet to the east line of the West 1103.03 feet of said Northeast Quarter; thence North 00 degrees 40 minutes 07 seconds West along said east line, 734.54 feet to the north line of said Northeast Quarter; thence North 89 degrees 30 minutes 23 seconds East along said north line, 1539.00 feet to the point of beginning.

TRACT 91:
Daniel Arthur Linbo and Diane Linbo, husband and wife;
Rose Mortenson and Bruce Mortenson, husband and wife;
Kevin Linbo and Georgena Linbo, husband and wife;
Scott Linbo and Elizabeth Linbo, husband and wife;
Craig Linbo and Kari Linbo, husband and wife;
Melissa Achman and Timothy Achman, wife and husband;
Brett Linbo and Caliann Linbo, husband and wife; and
Tamara K. Goodman, Todd D. Linbo and Kirk A. Linbo as Trustees of the Linbo Family Irrevocable Trust dated December 26, 2006; Scott Linbo, Brett Linbo, Craig Linbo and Melissa Achman; Rose Marie Mortenson and Kevin Linbo, as their interest may appear of record
FA: 411799-017
PN: 17-010-0020
PID: 3394
Easements as created by that certain Wind Energy Easement Agreement dated June 4, 2014, by and between LaVaine H. Linbo, a widow, as to a life estate, and Tamara K. Goodman, Todd D. Linbo and Kirk A. Linbo as Trustees of the Linbo Family Irrevocable Trust dated December 26, 2006; Scott Linbo and Elizabeth Linbo, husband and wife, Brett Linbo and Caliann Linbo, husband and wife; Craig Linbo and Kari Linbo, husband and wife; Melissa Achman and Timothy Achman, wife and husband: Rose Marie Mortenson and Bruce Mortenson, wife and husband; and Kevin Linbo and Georgena Linbo, husband and wide, as to the remainder, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded June 13, 2014, as Document No. 613418, and that certain Ratification and Joinder to Wind Energy Easement Agreement and Memorandum of Easement Agreement, dated October 14, 2015, executed by Daniel Arthur Linbo and Diane Linbo, husband and wife, (“Joining Party”) and Tamara K. Goodman, Todd D. Linbo and Kirk A. Linbo as Trustees of the Linbo Family Irrevocable Trust dated December 26, 2006; Scott Linbo and Elizabeth Linbo, husband and wife, Brett and Caliann Linbo, husband and wife; Craig Linbo and Kari Linbo, husband and wife; Melissa Achman and Timothy Achman, wife and husband; Rose Marie Mortenson and Bruce Mortenson, wife and husband; and Kevin Linbo and Georgena Linbo, husband and wife (“Owners”), recorded November 6, 2015, as Document No. 623178, both in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.
LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
All that part of the Northeast Quarter (NE 1/4) and the Southeast Quarter (SE 1/4) of Section Ten (10), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; Except the following:

Commencing at the Northeast corner of the Northeast Quarter of Section 10, Township 104 North, Range 16 West; thence South 00 degrees 00 minutes 00 seconds East 1,619.75 feet on an assumed bearing, on the East line of said Quarter section; thence South 73 degrees 17 minutes 00 seconds West 523.36 feet; thence South 80 degrees 25 minutes 08 seconds West 1,159.25 feet; thence South 36 degrees 44 minutes 04 seconds West 175.51 feet; thence South 03 degrees 12 minutes 34 seconds West 908.96 feet; thence South 34 degrees 54 minutes 33 seconds West 250.27 feet; thence South 69 degrees 27 minutes 36 seconds West 160.81 feet; thence South 78 degrees 57 minutes 40 seconds West 548 feet, more or less, to a point on the West line of the Southeast Quarter of said Section 10; thence

Northerly 3,414.4 feet more or less, on the West line of said Southeast Quarter and the West line of said Northeast Quarter of Section 10, to the Northwest corner of said Northeast Quarter; thence Easterly 2,625.63 feet, on the North line of said Northeast Quarter, to the point of beginning;

And also except the following:

All that part of the Northeast Quarter (NE 1/4) of Section Ten (10), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:

Commencing at the Northeast corner of said Northeast Quarter of Section 10, Township 104 North, Range 16 West; thence South 00 degrees 00 minutes 00 seconds East 1,318.19 feet on an assumed bearing, on the East line of said Northeast Quarter, to the point of beginning; thence South 00 degrees 00 minutes 00 seconds East 70.00 feet on the East line of said Northeast Quarter; thence South 72 degrees 18 minutes 40 seconds West 1,439.38 feet; thence South 05 degrees 12 minutes 04 seconds East 90.61 feet; thence South 80 degrees 25 minutes 08 seconds West 442.60 feet; thence North 02 degrees 16 minutes 13 seconds East 479.77 feet; thence South 79 degrees 39 minutes 15 seconds East 393.31 feet; thence South 05 degrees 12 minutes 04 seconds East 177.57 feet; thence North 72 degrees 18 minutes 40 seconds East 1,445.88 feet, to the point of beginning.

TRACT 92:
Janice M. Marquardt
FA: 411799-062
PN: 17-011-0020
PID: 3450
Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013 ,by and between Janice M. Marquardt, a single woman, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014, as Document No. 610372, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Northwest Quarter (E 1/2 of NW 1/4) of Section 11, Township 104 North, Range 16 West, Mower County, Minnesota.

TRACT 93:
Leonard W. Westin as Trustee of the Leonard W. Westin Revocable Family Trust UTA dated June 23, 2004, as to an undivided 1/2 interest as tenant in common;
and
Vivien Westin as Trustee of the Vivien Westin Revocable Family Trust UTA dated June 23, 2004, as to an undivided 1/2 interest as tenant in common
FA: 411799-232
PN: 17-011-0040
PID: 3398
PID: 3399
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Leonard W. Westin as Trustee of the Leonard W. Westin Revocable Family Trust UTA dated June 23, 2004, as to an undivided 1/2 interest as tenant in common; and Vivien Westin as Trustee of the Vivien Westin Revocable Family Trust UTA dated June 23, 2004, as to an undivided 1/2 interest as tenant in common, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612085, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South Half (S 1/2) of Section 11, Township 104 North, Range 16 West, Mower County, Minnesota.

TRACT 94:
Jerome H. Lee and Joan Lee, husband and wife
FA: 411799-205
PN: 17-011-0010
PID: 3414

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Jerome H. Lee and Joan A. Lee, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 12, 2014, as Document No. 612648, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northeast Quarter (NE 1/4) of Section 11, Township 104, Range 16, Mower County, Minnesota.

TRACT 95: - Intentionally deleted

TRACT 96: - Intentionally deleted

TRACT 97: - Intentionally deleted

TRACT 98: - Intentionally deleted

TRACT 99: - Intentionally deleted

TRACT 100: - Intentionally deleted

TRACT 101: - Intentionally deleted

TRACT 102: - Intentionally deleted

TRACT 103:
DBTMK Limited Partnership
FA: 411799-216
PN: 14-012-0051(P2)
PID: 3412(P2)

Easements as created by that certain Wind Energy Easement Agreement dated March 3, 2014, by and between DBTMK limited Partnership, a Minnesota limited partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 12, 2014, as Document No. 612658, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 2:
The Southwest Quarter (SW 1/4) of Section 18, Township 104 North, Range 15 West, Mower County, Minnesota, EXCEPT commencing at the southwest corner of said Section 18; thence North 1525.00 feet along the west line of said Southwest Quarter to the point of beginning; thence East deflecting to the right 90 degrees 30 minutes 00 seconds 590.00 feet; thence North deflecting to the left 90 degrees 30 minutes 00 seconds 370.00 feet; thence West deflecting to the left 89 degrees 30 minutes 00 seconds 590.00 feet to said west line of the Southwest Quarter; thence South deflecting to the left 90 degrees 30 minutes 00 seconds 370.00 feet to the point of beginning.
TRACT 104: - Intentionally deleted

TRACT 105: - Intentionally deleted

TRACT 106: - Intentionally deleted

TRACT 107:
Jerome H. Lee and Joan A. Lee, husband and wife
FA: 411799-329
PN: 17-013-0055
PID: 3180

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Jerome H. Lee and Joan A. Lee, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 12, 2014, as Document No. 612648, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southeast Quarter (SE 1/4) of Section Thirteen (13), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Excepting therefrom the following described parcel of land:

A tract of land in the Southeast Quarter of the Southeast Quarter (SE 1/4 SE 1/4) of Section Thirteen (13), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:

Commencing at the Southeast corner of said Section 13; thence North 00 degrees 00 minutes 00 seconds East (assumed bearing) 740.00 feet along the East line of said Section 13 to the point of beginning; thence South 90 degrees 00 minutes 00 seconds West 645.00 feet; thence South 00 degrees 00 minutes 00 seconds West 120.00 feet; thence South 90 degrees 00 minutes 00 seconds West 325.00 feet; thence North 00 degrees 00 minutes 00 seconds East 445.00 feet; thence North 90 degrees 00 minutes 00 seconds East 325.00 feet; thence South 00 degrees 00 minutes 00 seconds West 275.00 feet; thence North 90 degrees 00 minutes 00 seconds East 645.00 feet to the East line of said Section 13; thence South 00 degrees 00 minutes 00 seconds West 50.00 feet to the point of beginning.

TRACT 108:
Brian A. Anderson
FA: 411799-258
PN: 19-024-0020
PID: 3266

Easements as created by that certain Wind Energy Easement Agreement dated April 25, 2014, by and between Brian A. Anderson, a single person, Pleasant Valley Wind, LLC, a Delaware limited liability company, and Brian A. Anderson as Personal Representative of the Estate of June R. Anderson, deceased, as evidenced by that certain Memorandum of Easement Agreement recorded June 3, 2014, as Document No. 613147, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northwest Quarter (NW 1/4) of Section 24, Township 104 North, Range 17 West, Mower County, Minnesota.

TRACT 109:

Thomas S. Anderson
FA: 411799-259
PN: 19-024-0035
PN: 17-019-0031
PN: 17-019-0030
PID: 3264
PID: 3265

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Thomas S. Anderson, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 12, 2014, as Document No. 612652, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Half of the Northeast Quarter (W 1/2 of NE 1/4) and the Northwest Quarter of the Southeast Quarter (NW 1/4 of SE 1/4) of Section 24, Township 104 North, Range 17 West, Mower County, Minnesota;

AND

The Southwest Quarter of the Northwest Quarter (SW 1/4 of NW 1/4) of Section 19, Township 104 North, Range 16 West, Mower County, Minnesota;

AND

The Northwest Quarter of the Southwest Quarter (NW 1/4 of SW 1/4) of Section 19, Township 104 North, Range 16 West, Mower County, Minnesota;

EXCEPT that part of said Northwest Quarter of the Southwest Quarter described as follows: Commencing at the northwest corner of said Quarter Quarter Section; thence South 00 degrees 24 minutes 14 seconds East, assumed bearing, along the west line thereof, 1093.78 feet; thence East, 1137.90 feet for the point of beginning; thence continue East, 10.00 feet to the east line of said Quarter Quarter Section, thence North 00 degrees 32 minutes 21 seconds West, along said east line, 70.00 feet; thence West, 10.00 feet; thence South 00 degrees 32 minutes 21 seconds East, 70.00 feet to the point of beginning.

TRACT 110:
Thomas S. Anderson
FA: 411799-260
PN: 19-024-0030
PID: 3263

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Thomas S. Anderson, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 12, 2014, as Document No. 612652, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Northeast Quarter (E 1/2 of NE 1/4) of Section 24, Township 104 North, Range 17 West, Mower County, Minnesota.

TRACT 111:
Wayne Diekrager
FA: 411799-351
PN: 17-019-0010(P1)
PN: 17-019-0020(P2)
PID: 3583
PID: 3584
PID: 3585

Easements as created by that certain Wind Energy Easement Agreement dated April 11, 2014, by and between Wayne A.

Diekrager and Marion L. Diekrager, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612488, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:
The Southeast Quarter (SE 1/4) of Section Nineteen (19), Township One Hundred Four (104) North, of Range Sixteen (16) West, Mower County Minnesota.

Parcel 2:
The railroad right-of-way in said Southeast Quarter (SE 1/4) of Section Nineteen (19),Township One Hundred Four (104) North, of Range Sixteen (16) West, more correctly and accurately described as follows:

That railroad right-of-way of the Chicago & North Western Transportation Company running across the NE 1/4 of the SW 1/4 of Section 19, AND running across the SE 1/4 of Section 19, all in Township 104 North, Range 16 West, in Mower County, Minnesota.

TRACT 112: - Intentionally deleted

TRACT 113:
Norbert F. Eggert, subject to the life estate interest of Erika Eggert, a widowed woman
FA: 411799-268
PN: 17-020-0051
PID: 3254
Easements as created by that certain Wind Energy Easement Agreement dated January 15, 2014, by and between Erika Eggert, a widowed woman, as to a life estate and Norbert F. Eggert, a single person, as to the remainder, and Pleasant Valley Wind, LLC, a

Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 10, 2014, as Document No. 610958, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the East Half of the Northwest Quarter (E1/2 E1/2 NW1/4), and the West Half of the Northeast Quarter (W1/2 NE1/4), all in Section Twenty (20), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; Excepting therefrom the following described parcel of land:

The East 150 feet of the North 535 feet of the East Half of the Northwest Quarter of Section 20, Township 104 North, Range 16 West, Mower County, Minnesota, and the West 664.20 feet of the North 535 feet of the West Half of the Northeast Quarter of Section 20, Township 104 North, Range 16 West, Mower County, Minnesota.

TRACT 114:
Wayne Diekrager
FA: 411799-334
PN: 17-020-0031
PID: 3586

Easements as created by that certain Wind Energy Easement Agreement dated April 11, 2014, by and between Wayne A. Diekrager and Marion L. Diekrager, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612488, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The Southwest Quarter (SW 1/4) of Section Twenty (20), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Except that portion described as follows:

A part of the Southwest Quarter of the Southwest Quarter (SW 1/4 SW 1/4) of Section Twenty (20), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:

Commencing at the Southwest corner of the Southwest Quarter of said Section 20; thence North 00 degrees 00 minutes 00 seconds East (Assumed bearing) along the West line of said Southwest Quarter for a distance of 266.23 feet to the point of beginning; thence continue North 00 degrees 00 minutes 00 seconds East along said West line for a distance of 289.00 feet; thence North 89 degrees 55 minutes 49 seconds East for a distance of 764.39 feet; thence South 00 degrees 02 minutes 34 seconds West for a distance of 228.10 feet; thence North 89 degrees 57 minutes 26 seconds West for a distance of 414.27 feet; thence Southwesterly along a non-tangential curve, concave Northwesterly, radius of 61.00 feet, central angle of 89 degrees 43 minutes 19 seconds, for an arc distance of 95.52 feet, chord bearing of South 44 degrees 54 minutes 13 seconds West; thence South 89 degrees 45 minutes 53 seconds West for a distance of 289.20 feet to the point of beginning.

TRACT 115:
Nolan Schlichter, as to Parcel 1;
Eric Schlichter, as to Parcel 2;
Jeffrey Schlichter, as to Parcel 3; Schlichter Farms, FLP a Family Limited Partnership, as to Parcel 4
FA: 411799-223
PN: 17-020-0013(P1)
PN: 17-020-0014(P2)
PN: 17-020-0010(P3)
PN: 17-027-0015(P4)
PID: 3410
PID: 3409
Easements as created by that certain Wind Energy Easement Agreement dated March 4, 2014, by and between Nolan Schlichter and Cynthia L. Schlichter, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April

16, 2014, as Document No. 612077, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 1 herein described; and
Easements as created by that certain Wind Energy Easement Agreement dated March 4, 2014, by and between Jeffrey Schlichter, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612079, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 3 herein described; and
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Eric Schlichter and Michelle Marie Schlichter, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612076, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 2 herein described; and
Easements as created by that certain Wind Energy Easement Agreement dated March 4, 2014, by and between Norbert J. Schlichter and Shauna J. Schlichter, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612078, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 4 herein described.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

That part of the Southeast Quarter (SE 1/4) of Section Twenty (20), Township One Hundred Four (104) North, Range Sixteen

(16) West of the 5th P.M., Mower County, Minnesota, described as follows:

Commencing at the Southeast corner of said Southeast Quarter of Section 20;
thence West along the South line of said Section 20 for a distance of 2002.00 feet to the point of beginning, which point is also the Southwest corner of that certain tract of land conveyed in Document 526914;
thence North, parallel to the East line of said Section 20 a distance of 544.5 feet;
thence East, parallel to the South line of said Section 20 a distance of 139.00 feet;
thence North, parallel to the East line of said Section 20, to a point on the North line of said Southeast Quarter 872.00 feet East of the Northwest corner of the Southeast Quarter;
thence West along the North line of said Southeast Quarter to the Northwest corner of the Southeast Quarter;
thence South along the West line of said Southeast Quarter to the Southwest corner of the Southeast Quarter;
thence East along the South line of said Section 20 to the point of beginning, and there terminating.

Parcel 2:

The East 900 feet of the Southeast Quarter (SE 1/4) of Section Twenty (20), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Except the South 241 feet of the East 241 feet of the Southeast Quarter of said Section 20.

Parcel 3:

That Southeast Quarter (SE 1/4) of Section Twenty (20), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Except the following four exception parcels:

Exception Parcel 1:
The East 900 feet of the Southeast Quarter of Section Twenty (20).

Exception Parcel 2:
That part of the Southeast Quarter (SE 1/4) of Section Twenty (20), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:

Commencing at the Southeast corner of said Southeast Quarter of Section 20;
thence West along the South line of said Section 20 for a distance of 2002.00 feet to the point of beginning, which point is also the Southwest corner of that certain tract of land conveyed in Document 526914;
thence North, parallel to the East line of said Section 20 a distance of 544.5 feet;
thence East, parallel to the South line of said Section 20 a distance of 139.00 feet;
thence North, parallel to the East line of said Section 20, to a point on the North line of said Southeast Quarter 872.00 feet East of the Northwest corner of the Southeast Quarter;
thence West along the North line of said Southeast Quarter to the Northwest corner of the Southeast Quarter;

thence South along the West line of said Southeast Quarter to the Southwest corner of the Southeast Quarter;
thence East along the South line of said Section 20 to the point of beginning, and there terminating.

Exception Parcel 3:
Commencing at the Southeast corner of said Southeast Quarter of Section 20; thence West along the South line of said Section 20 for a distance of 1,602.00 feet to the point of beginning; thence North parallel to the East line of said Section 20 for a distance of 544.5 feet; thence West parallel to the South line of said Section 20 for a distance of 400.00 feet; thence South parallel to the East line of said Section 20 for a distance of 544.5 feet to the South line of said Section 20; thence East along the South line of said Section 20 for a distance of 400.00 feet to the point of beginning, and there terminating.

Exception Parcel 4:
Commencing at the Southeast corner of said Southeast Quarter of Section 20; thence West along the South line of said Section 20 for a distance of 1,602.00 feet to the point of beginning; thence North parallel to the East line of said Section 20 for a distance of 362.00 feet; thence East parallel to the South line of said Section 20 for a distance of 600.00 feet; thence South parallel to the East line of said Section 20 for a distance of 362.00 feet to the South line of said Section 20; thence West along the South line of said Section 20 for a distance of 600.00 feet to the point of beginning, and there terminating.
Parcel 4:
The West Half of the Southwest Quarter (W 1/2 SW 1/4) of Section Twenty-seven (27), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 116:
Paul M. Gunneson and Beverly Powers
FA: 411799-283
PN: 17-021-0010
PID: 3237

Easements as created by that certain Wind Energy Easement Agreement dated January 21, 2013 ,by and between Paul M. Gunneson and Stormy Gunneson, husband and wife, and Beverly Powers and Roger Powers, wife and husband, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 7, 2014, as Document No. 610602, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South Half of the Northeast Quarter (S 1/2 NE 1/4) of Section Twenty-one (21), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 117:
G. Daniel Gildemeister, as to an undivided 55% interest;
Tracy A. Gildemeister, as to an undivided 15% interest;
Adam D. Gildemeister, as to an undivided 15% interest;
Molly M. Gildemeister, as to an undivided 15% interest
FA: 411799-278
PN: 17-022-0021
PID: 3242

Easements as created by that certain Wind Energy Easement Agreement dated March 11, 2014, by and between G. Daniel Gildemeister and Mary Gildemeister, a married couple, as to an undivided 55% interest; Tracy Schnell f/k/a Tracy A. Gildemeister, and Steve Schnell, a married couple, as to an undivided 15% interest; Adam D. Gildemeister and Stephanie Gildemeister, a married couple, as to an undivided 15% interest; and Molly M. Sorensen, f/k/a Molly M. Gildemeister, and Chris Sorensen, wife and husband, as to an undivided 15% interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612509, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South Half (S1/2) of Section Twenty-two (22), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; Excepting therefrom the following described parcel of land:

That part of the Southeast Quarter (SE1/4) of Section Twenty-two (22), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:
Commencing at the Southeast corner of said Southeast Quarter of Section 22; thence North 0 degrees 00 minutes 00 seconds (for purposes of this description bearings are assumed), a distance of 1,500.00 feet; thence North 89 degrees 24 minutes 07 seconds West, 1,184.07 feet to the point of beginning of the tract to be herein described; thence North 0 degrees 00 minutes 00 seconds a distance of 301.45 feet; thence North 90 degrees 00 minutes 00 seconds West, 292.47 feet; thence South 0 degrees 00 minutes 00 seconds a distance of 547.86 feet; thence North 90 degrees 00 minutes 00 seconds East, 187.57 feet; thence North 0 degrees 00 minutes 00 seconds a distance of 247.51 feet; thence South 89 degrees 24 minutes 07 seconds East, 104.91 feet to the point of beginning.

TRACT 118:
Doris N. Kiser as Trustee of the Doris N. Kiser Revocable Living Trust Agreement dated August 10, 1992, as to an undivided one-half interest; and
Kaye F. Ellingson (married to Stuart Ellingson), Karen D. Kennedy (married to James Kennedy), LuAnn A. Basirico (married to Joseph Basirico) and John B. Kiser, Jr. (married to Joanne D. Kiser); subject to the life estate interest of Doris N. Kiser, as to an undivided one-half interest
FA: 411799-297
PN: 17-030-0025(P1)
PN: 17-031-0060(P2)
PID: 3221
PID: 3220

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Doris N. Kiser, as Trustee of the Doris No. Kiser Revocable Living Trust Agreement dated August 10, 1992, as to an undivided one half interest, and Doris N. Kiser, as to a life estate and Kaye F. Ellingson and Stuart Ellingson, wife and husband, Karen D. Kennedy and James Kennedy, wife and husband, LuAnn A. Basirico and Joseph Basirico, wife and husband, and John B. Kiser, Jr. and Joanne D. Kiser, husband and wife, as to the remainder, as to an undivided one half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612499, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:
The Southwest Quarter (SW 1/4) of Section 30, Township 104 North, Range 16 West, Mower County, Minnesota, EXCEPT the following described parcel: Commencing at the Southeast corner of the Southwest Quarter of said Section 30; thence North 90 degrees 00 minutes 00 seconds West a distance of 490.14, on an assumed bearing on the South line of said Southwest Quarter, to the point of beginning; thence North 90 degrees 00 minutes 00 seconds West a distance of 640.00 feet, on the South line of said Southwest Quarter; thence North 00 degrees 00 minutes 00 seconds East a distance of 680.63 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 640.00 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 680.63 feet, to the point of beginning.
PARCEL 2:
The East Half of the Northwest Quarter (E 1/2 of NW 1/4) of Section 31, Township 104 North, Range 16 West, Mower County, Minnesota.

TRACT 119:
John B. Kiser, Jr. and Joanne D. Kiser, as joint tenants
FA: 411799-298
PN: 17-030-0020
PID: 3219
Easements as created by that certain Wind Energy Easement Agreement dated January 2, 2014, by and between John B. Kiser, Jr. and Joanne D. Kiser, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 10, 2014, as Document No. 610960, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
All that part of the Southeast Quarter of the Southwest Quarter (SE 1/4 of SW 1/4) of Section 30, Township 104 North, Range 16 West, Mower County, Minnesota, described as follows: Commencing at the Southeast corner of the Southwest Quarter of said Section 30; thence North 90 degrees 00 minutes 00 seconds West a distance of 490.14, on an assumed bearing on the South line of said Southwest Quarter, to the point of beginning; thence North 90 degrees 00 minutes 00 seconds West a distance of 640.00 feet, on the South line of said Southwest Quarter; thence North 00 degrees 00 minutes 00 seconds East a distance of 680.63 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 640.00 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 680.63 feet, to the point of beginning.

TRACT 120:
LaVerne E. Kehret, as Trustee of the LaVerne E. Kehret Revocable Living Trust Agreement Dated February 19, 2009, as to an undivided 1/2 interest,
And
Virginia E. Kehret, as Trustee of the Virginia E. Kehret Revocable Living Trust Agreement Dated February 19, 2009, as to an undivided 1/2 interest
FA: 411799-295
PN: 17-029-0050
PID: 3223
Easements as created by that certain Wind Energy Easement Agreement dated January 15, 2014, by and between LaVerne E. Kehret, as Trustee of the LaVerne E. Kehret Revocable Living Trust Agreement Dated February 19, 2009, as to an undivided one half interest, and Virginia E. Kehret, as Trustee of the Virginia E. Kehret Revocable Living Trust Agreement Dated February 19, 2009, as to an undivided one half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 10, 2014, as Document No. 610947, in the records of Dodge County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Southwest Quarter (E 1/2 SW 1/4) of Section Twenty-nine (29) and all that part of the Southwest Quarter of the Southwest Quarter of Section Twenty-nine (29), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:
Commencing at the Southeast corner of the Southwest Quarter of the Southwest Quarter of said Section 29; thence North 01 degrees 01 minutes 56 seconds West a distance of 1,318.78 feet, on an assumed bearing on the East line of said Southwest Quarter of the Southwest Quarter to the Northeast corner thereof; thence South 89 degrees 25 minutes 25 seconds West a distance of 717.19 feet, on the North line of said Southwest Quarter of the Southwest Quarter, to a point on the Northeasterly right-of-way line of the Chicago & Northwestern Railroad (now abandoned); thence South 26 degrees 41 minutes 28 seconds East a distance of 1,468.68 feet, on the Northeasterly right-of-way line of said Chicago & Northwestern Railroad, to a point on the South line of said Southwest Quarter of the Southwest Quarter; thence North 89 degrees 29 minutes 29 seconds East a distance of 81.22 feet, on the South line of said Southwest Quarter of the Southwest Quarter, to the point of beginning.

TRACT 121:
Robert Follett, Trustee of the Robert and Jean M. Follett 1991 Living Trust Agreement-Credit Trust
FA: 411799-044
PN: 17-029-0010(P1)
PN: 17-029-0030(P2)
PID: 3470
PID: 3471

Easements as created by that certain Wind Energy Easement Agreement dated March 31, 2014, by and between Robert Follett, Trustee of the Robert and Jean M. Follett 1991 Living Trust Agreement-Credit Trust, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612171, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The North 50 acres of the Northeast Quarter of Section Twenty-nine (29), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

The South 50 acres of the North 100 acres of the Northeast Quarter of Section Twenty-nine (29), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 122:
Frontier Bank Trust Department, as Successor Trustee of the Charles D. Riter Trust, created under the Last Will and Testament of Charles D. Riter
FA: 411799-045
PN: 17-029-0020(P1)
PN: 17-029-0060(P2)
PID: 3468
PID: 3469
Easements as created by that certain Wind Energy Easement Agreement by and between Frontier Bank Trust Department as Successor Trustee of the Charles D. Riter Trust, created under the Last Will and Testament of Charles D. Riter, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 12, 2014, as Document No. 612656, in the records of Mower County, Minnesota, and that certain First Amendment to Wind Energy Easement Agreement effective April 25, 2014, as evidenced by that certain Amended Memorandum of Easement Agreement recorded June 19, 2014, as Document No. 613579, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreements and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:
The Northeast Quarter of Section Twenty-nine (29), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M. EXCEPT the North 100 acres of the Northeast Quarter (NE¼) of Section 29, Township 104 North, Range 16 West of the 5th P.M. Mower County, Minnesota.
Parcel 2:
The East Half of the Southeast Quarter of Section Twenty-nine (29), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 123:
Bernhard Farms, Inc., an Iowa corporation
FA: 411799-067
PN: 17-029-0041(P1)
PN: 17-032-0010(P2)
PID: 3445
PID: 3444

Easements as created by that certain Wind Energy Easement Agreement dated March 11, 2014, by and between Bernhard Farms, Inc., an Iowa corporation and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612535, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:
The West Half of the Southeast Quarter (W 1/2 of SE 1/4) of Section 29, Township 104 North, Range 16 West of the 5th P.M., Mower County, Minnesota; EXCEPT the West 257 feet of the South 484 feet thereof.

PARCEL 2:
The Northeast Quarter (NE 1/4) of Section 32, Township 104 North, Range 16 West, Mower County, Minnesota, EXCEPT that part described as follows: Beginning at the Northeast corner of said Section 32; thence West 10 rods, thence South 10 rods, thence East 10 rods, thence North 10 rods to the place of beginning.

TRACT 124: - Intentionally deleted

TRACT 125:
Terry L. Schnirring, Trustee of the Eva L. Schnirring Trust dated October 27, 2006
FA: 411799-395
PN: 17-028-0051
PID: 3699
Easements as created by that certain Wind Energy Easement Agreement dated February 26, 2014, by and between Terry L. Schnirring, as Trustee of the Eva Schnirring Trust dated October 27, 2006, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611656, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southeast Quarter of the Northwest Quarter (SE 1/4 of NW 1/4), and the East One-half of the Southwest Quarter (E 1/2 of SW 1/4) of Section Twenty-eight (28), Township One Hundred Four (104), Range Sixteen (16) West, Except: Commencing at the Southeast corner of the SW 1/4, of said Section 28; thence West a distance of 443.0 feet, on the south line of said SW 1/4 to the point of beginning; thence North a distance of 383.0 feet, at a right angle; thence West a distance of 523.0 feet, at a right angle; thence South a distance of 383.0 feet at a right angle, to a point on the south line of said SW 1/4; thence East a distance of 523.0 feet, on the south line of said SW 1/4, to the point of beginning, Mower County, Minnesota.

TRACT 126:
Terry Pries, Kristi Maiers, Tammie Unverzagt and Wendy Landherr, as to Parcels 1 and 3;
And
Darell Pries as Trustee of the Darell Pries Revocable Family Trust UTA dated May 19, 2005 and Sharon L. Pries as Trustee of the Sharon L. Pries Revocable Family Trust UTA dated May 19, 2005, as Tenants in Common, as to Parcel 2
FA: 411799-042
PN: 17-033-0015(P1)
PN: 17-033-0010(P2)
PN: 17-028-0010, PN: 17-028-0030(P3)
PID: 3472(P1&P2)
PID: 3473(P3)
Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Terry Pries, a widower, Kristi Maiers and Randy Maiers, husband and wife, Tammie Unverzagt and Chris Unverzagt, husband and wife, and Wendy Landherr and Brian Landherr, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612103, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcels 1 and 3 herein described, and
Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Darell Pries as Trustee of the Darell Pries Revocable Family Trust UTA dated May 19, 2005 and Sharon L. Pries as Trustee of the Sharon L. Pries Revocable Family Trust UTA dated May 19, 2005, as tenants in common, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612102, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 2 herein described.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:

The South Half of the Northeast Quarter (S1/2 NE 1/4) of Section 33, Township 104 North, Range 16 West, Mower County, Minnesota.

PARCEL 2:
The North Half of the Northeast Quarter (N1/2 NE 1/4) of Section 33, Township 104 North, Range 16 West, Mower County, Minnesota.

PARCEL 3:
The Southeast Quarter (SE 1/4) of Section 28, Township 104 North, Range 16 West, Mower County, Minnesota.

TRACT 127:
Wendell W. Schiesher, as Trustee of the Wendell W. Schiesher Revocable Living Trust Agreement Dated March 7, 2000, as to an undivided 1/2 interest,
And
Marjorie L. Schiesher, as Trustee of the Marjorie L. Schiesher Revocable Living Trust Agreement Dated March 7, 2000, as to an undivided 1/2 interest, as to Parcel 1;
Ross E. Turner, as to Parcel 2
FA: 411799-039
PN: 17-027-0031(P1)
PN: 17-027-0030(P2)
PID: 3474
Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between Wendell W. Schiesher, as Trustee of the Wendell W. Schiesher Revocable Living Trust Agreement Dated March 7, 2000, as to an undivided ½ interest, and Marjorie L. Schiesher, as Trustee of the Marjorie L. Schiesher Revocable Living Trust Agreement dated March 7, 2000, as to an undivided ½ interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014, as Document No. 610368, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:
The North Half of Section Twenty-seven (27), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Except, a tract of land in the Southeast Quarter of the Northeast Quarter of Section 27, Township 104 North, Range 16 West, Mower County, Minnesota described as follows:

Commencing at the Northeast corner of said Section 27; thence South 00˚00’00” West (Assumed bearing) 1795.00 feet along the East line of said Section 27 to the point of beginning; thence continuing South 00˚00’00” West along said East line 525.00 feet; thence North 89˚07’00” West 830.00 feet; thence North 00˚00’00” East 525.00 feet; thence South 89˚07’00” East 830.00 feet to the point of beginning.

Parcel 2:

A tract of land in the Southeast Quarter of the Northeast Quarter of Section 27, Township 104 North, Range 16 West, Mower County, Minnesota described as follows:

Commencing at the Northeast corner of said Section 27; thence South 00˚00’00” West (Assumed bearing) 1795.00 feet along the East line of said Section 27 to the point of beginning; thence continuing South 00˚00’00” West along said East line 525.00 feet; thence North 89˚07’00” West 830.00 feet; thence North 00˚00’00” East 525.00 feet; thence South 89˚07’00” East 830.00 feet to the point of beginning.

TRACT 128:
Elaine M. Taylor, as trustee of the Clovious Dale Taylor and Elaine M. Taylor Revocable Family Trust UTA dated February 18, 2002 (Survivor's Subtrust); as to an undivided one-half interest, and Steven C. Taylor, as trustee of the Clovious Dale Taylor and Elaine M. Taylor Revocable Family Trust (Decedent's Subtrust); as to an undivided one-half interest
FA: 411799-315
PN: 17-027-0010
PN: 17-027-0025
PID: 3196
Easements as created by that certain Wind Energy Easement Agreement dated February 12, 2014, by and between Elaine M. Taylor, as trustee of the Clovious Dale Taylor and Elaine M. Taylor Revocable Family Trust UTA dated February 18, 2002 (Survivor’s

Subtrust) as to an undivided one-half interest, and Steven C. Taylor, as trustee of the Clovious Dale Taylor and Elaine M. Taylor Revocable Family Trust (Decedent’s Subtrust) as to an undivided one-half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611676, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.
LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Southwest Quarter (E 1/2 of SW 1/4) and the Southeast Quarter (SE 1/4) all in Section 27, Township 104 North, Range 16 West, Mower County, Minnesota, less and excepting a tract of land in the Southwest Quarter of the Southeast Quarter of said Section 27, described as follows:

Commencing at the Southwest corner of said Southeast Quarter thence East on the south line of said Southeast Quarter a distance of 25.00 feet to the point of beginning; thence continuing East along said south line 250.00 feet; thence North perpendicular to said south line 260.00 feet; thence West parallel to said south line 250.00 feet; thence South perpendicular to said south line 260.00 feet to the point of beginning.

TRACT 129: - Intentionally deleted

TRACT 130:
Larry J. Brown and Patricia L. Brown, husband and wife as Joint Tenants
FA: 411799-346
PN: 19-036-0050
PID: 3730

Easements as created by that certain Wind Energy Easement Agreement dated January 7, 2014, by and between, Larry J. Brown and Patricia L. Brown, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21, 2014, as Document No. 610600, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half of the Northeast Quarter (N 1/2 of the NE 1/4), Section Thirty-six (36), Township One Hundred Four (104) North, Range Seventeen (17), West of the 5th P.M., Mower County, Minnesota.

TRACT 131:
Terry Wangen, as Trustee of the Terry Wangen Revocable Family Trust UTA dated February 20, 2013 and Kathleen Wangen as Trustee of the Kathleen Wangen Revocable Family Trust UTA dated February 20, 2013
FA: 411799-049
PN: 19-036-0040
PID: 3464

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, and as amended by Amendment to Wind Energy Easement Agreement, dated March 3, 2014, by and between Miriam H. Wangen, a single person, as to a life estate, and Terry Wangen, as Trustee of the Terry Wangen Revocable Family Trust UTA dated February 20, 2013, and Kathleen Wangen, as Trustee of the Kathleen Wangen Revocable Family Trust UTA dated February 20, 2013, as to the remainder, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612196, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South Half of the Northwest Quarter (S 1/2 NW 1/4) and the South Half of the Northeast Quarter (S 1/2 NE 1/4) of Section Thirty-six (36), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota, Excepting therefrom the following described parcel:

Commencing at the Southwest corner of the North Half of Section Thirty-six (36), Township One Hundred Four (104)

North, Range Seventeen (17) West; thence North a distance of 585.88 feet to the place of beginning; thence East a distance of 317 feet; thence North a distance of 206.12 feet; thence West a distance of 317 feet; thence South 206.12 feet to the point of beginning.

TRACT 132:
Keith Gillette and Charlotte Gillette, husband and wife, as to fee simple interest
FA: 411799-038
PN: 19-036-0011
PN: 19-036-0012
PID: 3476
PID: 3475
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Keith L. Gillette and Charlotte A. Gillette, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611800, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Southeast Quarter (E 1/2 SE 1/4) of Section Thirty-six (36), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

The West Half of the Southeast Quarter (W 1/2 SE 1/4) and the East Half of the Southwest Quarter (E 1/2 SW 1/4) of Section Thirty-six (36), Township One Hundred Four (104) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota; Excepting therefrom the following described parcel of land:

All that part of the West Half of the Southeast Quarter of Section Thirty-six (36), Township One Hundred Four (104) North,

Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota, described as follows:
Commencing at the Southwest corner of the Southeast Quarter of said Section 36; thence North 89 degrees 41 minutes 01 seconds East a distance of 362.00 feet, on an assumed bearing on the South line of said Southeast Quarter to the point of beginning; thence North 00 degrees 43 minutes 29 seconds East a distance of 290.67 feet; thence South 89 degrees 05 minutes 48 seconds West a distance of 143.28 feet; thence North 01 degrees 52 minutes 20 seconds West a distance of 212.04 feet; thence North 87 degrees 13 minutes 16 seconds East a distance of 320.06 feet; thence South 00 degrees 25 minutes 34 seconds East a distance of 514.88 feet, to a point on the South line of said Southeast Quarter; thence South 89 degrees 41 minutes 01 seconds West a distance of 177.00 feet, to the point of beginning.

TRACT 133:
Vance S. Larson, as Trustee of the Vance S. Larson Revocable Living Trust
FA: 411799-362
PN: 17-031-0015
PID: 3715
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Vance S. Larson and Lynette K. Larson, Trustees of the Vance and Lynette Larson Revocable Trust Dated March 8, 2007, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612098, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northeast Quarter of Section 31, Township 104 North, Range 16 West of the 5th P.M., less three acres for Church and Cemetery in the Northeast corner of the said Northeast Quarter, Mower County, Minnesota, and excepting therefrom the South 515 feet of the East 672 feet of the Southeast Quarter of the Northeast Quarter of said Section 31.

TRACT 134:

Hagg Partners, LLP, a Minnesota limited liability partnership
FA: 411799-046
PN: 17-031-0020
PN: 17-031-0025
PID: 3467

Easements as created by that certain Wind Energy Easement Agreement dated June 6, 2014, by and between Hagg Partners, LLP, a Minnesota limited liability partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded June 18, 2014, as Document No. 613509, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Half of the Southeast Quarter (W 1/2 SE 1/4) and the East Half of the Southwest Quarter (E 1/2 SW 1/4) all in Section Thirty-one (31), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 135:
Leonard E. Darnell and Darlene M. Darnell, as Trustees of the Leonard E. Darnell Revocable Trust Under Agreement dated March 18, 2002, as to an undivided one half interest,
And
Darlene M. Darnell and Leonard E. Darnell, as Trustees of the Darlene M. Darnell Revocable Trust Under Agreement dated March 18, 2002, as to an undivided one half interest
FA: 411799-012
PN: 05-005-0041(P1)
PN: 05-005-0015(P2)
PN: 17-032-0021(P3)
PID: 3333(P1)
PID: 3334, PID: 3963, PID: 3958, PID: 3960(P2)
PID: 3501(P3)
Easements as created by that certain Wind Energy Easement Agreement dated November 26, 2013, by and between, Leonard E. Darnell and Darlene M. Darnell, as Trustees of the Leonard E. Darnell Revocable Trust Under Agreement dated March 18, 2002, as to an undivided one half interest, and Darlene M. Darnell and

Leonard E. Darnell, as Trustees of the Darlene M. Darnell Revocable Trust Under Agreement dated March 18, 2002, as to an undivided one half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014, as Document No. 610343, in the records of Mower County, Minnesota, and that certain Amendment to Wind Energy Easement Agreement effective November 26, 2034, as evidenced by that certain Amended Memorandum of easement Agreement recorded June 20, 2014, as Document No.613608, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreements and subject to provisions contained in the agreement which limit the right of possession.
LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

All that part of the Southwest Quarter of Section 5, Township 103 North, Range 16 West of the 5th Principal Meridian, Mower County, Minnesota, lying north of the following described line:
Commencing from the southwest corner of said Southwest Quarter; thence North 00 degrees 58 minutes 26 seconds West, along the west line of said Southwest Quarter, a distance of 1005.46 feet to the Point of Beginning of the line to be described; thence North 89 degrees 21 minutes 08 seconds East, a distance of 2669.33 feet to the east line of said Southwest Quarter and Point of Termination of said line.
Except the following:
Commencing from the southwest corner of said Southwest Quarter; thence North 00 degrees 58 minutes 26 seconds West, along the west line of said Southwest Quarter, a distance of 1005.46 feet to the Point of Beginning; thence North 89 degrees 21 minutes 08 seconds East, a distance of 465.00 feet; thence North 00 degrees 58 minutes 26 seconds West, a distance of 560.00 feet; thence South 89 degrees 21 minutes 08 seconds West, a distance of 465.00 feet to the west line of said Southwest Quarter; thence South 00 degrees 58 minutes 26 seconds East, along said west line, a distance of 560.00 feet to the Point of Beginning.

Parcel 2:

The West Half of the Northwest Quarter (W 1/2 NW 1/4) of Section Five (5), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

And

The North 3/4 of the Northeast Quarter of Section Five (5), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M.; Excepting therefrom the North 525 feet of the West 150 feet of the West Half of the Northeast Quarter of said Section 5, all in Mower County, Minnesota.

Parcel 3:

All that part of the Northwest Quarter of Section Thirty-two (32), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, lying and being West of the right of way of the Chicago Great Western Railroad; Except the following described premises:

Commencing at the Northwest corner of Section 32, Township 104 North, Range 16 West; thence South 00 degrees 00 minutes 00 seconds West, assumed bearing, 133.0 feet along the West line of said Section 32 to the point of beginning of the tract to be described herein; thence North 90 degrees 00 minutes 00 seconds East 257.00 feet; thence South 00 degrees 00 minutes 00 seconds West 847.00 feet parallel to the West line of Section 32; thence South 90 degrees 00 minutes 00 seconds West 257.00 feet to a point on said West line of Section 32; thence North 00 degrees 00 minutes 00 seconds East 847.00 feet along said West line also being the center of a public roadway, to the point of beginning.

TRACT 136:
Neal D. Anderson
FA: 411799-335
PN: 17-032-0035
PID: 3710

Easements as created by that certain Wind Energy Easement Agreement dated February 18, 2014, by and between Neal D. Anderson, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 16, 2014, as Document No. 612792, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
All that part of the Northwest Quarter Section Thirty-two (32), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:

Commencing at the Northwest corner of the Northwest Quarter of said Section 32;
thence North 89 degrees 29 minutes 29 seconds East a distance of 1252.30 feet, on an assumed bearing on the North line of said Northwest Quarter, to a point on the Easterly right-of-way line of the former Chicago & Northwestern Railroad (now abandoned);
thence North 89 degrees 29 minutes 29 seconds East a distance of 773.04 feet, on the North line of said Northwest Quarter to the point of beginning;
thence South 00 degrees 43 minutes 10 seconds East a distance of 1584.11 feet, on a line parallel with the East line of said Northwest Quarter, to a point on the Easterly right-of-way line of said former Chicago & Northwestern Railroad (now abandoned);
thence South 26 degrees 41 minutes 28 seconds East a distance of 1192.28 feet, on the Easterly right-of-way line of said Railroad, to a point on the South line of said Northwest Quarter;

thence North 89 degrees 28 minutes 00 seconds East a distance of 119.58 feet, on the South line of said Northwest Quarter, to the Southeast corner thereof;
thence North 00 degrees 43 minutes 10 seconds West a distance of 2654.01 feet, on the East line of said Northwest Quarter, to the Northeast Quarter thereof;
thence South 89 degrees 29 minutes 29 seconds West a distance of 641.71 feet, on the North line of said Northwest Quarter, to the point of beginning.

TRACT 137:
The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, an undivided one-half interest;
And
Alan Tapp, Norman Tapp, Linda Tapp, Daniel Tapp and Sandra Daily, as tenants in common, an undivided one-half interest
FA: 411799380A
PN: 17-032-0050
PID: 3735

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, as to an undivided one-half interest, and Alan D. Tapp, a single person, Norman D. Tapp and Kelly L. Tapp, husband and wife, Linda Tapp, a single person, Daniel L. Tapp and Darcy Drake-Tapp, husband and wife, and Sandra Daily and Donald Daily, wife and husband, as to an undivided one-half interest, as tenants in common and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612379, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southwest Quarter (SW 1/4) of Section Thirty-two (32), Township One Hundred Four (104) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 138:

Gregory T. Bernhard (married to Colleen Bernhard), Gary E. Bernhard (married to Lisa Bernhard), Guy R. Bernhard (married to Lynnette Bernhard), and William L. Bernhard (married to Mary Bernhard)
FA: 411799-065
PN: 17-033-0020
PID: 3446
PID: 3447
Easements as created by that certain Wind Energy Easement Agreement dated February 27, 2014, by and between Gregory T. Bernhard and Colleen Bernhard, husband and wife, Gary E. Bernard and Lisa Bernhard, husband and wife, Guy R. Bernhard and Lynette Bernhard, husband and wife, and William L. Bernhard and Mary Bernhard, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612072, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northwest Quarter of Section 33, Township 104 North, Range 16 West, Mower County, Minnesota;

EXCEPT: Commencing at the southwest corner of the Northwest Quarter of Section 33; thence North 00 degrees 05 minutes 53 seconds West a distance of 384.63 feet, on an assumed bearing on the west line of said Northwest Quarter, to the point of beginning; thence South 88 degrees 28 minutes 06 seconds East a distance of 554.17 feet; thence South 86 degrees 45 minutes 40 seconds East a distance of 265.32 feet; thence South 83 degrees 47 minutes 02 seconds East a distance of 74.05 feet; thence South 07 degrees 36 minutes 06 seconds West a distance of 183.38 feet; thence South 63 degrees 41 minutes 55 seconds West a distance of 71.45 feet; thence North 83 degrees 24 minutes 04 seconds West a distance of 84.04 feet; thence South 75 degrees 25 minutes 36 seconds West a distance of 83.95 feet; thence South 53 degrees 15 minutes 12 seconds West a distance of 204.13 feet, to a point on the south line of said Northwest Quarter; thence South 89 degrees 58 minutes 30 seconds East a distance of 769.78 feet, on the south line of said Northwest

Quarter; thence North 13 degrees 41 minutes 02 seconds West a distance of 319.84 feet, thence North 31 degrees 29 minutes 07 seconds West a distance of 29.79 feet, thence North 72 degrees 53 minutes 30 seconds West a distance of 269.16 feet, thence South 88 degrees 00 minutes 00 seconds West a distance of 343.46 feet, thence North 88 degrees 28 minutes 06 seconds West a distance of 554.17 feet, to a point on the west line of said Northwest Quarter, thence South 00 degrees 05 minutes 53 seconds East a distance of 33.00 feet, on the west line of said Northwest Quarter, to the point of beginning.

TRACT 139: - Intentionally deleted

TRACT 140:
Robert E. Howe and JoAnn M. Howe, as Trustees of the Robert Eugene Howe Living Trust Under Agreement Dated May 11, 2015, and JoAnn M. Howe and Robert E. Howe, as Trustees of the JoAnn M. Howe Living Trust Under Agreement Dated May 11, 2015
FA: 411799-416
PN: 17-033-0037
PID: 3740
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Robert E. Howe and JoAnn M. Howe, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 28, 2014, as Document No. 611231, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southwest Quarter of Section 33, Township 104 North, Range 16 West, Mower County, Minnesota; Less the following described tracts:

Commencing at the Northwest corner of the Southwest Quarter of said Section 33;

thence South 89 degrees 58 minutes 30 seconds East a distance of 1456.78 feet, on an assumed bearing on the North line of the Southwest Quarter of said Section 33;
thence South 55 degrees 57 minutes 45 seconds West a distance of 81.67 feet;
thence South 53 degrees 31 minutes 03 seconds West a distance of 130.31 feet;
thence North 86 degrees 21 minutes 56 seconds West a distance of 73.11 feet;
thence North 69 degrees 05 minutes 51 seconds West a distance of 116.74 feet;
thence South 84 degrees 13 minutes 28 seconds West a distance of 430.56 feet;
thence South 33 degrees 33 minutes 05 seconds West a distance of 794.95 feet;
thence South 36 degrees 27 minutes 30 seconds West a distance of 98.48 feet;
thence South 60 degrees 05 minutes 30 seconds West a distance of 93.61 feet;
thence South 75 degrees 49 minutes 46 seconds West a distance of 97.88 feet, to a point on the West line of the Southwest Quarter of said Section 33;
thence North 00 degrees 00 minutes 00 seconds East a distance of 933.22 feet, on the West line of said Southwest Quarter, to the point of beginning.

And Less:

Commencing at the Northwest corner of the Southwest Quarter of Section 33, Township 104 North, Range 16 West;

thence South 89 degrees 58 minutes 30 seconds East a distance of 1456.78 feet, on an assumed bearing on the North line of the Southwest Quarter of said Section 33;
thence South 55 degrees 57 minutes 45 seconds West a distance of 81.67 feet;
thence South 53 degrees 31 minutes 03 seconds West a distance of 130.31 feet;
thence North 86 degrees 21 minutes 56 seconds West a distance of 73.11 feet;
thence North 69 degrees 05 minutes 51 seconds West a distance of 116.74 feet;
thence South 84 degrees 13 minutes 28 seconds West a distance of 430.56 feet;
thence South 33 degrees 33 minutes 05 seconds West a distance of 794.95 feet;
thence South 36 degrees 27 minutes 30 seconds West a distance of 98.48 feet;
thence South 60 degrees 05 minutes 30 seconds West a distance of 93.61 feet;
thence South 75 degrees 49 minutes 46 seconds West a distance of 97.88 feet, to a point on the West line of the Southwest Quarter of said Section 33;
thence South 00 degrees 00 minutes 00 seconds West a distance of 200.00 feet, on the West line of said Southwest Quarter;
thence South 89 degrees 58 minutes 30 seconds East a distance of 285.23 feet;
thence North 33 degrees 33 minutes 05 seconds East a distance of 901.85 feet;
thence South 89 degrees 33 minutes 30 seconds East a distance of 466.09 feet;
thence North 46 degrees 37 minutes 19 seconds East a distance of 560.01 feet, to a point on the North line of the Southwest Quarter of said Section 33;

thence North 89 degrees 58 minutes 30 seconds West a distance of 200.00 feet, on the North line of said Southwest Quarter, to the point of beginning.

And Less:

Beginning at the Southwest corner of Section 33, Township 104 North, Range 16 West;
thence North 0 degrees 00 minutes 00 seconds, assumed bearing, along the West line of said section 648.60 feet;
thence North 89 degrees 50 minutes 54 seconds East parallel to the South line of said section 551.63 feet;
thence South 0 degrees 00 minutes 00 seconds East parallel with the West line of said section 648.60 feet to the South line of said section;
thence South 89 degrees 50 minutes 54 seconds West along the South line of said section 551.63 feet to the point of beginning.

TRACT 141:
Merz Farms Family Limited Liability Limited Partnership
FA: 411799-037
PN: 17-034-0011
PN: 17-034-0015
PID: 3478

Easements as created by that certain Wind Energy Easement Agreement dated February 26, 2014, by and between Merz Farms Family Limited Liability Limited Partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded June 18, 2014 as Document No. 613524, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The North Half (N 1/2) of Section Thirty-four (34), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Excepting therefrom the Southeast Quarter of the Northwest Quarter (SE 1/4 NW 1/4) of said Section;

And Excepting the following part thereof:

All that part of the Northwest Quarter of Section 34, Township 104 North, Range 16 West, Mower County, Minnesota, described as follows:
Commencing at the Southwest corner of the Northwest Quarter of said Section 34; thence North a distance of 40 feet on the West line of said Northwest Quarter, to the point of beginning; thence North a distance of 973.00 feet, on the West line of said Northwest Quarter; thence East a distance of 360.00 feet, at a right angle; thence South a distance of 973.00 feet, at a right angle; thence West a distance of 360.00 feet, at a right angle, to the point of beginning.

TRACT 142:
Charles G. Burke and Iva L. Burke, as Trustees of the Charles G. Burke Revocable Living Trust u/a dated 4/11/01, as restated on September 24, 2013, as to an undivided one-half interest as tenant in common,
And
Iva L. Burke and Charles G. Burke, as Trustees of the Iva L. Burke Revocable Living Trust u/a dated 4/11/01, as restated on September 24, 2013, as to an undivided one-half interest as tenant in common
FA: 411799-011
PN: 17-034-0020(P1)
PN: 05-005-0030(P2)
PID: 3502
PID: 3959
PID: 3961
PID: 3962

Easements as created by that certain Wind Energy Easement Agreement dated February 25, 2014, by and between Charles G. Burke and Iva L. Burke, as Trustees of the Charles G. Burke Revocable Living Trust u/a dated April 11, 2001, as restated on September 24, 2013, as to an undivided one-half interest as tenant in common, and Iva L. Burke and Charles G. Burke, as Trustees of

the Iva L. Burke Revocable Living Trust u/a dated April 11, 2001, as restated on September 24, 2013, as to an undivided one-half interest, as tenant in common, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612485, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The Southwest Quarter (SW 1/4) and the Southeast Quarter of the Northwest Quarter (SE 1/4 NW 1/4) of Section Thirty-four (34), Township One Hundred Four (104) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

The North Half of the Southeast Quarter (N 1/2 SE 1/4) and the South Half of the South Half of the Northeast Quarter (S 1/2 S 1/2 NE 1/4) of Section Five (5), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

And

All that portion of the following described tract, to-wit;

A strip of land 100 feet in width extending over and across the Northeast Quarter, and the East Half of the Southeast Quarter, of Section Five (5); the Southwest Quarter of the Southwest Quarter of Section Four (4); and the West Half of the Northwest Quarter of Section Nine (9), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., said strip of land being 50 feet in width on each side of the center line of the main track (now removed) of the Minnesota and North Western Rail Road Company (later the Chicago Great Western Railway Company), now the Chicago and North Western Transportation Company as said main track center line was originally located and established over and across said Sections 5, 4 and 9, which extends through the North Half of the Southeast Quarter and the South Half of the South Half of the Northeast Quarter, all in Section 5, Township 103 North, Range 16 West.

TRACT 143:
Kieth J. Eilertson and Carolyn J. Eilertson, as Trustees of the Kieth J. Eilertson Revocable Trust dated April 21, 2010, a one-half undivided interest;
And
Kieth J. Eilertson and Carolyn J. Eilertson, as Trustees of Carolyn J. Eilertson Revocable Trust dated April 21, 2010, a one-half undivided interest
FA: 411799-353
PN: 16-001-0010
PID: 3746
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Kieth J. Eilertson and Carolyn J. Eilertson, as Trustees of the Kieth J. Eilertson Revocable Trust dated April 21, 2010, a one-half undivided interest, and Kieth J. Eilertson and Carolyn J. Eilertson, as Trustees of Carolyn J. Eilertson Revocable Trust dated April 21, 2010, a one-half undivided interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 4, 2014, as Document No. 611902, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The Northeast Quarter (NE 1/4) of Section One (1), Township One Hundred Three (103) North, Range Seventeen (17) West, Mower County, Minnesota.

TRACT 144:
Beverly A. Reed, James F. Cleppe and Charles P. Cleppe
FA: 411799-001
PN: 05-006-0050
PN: 05-006-0040
PN: 16-001-0025
PID: 3373
PID: 3374

Easements as created by that certain Wind Energy Easement Agreement dated February 12, 2014, by and between Alice Cleppe, aka Alice M. Cleppe, a widowed woman, as to a life estate, and Beverly A. Reed and Kenneth W. Reed, husband and wife, James f. Cleppe, a single person, and Charles P. Cleppe, a single person, as to the remainder, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612188, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The Southwest Quarter (SW 1/4) of Section Six (6), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

The West Half of the Southeast Quarter (W1/2 SE 1/4) of Section One (1), Township One Hundred Three (103) North,

Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota;
And
The East Half of the Southeast Quarter (E1/2 SE 1/4) of Section One (1), Township One Hundred Three (103) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota;
Excepting therefrom:
The South 1005 feet of the West 650 feet of the Southeast Quarter (SE 1/4) of Section One (1), Township One Hundred Three (103) North, Range Seventeen (17) West of the 5th P.M., Mower County, Minnesota.

TRACT 145:
M & L Farms, a Minnesota partnership
FA: 411799-392
PN: 05-006-0011
PN: 05-006-0015
PID: 3787

Easements as created by that certain Wind Energy Easement Agreement dated March 28, 2014, by and between M & L Farms, a Minnesota partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612173, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South One-Half of the Northeast Quarter (S 1/2 of NE 1/4) and the North One-Half of the Southeast Quarter (N 1/2 of SE 1/4) of Section Six (6), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., except a tract of land described as follows: Beginning at the Southeast (SE) Corner of said Section 6, Twp. 103 N, R 16 W; thence up the center of a gravel road North 1798.5 feet to a point of beginning; thence West 576.18 feet; thence North 390.06 feet; thence East 576.18 feet; thence South 390.06 feet to point of beginning (said tract containing 5.16 Acres, more or less, according to measurement), located in Mower County, State of Minnesota.

TRACT 146:
Dean Allen Darnell
FA: 411799-349
PN: 05-005-0010
PID: 3732
Easements as created by that certain Wind Energy Easement Agreement dated November 26, 2013, by and between, Dean Allen Darnell and Pamela Darnell, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014, as Document No. 610362, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Northwest Quarter (E 1/2 of NW 1/4), the North 400 feet of the West 100 feet of the West Half of the Northeast Quarter (W 1/2 of NE 1/4), all in Section Five (5), Township One Hundred Three (103) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 147:
DuWayne A. Skov and LaVonne J. Skov, husband and wife
FA: 411799-372
PN: 05-005-0050
PN: 05-005-0060
PID: 3788
Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between DuWayne A. Skov and LaVonne J. Skov, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21 2014, as Document No. 610588, in the records of Mower County, Minnesota, and that certain Amendment to Wind Energy Easement Agreement effective November 21, 2013, as evidenced by that certain Amended Memorandum of Easement Agreement recorded June 20, 2014, as Document No. 613607, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
All that part of the Southwest Quarter of Section 5, Township 103 North, Range 16 West of the 5th Principal Meridian, Mower County, Minnesota, lying south of the following described line:
Commencing from the southwest corner of said Southwest Quarter; thence North 00 degrees 58 minutes 26 seconds West, along the west line of said Southwest Quarter, a distance of 1005.46 feet to the Point of Beginning of the line to be described; thence North 89 degrees 21 minutes 08 seconds East, a distance of 2669.33 feet to the east line of said Southwest Quarter and Point of Termination of said line.
Abstract Property

TRACT 148:
The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, as to an undivided 1/2 interest in Parcel 1;
and
Alan Tapp, Norman Tapp, Linda Tapp, Daniel Tapp and Sandra Daily, as to an undivided 1/2 interest in Parcel 1;
and
Leslie H. Tapp and The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, as to Parcel 2
FA: 411799-380
PN: 05-005-0025(P1)
PN: 05-005-0021(P2)
PID: 3790

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, as to an undivided one half interest, and Alan D. Tapp, a single person, Norman D. Tapp and Kelly L. Tapp, husband and wife, Linda Tapp, a single person, Daniel L. Tapp and Darcy Drake-Tapp, husband and wife, and Sandra Daily and Donald Daily, wife and husband, as to an undivided one half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612379, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 1 herein described; and

Easements as created by that certain Wind Energy Easement Agreement dated February 28, 2014, by and between Leslie H. Tapp and Shirley C. Tapp, husband and wife, and The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612376, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 2.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The South Half of the Southeast Quarter (S1/2 SE 1/4) of Section Five(5), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota;

Except therefrom the South 580.00 feet of the East 290.00 feet of Section 5, Township 103 North, Range 16 West, Mower County, Minnesota;

Also Except railroad right of way.

Parcel 2:

All that portion of the following described tract, to-wit;

A strip of land 100 feet in width extending over and across the Northeast Quarter, and the East Half of the Southeast Quarter, of Section Five (5); the Southwest Quarter of the Southwest Quarter of Section Four (4); and the West Half of the Northwest Quarter of Section Nine (9), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., said strip of land being 50 feet in width on each side of the center line of the main track (now removed) of the Minnesota and North Western Rail Road Company (later the Chicago Great Western Railway Company), now the Chicago and North Western Transportation Company as said main track center line was originally located and established over and across said Sections 5, 4 and 9, which extends through the South Half of the Southeast Quarter of Section 5, Township 103 North, Range 16 West.

TRACT 149:
Sanford H. Greeley and Shirley A. Greeley, husband and wife
FA: 411799-009
PN: 05-004-0030
PID: 3371
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Sanford H. Greeley and Shirley A. Greeley, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 4, 2014, as Document No. 611896, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northeast Quarter of the Northwest Quarter (NE 1/4 NW 1/4) and the Northwest Quarter of the Northeast Quarter (NW 1/4 NE 1/4) all in Section Four (4), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 150:
Mark Haseth and Jill Haseth, as to Parcel 1;
and

Diane K. Haseth as Trustee of the Diane K. Haseth Revocable Family Trust UTA dated December 26, 2012, as to Parcels 2, 3 and 4
FA: 411799-010
PN: 05-004-0025, 05-004-0016, 05-004-0055(P1)
PN: 05-004-0015(P2)
PN: 05-004-0040(P3)
PN: 05-004-0050(P4)
PID: 3370
Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Mark Haseth and Nancy Haseth, husband and wife, and Jill Haseth, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611669, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 1 herein described; and
Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Diane K. Haseth as Trustee of the Diane K. Haseth Revocable Family Trust UTA dated December 26, 2012, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611670, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession as to Parcels 2, 3 and 4 herein described.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:
The Northeast Quarter of the Northeast Quarter (NE 1/4 NE 1/4) of Section Four (4), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota;
Except the following described parcel of land:

That part of the East Half of the Northeast Quarter of Section Four (4), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:
Beginning at the Northeast corner of said Section 4, Township 103 North, Range 16 West; thence South 00 degrees 00 minutes 00 seconds West, assumed bearing, 1,325.00 feet along the East line of said Section 4, said line also being the center of a public roadway; thence North 89 degrees 10 minutes 00 seconds West 535.00 feet; thence North on a line parallel with the East line of said Section 4 to a point on the North line of said Section 4; thence South 89 degrees 37 minutes 40 seconds East along said North line, said line also being the center line of public roadway, to the point of beginning.
And
The North 36.8 acres and the South 34 acres of the West Half of the Northwest Quarter and the Southeast Quarter of the Northwest Quarter of Section 4, Township 103 North, Range 16 West, Mower County, Minnesota.
And
The South 106 acres of the North Half of the Southeast Quarter and the South Half of the Northeast Quarter of Section 4, Township 103 North, Range 16 West, Mower County, Minnesota.
Parcel 2:
The North Half of the Southeast Quarter (N 1/2 SE 1/4) and the South Half of the Northeast Quarter (S 1/2 NE 1/4) in Section Four (4), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota;
Except the South 106 acres thereof;
And Also Excepting therefrom the following:
All that part of the Southeast Quarter of the Northeast Quarter of Section 4, Township 103 North, Range 16 West, Mower County, Minnesota, described as follows:
Commencing at the Southeast corner of the Northeast Quarter of said Section 4; thence North 00 degrees 00 minutes 00 seconds

East a distance of 598.54 feet on an assumed bearing on the East line of said Northeast Quarter, to the point of beginning; thence North 90 degrees 00 minutes 00 seconds West a distance of 615.00 feet; thence North 00 degrees 00 minutes 00 seconds East a distance of 473.70 feet; thence South 90 degrees 00 minutes 00 seconds East a distance of 615.00 feet, to a point on the East line of said Southeast Quarter of the Northeast Quarter; thence South 00 degrees 00 minutes 00 seconds West a distance of 473.70 feet, on the East line of said Northeast Quarter, to the point of beginning.
Parcel 3:
The South Half of the Southeast Quarter (S 1/2 SE 1/4) of Section Four (4), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.
Parcel 4:
The West Half of the Northwest Quarter (W 1/2 NW 1/4) and the Southeast Quarter of the Northwest Quarter (SE 1/4 NW 1/4) of Section Four (4), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota,
Except the North 36.8 acres and except the South 34 acres thereof.

TRACT 151:
Evan A. Holst and LuAnn Holst, husband and wife, as joint tenants
FA: 411799-191
PN: 05-004-0060
PID: 3329
Easements as created by that certain Wind Energy Easement Agreement dated March 7, 2014, by and between Evan A. Holst and LuAnn Holst, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 26, 2014, as Document No. 611687, in the records of Mower County, Minnesota, and that certain unrecorded Amendment to Wind Energy Easement agreement dated April 25, 2014 by and between Evan A. Holst and LuAnn Holst, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southwest Quarter of Section 4, Township 103 North, Range 16 West, Mower County, Minnesota.
(Abstract Property)

TRACT 152:
Dennis W. Nelson and Diane M. Nelson, as joint tenants
FA: 411799-212
PN: 05-003-0040
PID: 3324
Easements as created by that certain Wind Energy Easement Agreement dated December 12, 2013 ,by and between Dennis W. Nelson and Diane M. Nelson, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014, as Document No. 610347, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northwest Quarter (NW 1/4) of Section 3, Township 103 North, Range 16 West, Mower County, Minnesota.

TRACT 153:
Terry L. Schnirring, Trustee of the Eva L. Schnirring Trust dated October 27, 2006
FA: 411799-418
PN: 16-012-0050
PID: 3794
Easements as created by that certain Wind Energy Easement Agreement dated February 6, 2014, by and between Terry L. Schnirring, as Trustee of the Eva Schnirring Trust dated October 27, 2006, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No.

611656, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Northeast Quarter of Section 12, Township 103 North, Range 17 West; Except the following described premises:

Commencing at a point which is the Southeast corner of the Northeast Quarter of said Section 12;
thence North on the East line of said Northeast Quarter, a distance of 640.32 feet;
thence West parallel with the South line of said Northeast Quarter, a distance of 590.32 feet;
thence South parallel with the West line of said Northeast Quarter, a distance of 640.32 feet;
thence East along the South line of said Northeast Quarter a distance of 590.32 feet to the place of beginning, Mower County, Minnesota.

TRACT 154:
Duane D. Anderson and Sally Anderson, Trustees , or their successors in trust, under the Duane D. Anderson Revocable Living Trust, dated April 20, 2015, an undivided one-half interest
And
Sally Anderson and Duane D. Anderson, Trustees, or their successors in trust, under the Sally Anderson Revocable Living Trust, dated April 20, 2015, an undivided one-half interest
FA: 411799-342
PN: 05-007-0040
PID: 3795

Easements as created by that certain Wind Energy Easement Agreement dated November 26, 2013 by and between Duane D.

Anderson and Sara A. Anderson, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014 as Document No. 610364, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Half of the Northwest Quarter of Section 7, Township 103 North, Range 16 West of the 5th P.M., Mower County, Minnesota.

TRACT 155:
Karol J. Boles, Trustee, Karen A. Swanson, Trustee, Kathy L. Gergen, Trustee, and Kristine M. Voelker, Trustee, of the Stanley M. Boles and Beverly K. Boles Trust Agreement for Karol J. Boles, Karen A. Swanson, Kathy L. Gergen and Kristine M. Voelker
FA: 411799-173
PN: 05-007-0020
PN: 05-007-0060
PID: 3346
Easements as created by that certain Wind Energy Easement Agreement dated March 12, 2014, by and between Karol J. Boles, Karen A. Swanson, Kathy L. Gergen, and Kristine M. Voelker, Trustees of the Stanley M. Boles and Beverly K. Boles Trust Agreement for Karol J. Boles, Karen A. Swanson, Kathy L. Gergen and Kristine M. Voelker , and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 16, 2014, as Document No. 612090, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Southwest Quarter of Section 7, Township 103 North, Range 16 West, Mower County, Minnesota.

(Abstract Property)

TRACT 156:
Bradley J. Sheely and Bridget K. Sheely, as joint tenants, as to Parcel 1;
And
Douglas Sheely, as to Parcel 2
FA: 411799-339
PN: 05-007-0031(P1)
PN: 05-007-0032(P2)
PID: 3801

Easements as created by that certain Wind Energy Easement Agreement dated February 18, 2014, by and between Bradley J. Sheely and Bridget K. Sheely, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612192, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 1; and

Easements as created by that certain Wind Energy Easement Agreement dated February 18, 2014, by and between Douglas L. Sheely, a widower, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612203, in the records of Mower County, Minnesota, and that certain Amendment to Wind Energy Easement Agreement dated May 15, 2014 as evidenced by that certain Amended Memorandum of Easement Agreement recorded May 19, 2014 as Document No. 612832, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 2.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:
The Southeast Quarter (SE 1/4) of Section Seven (7), Township One Hundred Three (103) North, Range Sixteen (16) West of the

5th P.M., Mower County, Minnesota; Excepting therefrom the following described parcel of land:

That part of the Southeast Quarter (SE 1/4) of Section Seven (7), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:
Commencing at the East Quarter corner of said Section 7; thence North 90 degrees 00 minutes 00 seconds West (assumed bearing) 1,108.00 feet along the East-West Quarter line to the point of beginning;
thence South 00 degrees 00 minutes 00 seconds East 380.00 feet;
thence North 90 degrees 00 minutes 00 seconds West 575.00 feet;
thence North 00 degrees 00 minutes 00 seconds West 380.00 feet;
thence South 90 degrees 00 minutes 00 seconds East 575.00 feet to the point of beginning.

Also, Excepting therefrom the following described parcel of land:

That part of the Southeast Quarter (SE 1/4) of Section Seven (7), Township One Hundred Three (103), Range Sixteen (16), Mower County, Minnesota, lying West of the following described line:

Commencing at the East Quarter Corner of said Section 7; thence North 90 degrees 00 minutes 00 seconds West (assumed bearing) 1108.00 feet along the East-West Quarter line to the beginning of the line to be described;

thence South 00 degrees 00 minutes 00 seconds East to the south line of said Southeast Quarter (SE 1/4) of section 7, and said line there terminating.

EXCEPT, the north 380 feet of the east 575 feet thereof.

Parcel 2:
That part of the Southeast Quarter (SE 1/4) of Section Seven (7), Township One Hundred Three (103), Range Sixteen (16), Mower County, Minnesota, lying West of the following described line:

Commencing at the East Quarter Corner of said Section 7; thence North 90 degrees 00 minutes 00 seconds West (assumed bearing) 1108.00 feet along the East-West Quarter line to the beginning of the line to be described;

thence South 00 degrees 00 minutes 00 seconds East to the south line of said Southeast Quarter (SE 1/4) of section 7, and said line there terminating.

EXCEPT, the north 380 feet of the east 575 feet thereof.

TRACT 157:
DuWayne A. Skov and LaVonne J. Skov, husband and wife
FA: 411799-337
PN: 05-008-0080(P1)
PN: 05-008-0075(P2)
PID: 3797
PID: 3799
Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between DuWayne A. Skov and LaVonne J. Skov, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21 2014, as Document No. 610588, in the records of Mower County, Minnesota, and that certain Amendment to Wind Energy Easement Agreement and that certain Amendment to Wind Energy Easement Agreement effective November 21, 2013, as evidenced by that certain Amended Memorandum of Easement Agreement recorded June 20, 2014, as Document No. 613607, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The West Half of the Northwest Quarter (W1/2 NW 1/4) of Section Eight (8), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

The East Half of the Northwest Quarter (E1/2 NW 1/4) of Section Eight (8), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Excepting therefrom the following described parcel of land:

A tract of land in the Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4) of Section Eight (8), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:
Commencing at the Southwest corner of said Northwest Quarter of Section 8; thence East along the South line of said Northwest Quarter 1,910.00 feet to the point of beginning; thence continuing East along said South line 412.50 feet; thence North perpendicular to said South line 528.00 feet; thence West parallel to said South line 412.50 feet; thence South perpendicular to said South line 528.00 feet to the point of beginning.

TRACT 158:
The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, as to Parcel 1
Leslie H. Tapp as Trustee of the Leslie H. Tapp Revocable Family Trust UTA dated April 2, 2010 and Shirley C. Tapp as Trustee of the Shirley C. Tapp Revocable Family Trust dated April 2, 2010, as to Parcel 2
Delmer E. Tapp as Trustee of the Delmar E. Tapp Revocable Family Trust UTA dated December 13, 2012 (undivided 70.5%),
Linda Tapp, Alan Tapp, Norman Tapp, Daniel Tapp and Sandra Tapp (undivided 29.5%), as to Parcel 3
FA: 411799-061
PN: 05-018-0030, 05-018-0040(P1)
PN: 05-008-0060(P2)
PN: 05-017-0010(P3)
PID: 3339
PID: 3340
PID: 3341
PID: 3342

Easements as created by that certain Wind Energy Easement Agreement dated February 28, 2014 by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612377 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 1 herein described; and

Easements as created by that certain Wind Energy Easement Agreement dated February 28, 2014, by and between Leslie H. Tapp as Trustee of the Leslie H. Tapp Revocable Family Trust UTA dated April 2, 2010 and Shirley C. Tapp as Trustee of the Shirley C. Tapp Revocable Family Trust dated April 2, 2010, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612387 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 2 herein described; and

Easements as created by that certain Wind Energy Easement Agreement dated April 11, 2014, by and between Delmer E. Tapp, a/k/a Delmar E. Tapp, as Trustee of the Delmar E. Tapp Revocable Family Trust UTA dated December 13, 2012, Alan Tapp, a single person, Linda Tapp, a single person, Norman Tapp and Kelly Tapp, husband and wife, Daniel Tapp and Darcy Drake-Tapp, husband and wife, and Sandra Daily, a/k/a Sandra Tapp, and Donald Daily, wife and husband, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612522 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 3 herein described.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:
The East Half of the Southeast Quarter and the East Half of the Northeast Quarter, all in Section 18, Township 103 North, Range 16 West of the 5th P.M., Mower County, Minnesota;
EXCEPTING THEREFROM the railroad right of way said East Half of the Northeast Quarter and ALSO EXCEPTING THEREFROM the following described tract:
A tract of the land in the Northeast Quarter of Section 18, Township 103 North, Range 16 West, Mower, County, Minnesota, described as follows: Commencing at the Northeast corner of said Section 18; thence South 00 degrees 00 minutes 00 seconds West (assumed bearing) 1810.00 feet along the East line of said Section 18 to the point of beginning; thence continuing South 00 degrees 00 minutes 00 seconds West 400 feet; thence North 90 degrees 00 minutes 00 seconds West 585.00 feet; thence North 02 degrees 39 minutes 37 seconds West 390.15 feet; thence North 89 degrees 00 minutes 00 seconds East 610.00 feet to the point of beginning.

PARCEL 2:

Northeast Quarter of Section 8, Township 103 North, Range 16 West of the 5th P.M., Mower County, Minnesota, EXCEPT the East 10 rods of the South 32 rods of said Northeast Quarter.
PARCEL 3:
West 400 feet of the East 1400 feet of the South 623 feet of the Southwest Quarter of Section 17, Township 103 North, Range 16 West, of the 5th P.M., Mower County, Minnesota.
(All Parcels are Abstract Property)

TRACT 159:
Darcy Drake-Tapp and Daniel Tapp
FA: 411799-378
PN: 05-008-0030
PID: 3843
Easements as created by that certain Wind Energy Easement Agreement dated December 30, 2013, by and between Darcy Drake-Tapp and Daniel Tapp, wife and husband, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 10, 2014, as Document No. 610937, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
A tract of land in the South Half of Section Eight (8), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:

Commencing at the Northwest corner of the Southwest Quarter of said Section 8;
thence North 90 degrees 00 minutes 00 seconds East (assumed bearing) 2,337.00 feet along the North line of said South Half of Section 8 to the point of beginning;
thence continuing North 90 degrees 00 minutes 00 seconds East 760.00 feet along said North line;

thence South 01 degrees 00 minutes 00 seconds West 560.08 feet;
thence South 90 degrees 00 minutes 00 seconds West 754.62 feet;
thence North 00 degrees 27 minutes 00 seconds East 560.00 feet to the point of beginning.

TRACT 160:
The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, as to an undivided 1/2 interest;
and
Alan Tapp, Norman Tapp, Linda Tapp, Daniel Tapp and Sandra Daily, as to an undivided 1/2 interest
FA: 411799-340
PN: 05-008-0035
PN: 05-008-0036
PID: 3844
Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014 by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, as to an undivided one half interest, and Alan D. Tapp, a single person, Norman D. Tapp and Kelly L. Tapp, husband and wife, Linda Tapp, a single person, Daniel L. Tapp and Darcy Drake-Tapp, husband and wife, and Sandra Daily and Donald Daily, wife and husband, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014 as Document No. 612379, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southwest Quarter and the West One Half of the Southeast Quarter (W1/2 SE1/4) of Section Eight (8), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Excepting therefrom the following described parcel of land:

A tract of land in the South Half of Section Eight (8), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:
Commencing at the Northwest corner of the Southwest Quarter of said Section 8; thence North 90 degrees 00 minutes 00 seconds East (assumed bearing) 2,337.00 feet along the North line of said South Half of Section 8 to the point of beginning; thence continuing North 90 degrees 00 minutes 00 seconds East 760.00 feet along said North line; thence South 01 degrees 00 minutes 00 seconds West 560.08 feet; thence South 90 degrees 00 minutes 00 seconds West 754.62 feet; thence North 00 degrees 27 minutes 00 seconds East 560.00 feet to the point of beginning.

TRACT 161:
Richard A. Sargent, as to an undivided one-half (1/2) interest;
And
Richard A. Sargent and Melinda F. Sargent, husband and wife, as joint tenants, as to an undivided one-half (1/2) interest
FA: 411799-370
PN: 05-008-0010
PID: 3968
Easements as created by that certain Wind Energy Easement Agreement dated March 4, 2014, by and between Richard A. Sargent and Melinda F. Sargent, husband and wife, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611793, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northeast Quarter of the Northeast Quarter of the Southeast Quarter (NE 1/4 of NE 1/4 of SE 1/4) Section Eight (8), Township One Hundred Three (103) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 162:
Gary J. Moelter
FA: 411799-239
PN: 05-008-0020

PN: 05-017-0020
PID: 3301
PID: 3299
PID: 3300
Easements as created by that certain Wind Energy Easement Agreement dated December 31, 2013 ,by and between Gary J. Moelter, a single man, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 28, 2014, as Document No. 611233, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:
The West Half of the Northeast Quarter of the Southeast Quarter (W 1/2 of NE 1/4 of SE 1/4) and the Southeast Quarter of the Northeast Quarter of the Southeast Quarter (SE 1/4 of NE 1/4 of SE 1/4) of Section 8, Township 103 North, Range 16 West, Mower County, Minnesota.

PARCEL 2:
The Northeast Quarter (NE 1/4) of Section 17, Township 103 North, Range 16 West, excepting railroad right-of-way across the land, Mower County, Minnesota.

TRACT 163:
Gary J. Moelter
FA: 411799-398
PN: 05-008-0025
PID: 3842
Easements as created by that certain Wind Energy Easement Agreement dated December 31, 2013 ,by and between Gary J. Moelter, a single man, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 28, 2014, as Document No. 611233, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) in Section Eight (8), Township One Hundred Three (103) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 164:
Cletus H. Brincks
FA: 411799-345
PN: 05-009-0018
PID: 3839

Easements as created by that certain Wind Energy Easement Agreement dated December 31, 2013, by and between Cletus H. Brincks, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612533, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half (N 1/2) of Section Nine (9), Township One Hundred Three (103), Range Sixteen (16), Mower County, Minnesota.

EXCEPTING THEREFROM THE FOLLOWING:

All that part of the Southeast Quarter of the Northeast Quarter (SE 1/4 of NE 1/4) of Section Nine (9), Township One Hundred Three (103) North, Range Sixteen (16) West, Mower County, Minnesota, described as follows:

Commencing at the southeast corner of the NE 1/4 of said Section 9; thence South 90 degrees 00 minutes 00 seconds West a distance of 900.00 feet, on an assumed bearing on the south line of said NE 1/4, to the point of beginning; thence North a distance of 338.00 feet, at a right angle; thence West a distance of 393.00 feet, at a right angle; thence South a distance of 338.00 feet, at a right angle, to a point on the south line of said NE 1/4; thence East a distance of 393.00 feet, at a right angle, on the south line of said NE 1/4, to the point of beginning; subject to highway easement on the south side thereof.

And

Beginning at a point on the South line of the Northeast Quarter (NE 1/4) of Section Nine (9), Township One Hundred Three (103) North, Range Sixteen (16) West, which point is 1916.13 feet West of the Southeast corner thereof; thence West 509.00 feet on the South line of said Quarter Section; thence North 428.00 feet at a right angle; thence East 509.00 feet at a right angle; thence South 428.00 feet at a right angle, to the point of beginning; being part of the Southwest Quarter of the Northeast Quarter of Section 9, Township 103 North, Range 16 West; subject to highway easement on the South side thereof.

TRACT 165:
The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, Alan Tapp, Norman Tapp, Daniel Tapp and Linda Tapp, as to Parcel 1;
And
The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, Alan Tapp, Norman Tapp, Daniel Tapp, Linda Tapp, and Richard A. Sargent and Melinda F. Sargent, husband and wife, as to Parcel 2
FA: 411799-228
PN: 05-009-0030
PN: 05-009-0055
PID: 3311
PID: 3310

Easements as created by that certain Wind Energy Easement Agreement dated March 3, 2014, by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, Alan D. Tapp, a single person, Norman D. Tapp and Kelly L. Tapp, husband and wife, Daniel L. Tapp and Darcy Drake-Tapp, husband and wife, and Linda Tapp, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612384, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 1 herein described; and

Easements as created by that certain Wind Energy Easement Agreement dated March 12, 2014, by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, Alan D. Tapp, a single man, Norman D. Tapp and Kelly L. Tapp, husband and wife, Daniel L. Tapp and Darcy Drake-Tapp, husband and wife, Linda Tapp, a single person, and Richard A. Sargent and Melinda F. Sargent, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612390, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 2 herein described.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The North Half of the Southeast Quarter (N 1/2 SE 1/4) of Section Nine (9), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

Old C & NWtrn RR Rt-Way across Southwest Quarter (SW 1/4), in Section Nine (9), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 166:

The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, as to an undivided 1/2 interest;
and
Linda Tapp, Alan Tapp, Norman Tapp and Daniel Tapp, as to an undivided 1/2 interest
FA: 411799-377
PN: 05-009-0035
PID: 3840

Easements as created by that certain Wind Energy Easement Agreement dated March 3, 2014, by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, Alan D. Tapp, a single person, Norman D. Tapp and Kelly L. Tapp, husband and wife, Daniel L. Tapp and Darcy Drake-Tapp, husband and wife, and Linda Tapp, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612384, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) of Section Nine (9), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Abstract Property

TRACT 167:
Richard A. Sargent and Melinda F. Sargent, husband and wife, as joint tenants
FA: 411799-434
PN: 05-009-0040
PID: 3841

Easements as created by that certain Wind Energy Easement Agreement dated March 4, 2014, by and between Richard A. Sargent and Melinda F. Sargent, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611793 in the records of

Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South 53.12 acres of the Southwest Quarter of Section 9, Township 103 North, Range 16 West, Mower County, Minnesota, lying West of the former right-of-way of the Chicago and Great Western Railway Company.

TRACT 168:
Raymond W. Dietrich and Sharon K. Dietrich, husband and wife, as to Parcel 2;
And
R & S Farms, LLC, a Minnesota limited liability company, as to Parcels 1, 3, 4, 5 and 6
And
D & H, LLC, a Minnesota Limited Liability Company as to Parcel 2A
FA: 411799-040
PN: 05-009-0020(P1)
PN: 05-016-0050(P2)
PN: 05-016-0013(P3)
PN: 05-028-0020(P4)
PN: 05-028-0061(P5)
PN: 05-029-0025(P6)
PID: 3363(P1)
PID: 3292(P2) portions of Parcels 2 and 2A
PID: 3291(P3)
PID: 3362(P4, P5 & P6)
PID: 3361(P5)

Easements as created by that certain Wind Energy Easement Agreement dated March 7, 2014, and as amended by Amendment to Wind Energy Easement Agreement, dated May 1, 2014, by and between R & S Farms, LLC, a Minnesota limited liability company, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 612774 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcels 1 and 3 through 5 and 6 herein described; and

Easements as created by that certain Wind Energy Easement Agreement dated April 14, 2014, and as amended by Amendment to Wind Energy Easement Agreement, dated April 14, 2014 by and between Raymond W. Dietrich and Sharon K. Dietrich, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 612777 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 2 herein described.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The Southeast Quarter of the Southeast Quarter (SE 1/4 SE 1/4) of Section Nine (9), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

That part of the Northeast Quarter of Section Sixteen (16), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, lying North of the right of way of the Chicago, Milwaukee, and St. Paul Railroad, and East of the right of way of the Chicago and Great Western Railroad Company; and that part of the Northwest Quarter of Section Sixteen (16), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, lying North and East of the right of way of the Chicago and Great Western Railroad.
Excepting therefrom All that part of the NE1 /4 Section 16-T103N-R16W, Mower County, Minnesota; described as follows: Commencing at the northeast corner of said NE1/4; thence South 00°48'01" East a distance of 561.05 feet, on an assumed bearing on the east line of said NE1/4, to the point of beginning; thence

South 89°35'23" West a distance of 625.83 feet; thence South 02°59'29" West a distance of 847.25 feet; thence North 89°57'11" East a distance of 681.90 feet, to a point on the east line of said NE1/4; thence North 00°48'01" West a distance of 850.10 feet, on the east line of said NE1/4, to the point of beginning; subject to highway easement on the east side thereof.
Parcel 2A:
All that part of the NE 1 /4 Section 16-T103N-R16W, Mower County, Minnesota; described as follows: Commencing at the northeast corner of said NE1/4; thence South 00°48'01" East a distance of 561.05 feet, on an assumed bearing on the east line of said NE1/4, to the point of beginning; thence South 89°35'23" West a distance of 625.83 feet; thence South 02°59'29" West a distance of 847.25 feet; thence North 89°57'11" East a distance of 681.90 feet, to a point on the east line of said NE1/4; thence North 00°48'01" West a distance of 850.10 feet, on the east line of said NE1/4, to the point of beginning; subject to highway easement on the east side thereof.
Parcel 3:

The Southeast Quarter (SE 1/4) of Section Sixteen (16), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., together with that part of the Northeast Quarter (NE 1/4) of Section Sixteen (16), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., lying South of the Chicago, Milwaukee and St. Paul Railroad right-of-way, Excepting the South 600 feet of the Southeast Quarter of the Southeast Quarter of said Section 16, lying East of the Easterly right-of-way line of the Chicago and Great Western Railroad and measured along the East line of said Quarter-Quarter Section, all in Mower County, Minnesota.

Parcel 4:

The West Half of the Northeast Quarter (W 1/2 NE 1/4) of Section Twenty-Eight (28), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 5:

The North Half of the Northwest Quarter (N 1/2 NW 1/4) of Section Twenty-Eight (28), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Except the following described premises:

Commencing at the Northwest corner of said Section; thence East in the North line of said Section a distance of 1,055 feet to the place of beginning; thence South a distance of 697 feet parallel with the East line of the Northwest Quarter of the Northwest Quarter of said Section; thence East a distance of 565 feet parallel with the North line of said Section; thence North a distance of 697 feet parallel with the East line of said Northwest Quarter of the Northwest Quarter; thence West on the North line of said Section a distance of 565 feet to the point of beginning.

Parcel 6:

The North Half of the Northeast Quarter (N 1/2 NE 1/4) and the Southwest Quarter of the Northeast Quarter (SW 1/4 NE 1/4), and the West Half of the Southeast Quarter (W 1/2 SE 1/4), all in Section Twenty-Nine (29), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Except the following two parcels of land:

(Parcel 1): A parcel of land in the Northeast Quarter of Section Twenty-Nine (29), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota;
Commencing at the Northeast corner of the Northeast Quarter; thence on an assumed bearing of North 90 degrees 00 minutes 00 seconds West along the North line of said section a distance of 1,497.98 feet to the Northeast corner and the point of beginning of this description; thence North 90 degrees 00 minutes 00 seconds West a distance of 691.06 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 628.44 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 691.06 feet; thence North 00 degrees 00 minutes 00 seconds

West a distance of 628.44 feet to the North line of Section 29 and the point of beginning.

(Parcel 2): Commencing at the Northeast corner of the Northeast Quarter of Section Twenty-Nine (29), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; thence on an assumed bearing of North 90 degrees 00 minutes 00 seconds West along the North line of said section a distance of 2,189.04 feet to the place of beginning; thence South 00 degrees 00 minutes 00 seconds East a distance of 628.44 feet; thence West on a line parallel with the North line of said section to the West line of said Northeast Quarter; thence North on the West line of said Northeast Quarter to the Northwest corner thereof; thence East on the North line of said Northeast Quarter to the place of beginning.

TRACT 169: - Intentionally deleted

TRACT 170: - Intentionally deleted

TRACT 171: - Intentionally deleted

TRACT 172:
Alan D. Tapp
FA: 411799-015
PN: 05-018-0060
PID: 3368
PID: 3369
Easements as created by that certain Wind Energy Easement Agreement dated January 7, 2014, by and between Alan D. Tapp, a single person, as evidenced by that certain Memorandum of Easement Agreement recorded February 28, 2014, as Document No. 611245, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northwest Quarter of the Northwest Quarter (NW 1/4 NW 1/4) of Section Eighteen (18), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower

County, Minnesota, Excepting therefrom the right of way of the Chicago, Milwaukee and St. Paul Railway Company.

TRACT 173:
Gene G. Tapp and Bridget Tapp, as Trustee(s) of the Gene G. Tapp Revocable Living Trust dated June 19, 2012 an undivided ½ interest and Bridget Tapp and Gene G. Tapp, as Trustee(s) of the Bridget Tapp Revocable Living Trust dated June 19, 2012, an undivided ½ interest, as to Parcel 1 and 2
Bridget Tapp and Gene G. Tapp, as Trustee(s) of the Bridget Tapp Revocable Living Trust dated June 19, 2012, as to Parcel 3
FA: 411799-024
PN: 05-018-0020
PN: 05-018-0050
PN: 05-020-0041
PID: 3293
PID: 3294
PID: 3295
PID: 3382
Easements as created by that certain Wind Energy Easement Agreement dated December 30, 2013, by and between Gene G. Tapp and Bridget R. Tapp, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 10, 2014, as Document No. 610941, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:
The West Half of the Northeast Quarter of Section Eighteen (18), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Excepting approximately 3 acres railroad right of way across the North Half of the North Half of the Northeast Quarter of said Section as set forth in Deed at Book 368 of Deeds, page 521.

Parcel 2:

The Southwest Quarter of the Northwest Quarter and the Northwest Quarter of the Southwest Quarter of Section Eighteen (18), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

Parcel 3:

The West Half of the Northeast Quarter of Section Twenty (20), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Excepting the following:
The North 515.00 feet of the West 420.00 feet of the Northwest Quarter of the Northeast Quarter of Section Twenty (20), Township One Hundred Three (103) North, Range Sixteen (16) West.

TRACT 174:
The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, an undivided One-Half (1/2) interest;
And
Linda Tapp, Alan Tapp, Norman Tapp, Daniel Tapp and Sandra Tapp, as tenants in common, an undivided One-Half (1/2) interest, subject to a Contract For Deed dated February 1, 2013, recorded February 5, 2013, as Document No. 603494, running from Linda Tapp, single, in favor of Alan Tapp, Norman Tapp and Daniel Tapp, as tenants in common, as to an undivided One-Tenth (1/10) interest
FA: 411799-412
PN: 05-018-0080
PID: 3802
PID: 3805

Easements as created by that certain Wind Energy Easement Agreement dated March 3, 2014, by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, Sandra Daily f/k/a Sandra Tapp and Donald Daily, wife and husband, Alan Tapp, a single person, Norman Tapp and Kelly Tapp, husband and wife, Daniel Tapp and Darcy Drake-Tapp, husband and wife and Linda Tapp, a single person and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612382 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:

The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Southwest Quarter (E 1/2 of the SW 1/4); and the East Half of the Northwest Quarter (E 1/2 of the NW 1/4) in Section 18, Township 103 North of Range 16 West, excepting railroad right-of-way in the Northeast Quarter of the Northwest Quarter of said Section; Mower County, Minnesota, EXCEPT the West 610.00 feet of the South 715.00 feet of the Southeast Quarter of the Southwest Quarter (SE 1/4 of the SW 1/4) of Section 18, Township 103 North, Range 16 West, Mower County, Minnesota.

TRACT 175:
Alan Tapp, Norman Tapp, Linda Tapp, Daniel Tapp and Sandra Daily, as to an undivided 1/2 interest;
and
The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, as to an undivided 1/2 interest
FA: 411799-410
PN: 05-017-0030
PID: 3847

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, as to an undivided one-half interest, and Alan D. Tapp, a single person, Norman D. Tapp and Kelly L. Tapp, husband and wife, Linda Tapp, a single person, Daniel L. Tapp and Darcy Drake-Tapp, husband and wife, and Sandra Daily and Donald Daily, wife and husband, as to an undivided one-half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612379, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
All that part of the Northwest Quarter (NW 1/4) of Section Seventeen (17), lying North of the Railroad Right of Way across said Northwest Quarter of Section 17, all in Township One Hundred Three (103) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 176:
Linda Tapp, Alan Tapp, Norman Tapp, Daniel Tapp and Sandra Tapp
FA: 411799-411
PN: 05-017-0015
PID: 3848

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Linda Tapp, a single person, Alan D. Tapp, a single person, Norman D. Tapp and Kelly L. Tapp, husband and wife, Daniel L. Tapp and Darcy Drake-Tapp, husband and wife, and Sandra Daily f/k/a Sandra Tapp and Donald Daily, wife and husband, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612389, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southwest Quarter and all that part of the Northwest Quarter lying South of the right-of-way of the Chicago, Milwaukee, and St. Paul Railway, all in Section 17, Township 103 North, Range 16 West, in Mower County, Minnesota,

Excepting therefrom: The West 400 feet of the East 1400 feet of the South 623 feet of the Southwest Quarter of Section 17, Township 103 North, Range 16 West, of the 5th P.M., Mower County, Minnesota.

TRACT 177:
The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, an undivided one-half interest;
And
Alan Tapp, Norman Tapp, Linda Tapp, Daniel Tapp and Sandra Daily, as, tenants in common, an undivided one-half interest
FA: 411799-393
PN: 05-017-0040
PN: 05-020-0050
PID: 3850
PID: 3855

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, as to an undivided one-half interest, and Alan D. Tapp, a single person, Norman D. Tapp and Kelly L. Tapp, husband and wife, Linda Tapp, a single person, Daniel L. Tapp and Darcy Drake-Tapp, husband and wife, and Sandra Daily and Donald Daily, wife and husband; as tenants in common as to an undivided one-half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612379, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southeast Quarter (SE 1/4) of Section Seventeen (17), Township One Hundred Three (103) North, Range Sixteen (16) West, Mower County, Minnesota.

And

The Northeast Quarter of the Northeast Quarter (NE 1/4 of NE 1/4) of Section Twenty (20), Township One Hundred Three (103) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 178:
John G. Bergeland and Irene Bergeland, husband and wife, as joint tenants, as to Parcel 1;
John Gary Bergeland and Irene M. Bergeland, husband and wife, as joint tenants, as to Parcel 2;
FA: 411799-429
PN: 05-016-0010 (Pcl 1 and 2)
PID: 3891
PID: 3892

Easements as created by that certain Wind Energy Easement Agreement dated May 2, 2014, by and between John G. Bergeland, a/k/a John Gary Bergeland, and Irene Bergeland, a/k/a Irene M. Bergeland, husband and wife, as joint tenants, and Pleasant Valley

Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 16, 2014, as Document No. 612790 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

All that part of the Southeast Quarter of Section Sixteen (16), Township One Hundred Three (103) North, Range Sixteen (16) West Mower County, Minnesota, lying West of the Westerly right of way line of the Chicago and Northwestern Transportation Company.

Parcel 2:

The East half of the Southwest Quarter of Section Sixteen (16), Township One Hundred Three (103) North, Range Sixteen (16) West Mower County, Minnesota, Excepting therefrom the following described parcel:
The West 780.00 feet of the South 950.00 feet of the Southeast Quarter of the Southwest Quarter of Section 16, Township 103 North, Range 16 West, Mower County, Minnesota.

TRACT 179:
Harold F. Nelson
FA: 411799-364
PN: 05-015-0040
PID: 3920
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Harold F. Nelson, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611653, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

Commencing at the Northwest corner of the Northwest Quarter of Section 15, Township 103 North, Range 16 West, Mower County, Minnesota;
thence South in the West line of the Northwest Quarter of said Section 15, a distance of 911 feet to the place of beginning of the tract to be described;
thence East parallel with the North line of said Northwest Quarter of said Section 15, a distance of 959 feet;
thence South parallel with the West line of said Northwest Quarter of said Section 15 a distance of 320 feet;
thence West parallel with the North line of said Northwest Quarter of said Section 15 a distance of 959 feet to the West line of said Northwest Quarter of said Section 15;
thence North in the West line of the Northwest Quarter of said Section 15 to the place of beginning.

TRACT 180:
R & S Farms, LLC, a Minnesota Limited Liability Company
FA: 411799-404
PN: 05-015-0041
PN: 05-015-0042
PID: 3921

Easements as created by that certain Wind Energy Easement Agreement dated March 7, 2014, and as amended by Amendment to Wind Energy Easement Agreement, dated May 1, 2014, by and between R & S Farms, LLC, a Minnesota limited liability company, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 612774 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southwest Quarter of the Northwest Quarter and the North Half of the Northwest Quarter of Section 15, Township 103

North, Range 16 West, Mower County, Minnesota, Except the following portion thereof:

Commencing at the Northwest corner of the Northwest Quarter of Section 15, Township 103 North, Range 16 West;
thence South in the West line of the Northwest Quarter of said Section 15, a distance of 911 feet to the place of beginning of the tract to be described;
thence East parallel with the North line of said Northwest Quarter of said Section 15, a distance of 959 feet;
thence South parallel with the West line of said Northwest Quarter of said Section 15 a distance of 320 feet;
thence West parallel with the North line of said Northwest Quarter of said Section 15 a distance of 959 feet to the West line of said Northwest Quarter of said Section 15;
thence North in the West line of the said Northwest Quarter of said Section 15 to the place of beginning.
Also Excepting therefrom the abandoned railroad right of way across the Southwest Quarter of the Northwest Quarter of said Section 15.

TRACT 181: - Intentionally deleted

TRACT 182:
Delores Sorensen and Myron Sorensen, wife and husband, as joint tenants
FA: 411799-441
PN: 05-015-0031
PID: 3915
PID: 3908
PID: 3909
Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between Myron N. Sorensen and Delores Sorensen, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21 2014, as Document No. 610582, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Southeast Quarter (E1/2 SE 1/4) and the East Half of the West Half of the Southeast Quarter (E1/2 W1/2 SE1/4) of Section Fifteen (15), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; Except as follows:
A tract of land in the Southeast Quarter of the Southeast Quarter of Section 15, Township 103 North, Range 16 West, Mower County, Minnesota, described as follows:
Commencing at the Southeast corner of said Section 15;
thence North 90 degrees 00 minutes 00 seconds West (assumed bearing) along the South line of said Section 15 a distance of 465.00 feet to the point of beginning;
thence North 03 degrees 00 minutes 00 seconds West 310.00 feet;
thence North 90 degrees 00 minutes 00 seconds West 330.00 feet;
thence South 03 degrees 00 minutes 00 seconds East 310.00 feet to the South line of said Section 15;
thence South 90 degrees 00 minutes 00 seconds East along said South line 330.00 feet to the point of beginning.
Also Except: The abandoned Chicago, Milwaukee, St. Paul, and Pacific Railroad right-of-way across the Southeast Quarter of Section 15, Township 103 North, Range 16 West;
Further Excepting:
A tract of land in the Southeast Quarter of Section 15, Township 103 North, Range 16 West, Mower County, Minnesota, described as follows:
Commencing at the Southeast corner of said Section 15;

thence North 90 degrees 00 minutes 00 seconds West (assumed bearing) 1062.95 feet along the South line of said Section 15 to the point of beginning;
thence North 00 degrees 10 minutes 26 seconds West 2102.40 feet to the Southerly right-of-way line of the (now abandoned) Chicago, Milwaukee and St. Paul Railroad;
thence North 81 degrees 44 minutes 03 seconds West 964.84 feet along said Southerly right-of-way line to the West line of the East Half of the West Half of the Southeast Quarter of said Section 15;
thence South 00 degrees 58 minutes 35 seconds East 2241.43 feet along said West line of the East Half of the West Half of the Southeast Quarter to the South line of Section 15;
thence South 90 degrees 00 minutes 00 seconds East 923.00 feet along said South line of Section 15 to the point of beginning.

TRACT 183:
Cynthia R. Frank and H. Edwin Frank, as Trustees of the Cynthia R. Frank Revocable Living Trust dated April 15, 2009
FA: 411799-436
PN: 05-015-0035
PID: 3907

Easements as created by that certain Wind Energy Easement Agreement dated February 21, 2014, by and between Cynthia R. Frank and H. Edwin Frank, as Trustees of the Cynthia R. Frank Revocable Living Trust dated April 15, 2009, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612517 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
A tract of land in the Southeast Quarter of the Southeast Quarter of Section 15, Township 103 North, Range 16 West, Mower County, Minnesota, described as follows:

Commencing at the Southeast corner of said Section 15;
thence North 90 degrees 00 minutes 00 seconds West (assumed bearing) along the South line of said Section 15 a distance of 465.00 feet to the point of beginning;
thence North 03 degrees 00 minutes 00 seconds West 310.00 feet;
thence North 90 degrees 00 minutes 00 seconds West 330.00 feet;
thence South 03 degrees 00 minutes 00 seconds East 310.00 feet to the South line of said Section 15;
thence South 90 degrees 00 minutes 00 seconds East along said South line 330.00 feet to the point of beginning.

TRACT 184: - Intentionally deleted

TRACT 185:
Wellik Family Limited Partnership
FA: 411799-231
PN: 05-019-0080
PN: 05-014-0015
PID: 3305
PID: 3306
Easements as created by that certain Wind Energy Easement Agreement dated March 11, 2014, by and between Wellik Family Limited Partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611791, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:

The Southeast Quarter (SE 1/4) of Section 19, Township 103 North, Range 16 West, Mower County, Minnesota.

PARCEL 2:

That portion of the Southwest Quarter (SW 1/4) of Section 14, Township 103 North, Range 16 West, Mower County, Minnesota, lying Southwesterly of the former Chicago, Milwaukee & St. Paul Railway Company right-of-way.

TRACT 186:
Wayne S. Buresh and Phyllis A. Buresh, husband and wife, as tenants in common
FA: 411799-051
PN: 05-014-0020
PN: 05-023-0070
PID: 3354
PID: 3355

Easements as created by that certain Wind Energy Easement Agreement dated November 13, 2013, by and between, Wayne Buresh and Phyllis Buresh, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21, 2014, as Document No. 610594, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:
All that part and portion of the Southeast Quarter of Section Fourteen (14), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., which lies and is situated South of the Southerly right-of-way of the Chicago, Milwaukee and St. Paul Railroad, Mower County, Minnesota.
Parcel 2:
The West Half of the Northeast Quarter of Section Twenty-three (23), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 187:
LDJ Farms, LLC, a Minnesota Limited Liability Company
FA: 411799-417
PN: 05-019-0055
PID: 3810
Easements as created by that certain Wind Energy Easement Agreement dated January 15, 2014, by and between LDJ Farms, LLC, a Minnesota limited liability company, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 10, 2014, as Document No. 610933, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Half of the Northwest Fractional Quarter of Section 19, Township 103 North, Range 16 West, Mower County, Minnesota, Except the North 545.00 feet of the West 310.00 feet of the Northwest Quarter of the Northwest Quarter of Section 19, Township 103 North, Range 16 West, Mower County, Minnesota.

TRACT 188:
Philip A. Oswald
FA: 411799-214
PN: 05-019-0060
PID: 3321
Easements as created by that certain Wind Energy Easement Agreement dated February 21, 2014 ,by and between Philip A. Oswald, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 4 2014, as Document No. 611912, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 1 herein described.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The East Eighty (80) acres of the Southwest Quarter (SW 1/4) of Section Nineteen (19), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 189:
Cynthia Rae Anderson, Douglas E. Kiser, Jr., Carol Ann Mullen, Andre Lee Kiser, Brenda Lee Rasmussen and Kevin M. Kiser, subject to the life estate interest of Douglas E. Kiser and Elsie T. Kiser
FA: 411799-027
PN: 05-019-0020
PN: 05-019-0030
PN: 05-019-0040
PID: 3381
Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Douglas E. Kiser and Elsie T. Kiser, husband and wife, as to a life estate and Cynthia Rae Anderson, a single person, Douglas E. Kiser, Jr., and Angela Kiser, husband and wife, Carol Ann Wendt, f/k/a Carol Ann Mullen, a widowed woman, Andre Lee Kiser and Paula Kiser, husband and wife, Brenda Lee Rasmussen and Chris J. Rasmussen, husband and wife, and Kevin M. Kiser and Kolleen A. Kiser, husband and wife, as to the remainder, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612496, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:
The South Half of the Northeast Quarter (S 1/2 NE 1/4) of Section Nineteen (19), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.
Parcel 2:

The East Half of the Northwest Quarter (E 1/2 NW 1/4) of Section Nineteen (19), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.
Abstract Property

TRACT 190:
Binkley Family, LLLP
FA: 411799-394
PN: 05-019-0011
PID: 3807

Easements as created by that certain Wind Energy Easement Agreement dated February 1, 2014, by and between Binkley Family, LLLP, a Minnesota limited liability limited partnership, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612505 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half of the Northeast Quarter (N 1/2 of NE 1/4) of Section Nineteen (19), Township One Hundred Three (103), Range Sixteen (16), Mower County, Minnesota, excepting therefrom the following portion thereof:
Beginning at a point on the north line of the Northeast Quarter of Section 19, Township 103 North, Range 16 West, which point is 407.50 feet West of the Northeast corner thereof, thence West 560 feet on the north line of said quarter section; thence South 544.5 feet, at a right angle; thence East 560 feet, at a right angle; thence North 544.5 feet, at a right angle to the point of beginning; being part of the Northeast Quarter of the Northeast Quarter, Section 19, Township 103 North, Range 16 West, Mower County, Minnesota;

and further excepting the following portion thereof:

A tract of land in the Northeast Quarter of the Northeast Quarter of Section 19, Township 103 North, Range 16 West, Mower County, Minnesota described as follows:

Commencing at the Northeast corner of the Northeast Quarter of Section 19; thence North 90 degrees 00 minutes 00 seconds West (assumed bearing) 237.10 feet along the North line of said Section 19 to the point of beginning; thence continuing North 90 degrees 00 minutes 00 seconds West 170.40 feet; thence South 00 degrees 00 minutes 00 seconds West 550.00 feet; thence South 90 degrees 00 minutes 00 seconds East 180.00 feet; thence North 01 degrees 00 minutes 00 seconds West 550.08 feet to the North line of said Section 19 and the point of beginning.

TRACT 191:
Myron N. Sorensen and Delores Sorensen, husband and wife, as joint tenants
FA: 411799-399
PN: 05-020-0060
PID: 3851
Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between Myron N. Sorensen and Delores Sorensen, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21 2014, as Document No. 610582, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northwest Quarter (NW 1/4) of Section Twenty (20), Township One Hundred Three (103) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 192:
Rose Thompson also known as Rose Marie Thompson and David Billings also known as David B. Billings
FA: 411799-028
PN: 05-020-0011
PN: 05-020-0010

PID: 3380
Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between Rose Thompson, also known as Rose Marie Thompson, and Donald W. Billings, husband and wife, and David Billings, also known as David B. Billings, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014, as Document No. 610370, in the records of Mower County, Minnesota, and Corrective Memorandum of Easement Agreement dated March 12, 2014 and recorded May 5, 2014 as Document No. 612523, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The West Half of the Southeast Quarter (W 1/2 SE 1/4) of Section Twenty (20), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; Excepting therefrom the following described parcel of land:

All that part of the Southwest Quarter of the Southeast Quarter of Section Twenty (20), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:
Commencing at the Southwest corner of the Southeast Quarter of said Section 20; thence North 90 degrees 00 minutes 00 seconds East a distance of 375.00 feet, on an assumed bearing on the South line of said Southeast Quarter, to the point of beginning; thence North 00 degrees 00 minutes 00 seconds East a distance of 305.00 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 580.00 feet; thence South 00 degrees 00 minutes 00 seconds West a distance of 305.00 feet, to a point on the South line of said Southeast Quarter; thence South 90 degrees 00 minutes 00 seconds West a distance of 580.00 feet, on the South line of said Southeast Quarter, to the point of beginning.

Parcel 2:
The East Half of the Southeast Quarter (E 1/2 SE 1/4) and the Southeast Quarter of the Northeast Quarter (SE 1/4 NE 1/4) of Section Twenty (20), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.
Abstract Property

TRACT 193:
Gailyn Bergeland Johnson and John Gary Bergeland, as to an undivided 1/2 interest;
And
Gailyn Bergeland Johnson and John Gary Bergeland, as Trustee of the Barbara E. Bergeland Revocable Living Trust Agreement Dated 25th day of October, 1995, as to an undivided 1/2 interest
FA: 411799-029
PN: 05-021-0035
PID: 3379

Easements as created by that certain Wind Energy Easement Agreement dated May 2, 2014, by and between Gailyn Bergeland Johnson and John Johnson, wife and husband, John Gary Bergeland and Irene Bergeland, husband and wife, and Gailyn Bergeland Johnson and John Gary Bergeland, as Trustees of the Barbara E. Bergeland Revocable Living Trust Agreement Dated October 25, 1995, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 16, 2014, as Document No. 612787 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The West Half of the Northwest Quarter (W 1/2 NW 1/4) of Section Twenty-one (21), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Except the Northwest Quarter of the Northwest Quarter of the Northwest Quarter of said Section 21.
And
The East Half of the Northwest Quarter (E 1/2 NW 1/4) of Section Twenty-one (21), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 194: - Intentionally deleted

TRACT 195:
R & S Farms, LLC, a Minnesota limited liability company
FA: 411799-391
PN: 05-021-0055
PID: 3866

Easements as created by that certain Wind Energy Easement Agreement dated March 7, 2014, and as amended by Amendment to Wind Energy Easement Agreement, dated May 1, 2014, by and between R & S Farms, LLC, a Minnesota limited liability company, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 612774 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half of the Southwest Quarter (N 1/2 of SW 1/4) of Section Twenty-one (21), Township One Hundred Three (103) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 196:
Carol L. Pannkuk
FA: 411799-421
PN: 05-021-0045
PID: 3867

Easements as created by that certain Wind Energy Easement Agreement dated February 4, 2014 ,by and between Carol L. Pannkuk-Therneau, f/k/a Carol L. Pannkuk, and Terry Therneau, wife and husband, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611672, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Half of the Southeast Quarter (W 1/2 of SE 1/4) of Section 21, Township 103 North, Range 16 West, Mower County, Minnesota.

TRACT 197:
Robert E. Howe and JoAnn M. Howe, as Trustees of the Robert Eugene Howe Living Trust Under Agreement Dated May 11, 2015, and JoAnn M. Howe and Robert E. Howe, as Trustees of the JoAnn M. Howe Living Trust Under Agreement Dated May 11, 2015
FA: 411799-066
PN: 05-021-0041
PN: 05-028-0015
PID: 3337
PID: 3338
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Robert E. Howe and JoAnn M. Howe, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 28, 2014, as Document No. 611231, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:

The East Half of the Southeast Quarter (E 1/2 of SE 1/4) of Section 21, Township 103 North, Range 16 West, Mower County, Minnesota;

EXCEPT that portion thereof described as follows: Commencing at the Southeast corner of the Southeast Quarter of said Section 21, thence North 00 degrees 00 minutes 00 seconds East (Note: All bearings are in relationship with the East line of said Southeast Quarter) along the East line of said Southeast Quarter for a distance of 1593.78 feet to the POINT OF BEGINNING, thence North 89 degrees 14 minutes 54 seconds West for a distance of 662.00 feet, thence North 00 degrees 00 minutes 00 seconds East for a distance of 265.00 feet, thence South 89 degrees 14 minutes 54 seconds East for a distance of 662.00 feet to the East line of said Southeast Quarter, thence South 00 degrees 00 minutes 00 seconds West along said East line for a distance of 265.00 feet to the POINT OF BEGINNING.

PARCEL 2:
The East Half of the Northeast Quarter (E 1/2 of NE 1/4) of Section 28, Township 103 North, Range 16 West, in Mower County, Minnesota;

EXCEPT the following described property: Commencing at the northeast corner of the Northeast Quarter of said Section 28, thence South 00 degrees 00 minutes 00 seconds West (Note: All bearings are in relationship with the east line of said Northeast Quarter) along the east line of said Northeast Quarter for a distance of 741.00 feet to the POINT OF BEGINNING, thence continue South 00 degrees 00 minutes 00 seconds West along said east line for a distance of 66.05 feet, thence North 87 degrees 41 minutes 09 seconds West for a distance of 716.11 feet, thence South 01 degree 54 minutes 32 seconds West for a distance of 241.64 feet, thence North 88 degrees 57 minutes 17 seconds West for a distance of 315.00 feet, thence North 01 degree 54 minutes 32 seconds East for a distance of 465.00 feet, thence South 88 degrees 57 minutes 17 seconds East for a distance of 315.00 feet; thence South 01 degree 54 minutes 32 seconds West for a distance of 157.36 feet, thence South 87 degrees 41 minutes 09 seconds East for a distance of 713.91 feet to the POINT OF BEGINNING.

TRACT 198:
LaVonne Siewert, a widowed woman
FA: 411799-057
PN: 05-021-0020
PN: 05-021-0010
PN: 05-022-0040
PID: 3353
PID: 3352
PID: 3351
Easements as created by that certain Wind Energy Easement Agreement dated December 4, 2013, by and between LaVonne Siewert, a widowed woman, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014, as Document No. 610356, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northeast Quarter of Section 21, Township 103 North, Range 16 West, except the West 100 acres thereof, and except the right of way of the Chicago Great Western Railway;

AND

The West 100 acres of the Northeast Quarter of Section 21, Township 103 North, Range 16 West, Mower County, Minnesota;
AND
The West Half of the Northwest Quarter of Section 22, Township 103 North, Range 16 West, except the right of way of the Chicago Great Western Railway.

TRACT 199:
LaVonne Siewert, a widowed woman
FA: 411799057A

PN: 05-950-0050
PN: 05-950-0060
PID: 3876
PID: 3877
Easements as created by that certain Wind Energy Easement Agreement dated December 4, 2013, by and between LaVonne Siewert, a widowed woman, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014, as Document No. 610356, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The old Chicago and Northwestern Railroad Right-of-Way across the East Half of the Northeast Quarter (E1/2 NE1/4) in Section Twenty-one (21), Township One Hundred Three North (103N), Range Sixteen West (16W), Mower County, Minnesota.

Parcel 2:

All that part of the real estate hereinafter described that is situated in the West Half of the Northwest Quarter of Section 22, Township 103 North, Range 16 West:
The old Chicago and Northwestern Railroad Right-of-Way across the West Half (W1/2), in Section Twenty-two (22), Township One Hundred Three North (103N), Range Sixteen West (16W), Mower County, Minnesota.

TRACT 200:
John D. Gourley
FA: 411799-396
PN: 05-022-0020
PID: 3870

Easements as created by that certain Wind Energy Easement Agreement dated January 25, 2014, by and between John D. Gourley, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611647, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Half of the Southwest Quarter (W 1/2 of SW 1/4) of Section Twenty-two (22), Township One Hundred Three (103) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 201:
James V. Tapp and Carol J. Hanson, as Co-trustees of the Mildred G. Tapp Trust created by Trust Agreement dated February 10, 2009
FA: 411799-032
PN: 05-022-0030
PID: 3376
Easements as created by that certain Wind Energy Easement Agreement dated February 25, 2014, by and between James V. Tapp and Carol J. Hanson, Co-Trustees of the Mildred G. Tapp Trust created by Trust Agreement dated February 10, 2009 and First Amendment to Trust Agreement of Mildred G. Tapp dated April 24, 2009, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611810, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Northwest Quarter (E 1/2 NW 1/4) and the East Half of the Southwest Quarter (E 1/2 SW 1/4) of Section Twenty-two (22), Township One Hundred Three (103) North,

Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Excluding Block 1, Tapp's Acres in the Northeast Quarter of the Northwest Quarter of Section Twenty-two (22), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 202:
Theodore A. Frank and Kimberly A. Frank, as Trustees of Theodore A. Frank Revocable Living Trust dated April 8, 2009, as to an undivided 1/2 interest,
And
Kimberly A. Frank and Theodore A. Frank as Trustees of the Kimberly A. Frank Revocable Living Trust dated April 8, 2009, as to an undivided 1/2 interest
FA: 411799-031
PN: 05-022-0015
PID: 3377

Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Theodore A. Frank and Kimberly A. Frank, as Trustees of Theodore A. Frank Revocable Living Trust dated April 8, 2009, as to an undivided one-half interest, and Kimberly A. Frank and Theodore A. Frank, as Trustees of the Kimberly A. Frank Revocable Living Trust dated April 8, 2009, as to an undivided one-half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612513 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southeast Quarter (SE 1/4) of Section Twenty-two (22), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Excepting therefrom the railroad right-of-way, And Also Excepting therefrom the following tract:
The West 440.00 feet of the South 405.00 feet of the Southwest Quarter of the Southeast Quarter of Section 22, Township 103 North, Range 16 West, Mower County, Minnesota.

TRACT 203:

H. Edwin Frank and Cynthia R. Frank, as Trustees of the H. Edwin Frank Revocable Living Trust dated April 15, 2009,
and
Cynthia R. Frank and H. Edwin Frank, as Trustees of the Cynthia R. Frank Revocable Living Trust dated April 15, 2009
FA: 411799-030
PN: 05-022-0061
PN: 05-022-0060
PID: 3378

Easements as created by that certain Wind Energy Easement Agreement dated February 21, 2014, by and between H. Edwin Frank and Cynthia R. Frank, as Trustees of the H. Edwin Frank Revocable Living Trust dated April 15 2009, and Cynthia R. Frank and H. Edwin Frank, as Trustees of the Cynthia R. Frank Revocable Living Trust dated April 15, 2009, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612518 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The South Half of the Northeast Quarter (S 1/2 NE 1/4) and the Northeast Quarter of the Northeast Quarter (NE 1/4 NE 1/4) of Section Twenty-two (22), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; Excepting therefrom the following described parcel of land:

All that part of the Northeast Quarter of Section Twenty-two (22), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:

Commencing at the Northeast corner of the Northeast Quarter of said Section 22; thence South a distance of 816.25 feet, on an assumed bearing on the East line of said Northeast Quarter, to the point of beginning; thence West a distance of 382.00 feet, at a right angle; thence South a distance of 248.00 feet, at a right angle; thence East a distance of 382.00 feet, at a right angle, to the East line of said Northeast Quarter; thence North a distance of 248.00 feet, at a right angle, on the East line of said Northeast Quarter, to the point of beginning.

Also Excepting therefrom the following described tract:

All that part of the Northeast Quarter of Section Twenty-two (22), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:
Commencing at the Northeast corner of the Northeast Quarter of said Section 22; thence South a distance of 816.25 feet, on an assumed bearing on the East line of said Northeast Quarter, to the point of beginning; thence West a distance of 382.00 feet, at a right angle; thence North a distance of 451.00 feet, at a right angle; thence East a distance of 382.00 feet, at a right angle, to the East line of said Northeast Quarter; thence South a distance of 451.00 feet, at a right angle, on the East line of said Northeast Quarter to the point of beginning.

Parcel 2:

Northwest Quarter of the Northeast Quarter (NW 1/4 NE 1/4) of Section Twenty-two (22), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; Excepting therefrom the following described parcel of land:

The North 395.00 feet of the East 465.00 feet of the Northwest Quarter of the Northeast Quarter of Section 22, Township 103 North, Range 16 West, Mower County, Minnesota.

Parcel 3:

All that part of the Northeast Quarter of Section Twenty-two (22), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:
Commencing at the Northeast corner of the Northeast Quarter of said Section 22; thence South a distance of 816.25 feet, on an assumed bearing on the East line of said Northeast Quarter, to the point of beginning; thence West a distance of 382.00 feet, at a right angle; thence South a distance of 248.00 feet, at a right angle; thence East a distance of 382.00 feet, at a right angle, to the East line of said Northeast Quarter; thence North a distance of 248.00 feet, at a right angle, on the East line of said Northeast Quarter, to the point of beginning.

TRACT 204:
Herman H. Frank and H. Margery Frank, as Trustees of the Herman H. Frank Revocable Living Trust dated June 22, 2006, as to an undivided 1/2 interest in Parcel 1;
H. Margery Frank and Herman H. Frank, as Trustees of the H. Margery Frank Revocable Living Trust dated June 22, 2006, as to an undivided 1/2 interest in Parcel 1;
FA: 411799-033
PN: 05-023-0060
PN: 05-023-0050
PN: 05-023-0015
PN: 05-023-0010
PN: 05-023-0020
PID: 3375
Easements as created by that certain Wind Energy Easement Agreement dated February 21, 2014, by and between Herman H. Frank and H. Margery Frank, as Trustees of the Herman H. Frank Revocable Living Trust dated June 22, 2006, as to an undivided one-half interest, and H. Margery Frank and Herman H. Frank, as Trustees of the H. Margery Frank Revocable Living Trust dated June 22, 2006, as to an undivided one-half interest, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611660, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession, as to Parcel 1 herein described.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

Section Twenty-three (23), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, Except the South Half of the Southeast Quarter thereof; and Except the West Half of the Northeast Quarter thereof;

Excepting a tract of land in the Northwest Quarter of the Southwest Quarter of Section Twenty-three (23), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:
Commencing at the West Quarter corner of said Section 23; thence South 605.00 feet along the West line of said Section 23 to the point of beginning; thence continuing South along said West line 260.00 feet; thence East perpendicular to said West line 270.00 feet; thence North parallel to said West line 260.00 feet; thence West perpendicular to said West line 270.00 feet to the point of beginning.

Also Excepting the following described parcel of land:
A tract of land in the Northwest Quarter of the Southwest Quarter of Section Twenty-three (23), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota, described as follows:
Commencing at the West Quarter of said Section 23; thence South 00 degrees 00 minutes 00 seconds East (assumed bearing) 430.00 feet along the West line of said Section 23 to the point of beginning;
Thence North 87 degrees 00 minutes 00 seconds East 590.81 feet;
Thence South 00 degrees 00 minutes 00 seconds East 295.92 feet;
Thence North 90 degrees 00 minutes 00 seconds West 320.00 feet;
Thence North 00 degrees 00 minutes 00 seconds East 90.00 feet;
Thence North 90 degrees 00 minutes 00 seconds West 270.00 feet to the West line of said Section 23;
Thence North 00 degrees 00 minutes 00 seconds East 175.00 feet to the point of beginning.

TRACT 205: - Intentionally deleted

TRACT 206:
Reuter Land, LLC, a Wyoming Limited Liability Company
FA: 411799-220
PN: 05-030-0010
PN: 05-030-0020
PN: 05-030-0040
PN: 05-029-0040
PID: 3317
PID: 3318
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Reuter Land, LLC, a Wyoming limited liability company, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611815, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northeast Quarter (NE 1/4), the Southeast Quarter (SE 1/4), and the Northwest Quarter (NW 1/4), all of Section 30, Township 103 North, Range 16 West, Mower County, Minnesota;

AND

The South three-fourths of the Northwest Quarter of the Southwest Quarter (S 3/4 of NW 1/4 of SW 1/4) and the Southwest Quarter of the Southwest Quarter (SW 1/4 of SW 1/4) of Section 29, Township 103 North, Range 16 West, Mower County, Minnesota.

TRACT 207:
Jerome M. Rolfson and Jeanne L. Rolfson, as joint tenants
FA: 411799-222
PN: 05-029-0030
PID: 3315

Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between Ordella M. Rolfson, a single woman, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21, 2014, as Document No. 610580, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half of the Northwest Quarter, Section 29, Township 103 North, Range 16 West, Mower County, Minnesota.

TRACT 208:
Charles Hinderaker and Shirley Hinderaker, husband and wife, as joint tenants
FA: 411799-388
PN: 05-029-0050
PID: 3859
Easements as created by that certain Wind Energy Easement Agreement dated November 13, 2013, by and between Charles Hinderaker and Shirley Hinderaker, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21, 2014, as Document No. 610604, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The East Half of the Southwest Quarter of Section 29, Township 103 North, Range 16 West, Mower County, Minnesota; Excepting therefrom the following described tract:

Beginning at the Southwest corner of the Southeast Quarter of the Southwest Quarter of said Section 29;
thence East on the South section line a distance of 13 rods and 16 1/3 links;
thence North parallel with the North-South quarter line a distance of 12 rods and 16 1/3 links;
thence West parallel with the South section line to the quarter-quarter line a distance of 13 rods and 16 1/3 links, more or less;
thence South along said quarter-quarter line to the point of beginning.

Abstract Property

TRACT 209:
Gene G. Tapp and Bridget Tapp, husband and wife, as joint tenants; Gene G. Tapp and Bridget Tapp, as Trustees of the Gene G. Tapp Revocable Living Trust dated June 19, 2012, as to an undivided 1/2 interest and Bridget Tapp and Gene G. Tapp, as Trustees of the Bridget Tapp Revocable Living Trust dated June 19, 2012, as to an undivided 1/2 interest, vendors, and Branden J. Tapp, vendee, of Contract for Deed recorded as Document No. 565349 and Assignment of Contract for Deed recorded as Document No. 599274
FA: 411799-043
PN: 05-029-0061
PID: 3359
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Branden J. Tapp, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, subject to the interests of Gene G. Tapp and Bridget Tapp, husband and wife, as joint tenants; subject to the interests of Gene G. Tapp and Bridget Tapp, as Trustees of the Gene G. Tapp Revocable Living Trust dated June 19, 2012, as to an undivided 1/2 interest and Bridget Tapp and Gene G. Tapp, as Trustees of the Bridget Tapp Revocable Living Trust dated June 19, 2012, as to an undivided 1/2 interest, vendors under Contract for Deed recorded as Document No. 565349 and Assignment of Contract for Deed recorded as Document No. 599274, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611807, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southeast Quarter of the Northeast Quarter (SE 1/4 of NE 1/4) and the Northeast Quarter of the Southeast Quarter (NE 1/4 of SE 1/4) all in Section 29, Township 103 North, Range 16 West, Mower County, Minnesota.

TRACT 210:
Timothy Bernatz and Joy Bernatz, husband and wife, as joint tenants
FA: 411799-423
PN: 05-029-0060
PID: 3860

Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between, Timothy Bernatz and Joy Bernatz, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 8, 2014, as Document No. 610374, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southeast Quarter of the Southeast Quarter in Section 29, Township 103, Range 16 West, Mower County, Minnesota.

TRACT 211:
R&S Farms, L.L.C. a Minnesota limited liability company
FA: 411799-041
PN: 05-028-0080
PN: 05-028-0085
PID: 3360

Easements as created by that certain Wind Energy Easement Agreement dated April 14, 2014, by and between Raymond W. Dietrich and Sharon K. Dietrich, husband and wife, and Pleasant

Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 15, 2014, as Document No. 612777 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half of the South Half of the Northwest Quarter (N 1/2 S 1/2 NW 1/4) of Section Twenty-eight (28), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 212:
Donald A. Igou and Geneva H. Igou, husband and wife
FA: 411799-059
PN: 05-027-0010
PN: 05-028-0040
PID: 3347
PID: 3348
Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Donald A. Igou and Geneva H. Igou, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 28, 2014, as Document No. 611235, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The Northwest Quarter (NW 1/4) of Section Twenty-seven (27), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota; excepting therefrom any railroad right of way.

Parcel 2:

The Southwest Quarter of the Southeast Quarter (SW 1/4 SE 1/4), Except the South 30 rods thereof, and the East Half of the Southeast Quarter (E 1/2 SE 1/4) of Section Twenty-eight (28), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.
And
The Northwest Quarter of the Southeast Quarter (NW 1/4 SE 1/4) and the Northeast Quarter of the Southwest Quarter (NE 1/4 SW 1/4) and the South Half of the South Half of the Northwest Quarter (S 1/2 S 1/2 NW 1/4), all in Section Twenty-eight (28), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.

TRACT 213:
John LaLone and Vivian LaLone, as joint tenants
FA: 411799-200
PN: 05-028-0075
PID: 3326

Easements as created by that certain Wind Energy Easement Agreement dated March 5, 2014, by and between John LaLone and Vivian LaLone, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612501 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Half of the Southwest Quarter (W 1/2 of SW 1/4) and the Southeast Quarter of the Southwest Quarter (SE 1/4 of SW 1/4) of Section 28, Township 103 North, Range 16 West, Mower County, Minnesota; EXCEPT the following described tract:

All that part of the Southwest Quarter of Section 28, Township 103 North, Range 16 West, Mower County, Minnesota, described as follows: Commencing at the southeast corner of the southwest Quarter of said Section 28; thence North 00 degrees 19 minutes 22 seconds East a distance of 480.08 feet, on the east line of said Southwest Quarter; thence North 87 degrees 27 minutes 21 seconds West a distance of 601.70 feet; thence South 01 degrees 37 minutes 25 seconds West a distance of 501.12 feet, to a point on the south line of said Southwest Quarter; thence South 89 degrees 27 minutes 05 seconds East a distance of 612.63 feet, on the south line of said Southwest Quarter, to the point of beginning.

TRACT 214:
Raymond J. Tucker
FA: 411799-419
PN: 05-027-0031
PID: 3885
Easements as created by that certain Wind Energy Easement Agreement dated December 31, 2013, by and between Raymond J. Tucker, a single man, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded February 10, 2014, as Document No. 610943, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southwest Quarter of Section 27, Township 103 North, Range 16 West, Except 1 acre in square form in the Southwest corner thereof, formerly used for school purposes, Mower County, Minnesota;

and Excepting the following:

A tract of land in the Southwest Quarter of Section 27, Township 103 North, Range 16 West, Mower County, Minnesota described as follows:

Commencing at the Southwest corner of said Southwest Quarter of Section 27;
thence North 90 degrees 00 minutes 00 seconds East (assumed bearing) 630.00 feet along the South line of said Southwest Quarter to the point of beginning thence North 00 degrees 00 minutes 00 seconds East 210.00 feet;
thence North 90 degrees 00 minutes 00 East 310.00 feet;
thence South 00 degrees 00 minutes 00 seconds West 210.00 feet to said South line of Southwest Quarter;
thence South 90 degrees 00 minutes 00 seconds West 310.00 feet along said South line to the point of beginning.

Also Excepting therefrom the following tract of land:

A tract of land in the Southwest Quarter of Section 27, Township 103 North, Range 16 West, Mower County, Minnesota described as follows:
Commencing at the Southwest corner of said Southwest Quarter of Section 27;
thence North 90 degrees 00 minutes 00 seconds East (assumed bearing) 400.00 feet along the South line of said Southwest Quarter to the point of beginning;
thence North 00 degrees 00 minutes 00 seconds East 500.00 feet;
thence North 90 degrees 00 minutes 00 seconds East 1,000.00 feet;
thence South 00 degrees 00 minutes 00 seconds West 500.00 feet to said South line of Southwest Quarter;
thence South 90 degrees 00 minutes 00 seconds West 1000.00 feet along said South line to the point of beginning.

TRACT 215:
Roger W. Hofner and Sonya M. Hofner

FA: 411799-190
PN: 05-027-0020
PID: 3330
Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between Roger W. Hofner and Sonya M. Hofner, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21, 2014, as Document No. 610606, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Northeast Quarter (NE 1/4) of Section 27, Township 103 North, Range 16 West, and the Old Chicago & Northwestern Railroad right-of-way across the northeast corner of the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4) and across the East Half (E 1/2) of Section 27, Township 103 North, Range 16 West, Mower County, Minnesota; EXCEPT the following described parcel:
A tract of land in the Northeast Quarter of Section 27, Township 103 North, Range 16 West, Mower County, Minnesota, described as follows: Beginning at the Northeast corner of said Northeast Quarter of Section 27, thence South 00 degrees 51 minutes 09 seconds East (assumed bearing) 2656.04 feet along the East line of said Northeast Quarter; thence North 89 degrees 44 minutes 13 seconds West 1001.99 feet along the South line of said Northeast Quarter to the Easterly right-of-way line of the now abandoned railroad; thence North 32 degrees 19 minutes 30 seconds West 2022.34 feet along said Easterly right-of-way line; thence North 57 degrees 40 minutes 30 seconds East 30.00 feet along said Easterly right-of-way line; thence North 32 degrees 19 minutes 30 seconds West 450.00 feet along said Easterly right-of-way line; thence North 49 degrees 01 minutes 27 seconds West 104.40 feet along said Easterly right-of-way line; thence North 32 degrees 19 minutes 30 seconds West 565.00 feet along said Easterly right-of-way line to the North line of said Northeast Quarter of Section 27; thence North 90 degrees 00 minutes 00 seconds East 2640.07 feet along said North line of the Northeast Quarter to the point of beginning.

TRACT 216:

Robert Broin, the Trustee of the Broin Grandchild Trusts dated November 29, 2007
FA: 411799-058
PN: 05-026-0015
PN: 05-026-0041
PN: 05-027-0060
PN: 05-027-0025
PID: 3349
PID: 3284

Easements as created by that certain Wind Energy Easement Agreement dated February 25, 2014, by and between Robert Broin, as Trustee of the Broin Grandchild Trusts dated November 29, 2007, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612199 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
PARCEL 1:
That part of the North Half of Section 26, Township 103 North, Range 16 West, Mower County, Minnesota, lying North and West of U.S. Highway Interstate 90;

EXCEPT: A tract of land in the Northeast Quarter of Section 26, Township 103 North, Range 16 West, Mower County, Minnesota, described as follows: Commencing at the Northwest corner of said Northeast Quarter of Section 26; thence North 90 degrees 00 minutes 00 seconds East (assumed bearing) along the North line of said Northeast Quarter 375.00 feet to the point of beginning; thence South 00 degrees 00 minutes 00 seconds West 1158.00 feet to the Northerly right-of-way line of Interstate 90; thence North 48 degrees 17 minutes 32 seconds East 239.00 feet along said right-of-way line; thence South 41 degrees 42 minutes 28 seconds East 20.00 feet along said right-of-way line; thence North 48 degrees 17 minutes 32 seconds East 1523.96 feet along said right-of-way line to the North line of said Northeast Quarter; thence South 90 degrees 00 minutes 00 seconds West 1329.51 feet along said North line of the Northeast Quarter to the point of beginning;

ALSO EXCEPT: That part of the above described property conveyed to the State of Minnesota in the deed recorded June 13, 1986 as Document No. 374167 in Book 409 of Deeds, page 538; more particularly described as follows: That part of the above described property which lies southeasterly of a line run parallel with and distant 204 feet northwesterly of Line 1 described below:

Line 1: From a point on the north line of said Section 26, distant 653.92 feet west of the northeast corner thereof, run southwesterly at an angle of 41 degrees 44 minutes 00 seconds from said north section line (measured from west to south) for 1724.77 feet to the point of beginning of Line 1 to be described; thence continue southwesterly on the last described course for 1987.48 feet; thence deflect to the left on a 00 degree 59 minute 59 second curve (delta angle6 degrees 54 minutes 00 seconds) for 690.24 feet; thence on tangent to said curve for 1900 feet and there terminating.

PARCEL 2:
That part of the West Half of the Southwest Quarter (W 1/2 of SW 1/4) of Section 26, Township 103 North, Range 16 West, Mower County, Minnesota, lying North and West of the right-of-way of Interstate 90, Mower County, Minnesota;

EXCEPT: That part of the above described property conveyed to the State of Minnesota in the deed recorded June 13, 1986 as Document No. 374167 in Book 409 of Deeds, page 538; more particularly described as follows: That part of the above described property which lies southeasterly of a line run parallel with and distant 204 feet northwesterly of Line 1 described below:

Line 1: From a point on the north line of said Section 26, distant 653.92 feet west of the northeast corner thereof, run southwesterly at an angle of 41 degrees 44 minutes 00 seconds from said north section line (measured from west to south) for 1724.77 feet to the point of beginning of Line 1 to be described; thence continue southwesterly on the last described course for 1987.48 feet; thence deflect to the left on a 00 degree 59 minute 59 second curve (delta angle6 degrees 54 minutes 00 seconds) for 690.24 feet; thence on tangent to said curve for 1900 feet and there terminating.

PARCEL 3:
Beginning at the Northeast corner of the Southeast Quarter of Section 27, Township 103 North, Range 16 West, Mower County, Minnesota; thence South on the East line of said Section 27, 1473 feet, more or less, to the Easterly right-of-way line of the Chicago Great Western Railroad; thence Northwesterly along said right-of-way line to the North line of the Southeast Quarter of said Section 27, at a point that is 983 feet, more or less, from the place of beginning; thence East 983 feet, more or less, to the place of beginning;

EXCEPT: That part of the above described property conveyed to the State of Minnesota in the deed recorded June 13, 1986 as Document No. 374167 in Book 409 of Deeds, page 538; more particularly described as follows: That part of the above described property which lies southeasterly of a line run parallel with and distant 204 feet northwesterly of Line 1 described below:

Line 1: From a point on the north line of said Section 26, distant 653.92 feet west of the northeast corner thereof, run southwesterly at an angle of 41 degrees 44 minutes 00 seconds from said north section line (measured from west to south) for 1724.77 feet to the point of beginning of Line 1 to be described; thence continue southwesterly on the last described course for 1987.48 feet; thence deflect to the left on a 00 degree 59 minute 59 second curve (delta angle6 degrees 54 minutes 00 seconds) for 690.24 feet; thence on tangent to said curve for 1900 feet and there terminating.

PARCEL 4:
A tract of land in the Northeast Quarter of Section 27, Township 103 North, Range 16 West, Mower County, Minnesota, described as follows: Beginning at the Northeast corner of said Northeast Quarter of Section 27, thence South 00 degrees 51 minutes 09 seconds East (assumed bearing) 2656.04 feet along the East line of said Northeast Quarter; thence North 89 degrees 44 minutes 13 seconds West 1001.99 feet along the South line of said Northeast Quarter to the Easterly right-of-way line of the now abandoned railroad; thence North 32 degrees 19 minutes 30 seconds West 2022.34 feet along said Easterly right-of-way line; thence North 57 degrees 40 minutes 30 seconds East 30.00 feet along said Easterly right-of-way line; thence North 32 degrees 19 minutes 30 seconds West 450.00 feet along said Easterly right-of-way line; thence North 49 degrees 01 minutes 27 seconds West 104.40 feet along said Easterly right-of-way line; thence North 32 degrees 19 minutes 30 seconds West 565.00 feet along said Easterly right-of-way line to the North line of said Northeast Quarter of Section 27; thence North 90 degrees 00 minutes 00 seconds East 2640.07 feet along said North line of the Northeast Quarter to the point of beginning.

TRACT 217:
Thomas Hamilton and Andrew Hamilton
FA: 411799-438
PN: 05-027-0080
PID: 3882

Easements as created by that certain Wind Energy Easement Agreement dated March 28, 2014, by and between Thomas Hamilton, a single person, and Andrew Hamilton, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 19, 2014, as Document No. 612834, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:

The North 1085.00 feet of the West 710.00 feet of the Northwest Quarter of the Southeast Quarter of Section 27, Township 103 North, Range 16 West, Mower County, Minnesota.

TRACT 218:
Great River Energy, a Minnesota cooperative corporation
FA: 411799-330
PN: 14-013-0020
PID:

Easements as created by that certain Easement Agreement dated May 27, 2014, by and between Great River Energy, a Minnesota cooperative corporation, and Pleasant Valley Wind, LLC, a Delaware limited liability company, recorded June 3, 2014, as Document No. 613154, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
An 80 foot wide easement for transmission line purposes lying over, under and across part of the Northwest Quarter of Section Nineteen (19), Township One Hundred Four (104) North, Range Fifteen (15) West of the 5th P.M., Mower County, Minnesota. The centerline of said easement is described as follows:
Commencing at the northeast corner of said Northwest Quarter; thence South 88 degrees 45 minutes 09 seconds West, assumed bearing, along the north line of said Northwest Quarter, a distance of 760.61 feet to the point of beginning of said centerline to be described; thence South 00 degrees 51 minutes 18 seconds East, a distance of 1308.30 feet and said centerline there terminating.
The side lines shall be prolonged or shortened to terminate on said north line of the Northwest Quarter.

TRACT 219:
Wayne Diekrager, as to Parcels 1, 2, 4, 5
and
Wayne A. Diekrager, as to Parcels 3 and 6
FA: 411799-450
PN: 17-024-0050
PN: 17-024-0060
PN: 17-021-0040

PN: 17-021-0051
PN: 17-023-0010
PN: 17-016-0031
PN: 17-014-0031
PID:

Easements as created by that certain Wind Energy Easement Agreement dated April 11, 2014, by and between Wayne A. Diekrager and Marion L. Diekrager, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612488, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

The West Half of the Northwest Quarter and the Northwest Quarter of the Southwest Quarter, all in Section 24, Township 104 North, Range 16 West of the 5th Principal Meridian, Mower County, Minnesota.

Parcel 2:

The North Half of the Northwest Quarter of Section 21, Township 104 North, Range 16 West, Mower County, Minnesota.

Parcel 3:

The South Half of the Northwest Quarter of Section 21, Township 104 North, Range 16 West, Mower County, Minnesota.

Parcel 4:

Section 23, Excepting therefrom the following two (2) tracts:

Commencing at a point 108 rods West and 2 rods North from the corner post at the Southeast corner of the Southeast Quarter;
thence 11 1/2 rods North;
thence 14 rods West;
thence 11 1/2 rods South;
thence 14 rods East, said lot containing 161 square rods;

and

Commencing at the Southeast corner;
thence West along the South line of said section 1785 feet to the place of beginning of the tract of land to be described;
thence West along the South line 268.06 feet;
thence deflecting North 90 degrees 00 minutes 325 feet;
thence deflecting East 90 degrees 00 minutes 268.06 feet;
thence deflecting South 90 degrees 00 minutes 325 feet to the place of beginning;

in Section 23, Township 104 North, Range 16 West, Mower County, Minnesota.

Parcel 5:

The Southwest Quarter of Section 16, Except the East 970 feet of the South 675 feet thereof, Township 104 North, Range 16 West, Mower County, Minnesota.

Parcel 6:

All that part of the Northwest Quarter and the Southwest Quarter of Section 14, Township 104 North, Range 16 West, Mower County, Minnesota, lying South of the following described line:

Commencing at the Northwest corner of the Northwest Quarter of said Section 14;
thence South 00 degrees 06 minutes 44 seconds West a distance of 3389.0 feet, on an assumed bearing on the West line of said Northwest Quarter and the Southwest Quarter in Section 14, to a point on the centerline of a drainage ditch, which is the point of beginning of the line to be described;
thence South 89 degrees 08 minutes 07 seconds East a distance of 900.5 feet, on the centerline of said drainage ditch;
thence Northeasterly a distance of 325.84 feet, on the centerline of said drainage ditch, on a tangential curve, concave to the Northwest, with a radius of 204.00 feet and a central angle of 91 degrees 30 minutes 59 seconds;
thence North 00 degrees 39 minutes 06 seconds West a distance of 631.59 feet, on a tangential line;
thence Northeasterly a distance of 829.33 feet, on the centerline of said drainage ditch, on a tangential curve, concave to the

Southeast, with a radius of 591.00 feet and a central angle of 80 degrees 24 minutes 03 seconds;
thence North 79 degrees 44 minutes 57 seconds East a distance of 1066.5 feet, on a tangential line, to a point on the East line of the Northwest Quarter of said Section 14, which is 3584 feet North of the Southeast corner of the Southwest Quarter of said Section 14, and there terminating.

Except the following described parcel:

That part of the Southwest Quarter of the Southwest Quarter of Section 14, Township 104 North, Range 16 West, described as follows:

Commencing at the Southwest corner of Section 14, Township 104 North, Range 16 West;
thence 688.0 feet East along the South line of said Section 14, said line also being the centerline of a public roadway to a point hereinafter called the point of beginning;
thence Northerly 450.00 feet at a deflection angle of 90 degrees left;
thence Easterly 320.00 feet at a deflection angle of 90 degrees right;
thence Southerly 450.00 feet at a deflection angle of 90 degrees right to a point on the South line of said Section 14;
thence Westerly 320.00 feet at a deflection angle of 90 degrees right along said South line of Section 14, said line also being the centerline of said public roadway to the point of beginning.

Also Excepting therefrom the North 82 acres thereof.

TRACT 220:

Wayne A. Diekrager subject to the vendee interest of Mark J. Diekrager pursuant to Contract For Deed recorded May 15, 1995, in Book 494, page 310
FA: 411799-451
PN: 17-014-0035
PN: 17-014-0075
PID:

Easements as created by that certain Wind Energy Easement Agreement dated April 11, 2014, by and between Mark J. Diekrager and Michelle K. Diekrager, husband and wife, vendee, and Wayne A. Diekrager and Marion L. Diekrager, husband and wife, Vendor, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612486, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North 82 acres of the following described property:

All that part of the Northwest Quarter and the Southwest Quarter of Section 14, Township 104 North, Range 16 West, Mower County, Minnesota, lying South of the following described line:

Commencing at the Northwest corner of the Northwest Quarter of said Section 14;
thence South 00 degrees 06 minutes 44 seconds West a distance of 3389.0 feet, on an assumed bearing on the West line of said Northwest Quarter and the Southwest Quarter in Section 14, to a point on the centerline of a drainage ditch, which is the point of beginning of the line to be described;
thence South 89 degrees 08 minutes 07 seconds East a distance of 900.5 feet, on the centerline of said drainage ditch;

thence Northeasterly a distance of 325.84 feet, on the centerline of said drainage ditch, on a tangential curve, concave to the Northwest, with a radius of 204.00 feet and a central angle of 91 degrees 30 minutes 59 seconds;
thence North 00 degrees 39 minutes 06 seconds West a distance of 631.59 feet, on a tangential line;
thence Northeasterly a distance of 829.33 feet, on the centerline of said drainage ditch, on a tangential curve, concave to the Southeast , with a radius of 591.00 feet and a central angle of 80 degrees 24 minutes 03 seconds;
thence North 79 degrees 44 minutes 57 seconds East a distance of 1066.5 feet, on a tangential line, to a point on the East line of the Northwest Quarter of said Section 14, which is 3584 feet North of the Southeast corner of the Southwest Quarter of said Section 14, and there terminating.

Except the following described parcel:

That part of the Southwest Quarter of the Southwest Quarter of Section 14, Township 104 North, Range 16 West, described as follows:

Commencing at the Southwest corner of Section 14, Township 104 North, Range 16 West;
thence 688.0 feet East along the South line of said Section 14, said line also being the centerline of a public roadway to a point hereinafter called the point of beginning;
thence Northerly 450.00 feet at a deflection angle of 90 degrees left;
thence Easterly 320.00 feet at a deflection angle of 90 degrees right;
thence Southerly 450.00 feet at a deflection angle of 90 degrees right to a point on the South line of said Section 14;

thence Westerly 320.00 feet at a deflection angle of 90 degrees right along said South line of Section 14, said line also being the centerline of said public roadway to the point of beginning.

TRACT 221:
Marion L. Diekrager
FA: 411799-452
PN: 17-021-0020
PID:

Easements as created by that certain Wind Energy Easement Agreement dated April 11, 2014, by and between Wayne A. Diekrager and Marion L. Diekrager, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612488, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half of the Northeast Quarter (N 1/2 of the NE 1/4) of Section Twenty-one (21), Township One Hundred Four (104) North, Range Sixteen (16) West, Mower County, Minnesota.

TRACT 222:
Edward B. McMenomy, Anne F. McMenomy and Edward B. McMenomy, Jr., Trustees of the Edward B. McMenomy Trust dated February 29, 1996
FA: 411799-454
PN: 17-022-0015
PID:
Easements as created by that certain Wind Energy Easement Agreement dated February 25, 2014 ,by and between Edward B. McMenomy, Anne F. McMenomy, and Edward B., McMenomy, Jr., Trustees of the Edward B. McMenomy Trust dated February 29, 1996, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded March 25, 2014, as Document No. 611649, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half of Section 22, Township 104 North, Range 16 West, Mower County, Minnesota, less and excepting the following described tract of land, to-wit:

A tract of land in the Northeast Quarter of Section 22, Township 104 North, Range 16 West, Mower County, Minnesota, described as follows:
Commencing at the Northeast corner of said Section 22;
thence South 750.00 feet along the East line of said Northeast Quarter to the point of beginning;
thence continuing South 1050.00 feet along said East line of Section 22;
thence West 540.00 feet perpendicular to said East line of Section 22;
thence North 1050.00 feet parallel to said East line of Section 22;
thence East 540.00 feet perpendicular to said East line of Section 22 to the point of beginning.

TRACT 223: - Intentionally deleted

TRACT 224:
Burton T. Berge, James E. Risius and Robert Berge
FA: 411799-246
PN: 17-024-0040
PID:

Easements as created by that certain Wind Energy Easement Agreement dated March 11, 2014, by and between Burton T. Berge and Susan M. Everts-Berge, husband and wife, James Risius, widower and survivor of Janice L. Risius, and Robert Berge, a single man, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612530 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The North Half of the East Half of the Northwest Quarter (N 1/2 of E 1/2 of NW 1/4) of Section 24, Township 104 North, Range 16 West, Mower County, Minnesota.

[Tracts 225 and 226 included with the Dodge County, Minnesota Properties]

TRACT 227:
Larry R. Sparks and Sharon Sparks, husband and wife, as joint tenants
FA: 411799-069
PN: 17-017-0020
PID: 3440
Easements as created by that certain Wind Energy Easement Agreement dated November 21, 2013, by and between Larry R. Sparks and Sharon Sparks, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded January 21 2014, as Document No. 610590, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South Half of the Northeast Quarter (S 1/2 of NE 1/4) of Section 17, Township 104 North, Range 16 West, Mower County, Minnesota.

TRACT 228:
The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, Linda Tapp, Alan Tapp, Norman Tapp and Daniel Tapp
FA: 411799-341
PN: 05-009-0050
PID:

Easements as created by that certain Wind Energy Easement Agreement dated March 3, 2014, by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, Alan D. Tapp, a single person, Norman D. Tapp and Kelly L. Tapp, husband and wife, Daniel L. Tapp and Darcy Drake-Tapp, husband and wife, and Linda Tapp, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612384, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
That part of the Southwest Quarter (SW 1/4), in Section Nine (9), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., lying and being East of the right-of-way of the Chicago and Great Western Railway Company, Mower County, Minnesota.

TRACT 229:
James F. Cleppe
FA: 411799-175
PN: 16-001-0020
PID: 3345

Easements as created by that certain Wind Energy Easement Agreement dated February 12, 2014, by and between Alice M. Cleppe, a widowed woman, as to a life estate, and James F. Cleppe, a single person, as to the remainder, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 21, 2014, as Document No. 612187 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The South 1005 feet of the West 650 feet of the SE 1/4, Section 1, Township 103 North, Range 17 West, Mower County, Minnesota.

TRACT 230: - Intentionally deleted

TRACT 231:
Richard A. Sargent and Melinda F. Sargent
FA: 411799370A
PN: 05-009-0041
PID:

Easements as created by that certain Wind Energy Easement Agreement dated March 4, 2014, by and between Richard A. Sargent and Melinda F. Sargent, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 1, 2014, as Document No. 611793 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
All of that part of the Southwest Quarter of Section 9, Township 103 North, Range 16 West, lying and being West of the former right-of-way of the Chicago and Great Western Railway Company, Mower County, Minnesota, Except the portion thereof upon which is/was located the Village of Renova, Except the South 53.12 acres thereof.

TRACT 232:
The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, fee simple interest, as to an undivided 1/2 interest;
And
Linda Tapp, fee simple interest subject to the vendees interest of Alan Tapp, Norman Tapp and Daniel Tapp pursuant to Contract For Deed recorded February 5, 2013, as Document No. 603494;
and
Alan Tapp, Norman Tapp and Daniel Tapp, fee simple interest;
as to an undivided 1/2 interest
FA: 411799-387
PN: 05-018-0010
PID:

Easements as created by that certain Wind Energy Easement Agreement dated March 3, 2014, by and between The Leslie H. Tapp and Shirley C. Tapp Family Limited Partnership, Alan D. Tapp, a single person, Norman Tapp and Kelly Tapp, husband and wife, Daniel Tapp and Darcy Drake-Tapp, husband and wife and Linda Tapp, a single person, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612383, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The West Half of the Southeast Quarter (W1/2 SE1/4) of Section Eighteen (18), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota.
Abstract Property

TRACT 233:
Thomas Goergen
FA: 411799-425
PN: 31-004-0083
PN: 31-004-0010
PID:

Easements as created by that certain Wind Energy Easement Agreement dated February 28, 2014, by and between Thomas Goergen, a widower, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 16, 2014, as Document No. 612793 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
All that part of the East Half of the Southwest Quarter lying North of the North line of the Plat of the Original Village of Sargeant, as the same is platted and recorded in the office of the

County Recorder of Mower County, Minnesota; and the Southwest Quarter of the Southeast Quarter, Section 18, Township 104 North, Range 16 West, Mower County, Minnesota:
Excepting therefrom the following described parcels:

1. The following described church property: Commencing for a point of beginning on the Southwest corner of the Southeast Quarter of said Section 18;
thence East on the South line of said quarter section a distance of 59 feet;
thence North parallel with the West line of said quarter section a distance of 355 feet;
thence West parallel with the South line of said section a distance of 150.2 feet (which distance crosses the centerline of said section);
thence South parallel with the West line of said Southeast Quarter a distance of 355 feet to the South line of said Section 18;
thence East along said South line to the point of beginning;

2. Commencing at the Northeast corner of Lot 1, Block 8, said Original Village of Sargeant;
thence North 250 feet into and over the Southeast Quarter of the Southwest Quarter;
thence West 350 feet;
thence South 250 feet;
thence East 350 feet to the point of beginning, partly located in the Southeast Quarter of the Southwest Quarter;

3. All that part of the Southeast Quarter of the Southwest Quarter of Section 18, Township 104 North, Range 16 West, Mower County, Minnesota, described as follows:
Commencing at the Northeast corner of Lot 1, Block 8, said Original Village of Sargeant;
thence North 00 degrees 10 minutes 33 seconds West a distance of 250 feet, on an assumed bearing on the Northerly extension of the East line of said Block 8;
thence North 89 degrees 50 minutes 21 seconds West a distance of 350 feet, parallel with the North line of said Block 8, to the point of beginning;
thence South 00 degrees 10 minutes 33 seconds East a distance of 204.07 feet to a point on the North line of said Original Village of Sargeant;
thence North 89 degrees 50 minutes 45 seconds West a distance of 831.08 feet, on the North line of said Original Village of Sargeant, to a point on the West line of said Southeast Quarter of the Southwest Quarter;
thence North 00 degrees 16 minutes 54 seconds West a distance of 204.17 feet, on the West line of said Southeast Quarter of the Southwest Quarter;
thence South 89 degrees 50 minutes 21 seconds East a distance of 831.46 feet, to the point of beginning.

TRACT 234: - Intentionally deleted

TRACT 235:
Kevin L. Gunderson and Sharon K. Gunderson, husband and wife, as joint tenants
FA: 411799-435
PN: 05-029-0020
PID:
Easements as created by that certain Wind Energy Easement Agreement dated January 29, 2014, by and between Kevin L. Gunderson and Sharon K. Gunderson, husband and wife, as joint tenants, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 4, 2014, as Document No. 611898, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
Parcel 1:

A parcel of land in the Northeast Quarter of Section Twenty-Nine (29), Township One Hundred Three (103) North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota;

Commencing at the Northeast corner of the Northeast Quarter;
thence on an assumed bearing of North 90 degrees 00 minutes 00 seconds West along the North line of said section a distance of 1,497.98 feet to the Northeast corner and the point of beginning of this description;
thence North 90 degrees 00 minutes 00 seconds West a distance of 691.06 feet;
thence South 00 degrees 00 minutes 00 seconds East a distance of 628.44 feet;
thence North 90 degrees 00 minutes 00 seconds East a distance of 691.06 feet;
thence North 00 degrees 00 minutes 00 seconds West a distance of 628.44 feet to the North line of Section 29 and the point of beginning.

Parcel 2:

Commencing at the Northeast corner of the Northeast Quarter of Section Twenty-Nine (29), Township One Hundred Three (103)

North, Range Sixteen (16) West of the 5th P.M., Mower County, Minnesota;
thence on an assumed bearing of North 90 degrees 00 minutes 00 seconds West along the North line of said section a distance of 2,189.04 feet to the place of beginning;
thence South 00 degrees 00 minutes 00 seconds East a distance of 628.44 feet;
thence West on a line parallel with the North line of said section to the West line of said Northeast Quarter;
thence North on the West line of said Northeast Quarter to the Northwest corner thereof;
thence East on the North line of said Northeast Quarter to the place of beginning.

TRACT 236:
William T. Hilton, as Trustee of the William T. Hilton Revocable Living Trust Agreement dated July 20, 2010;
and
Andrew W. Hamilton, as Trustee of the Andrew W. Hamilton Revocable Living Trust Agreement dated July 20, 2010
FA: 411799-437
PN: 05-015-0030
PID:

Easements as created by that certain Wind Energy Easement Agreement dated March 28, 2014, by and between William T. Hilton, as Trustee of the William T. Hilton Revocable Living Trust Agreement dated July 20, 2010 and Andrew W. Hamilton, as Trustee of the Andrew W. Hamilton Revocable Living Trust Agreement dated July 20, 2010, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded May 5, 2014, as Document No. 612494 in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
A tract of land in the Southeast Quarter of Section 15, Township 103 North, Range 16 West, Mower County, Minnesota, described as follows:

Commencing at the Southeast corner of said Section 15;
thence North 90 degrees 00 minutes 00 seconds West (assumed bearing) 1062.95 feet along the South line of said Section 15 to the point of beginning;
thence North 00 degrees 10 minutes 26 seconds West 2102.40 feet to the Southerly right-of-way line of the (now abandoned) Chicago, Milwaukee and St. Paul Railroad;
thence North 81 degrees 44 minutes 03 seconds West 964.84 feet along said Southerly right-of-way line to the West line of the East Half of the West Half of the Southeast Quarter of said Section 15;
thence South 00 degrees 58 minutes 35 seconds East 2241.43 feet along said West line of the East Half of the West Half of the Southeast Quarter to the South line of Section 15;
thence South 90 degrees 00 minutes 00 seconds East 923.00 feet along said South line of Section 15 to the point of beginning.

TRACT 237: - Intentionally deleted

TRACT 238:
Alan D. Tapp, Daniel L. Tapp and Norman D. Tapp, as tenants in common
FA: 411799-464
PN: 05-015-0025
PN: 05-015-0026
PID:

Easements as created by that certain Wind Energy Easement Agreement dated February 5, 2014, by and between Alan D. Tapp, a single person, Daniel L. Tapp and Darcy Drake-Tapp, husband and wife, and Norman D. Tapp and Kelly L. Tapp, husband and wife, and Pleasant Valley Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Agreement recorded April 28, 2014, as Document No. 612375, in the records of Mower County, Minnesota, for the terms and conditions contained in said easement agreement and subject to provisions contained in the agreement which limit the right of possession.

LEGAL DESCRIPTION:
The land referred to is situated in the State of Minnesota, County of Mower and is described as follows:
The Southwest Quarter (SW 1/4), and the West Half of the West Half of the Southeast Quarter (W 1/2 of the W 1/2 of the SE 1/4),

and the Southeast Quarter of the Northwest Quarter (SE 1/4 of the NW 1/4), of Section Fifteen (15), all lying and being in Township One Hundred Three (103), North, of Range Sixteen (16), West, except the existing Railroad right-of-way.

Excepting the following described tract: The South 615 feet of the East 590 feet of the Southwest Quarter of the Southwest Quarter of the Southeast Quarter (SW 1/4 of the SW 1/4 of the SE 1/4) of Section Fifteen (15), Township One Hundred Three (103) North, Range Sixteen (16) West, Mower County, Minnesota.

5.    An easement interest in the following described real property, situate, lying and being in the County of Nobles, to wit:

Nobles Wind Farm

Tract 1
Tax Parcel Number 03-0006-500:
The North 10 acres NW1/4 of Section 2, Township 102N, Range 41W, Nobles County, Minnesota.

Tract 2
Tax Parcel Number 17-0204-000:
The SE1/4 of Section 34, Township 103N, Range 41W, Nobles County, Minnesota EXCEPT that part described as follows: Beginning at the southeast corner of said SE1/4, thence west along the south boundary line of said SE1/4 a distance of 1640 feet to the point of beginning, thence north and parallel to the east boundary line of said SE1/4 a distance of 861 feet, thence east and parallel to the south boundary line of said SE1/4 a distance of 723 feet, thence north and parallel to the east boundary line of said SE1/4 a distance of 160 feet, thence west and parallel to the south boundary line of said SE1/4 a distance of 448 feet, thence north and parallel to the east boundary line of said SE1/4 a distance of 435 feet, thence west and parallel to the south boundary line of said SE1/4 a distance of 561 feet, thence south and parallel to the east boundary line of said SE1/4 a distance of 125 feet, thence west and parallel to the south boundary line of said SE1/4 a distance of 90 feet, thence south and parallel to the east boundary line of said SE1/4 a distance of 455 feet, thence east and parallel to the south boundary line of said SE1/4 a distance of 328 feet, thence south and parallel to the east boundary line of said SE1/4 a distance of 876 feet, more or less, to the south boundary line of said SE1/4, thence east along the south boundary line of said SE1/4 to the point of beginning.

Tract 3
Tax Parcel Number 17-0204-500:
That part of the SE1/4 of Section 34, Township 103N, Range 41W, Nobles County, Minnesota, described as follows: beginning at the southeast corner of said SE1/4, thence west along the south boundary line of said SE1/4 a distance of 1640 feet to the point of beginning, thence north and parallel to the east boundary line of said SE1/4 a distance of 861 feet, thence east and parallel to the south boundary line of said SE1/4 a distance of 723 feet, thence north and parallel to the east boundary line of said SE1/4 a distance of 160 feet, thence west and parallel to the south boundary line of said SE1/4 a distance of 448 feet, thence north and parallel to the east boundary line of said SE1/4 a distance of 435 feet, thence west and parallel to the south boundary line of said SE1/4 a distance of 561 feet, thence south and parallel to the east boundary line of said SE1/4 a distance of 125 feet, thence west and parallel to the south boundary line of said SE1/4 a distance of 90 feet, thence south and parallel to the east boundary line of said SE1/4 a distance of 455 feet, thence east and parallel to the south boundary line of said SE1/4 a distance of 328 feet, thence south and parallel to the east boundary line of said SE1/4 a distance of 876 feet, more or less, to the south boundary line of said SE1/4, thence east along the south boundary line of said SE1/4 to the point of beginning.

Tract 4
Tax Parcel Number 03-0091-000:
The NW1/4 of Section 16, Township 102N, Range 41W, Nobles County, Minnesota, EXCEPT for Interstate 90.

Tract 5
Intentionally Deleted

Tract 6
Tax Parcel Number 14-0070-000:
The E1/2NE1/4 of Section 12, Township 102N, Range 42W, Nobles County, Minnesota.

Tract 7
Tax Parcel Number 09-0131-000:
The S1/2NW1/4 of Section 23, Township 103N, Range 42W, Nobles County, Minnesota.
Tax Parcel Number 09-0085-000:
The North 75 acres of the N1/2NW1/4 of Section 15, Township103N, Range 42W, Nobles County, Minnesota.
Tax Parcel Number 09-0127-000:
The NE1/4 of Section 23, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 8
Intentionally Deleted

Tract 9
Tax Parcel Number 09-0083-250:
The north 825.00 feet of the W1/2SE1/4 of Section 15, Township 103N, Range 42W, Nobles County, Minnesota Nobles County, Minnesota.

Tract 10
Tax Parcel Number 09-0130-000:
The N1/2NW1/4 of Section 23, Township 103N, Range 42W, Nobles County, Minnesota.
Tax Parcel Number 09-0083-000:
The W1/2SE1/4 of Section 15, Township 103N, Range 42W, Nobles County, Minnesota, EXCEPT the north 825.00 feet thereof
Tax Parcel Number 09-0084-000:
That part of the SE1/4 of Section 15, Township 103N, Range 42W, Nobles County, Minnesota, described as follows: commencing at the east quarter corner of Section 15; thence south 00°53'02" west, (Geodetic Bearing) along the east line of the SE1/4 of said section, a distance of 826.95 feet to the point of beginning; thence north 89°38'01" west a distance of 33.00 feet to an iron stake; thence continuing north 89°38'01" west a distance of 395.33 feet to an iron stake; thence south 03°17'14" west a distance of 406.28 feet to an iron stake; thence south 71°54'37" east a distance of 152.53 feet to an iron stake; thence south 00°04'23" west a distance of 79.34 feet to an iron stake; thence south 89°36'50" east a distance of 77.89 feet to an iron stake; thence south 00°22'19" west a distance of 57.47 feet to an iron stake; thence north 89°51'25" east a distance of 34.44 feet to an iron stake; thence north 00°38'23" west a distance of 80.24 feet to an iron stake; thence south 89°05'04" east a distance of 154.82 feet to an iron stake; thence continuing south 89°05'04" east a distance of 33.00 feet to said east line; thence north 00°53'02" east along said east line a distance of 510.00 feet to said point of beginning. Said tract is subject to roadway easements and any other easements of record, if any.
AND
That part of the SE1/4 of Section 15, Township 103N, Range 42W, Nobles County, Minnesota, described as follows: commencing at the east quarter corner of Section 15; thence south 00°53'02" west (Geodetic Bearing) along the east line of the SE1/4 of said section, a distance of 826.95; thence north 89°38'01" west a distance of 33.00 feet to an iron stake; thence continuing north 89°38'01" west a distance of 395.33 feet to an iron stake; thence south 03°17'14" west a distance of 406.28 feet to an iron stake being the point of beginning; thence south 31°15'12" west a distance of 482.39 feet to an iron stake; thence south 50°00'29" west a distance of 357.81 feet to an iron stake; thence north 88°08'35" west a distance of 327.91 feet to an iron stake; thence south 61°42'45" west a distance of 30.38 feet to an iron stake to the west line of the E1/2 of said quarter; thence south 00°50'39" west, along said west line a distance of 753.70 feet to an iron stake; thence continuing south 00°50'39" west a distance of 33.00 feet to the south line of said quarter; thence north 89°48'29" east along said south line a distance of 1313.85 feet to the southeast corner of said section; thence north 00'53'02" east along said east line a distance of 1321.12 feet; thence north 89°05'04" west, a distance of 33.00 feet to an iron stake; thence continuing north 89°05'04" west a distance of 154.82 feet to an iron stake; thence south 00°38'23" east a distance of 80.24 feet to an iron stake; thence south 89°51'25" west a distance of 34.44 feet to an iron stake; thence north 00°22'19" east a distance of 57.47 feet to an iron stake; thence north 89°36'50" west a distance of 77.89 feet to an iron stake; thence north 00°04'23" east a distance of 79.34 feet to an iron stake; thence north 71°54'37" west a distance of 152.53 feet to said point of beginning. Said tract is subject to a roadway easement and any other easements of record, if any.
AND
That part of the SE1/4 of Section 15, Township 103N, 42W, Nobles County, Minnesota, described as follows: beginning at the east quarter corner of Section 15; thence south 00°53'02" west (Geodetic Bearing) along the east line of the SE1/4 of said section, a distance of 826.95; thence north 89°38'01" west a distance of 33.00 feet to an iron stake; thence continuing north 89°38'01" west a distance of 395.33 feet to an iron stake being the point of beginning; thence south 03°17'14" west a distance of 406.28 feet to an iron stake; thence south 31°15'12" west a distance of 482.39 feet to an iron stake; thence south 50°00'29" west a distance of 357.81 feet to an iron stake; thence north 88°08'35" west a distance of 327.91 feet to an iron stake; thence south 61°42'45" west a distance of 30.38 feet to an iron stake on the west line of the E1/2 of said Quarter; thence north 00°50'39"

east along said west line a distance of 1033.47 feet; thence north 88°48'48" east a distance of 887.16 feet to said point of beginning. Said tract may be subject to any easements of record, if any.

Tract 11
Intentionally Deleted

Tract 12
Tax Parcel Number 09-0123-000:
The NW1/4 of Section 22, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 13
Tax Parcel Number 03-0029-000:
The N1/2SE1/4 of Section 5, Township 102N, Range 41W, Nobles County, Minnesota, EXCEPT that part thereof described as follows: beginning at a point in the east line of said tract 254 feet northerly of the southeasterly corner thereof (said point of beginning being generally in the middle of a bridge now located on said easterly line); thence northerly on said easterly line to the northeasterly corner of said tract; thence westerly on the north line of said tract a distance of 510 feet; thence southerly at right angles a distance of 561 feet; thence easterly parallel to the north line of said tract a distance of 190 feet; thence southerly parallel to the easterly line of said tract a distance of 175 feet to a point; thence in a generally southeasterly direction a distance of 410 feet more or less to the point of beginning.

Tract 14
Tax Parcel Number 17-0121-500:
The W1/2SE1/4 of Section 22, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 15
Tax Parcel Number 17-0077-000:
The SW1/4, and that part of the S1/2SE1/4, lying southerly of the right-of-way of the Rock Island Railroad, and a triangular parcel of land located in the NW1/4, all in Section 15, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 16
Tax Parcel Number 09-0075-500:
A tract of land in the SW1/4 of Section 13, Township 103N, Range 42W, Nobles County, Minnesota, commencing in the northwest corner of said SW1/4 as a point of beginning; thence south on the west boundary of said SW1/4 573.3 feet; thence east and parallel to the north boundary of said SW1/4 400 feet; thence north and parallel to the west boundary of said SW1/4 246.6 feet; thence east and parallel to the north boundary of said SW1/4 146.6 feet; thence north and parallel to the west boundary of said SW1/4 326.7 feet to the north boundary of said SW1/4; thence west on the north boundary of said SW1/4 546.6 feet and there terminating.
Tax Parcel Number 09-0075-000:

The SW1/4 of Section 13, Township 103N, Range 42W, Nobles County, Minnesota, except a tract described as follows, to-wit: commencing in the NW corner of said SW1/4 as a point of beginning; thence south on the west boundary of said SW1/4 573.3 feet; thence east and parallel to the north boundary of said SW1/4 400 feet; thence north and parallel to the west boundary of said SW1/4 246.6 feet; thence east and parallel to the north boundary of said SW1/4 146.6 feet; thence north and parallel to the west boundary of said SW1/4 326.7 feet to the north boundary of said SW1/4; thence west on the north boundary of said SW1/4 546.6 feet and there terminating
Tax Parcel Number 09-0071-250:
The E1/2E1/2W1/2NE1/4 of Section 13, Township 103N, Range 42W, Nobles County, Minnesota

Tract 17
Tax Parcel Number 17-0159-000:
The N1/2SE1/4 of Section 26, Township 103N, Range 41W, Nobles County, Minnesota, EXCEPT the east 997.6 feet of the north 393 feet thereof.

Tract 18
Tax Parcel Number 17-0158-000:
The E1/2SW1/4 of Section 26, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 19
Tax Parcel Number 14-0070-500:
The W1/2NE1/4 of Section 12, Township 102N, Range 42W, Nobles County, Minnesota.

Tract 20
Tax Parcel Number 03-0011-500:
That part of the SW1/4 of Section 2, Township 102N, Range 41W, Nobles County, Minnesota, described as follows: beginning at the SW corner of said SW1/4, thence north along the west boundary line of said SW1/4 a distance of 1047 feet to the true point of beginning; thence continuing north along the west boundary line of said SW1/4 a distance of 650 feet, thence east and parallel to the south boundary line of said SW1/4 a distance of 700 feet; thence south and parallel to the west boundary line of said SW1/4 a distance of 650 feet; thence west and parallel to the south boundary line of said SW1/4 a distance of 700 feet, more or less to the point of beginning.

Tract 21
Tax Parcel Number 17-0128-500:
All of the former railroad right-of-way located in the NE1/4SW1/4 and in the N1/2SE1/4, all in Section 23, Township 103N, Range 41W, Nobles County, Minnesota.
Tax Parcel Number 17-0129-600:
Part of the SE1/4 of Section 23, Township 103N, Range 41W, Nobles County, Minnesota, lying northeasterly of Minnesota Trunk Highway No. 266 northeasterly right of way line and southwesterly right of way line of the Chicago, Rock Island and Pacific Railroad, more particularly described as follows: commencing at an existing iron monument at the southeast corner of said Section 23; thence south 89°20'22" west, bearing based on Nobles County Coordinate System, along the south line of the SE1/4 of said Section 23, a distance of 679.17 feet, to the northeasterly right of way line of Minnesota Trunk Highway No. 266; thence north 34°41'13" west, along said northeasterly right of way line, a distance of 1391.19 feet, to the point of beginning; thence continuing north 34°41'13" west, along said northeasterly right of way line, a distance of 748.77 feet to a point on the southwesterly right of way line of the abandoned Chicago, Rock Island and Pacific Railroad; thence south 55°20'04" east, along said abandoned railroad southwesterly right of way line, a distance of 681.72 feet; thence south 44°58'44" east, along the northeasterly right of way line of former Diagonal Road and along the southwest line of Block 14 of First Addition to the Village of Reading, a distance of 429.60 feet; thence north 39°25'11" east a distance of 77.74 feet, to a point on the southwesterly right of way line of the abandoned Chicago, Rock Island and Pacific Railroad and the northeasterly line of Block 14 of First Addition to the Village of Reading; thence south 55°20'04" east, along said abandoned railroad southwesterly right of way line and the northeasterly line of said Block 14, a distance of 183.00 feet, to the easterly corner of said Block 14; thence south 38°00'45" west, along the southeasterly line of said Block 14, a distance of 111.20 feet, to a point on the northeasterly right of way line of former Diagonal Road; thence south 44°56'44" east, along the northeasterly right of way line of former Diagonal Road a distance of 95.01 feet, to a point on the northeasterly right of way line of former Minnesota Trunk Highway No. 266; thence northwesterly, along a non- tangential curve, concave to the southwest, having a central angle of 5°53'37", a radius of 1482.39 feet, a chord bearing of north 58°05'58" west, a chord distance of 152.42 feet, an arc distance of 152.49 feet; thence north 62°09'58" west, along said northeasterly right of way line, a distance of 204.02 feet; thence north 63°16'43" west, along said northeasterly right of way line, a distance of 26.12 feet; thence north 59°18'06" west, along said northwesterly right of way line, a distance of 99.85 feet; thence northwesterly, along a non-tangential curve, concave to the south having a central angle of 42°36'19", a radius of 306.62 feet, a chord bearing of north 81°44'06" west, a chord distance of 222.78 feet, an arc distance of 228.00 feet, to the point of beginning.
Tax Parcel Number 17-0131-000:
Part of the SE1/4 of Section 23, Township 103N, Range 41W, Nobles County, Minnesota, lying northeasterly of Minnesota Trunk Highway No. 266 northeasterly right-of-way line and northeasterly of the northeasterly right-of-way line of the abandoned Chicago, Rock Island and Pacific Railroad, more particularly described as follows: commencing at an existing iron monument of the southeast corner of said Section 23; thence south 89°20'22" west, bearings based on Nobles County Coordinate System, along the south line of the SE1/4 of said Section 23, a distance of 679.17 feet, to the northeasterly right-of-way line of Minnesota Trunk Highway No. 266; thence north 34°41'13" west, along said northeasterly right-of-way line, a distance of 2423.58 feet, to the point of beginning; thence continuing north 34°41'13" west, along said northeasterly right-of-way line, a distance of 251.71 feet; thence continuing northwesterly along said northeasterly right-of-way, along a tangential curve, concave to the southwest, having a central angle of 3°59'29", a radius of 4658.66 feet, an arc distance of 324.53 feet, to the centerline of former Minnesota Trunk Highway No. 266; thence south 60°46'16" east, along said former centerline, a distance of 180.07 feet; thence south 57°51'05" east, along said former centerline, a distance of 299.42 feet; thence southeasterly, along said former centerline, along a non-tangential curve, concave to the southwest, having a central angle of 31°41'45", a radius of 716.20 feet, a chord bearing of south 34°07'13" east, a chord distance of 391.17 feet, an arc distance of 396.20 feet; thence south 12°49'56" east, along said former centerline, a distance of 120.17 feet, to the northeasterly right-of-way line of the abandoned Chicago, Rock Island and Pacific Railroad; thence north 55°20'04" west, along said northeasterly right-of-way line of said abandoned Railroad, a distance of 388.68 feet, to the point of beginning.

Tract 22
Tax Parcel Number 09-0132-000:
The NW1/4 of Section 24, Township 103N, Range 42W, Nobles County, Minnesota, EXCEPT that part described as follows: commencing at the NW corner of said NW1/4; thence south along the west line of said NW1/4 a distance of 480 feet to the point of beginning; thence east and parallel with the north line of said NW1/4 a distance of 290 feet; thence north and parallel with the west line of said NW1/4 a distance of 120 feet; thence east and parallel with the north line of said NW1/4 a distance of 190 feet; thence south and parallel with the west line of said NW1/4 a distance of 310 feet; thence west and parallel with the north line of said NW1/4 a distance of 480 feet to the west line of said NW1/4; thence north along the west line of said NW1/4 a distance of 190 feet to the point of beginning.
Tax Parcel Number 09-0128-000:
The SW1/4 of Section 23, Township 103N, Range 42W, Nobles County, Minnesota, EXCEPT that part described as follows: that part of the SW1/4SW1/4 of Section 23, Township 103N, Range 42W, shown as Parcel 2 on Minnesota Department of Transportation Right of Way Plat Numbered 53-13 as the same is on file and of record in the office of the County Recorder in and for Nobles County, Minnesota.

Tract 23
Tax Parcel Number 03-0046-000:
The east 96 acres of the SW1/4 of Section 8, Township 102N, Range 41W, Nobles County, Minnesota.

Tract 24
Tax Parcel Number 03-0087-000:
The NE1/4 of Section 15, Township 102N, Range 41W, Nobles County, Minnesota EXCEPT highway right-of-way, AND EXCEPT that part thereof bounded and described as follows: commencing at a point on the east section line of said Section 15, which point is 735.9 feet south of the northeast corner of said Section 15, as place of beginning; thence west and parallel with the north section line of said Section 15, a distance of 410 feet; thence south and parallel with the east section line, a distance of 544.5 feet; thence east and parallel with the north section line, a distance of 410 feet to the east section line of said Section 15; thence north on the east section line of said section, a distance of 544.5 feet, to the place of beginning.

Tract 25
Tax Parcel Number 03-0056-000:
The SW1/4SE1/4 of Section 10, Township 102N, Range 41W, Nobles County, Minnesota.

Tract 26
Tax Parcel Number 09-0073-000:
The W3/4NW1/4 of Section 13, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 27
Intentionally Deleted

Tract 28
Tax Parcel Number 09-0083-500:
The S1/2NE1/4 of Section 15, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 29
Intentionally Deleted

Tract 30
Tax Parcel Number 09-0190-000:
The E1/2NE1/4 of Section 36, Township 103N, Range 42W, Nobles County, Minnesota.
Tax Parcel Number 03-0045-000:
The SE1/4 of Section 8, Township 102N, Range 41W, Nobles County, Minnesota
Tax Parcel Number 03-0035-000:
The NE1/4 of Section 6, Township 102N, Range 41W, Nobles County, Minnesota
Tax Parcel Number 03-0034-000:
The W1/2NW1/4 of Section 6, Township 102N, Range 41W, Nobles County, Minnesota
Tax Parcel Number 03-0033-000:
The E1/2NW1/4 of Section 6, Township 102N, Range 41W, Nobles County, Minnesota
Tax Parcel Number 03-0044-000:
The north 120 acres of the NE1/4 of Section 8, Township 102N, Range 41W, Nobles County, Minnesota

Tract 31
Tax Parcel Number 03-0103-000:
The NE1/4NW1/4 of Section 18, Township 102N, Range 41W, Nobles County, Minnesota.

Tract 32
Tax Parcel Number 09-0191-000:
The W1/2NE1/4 and the N1/2NW1/4 all in Section 36, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 33
Tax Parcel Number 17-0195-000:
The N1/2NE1/4 of Section 33, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 34
Tax Parcel Number 17-0203-000 (Anderson Tract):
The NW1/4 of Section 34, Township 103N, Range 41W, Nobles County, Minnesota, EXCEPT that part of the W1/2NW1/4 of Section 34, Township 103N, Range 41W, Nobles County, Minnesota, described as follows: commencing at the west quarter corner of said Section 34; thence on an assumed bearing of north 0°56'04" west, along the west line of said Section, a distance of 879.00 feet to an iron monument, said iron monument being the point of beginning of the tract to be described; thence continuing north 0°56'04" west, along said west line, a distance of 560.68 feet to an iron monument; thence north 89°03'56" east a distance of 1010.00 feet to an iron monument; thence south 0°56'04" east a distance of 560.68 feet to an iron monument; thence south 89°03'56" west a distance of 1010.00 feet to the point of beginning, subject to easements now of record in said county and state.

Tract 35
Tax Parcel Number 17-0111-000:
The NE1/4 of Section 21, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 36
Tax Parcel Number 17-0132-000:
Parcel No 1:
All that part of the N1/2SE1/4 of Section 23, Township 103N, Range 41W, Nobles County, Minnesota, described as follows: beginning at the northeast corner of the SE1/4 of said Section 23; thence southerly along the east line of said SE1/4 for 960.5 feet to a point 363.0 feet north of the south line of the N1/2SE1/4; thence westerly and parallel to said south line of the N1/2SE1/4 to the north line of right-of-way of the C.R.I. and P.R.R.; thence northwesterly along said line of right-of-way to its intersection with the centerline of State Highway No. 266; thence following State Highway centerline in an northwesterly direction to its intersection with the north line of said SE1/4 of Section 23; thence easterly along said north line of SE1/4 of Section 23 to the east line of right-of-way of said State Highway No. 266, said point being 123.8 feet east of the center of said Section 23, thence continue easterly along the north line of said SE1/4 of Section 23 for 2498.0 feet to the point of beginning, and subject to easements for highway purposes. Said tract also described as TRACT NO. 2, according to the Survey and Plat of the N1/2SE1/4 of Section 23, Township 103N, Range 41W, filed in Book A of Plats on March 6, 1957, Office of the County Recorder of Nobles County, Minnesota
Parcel No. 2:
That part of the N1/2SE1/4 of Section 23, Township 103N, Range 41W, Nobles County, Minnesota, described as follows: commencing 165 feet north of the southeast corner of said N1/2SE1/4 thence west to the northeasterly line of the public road as now established, a distance of 75 rods, more or less; thence in a northwesterly direction along the northeasterly side of said road, a distance of 20 rods; thence east, a distance of 91 rods, more or less, to the east line of said SE1/4; thence south along the east line of said SE1/4, a distance of 12 rods to the place of beginning, EXCEPTING THEREFROM a tract of land described as follows: commencing 165 feet north of the southeast corner of the N1/2SE1/4 of said Section 23; thence north along the east line of said SE1/4 for 3 rods; thence west to the northeasterly line of the public road as now established; thence in a southeasterly direction along the northeasterly line of said road to a point 75 rods west of the point of beginning; thence east to the point of beginning.

Tract 37
Tax Parcel Number 03-0089-000:
The N1/2NW1/4 of Section 15, Township 102N, Range 41W, Nobles County, Minnesota.

Tract 38
Tax Parcel Number 14-0007-000:
The N1/2NW1/4 of Section 2, Township 102N, Range 42W, Nobles County, Minnesota.

Tract 39
Tax Parcel Number 17-0160-000:
The S1/2SE1/4 of Section 26, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 40
Tax Parcel Number 17-0186-000:
The NE1/4 of Section 32, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 41
Intentionally Deleted

Tract 42
Intentionally Deleted

Tract 43
Intentionally Deleted

Tract 44
Intentionally Deleted

Tract 45
Tax Parcel Number 09-0194-500:
The SW1/4 of Section 36, Township 103N, Range 42W, Nobles County, Minnesota, EXCEPT that part of the NW1/4SW1/4 of Section 36, Township 103N, Range 42W, described as follows: commencing at the southwest corner of said Section 36; thence northerly, along the west line of said SW1/4, a distance of 1482.10 feet to the point of beginning of the land to be described; thence easterly, deflecting to the right 90°00'00", a distance of 50.00 feet to an iron rod; thence continuing easterly on the same line a distance of 519.00 feet to an iron rod; thence northerly, deflection to the left 90°00'00", a distance of 560.00 feet to an iron rod; thence westerly to the left 90°00'00", a distance of 519.00 feet to an iron rod; thence continuing westerly on the same line a distance of 50.00 feet; thence southerly deflecting to the left 90°00'00" a distance of 560.00 feet to the point of beginning, containing 6 acres, more or less, and is subject to a road easement and a water line easement

Tract 46
Tax Parcel Number 14-0006-000:
The NE1/4 of Section 2, Township 102N, Range 42W, Nobles County, Minnesota, EXCEPT the north 800 feet of the NE1/4 of Section 2, Township 102N, Range 42W, Nobles County, Minnesota.
Tax Parcel Number 14-0002-000:
The NW1/4 of Section 1, Township 102N, Range 42W, Nobles County, Minnesota.
Tax Parcel Number 09-0137-000:
The SE1/4 of Section 25, Township 103N, Range 42W, Nobles County, Minnesota.
Tax Parcel Number 09-0182-000:
The El/2NE1/4 of Section 34, Township 103N, Range 42, Nobles County, Minnesota.
Tax Parcel Number 03-0099-000:
The NE1/4 of Section 17, Township 102N, Range 41W, Nobles County, Minnesota, lying north of Interstate 90.

Tract 47
Tax Parcel Number 17-0112-000:
The NW1/4 of Section 21, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 48
Tax Parcel Number 03-0053-000:
The NW1/4 of Section 10, Township 102N, Range 41W, Nobles County, Minnesota.

Tract 49
Tax Parcel Number 09-0195-000:
The SE1/4 of Section 36, Township 103N, Range 42W, Nobles County, Minnesota.
Tax Parcel Number 09-0136-000:
The NE1/4 of Section 25, Township 103N, Range 42W, Nobles County, Minnesota.
Tract 50
Tax Parcel Number 03-0092-500:
All that part of the NE1/4 of Section 16, Township 102N, Range 41W, Nobles County, Minnesota, lying west of an existing ditch and north of the north right of way of Interstate

Trunk Highway No. 90, being more particularly described as follows: beginning at the northwest comer of said NE1/4, thence north 89°19'07" east, assumed bearing, along the north line of said NE1/4, 1412.52 feet, to the centerline of said existing ditch; thence south 09°56'30" east along said centerline 1996.26 feet; thence southwesterly along said centerline and along a tangential curve to the right having a central angle of 96°50'50" and a radius of 105.00 feet and an arc length of 177.48 feet; thence south 86°54'20" west tangent to said curve and along said centerline 478.87 feet; thence southwesterly along said centerline and along a tangential curve to the left having a central angle of 52°43'1l" and a radius of 150.00 feet and an arc length of 138.02 feet; thence south 34°11'09" west tangent to said curve and along said centerline 579.06 feet to a point on said north right of way of Interstate Trunk Highway Number 90; thence south 89°20'30" west along said north right of way line 720.71 feet to a point on the west line of said NE1/4; thence north 00°00'00" east along said west line of the NE1/4 2642.46 feet to the point of beginning.
Tract 51
Tax Parcel Number 14-0004-000:
The SW1/4 of Section 1, Township 102N, Range 42W, Nobles County, Minnesota.

Tract 52
Intentionally Deleted

Tract 53
Tax Parcel Number 09-0138-000:
The NW1/4 of Section 25, Township 103N, Range 42W, Nobles County, Minnesota, EXCEPT a tract of land in the NW1/4 of Section 25, Township 103N, Range 42W, Nobles County, Minnesota, described as follows: commencing at the northwest corner of Section 25, thence running south along the west line of said section a distance of 1798.5 feet to the point of beginning, thence running south along the west line of said Section a distance of 841.5 feet, thence running east and parallel with the north line of said section a distance of 500 feet, thence running north and parallel with the west line of said section a distance of 841.5 feet, thence running west and parallel with the north line of said section a distance of 500 feet to the point of beginning
Tract 54
Intentionally Deleted

Tract 55
Tax Parcel Number 09-0138-500:
A tract of land in the NW1/4 of Section 25, Township 103N, Range 42W, Nobles County, Minnesota, described as follows: commencing at the northwest corner of Section 25, thence running south along the west line of said section a distance of 1798.5 feet to the point of beginning, thence running south along the west line of said Section a distance of 84l.5 feet, thence running east and parallel with the north line of said section a distance of 500 feet, thence running north and parallel with the west line of said section a distance of

841.5 feet, thence running west and parallel with the north line of said section a distance of 500 feet to the point of beginning.

Tract 56
Tax Parcel Number 03-0036-000:
The SE1/4 of Section 6, Township 102N, Range 41W, Nobles County, Minnesota, EXCEPTING THEREFROM that part thereof described as follows: beginning at a point on the east line of said SE1/4 located 1494 feet north of the southeast corner of said SE1/4; thence west at right angles a distance of 396 feet; thence north and parallel to the east line of said SE1/4 a distance of 560 feet; thence east a distance of 396 feet to the east line of said SE1/4; thence south along the east line of said SE1/4 a distance of 560 feet to the point of beginning.

Tract 57
Tax Parcel Number 09-0140-000:
The S1/2NW1/4 of Section 26, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 58
Tax Parcel Number 17-0200-000:
The SW1/4 of Section 33, Township 103N, Range 41W, Nobles County, Minnesota, EXCEPT that part thereof described as follows: commencing at the southwest corner of said SW1/4; thence north, along the west line of said SW1/4, a distance of 746.67 feet to the point of beginning of this description; thence continuing north along the west line of said SW1/4, a distance of 1,074.38 feet; thence at right angles east a distance of 388.34 feet; thence south parallel with the west line of said SW1/4, a distance of 476.00 feet; to a point to be referred as Point A. Thence southwesterly to a point that is described as being 136.00 feet south and 23.42 feet west of said Point A to be known as Point B; thence continuing from said Point B south and parallel with the west line of said SW1/4 a distance of 462.38 feet; thence west a distance of 364.92 feet, more or less, to the point of beginning.

Tract 59
Tax Parcel Number 17-0208-000:
All that part of the S1/2NW1/4 and the NE1/4NW1/4 of Section 35, Township 103N, Range 41W, Nobles County, Minnesota, that lies north of the centerline of Nobles County Ditch No. 5.

Tract 60
Tax Parcel Number 03-0104-000:
The NE1/4 of Section 18, Township 102N, Range 41W, Nobles County, Minnesota, EXCEPT that portion deeded to the State of Minnesota in a certain Warranty Deed dated November 9, 1964 and recorded in the office of the Register of Deeds on January 15, 1965, as Document No. 167148, and also except Highway easements.

Tract 61

Tax Parcel Number 17-0202-750:
The N1/2NEl/4 of Section 34, Township 103N, Range 41W, Nobles County, Minnesota, EXCEPT the following two tracts:
Parcel One: beginning at a point 167 feet north of the southeasterly corner of said N1/2NE1/4; thence north on the easterly line of said tract a distance of 531 feet; thence at right angles westerly parallel to the southerly line of said tract 443 feet; thence at right angles southerly and parallel to the easterly line of said tract 531 feet; thence at right angles easterly and parallel to the southerly line of said tract 433 feet, more or less, to the place of beginning
Parcel Two: East 1012 feet of the N1/2NE1/4 lying south of the County Ditch, EXCEPTING therefrom the following: beginning at a point 167 feet north of the southeasterly corner of said N1/2NE1/4; thence north on the easterly line of said tract a distance of 531 feet; thence at right angles westerly parallel to the southerly line of said tract 443 feet; thence at right angles southerly and parallel to the easterly line of said tract 531 feet; thence at right angles easterly and parallel to the southerly line of said tract 433 feet, more or less, to the place of beginning.
Tract 62
Tax Parcel Number 17-0081-000:
The E1/2NW1/4 of Section 16, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 63
Tax Parcel Number 09-0058-000:
The SE1/4 of Section 10, Township 103N, Range 42W, Nobles County, Minnesota, EXCEPTING THEREFROM that part thereof described as follows: commencing at the southeast corner of the said SE1/4; thence north along the east line of the said SE1/4, a distance of 80 rods to the point of beginning; thence west and parallel with the south line of said SE1/4, a distance of 438 feet; thence north and parallel with the east line of said SE1/4, a distance of 700 feet; thence east and parallel with the south line of said SE1/4, a distance of 438 feet; thence south along the east line of said SE1/4, a distance of 700 feet to the point of beginning.

Tract 64
Tax Parcel Number 09-0068-000:
The SW1/4 of Section 12, Township 103N, Range 42W, Nobles County, Minnesota, EXCEPT a tract of land in the SW1/4 of Section 12, Township 103N, Range 42W, Nobles County, Minnesota, described as follows: beginning at the southwest corner of said SW1/4 and thence north along the west line of said quarter section a distance of 2184.6 feet to the place of beginning; thence east and parallel with the south line of said quarter section a distance of 1260.6 feet; thence south and parallel with the west line of said section a distance of 623.7 feet; thence west and parallel to the south line of said quarter section a distance of 1260.6 feet more or less to the west line of said SW1/4; thence north on the west line of said SW1/4 to the point of beginning, Nobles County, Minnesota. Said property is subject to easements of record.

Tract 65
Tax Parcel Number 17-0113-000:
The SE1/4 of Section 21, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 66
Tax Parcel Number 03-0018-000:
The N1/2SW1/4 of Section 3, Township 102N, Range 41W, Nobles County, Minnesota.

Tract 67
Tax Parcel Number 09-0062-000:
The W1/2NE1/4 of Section 11, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 68
Tax Parcel Number 09-0060-000:
The SE1/4 EXCEPT the north 119.00 acres of the SE1/4 of Section 11, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 69
Tax Parcel Number 17-0206-000:
The NE1/4 of Section 35, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 70
Tax Parcel Number 17-0163-000:
The N1/2NW1/4 of Section 27, Township 103N, Range 41W, Nobles County, Minnesota, EXCEPT a tract of land located in the NW1/4 of Section 27, Township 103N, Range 41W, described as follows: commencing at the northwest corner of the said NW1/4, thence east on the north line of the said NW1/4 a distance of 990 feet to the point of beginning of this description; thence south parallel with the west line of the said NW1/4 a distance of 667 feet; thence east parallel with the north line of the said NW1/4 a distance of 350 feet; thence north parallel with the west line of the said NW1/4 a distance of 667 feet to the north line of the said NW1/4; thence west on the north line of the said NW1/4 a distance of 350 feet to the point of beginning.

Tract 71
Tax Parcel Number 17-0088-500:
That part of the SE1/4 of Section 17, Township 103N, Range 41W, Nobles County, Minnesota, described as follows to-wit: starting at the southeast corner of Section 17, Township 103N, Range 41W, thence west 1938 feet to the center of Judicial Ditch No. 11- B; thence north on the center line of said open ditch a distance of 2773 feet to the north line of the said SE1/4 of Section 17; thence east on the north line of said Quarter Section, a distance of 1616 feet to the northeast corner of said Quarter Section; thence south on the east line of said Section 17, a distance of 2648.2 feet to the southeast corner of said Section 17, which is the point of beginning.

Tract 72
Tax Parcel Number 03-0043-000:
The NW1/4 of Section 8, Township 102N, Range 41W, Nobles County, Minnesota.

Tract 73
Tax Parcel Number 09-0053-000:
The S1/2SW1/4 of Section 10, Township 103N, Range 42W, Nobles County, Minnesota.
Tax Parcel Number 09-0054-000:
The N1/2SW1/4 of Section 10, Township 103N, Range 42W, Nobles County, Minnesota

Tract 74
Tax Parcel Number 03-0030-000:
A tract of land in the N1/2SE1/4 of Section 5, Township 102N, Range 4IW, Nobles County, Minnesota, described as follows: beginning at a point in the east line of said tract 254 feet northerly of the southeasterly corner thereof (said point of beginning being generally in the middle of a bridge now located on said easterly line); thence northerly on said easterly line to the northeasterly corner of said tract; thence westerly on the north line of said tract a distance of 510 feet; thence southerly at right angles a distance of 561 feet; thence easterly parallel to the north line of said tract a distance of 190 feet; thence southerly parallel to the easterly line of said tract a distance of 175 feet to a point; thence in a generally southeasterly direction a distance of 410 feet more or less to the point of beginning.

Tract 75
Tax Parcel Number 17-0082-000:
The W1/2NW1/4 of Section 16, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 76
Tax Parcel Number 09-0082-000:
The N1/2NE1/4 of Section 15, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 77
Tax Parcel Number 09-0060-500:
The north 119.00 acres of the SE1/4 of Section 11, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 78
Tax Parcel Number 17-0192-000:
The N1/2SE1/4 of Section 32, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 79
Tax Parcel Number 03-0026-000
The Northwest Quarter of the Southwest Quarter (NW1/4SW1/4) and the South Half of the Southwest Quarter (S1/2SW1/4) of Section Four (4), township One Hundred Two

(102) North, Range Forty-one (41) West of the 5th P.M., except a tract of land five (5) rods East and West by thirty (30) rods North and South, in the Northwest corner of the Southwest Quarter (SW¼) of Section Four (4), heretofore deeded to the township of Dewald and further except:

A 6.52 acre tract of land located in the Southwest Quarter (SW1/4) of Section Four (4), Township One Hundred Two (102) North, Range Forty-one (41) West described as follows:
Commencing at the Southwest corner of the Section; thence East 528 feet; thence North 538 feet; thence West 528 feet; thence South 538 feet, to the point of beginning.

Tax Parcel Number 03-0031-000
The South Half of the Southeast Quarter (S1/2SE1/4) of Section 5 township 102, Range 41.

Tax Parcel Number 03-0047-000
The West Half of the Northwest Quarter (W1/2NW1/4) of Section 9, Township 102, Range 41.

Tax Parcel Number 03-0048-000
The East Half of the Northwest Quarter (E1/2NW1/4) of Section 9, Township 102, Range 41 West of the 5th P.M., subject to road right-of-way.

Tax Parcel Number 03-0051-000
The Southeast Quarter (SE1/4) of Section 9, Township 102, Range 41.

Tract 80
Tax Parcel Number 17-0188-000:
The SW1/4NW1/4 of Section 32, Township 103N,Range 41W, Nobles County, Minnesota, EXCEPT a tract of land in the NW1/4 of Section 32, Township 103N, Range 41W, Nobles County, Minnesota, described as follows: beginning at the northwest comer of said NW1/4 and thence continuing southerly on the west line of said NW1/4 a distance of 1,756 feet to a point, which is the point of beginning; thence continuing southerly on said west line to the southwest corner of the said NW1/4 of Section 32; thence easterly on the south line of said NW1/4 a distance of 468 feet 8 inches; thence at right angles northerly and parallel to the west line of said NW1/4 a distance of 896 feet; thence at right angles westerly a distance of 468 feet 8 inches, more or less, to the point of beginning. Subject to easement for road.

Tract 81
Intentionally Deleted

Tract 82
Tax Parcel Number 14-0005-000:

The SE1/4 of Section 2, Township 102N, Range 42W, Nobles County, Minnesota.

Tract 83
Intentionally Deleted

Tract 84
Tax Parcel Number 17-0181-000:
The NW1/4 of Section 31, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 85
Tax Parcel Number 17-0122-000:
The SW1/4 of Section 22, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 86
Tax Parcel Number 17-0193-000:
The S1/2SE1/4 of Section 32, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 87
Tax Parcel Number 09-0185-000:
The NW1/4 of section 35, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 88
Tax Parcel Number 03-0025-000:
The SE1/4 of Section 4, Township 102N, Range 41W, Nobles County, Minnesota,
EXCEPT ALL THAT PART of the following described tract:
SE1/4 and the S1/2NE1/4 of Section 4, Township 102N, Range 41W, Nobles County, Minnesota, which lies easterly of a line run parallel with and 50 feet westerly of the following described centerline: beginning at the southeast corner of said Section 4; thence northerly on and along the east line of said Section for a distance of 3960 feet, more or less, to the northeast corner of the S1/2NE1/4 of said Section 4 and there terminating, excepting therefrom the right of way of existing highways.
Together with a sight corner easement described as follows:
beginning at a point 133 feet north and 50 feet west of the southeast corner of said Section 4; thence south and parallel with the east line of said Section for a distance of 100 feet; thence west and parallel with the south line of said Section for a distance of 100 feet; thence northeasterly to the point of beginning.
The following backslope easement shall cease upon completion of the grading:
beginning at a point 1187 feet north and 50 feet west of the southeast corner of said Section 4; thence west for a distance of 55 feet; thence north and parallel with the east line of said Section for a distance of 1500 feet; thence east for a distance of 55 feet; thence north and parallel with the east line of said Section for a distance of 600 feet; thence west for a distance of 15 feet; thence north and parallel with the east line of said Section for a distance of 400 feet; thence east for a distance of 15 feet; thence south and parallel with the east line of said Section for a distance of 2500 feet to the point of beginning

Tax Parcel Number 03-0024-000:
The S1/2NE1/4 and the SE1/4NW1/4 and the NE1/4SW1/4 of Section 4, Township 102N, Range 41W, Nobles County, Minnesota,
EXCEPT all that part of the following described tract:
SE1/4 and the S1/2NE1/4 of Section 4, Township 102N, Range 41W, Nobles County, Minnesota, which lies easterly of a line run parallel with and 50 feet westerly of the following described centerline: beginning at the southeast corner of said Section 4; thence northerly on and along the east line of said Section for a distance of 3960 feet, more or less, to the northeast corner of the S1/2NE1/4 of said Section 4 and there terminating, excepting therefrom the right of way of existing highways.
Together with a sight corner easement described as follows: beginning at a point 133 feet north and 50 feet west of the southeast corner of said Section 4; thence south and parallel with the east line of said Section for a distance of 100 feet; thence west and parallel with the south line of said Section for a distance of 100 feet; thence northeasterly to the point of beginning.
The following backslope easement shall cease upon completion of the grading:
beginning at a point 1187 feet north and 50 feet west of the southeast corner of said Section 4; thence west for a distance of 55 feet; thence north and parallel with the east line of said Section for a distance of 1500 feet; thence east for a distance of 55 feet; thence north and parallel with the east line of said Section for a distance of 600 feet; thence west for a distance of 15 feet; thence north and parallel with the east line of said Section for a distance of 400 feet; thence east for a distance of 15 feet; thence south and parallel with the east line of said Section for a distance of 2500 feet to the point of beginning

Tract 89
Tax Parcel Number 17-0190-000:
The S1/2SW1/4 of Section 32, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 90
Tax Parcel Number 09-0143-000:
The NE1/4 of Section 26, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 91
Tax Parcel Number 14-0068-000:
The NW1/4 of Section 12, Township 102N, Range 42W, Nobles County, Minnesota.

Tract 92
Tax Parcel Number 14-0064-000:
The E1/2NE1/4 of Section 11, Township 102N, Range 42W, Nobles County, Minnesota.

Tract 93

Tax Parcel Number 03-0037-000:
The SW1/4 of Section 6, Township 102N, Range 41W, Nobles County, Minnesota, EXCEPTING THEREFROM that part thereof described as follows, to-wit: beginning at a point on the south line of the said SW1/4 a distance of 852 feet east of the southwest corner thereof; thence north and parallel to the west line of said SW1/4 a distance of 318 feet; thence at right angles easterly a distance of 135 feet; thence north and parallel to the west line of said SW1/4 a distance of 404 feet; thence at right angles easterly a distance of 360 feet; thence south and parallel to the west line of said SW1/4 to the south line of said SW1/4; thence westerly on and along the south line of said SW1/4 to the point of beginning.

Tract 94
Tax Parcel Number 17-0205-250:
A tract of land in the SW1/4 of Section 34, Township 103N, Range 41W, Nobles County, Minnesota, described as follows: commencing at the southwest corner of Section 34, thence running north along the west line of said Section a distance of 397 feet to the point of beginning; thence running east and parallel with the south line of said Section a distance of 547 feet; thence running north and parallel with the west line of said Section a distance of 518 feet; thence running west and parallel with the south line of said Section a distance of 547 feet to the west line of said Section; thence running south along the west line of said Section a distance of 518 feet to the point of beginning.

Tract 95
Tax Parcel Number 17-0152-500:
The W1/2NW1/4 of Section 26, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 96
Tax Parcel Number 03-0090-000:
The S1/2NW1/4 of Section 15, Township 102N, Range 41W, Nobles County, Minnesota, lying north of Interstate Highway 90.

Tract 97
Tax Parcel Number 14-0069-000:
The SW1/4 of Section 12, Township 102N, Range 42W, Nobles County, Minnesota.

Tract 98
Tax Parcel Number 17-0154-000:
The W1/2NE1/4 of Section 26, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 99
Tax Parcel Number 17-0211-000:
The E1/2SW1/4 of Section 35, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 100

Tax Parcel Number 17-0114-000:
The E1/2SW1/4 of Section 21, Township 103N, Range 41W, Nobles County, Minnesota.

Tract 101
Tax Parcel Number 09-0126-000:
The NE1/4 of Section 22, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 102
Tax Parcel Number 03-0042-000:
The SW1/4 of Section 7, Township 102N, Range 41W, Nobles County, Minnesota.

Tract 103
Tax Parcel Number 17-0117-500:
The fractional NE1/4 of Section 22, Township 103N, Range 41W, Nobles County, Minnesota, lying southerly and westerly of the right-of-way of the Rock Island Railroad, EXCEPT that part thereof described as follows: commencing at the east quarter corner of said section, said point also being the point of beginning of this description; thence west, assumed bearing, along the east-west quarter line of said section, a distance of 2164.82 feet; thence north 00°18'03" east a distance of 577.17 feet; thence north 88°10'57" east a distance of 577.30 feet; thence south 00°52'45" east a distance of 239.04 feet; thence south 89°29'45" east a distance of 160.89 feet; thence south 01°36'02" west a distance of 313.16 feet to a point 42.00 feet northerly, measured at right angles, of said quarter line; thence east, parallel with said quarter line, a distance of 1429.38 feet to the east line of said section; thence south 00°33'53" west, along said east section line, a distance of 42.00 feet to the point of beginning
TOGETHER WITH
The south 52 feet of the west 540 feet of that part of the S1/2NE1/4 of Section 22, Township 103N, Range 41W, Nobles County, Minnesota, being more particularly described as follows: commencing at the east quarter corner of said Section, said point also being the point of beginning of this description; thence west, assumed bearing, along the East-West Quarter line of said Section, a distance of 2164.82 feet; thence north 00°18'03" east a distance of 577.l 7 feet; thence north 88°10'57" east a distance of 577.30 feet; thence south 00°52'45" east a distance of 239.04 feet; thence south 89°29'45" east a distance of 160.89 feet; thence south 01°36'02" west a distance of 313.16 feet to a point 42.00 northerly, measured at right angles, of said quarter line; thence east, parallel with said quarter line, a distance of 1429.38 feet to the east line of said Section; thence south 00°33'53" west, along said East Section line, a distance of 42.00 feet to the point of beginning, TOGETHER WITH a non-exclusive easement for ingress and egress over and across a tract described as: commencing at the east quarter corner of said Section 22, said point also being the point of beginning of this easement description; thence west, assumed bearing, along the East-West Quarter line of said Section, a distance of 1624.82 feet; thence north 00°18'03" east a distance of 42 feet to a point 42 feet northerly, measured at right angles, of said quarter line; thence east, parallel with said quarter line, a distance of 1624.82 feet to the east line of said Section; thence south 00°33'53" west, along said East Section line, a distance of 42 feet to the point of beginning.

Tract 104
Tax Parcel Number 09-0193-000:
The south 10 acres of the S1/2NW1/4 of Section 36, Township 103N, Range 42W, Nobles County, Minnesota.

Tract 105
Intentionally Deleted

Tract 106
Tax Parcel Number 17-0199-000:
The S1/2SE1/4 of Section 33, Township 103N, Range 41W, Nobles County, Minnesota

II.	PROPERTIES IN THE STATE OF NORTH DAKOTA

1.	The following described real property, situate, lying and being in the County of Rolette, to wit:

Border Wind Farm

Real property in the County of Rolette, State of North Dakota, described as follows:

TRACT 1:
Tom Hudson and Janet Hudson, husband and wife
B113320-145
(TAX ID:     01000001175025)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 31, 2012, by and between Tom Hudson and Janet Hudson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded April 9, 2012 as Document No. 60674 of Official Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (a/k/a Tom Hudson) and Janet S. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63156 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

A tract of land in Section 27, Township 164 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota described as follows:

Beginning at the Northeast Corner of Government Lot 1, Section 27; thence West 3539.2 feet on the North boundary line of Government Lots 1, 2, 3, and 4, Section 27; thence South to a point on the South Section line of Section 27 3505.2 feet west of the Southeast Corner of Section 27; then East on the South Section line of Section 27 to the Southeast Corner of Section 27; thence North on the East Section Line of Section 27 to the point of beginning.

TRACT 2:
Dan M. Pederson and David A. Pederson
B113320-75
(TAX ID:    01000001174000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson,Dan M. Pederson and Jerri L. Pederson, husband and wife,and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Lots 2, 3, and 4 of Section 26, Township 164 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 3:
Dan M. Pederson and David A. Pederson
B113320-51
(TAX ID:    01000001173000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½SW¼ and S½SE¼ of Section 26, Township 164 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 4:
Gary Garceau and Barbara Garceau, husband and wife, as to Lot 1 of Section 25,
Township 164 North, Range 70 West.
Garceau Farms LLC, a North Dakota limited liability company, as to Lots 2, 3 and 4 of Section 25 and Lot 1 of Section 26,Township 164 North, Range 70 West.
B113320-32
(TAX ID:    01000001170000)
(TAX ID:    01000001172001)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Gary Garceau& Barbara Garceau and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58132, in Book 66, at Page 73-77, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Gary Garceau and Barbara Garceau, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63099 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Lots One (1) Two (2), Three (3) and Four (4) of Section Twenty-Five (25)Township 164 North, Range 70 West, and Lot One (1) of Section Twenty-Six (26), Township 164 North, Range 70 West.

TRACT 5:
Doreen L. Hudson
B113320-98
(TAX ID:    05000005181000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Raymond J. Hudson & Doreen Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58138, in Book 66, at Page 99-104, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between RaymondJ. Hudson and Doreen L. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63151 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼SW¼, SW¼SE¼ and Lots 3, 4, and 5 of Section 30, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota;

LESS ALL that portion of Lots 4 and 5 of Section 30, Township 164 North, Range 69 West, lying within a strip of land 100 feet wide, located on the Easterly side of and measured at right angles to the following described highway centerline as surveyed and staked: beginning at the Southwest Corner of said

Section 30; thence running due North 1210.83 feet; thence along a 8 degree curve to the left 564.17 feet, more or less, until said strip crosses the West line of said Section 30, excepting all that portion lying within 33 feet of the section line.

TRACT 6:
Tom Hudson and Janet Hudson, husband and wife
B113320-124
(TAX ID:    5000005176001)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas L. Hudson and Janet S. Hudson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58136, in Book 66, at Page 91-94, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (aka Tom Hudson) and Janet S. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63103 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Lots 1, 2, 3, and 4 of Section 28, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 7:
Doreen L. Hudson
B113320-97
(TAX ID:    05000005178000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Raymond J. Hudson & Doreen L. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58138, in Book 66, at Page 99-104, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between RaymondJ. Hudson and Doreen L. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63151 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½SW¼ and S½SE¼ of Section 28, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 8:
Tom Hudson and Janet Hudson, husband and wife
B113320-123
(TAX ID:    5000005176000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas L. Hudson and Janet S. Hudson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58136, in Book 66, at Page 91-94, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (aka Tom Hudson) and Janet S. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AMas Document No. 63103 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Lots 1, 2, 3 and 4 of Section 27, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 9:
Doreen L. Hudson
B113320-96
(TAX ID:    5000005177000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Raymond J. Hudson & Doreen L. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58138, in Book 66, at Page 99-104, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between RaymondJ. Hudson and Doreen L. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63151 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½SW¼ and S½SE¼ of Section 27, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 10:
Tom Hudson and Janet Hudson, husband and wife
B113320-122
(TAX ID:    5000005175000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas L. Hudson and Janet S. Hudson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17,

2010 as Document No. 58136, in Book 66, at Page 91-94, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (aka Tom Hudson) and Janet S. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63103 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Lots 1, 2, 3 and 4 of Section 26, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 11:
Anthony M. Good
B113320-6
(TAX ID:    5000005174000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Anthony M. Good & Cheryl A. Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58127, in Book 66, at Page 51-54, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Anthony M. Good and Cheryl A. Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63160 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½SW¼ and the S½SE¼ both of Section 26, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 12:
Leonard Harold Garceau and Carolyn Paige Garceau, Trustees of the Garceau Revocable Trust Declaration of October 3, 2007
B113320-16
(TAX ID:    1000001036000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Carolyn P. Garceau& Leonard Garceau and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum for Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58145, in Book 66, at Page 129-132, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated April 10, 2014, by and between Leonard Harold Garceau and Carolyn Paige Garceau, as Trustees of the Garceau Revocable Trust Declaration dated October 3, 2007 and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63115 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Lots One (1), Two (2), Three (3) and Four (4) of Section Twenty-Five (25), Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 13:
Tom Hudson and Janet Hudson
B113320-121
(TAX ID:    05000005175000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas L. Hudson and Janet S.

Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58136, in Book 66, at Page 91-94, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (aka Tom Hudson) and Janet S. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63103 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½SW¼ and S½SE¼ of Section 25, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 14:
Garceau Farms LLC, a North Dakota limited liability company
B113320-27
(TAX ID:    01000001199000)
(TAX ID:    01000001198000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Gary Garceau& Barbara Garceau, husband and wife,and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58266, in Book 66, at Page 327-330, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Gary Garceau and Barbara Garceau, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to

Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63092 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

North Half of the Southeast Quarter (N½SE¼) and the North Half of the Southwest Quarter (N½SW¼) and the Northeast Quarter (NE¼) all of Section Thirty-Four (34), Township 164 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING THEREFROM, the West 620 feet of the North 416 feet of the Northwest Quarter of the Southwest Quarter (NW¼SW¼) of Section Thirty-Four (34), Township 164 North, Range 70 West.

TRACT 15:
Dan M. Pederson and David A. Pederson
B113320-53
(TAX ID:    10000012014000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 35, Township 164 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 16:
Dan M. Pederson and David A. Pederson
B113320-68
(TAX ID:    01000001206000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

W½SW¼ of Section 35, Township 164 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 17:
Dan M. Pederson and David A. Pederson
B113320-76
(TAX ID:    01000001203000)
(TAX ID:    01000001202000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project

Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ and E½SW¼ of Section 35, Township 164 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 18:
Garceau Farms LLC, a North Dakota limited liability company
B113320-28
(TAX ID:    01000001204000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Gary Garceau& Barbara Garceau, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58132, in Book 66, at Page 73-77, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Gary Garceau and Barbara Garceau, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63099 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Northeast Quarter (NE¼) of Section Thirty-Five (35), Township 164 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 19:
Dan M. Pederson and David A. Pederson
B113320-67
(TAX ID:    01000001210000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 36, Township 164 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 20:
Thomas W. Good
B113320-129
(TAX ID:    01000001208000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas W. Good and Sequoia

Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58135, in Book 66, at Page 87-90, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated April 21, 2014, by and between Thomas W. Good and Mary P. Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63113 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 36, Township 164 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 21:
Doreen L. Hudson
B113320-99
(TAX ID:    05000005184000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Raymond J. Hudson & Doreen L. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58138, in Book 66, at Page 99-104, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between RaymondJ. Hudson and Doreen L. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63151 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

E½NW¼ and Lots 1 and 2 of Section 31, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

LESS the West 100 feet of Lots 1 and 2 of Section 31, Township 164 North, Range 69 West excepting all that portion lying within 33 feet of the section lines.

TRACT 22:
JoAnn M. Juntunen f/k/a JoAnn M. Charbonneau
B113320-84
(TAX ID:    5000005185000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between JoAnn M. Juntunenand William L. Juntunenand Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58154, in Book 66, at Page 162-166, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “Amended and Restated First Amendment to Wind Project Easement Agreement”, dated as of January 29, 2014, by and between JoAnn Juntunen and William L. Juntunen, wife and husband, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Amended and Restated Memorandum of First Amendment to Wind Project Easement Agreement”, recorded June 5, 2014, as Document No. 63299 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

E½SW¼ and Lots 3 and 4 of Section 31, Township 164 North, Range 69 West of the Fifth Principal Meridian, Rolette County, North Dakota;

LESS the following described parcel:

Outlot A in the Southwest Quarter of said Section 31, Township 164 North, Range 69 West, as per the plat map recorded September 23, 1993, as Document

No. 40205, on page 64 A of Book C of Plats, in the Office of the Register of Deeds, Rolette County, North Dakota.

AND LESS the West 100 feet of Lots 3 and 4 of Section 31, Township 164 North, Range 69 West, excepting all that portion lying within 33 Feet of the section lines.

TRACT 23:
Dan M. Pederson and David A. Pederson
B113320-59
(TAX ID:    05000005183000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 31, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 24:
Dan M. Pederson and David A. Pederson
B113320-60
(TAX ID:    05000005189000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and

Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

N½NE¼ and N½NW¼ of Section 32, Township 164, North, 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 25:
Dan M. Pederson and David A. Pederson
B113320-74
(TAX ID:    05000005187000)
(TAX ID:    05000005188000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½NE¼, S½NW¼ and the SW¼, ALL of Section 32, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 26:
Dan M. Pederson and David A. Pederson
B113320-62
(TAX ID:    05000005186000)
(TAX ID:    05000005133000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009 by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184 Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 32, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

AND

Lot 2 of Section 5, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 27:
David A. Pederson and Dan M. Pederson
B113320-153
(TAX ID:    05000005191000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 33, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 28:
David A. Pederson and Dan M. Pederson
B113320-152
(TAX ID:    0500000519000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 33, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 29:
Belle Good
B113320-15
(TAX ID:    05000005194000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Belle Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58128, in Book 66, at Page 55-58, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “Amended and Restated First Amendment to Wind Project Easement Agreement”, dated as of January 15, 2014, by and between Belle Good, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Amended and Restated Memorandum of First Amendment to Wind Project Easement Agreement”, recorded June 12, 2014 as Document No. 63321 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

West Half of the Northeast Quarter (W1/2NE1/4) and the West Half of the Southeast Quarter (W1/2SE1/4) of Section Thirty-Three (33), Township 164, North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 30:
Anne Lorraine Troyer a/k/a Lorraine Troyer
B113320-1
(TAX ID:    5000005193000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Anne Lorraine Troyer and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58126, in Book 66, at Page 47-50, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 29, 2014, by and between Anne Lorraine Troyer and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 as Document No. 63165 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

E½NE¼ of Section 33, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 31:
Loretta M. Cornell a/k/a Loretta Cornell
B113320-88
(TAX ID:    05000005192000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Loretta M. Cornell and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58155, in Book 66, at Page 167-170, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated April 21, 2014, by and between Loretta M. Cornell, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29,2014 at 10:01 AM as Document No. 63114 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

E½SE¼ of Section 33, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 32:
Loretta M. Cornell
B113320-89
(TAX ID:    05000005198000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Loretta M. Cornell and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58155, in Book 66, at Page 167-170, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated April 21, 2014, by and between Loretta M. Cornell, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29,2014 at 10:01 AM as Document No. 63114 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 34, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 33:
Anne Lorraine Troyer
B113320-2
(TAX ID:    05000005197000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Anne Lorraine Troyer and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58126, in Book 66, at Page 47-50, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 29, 2014, by and between Anne Lorraine Troyer and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 as Document No. 63165 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NE¼ of Section 34, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 34:
Anthony M. Good
B113320-5
(TAX ID:    05000005196000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Anthony M. Good & Cheryl A. Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58127, in Book 66, at Page 51-54, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Anthony M. Good and Cheryl A. Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63160 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 34, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 35:
Tom Hudson and Janet Hudson
B113320-120
(TAX ID:    05000005199000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas L. Hudson and Janet S. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58136, in Book 66, at Page 91-94, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (aka Tom Hudson) and Janet S. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AMas Document No. 63103 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 35, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 36:
Thomas W. Good
B113320-127
(TAX ID:    05000005203000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas W. Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58135, in Book 66, at Page 87-90, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated April 21, 2014, by and between Thomas W. Good and Mary P. Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63113 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NE¼ of Section 35, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 37:
Thomas W. Good
B113320-128
(TAX ID:    05000005202000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas W. Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58135, in Book 66, at Page 87-90, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated April 21, 2014, by and between Thomas W. Good and Mary P. Good, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63113 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 35, Township 164 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 38:
Dan M. Pederson and David A. Pederson
B113320-69
(TAX ID:    01000001021000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½NW¼ and Lots 3 and 4 of Section 3, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 39:
Dan M. Pederson and David A. Pederson
B113320-54
(TAX ID:    01000001140000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½NE¼, Lots 1 & 2 of Section 3 Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 40:
Dan M. Pederson and David A. Pederson
B113320-55
(TAX ID:    1000001013000)
(TAX ID:    01000001017000)
(TAX ID:    01000001015000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David

A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½SW¼ of Section 2; SE¼, E½SW¼, NW¼SW¼ of Section 3, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota;

LESS a Tract of commencing at a point which is 33.00 feet North and 33.0 feet East of the Southwest corner of Section 2, Township 163 North, Range 70 West; thence 150 feet North, parallel to the West line of said Section 2, thence 290.4 feet East, parallel to the South line of said Section 2, thence 150.0 feet South parallel to the West line of said Section 2, thence 290.4 feet West, parallel to the South line of said Section 2, to the point of beginning.

TRACT 41:

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated May 28, 2010, by and between Paulette Gustafson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded December 3, 2010 as Document No. 59017, in Book 67, at Page 157-160, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

AS TO PARCEL A:

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Gary Garceau (aka Gary M. Garceau) and Barbara Garceau (aka Barbara L. Garceau), husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Amended and Restated Memorandum of First Amendment to Wind Project Easement Agreement”, recorded June 12, 2014 at 9:00 AM as Document No. 63317 of Official Records.

AS TO PARCEL B:

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Mitchell Beck (aka Mitchell L. Beck), a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Amended and Restated Memorandum of First Amendment to Wind Project Easement Agreement”, recorded June 12, 2014 at 9:00 AM as Document No.63318 of Official Records

AS TO PARCEL C:

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated April 30, 2014, by and between Cynthia Buchanan, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 21, 2014 at 9:24 AM as Document No. 63240 of Official Records.

TRACT 41 LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 2, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota

EXCEPT That part of the Southeast Quarter (SE¼) of Section Two (2), Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota, described as follows: Commencing at a point 560 feet North of the Southeast Corner of said Southeast Quarter (SE¼); thence due North a distance of 210 feet; thence due West a distance of 210 feet; thence due South a distance of 210 feet; thence due east a distance of 210 feet to the point of beginning, consisting of one acre, more or less and sometimes referred to as “Outlot A” of the SE¼ of Section 2, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 41 – PARCEL A)    Gary M. Garceau and Barbara L. Garceau as to the following:

That part of the Southeast Quarter of the Southeast Quarter (SE¼SE¼) of Section 2, Township 163 North, Range 70 West, Rolette County, North Dakota, described as follows:

Beginning at a point 750 feet North of the Southeast Corner of Section 2, Township 163 North, Range 70 West, thence West 200 feet, thence North at a Right Angle 500 feet, thence East at a Right Angle 200 feet, thence South at a Right Angle 500 feet to the point of beginning LESS the South 20’ thereof
B113320-143
(TAX ID:    01000001006100)

TRACT 41 – PARCEL B)    Mitchell Beck a/k/a Mitchell L. Beckas to the following:

Southeast Quarter (SE¼) of Section 2, Township 163 North, Range 70 West, Rolette County, North Dakota:

LESS A tract of land more fully described as follows: Commencing at the Southwest corner of the Southwest Quarter of the Southeast Quarter of Section 2, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota; thence due East a distance of 200 feet to the point of beginning; thence due North 208 feet; thence due East a distance of 208 feet; thence due South a distance of 208 feet; thence due west a distance of 208 feet to the point of beginning.

LESS That part of the SE¼SE¼ of Section 2, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota, described as follows: Beginning at a point 750 feet North of the Southeast Corner of Section 2, Township 163 North, Range 70 West, thence West 200 feet, thence North at a Right Angle 500 feet, thence East at a Right Angle 200 feet, thence South at a Right Angle 500 feet to the point of beginning Except the South 20 Feet Thereof

LESS That part of the Southeast Quarter (SE¼) of Section Two (2), Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota, described as follows: Commencing at a point 560 feet North of the Southeast Corner of said Southeast Quarter (SE¼); thence due North a distance of 210 feet; thence due West a distance of 210 feet; thence due South a distance of 210 feet; thence due east a distance of 210 feet to the point of beginning, consisting of one acre, more or less and sometimes referred to as “Outlot A” of the SE¼ of Section 2, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.
B113320-143
(TAX ID:    01000001006000)

TRACT 41 – PARCEL C)    Cynthia L. Buchanan as to the following:

A tract of land more fully described as follows: Commencing at the Southwest corner of the Southwest Quarter of the Southeast Quarter of Section 2, Township 163 North, Range 70 West, Rolette County, North Dakota; thence due East a distance of 200 feet to the point of beginning; thence due North 208 feet; thence due East a distance of 208 feet; thence due South a distance of 208 feet; thence due West a distance of 208 feet to the point of beginning
B113320-143
(TAX ID:    01000001008000)

TRACT 42:
Leonard Harold Garceau and Carolyn Paige Garceau, Trustees of the Garceau Revocable Trust Declaration of October 3, 2007
B113320-86
(TAX ID:    1000001001000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Leonard Garceauand Carolyn Garceau, husband and wife,and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58140, in Book 66, at Page 109-112, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396, of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated April 10, 2014, by and between Leonard Harold Garceau and Carolyn Paige Garceau, as Trustees of the Garceau Revocable Trust Declaration dated October 3, 2007 and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63116 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½SW¼, NW¼SW¼ and SW¼NW¼ of Section 1, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 43:
Garceau Farms LLC, a North Dakota limited liability company
B113320-29
(TAX ID:    1000001002000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Gary Garceau& Barbara Garceau, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58132, in Book 66, at Page 73-77, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Gary Garceau and Barbara Garceau, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63099 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Southeast Quarter of the Northwest Quarter (SE¼NW¼), Northeast Quarter of the Southwest Quarter (NE¼SW¼) and Lots Three (3) and Four (4), all in Section One (1), Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 44:
Garceau Farms LLC, a North Dakota limited liability company
B113320-30
(TAX ID:    01000001004000)
(TAX ID:    01000001089000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Gary Garceau& Barbara Garceau, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58132, in Book 66, at Page 73-77, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Gary Garceau and Barbara Garceau, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63099 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Southeast Quarter (SE¼) of Section One (1), and the Northeast Quarter (NE¼) of Section Twelve (12), all in Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

LESS the East 100 Feet of the Southeast Quarter (SE¼) of Section One (1), Township 163 North, Range 70 West, excepting all that portion lying within 33 feet of the section lines, as granted to the State of North Dakota, for the use and benefit of the State Highway Department, in Warranty Deed recorded April 18, 1957, in Book 50, Page 100 of Deed Records.

And LESS the East 100 Feet of the Northeast Quarter (NE¼) of Section Twelve (12), Township 163 North, Range 70 West, as granted to the State of North Dakota, for the use and benefit of the State Highway Department, in Warranty Deed recorded April 18, 1957, in Book 50, Page 101 of Deed Records.

TRACT 45:
Dan M. Pederson and David A. Pederson
B113320-71
(TAX ID:    5000005136000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson & Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼NW¼ and Lots 3, 4, and 5 of Section 6, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

LESS the West 100 feet of Lots 4 and 5 of Section 6, Township 163 North, Range 69 West, excepting all that portion lying within 33 feet of the section lines.

TRACT 46:
Dan M. Pederson and David A. Pederson
B113320-58
(TAX ID:    5000005035000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½NE¼, Lots 1 & 2 of Section 6, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 47:
Forda J. Marcil, Subject to a Contract for Deed in favor of Glenn R. Marcil and Jeanie R. Marcil
B113320-38
(TAX ID:    5000005139000)
(TAX ID:    5000005038000)
(TAX ID:    5000005141000)
(TAX ID:    5000005140000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Glenn R. Marcil& Jeanie R. Marcil and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58262, in Book 66, at Page 308-311, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Glenn R. Marcil and Jeanie R. Marcil, husband and wife, and FordaMarcil, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63096 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ and the E½SW¼ and Lots 6 and 7 of Section 6; and the NE¼ and the E½NW¼ and Lots 1 and 2 of Section 7, ALL in Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

LESS the West 100 feet of Lots 1 and 2 of Section 7, Township 163 North, Range 69 West excepting all that portion lying within 33 feet of the Section Lines, as granted to the State of North Dakota, for the use and benefit of the State Highway

Department, in Warranty Deed recorded April 17, 1957, in Book 50, Page 88 of Deed Records;

LESS the West 100 feet of Lots 6 and 7 of Section 6, Township 163 North, Range 69 West excepting all that portion lying within 33 feet of the Section Lines, as granted to the State of North Dakota, for the use and benefit of the State Highway Department, in Warranty Deed recorded April 17, 1957, in Book 50, Page 89 of Deed Records.

TRACT 48:
Sara Cole and James Cole, Subject to a life estate reservation by Herbert A. Good aka Herbert Good and Elaine Good
B113320-48
(TAX ID:    5000005149000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Herbert A. Good & Elaine Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58268, in Book 66, at Page 335-339, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Herbert A. Good (aka Herbert Good) and Elaine Good, husband and wife,and Sara Cole and James Cole, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63111 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½NW¼ and Lots 3 and 4 of Section 5, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 49:
Susan Gailfus, Subject to a reservation of life estate by Herbert A. Good, aka Herbert Good and Elaine Good
B113320-49
(TAX ID:    5000005065000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Herbert A. Good & Elaine Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58268, in Book 66, at Page 335-339, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Herbert A. Good (aka Herbert Good) and Elaine Good, husband and wife,and Susan Gailfus, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63085 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 5, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 50:
Robert J. Boppre
B113320-104
(TAX ID:    5000005129000)
(TAX ID:    5000005130000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Robert J. Boppre& Judith G. Boppre and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58137, in Book 66, at Page 95-98, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Robert J. Boppre and Judith G. Boppre, husband and wife,and Border Winds Energy, LLC, a

Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63159 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 4 and N½SE¼ and S½NE¼ and Lot 1 of Section 5, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 51:
Robert J. Boppre
B113320-106
(TAX ID:    5000005126000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Robert J. Boppre& Judith G. Boppre and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58137, in Book 66, at Page 95-98, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Robert J. Boppre and Judith G. Boppre, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63159 of Official Records
LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½NW¼ and Lots 3 and 4 in Section 4, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 52:
Robert J. Boppre
B113320-105
(TAX ID:    5000005149000)
(TAX ID:    5000005130000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Robert J. Boppre& Judith G. Boppre and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58137, in Book 66, at Page 95-98, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Robert J. Boppre and Judith G. Boppre, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63159 of Official Records
LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ and N½N½SW¼ of Section 9, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 53:
Robert J. Boppre
B113320-107
(TAX ID:    5000005150003)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Robert J. Boppre& Judith G. Boppre and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58137, in Book 66, at Page 95-98, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Robert J. Boppre and Judith G. Boppre, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First

Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63159 of Official Records
LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½N½SW¼ of Section 9, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 54:
Robert J. Boppre
B113320-108
(TAX ID:    5000005150003)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Robert J. Boppre& Judith G. Boppre and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58137, in Book 66, at Page 95-98, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Robert J. Boppre and Judith G. Boppre, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63159 of Official Records
LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½SW¼ of Section 9, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 55:
Estate of Myron Good
B113320-14
(TAX ID:    5000005128000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Belle Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58128, in Book 66, at Page 55-58, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “Amended and Restated First Amendment to Wind Project Easement Agreement”, dated as of January 15, 2014, by and between Belle Good and Anthony M. Good, as Personal Representatives of the Estate of Myron R. Good, Sherri B. Maki and Mitchell L. Maki, wife and husband, as heir and designated devisee, Belle Good, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Amended and Restated Memorandum of First Amendment to Wind Project Easement Agreement”, recorded June 12, 2014 as Document No. 63319 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of the Northeast Quarter (S1/2NE/1/4) and Lots One (1) and Two (2) of Section Four (4), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 56:
William B. Mickelson and Cynthia K. Mickelson
B113320-130
(TAX ID:    5000005127000)
(TAX ID:    5000005151000)
(TAX ID:    5000005152000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between William B. Mickelson & Cynthia K. Mickelson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58133, in Book 66, at Page 78-82, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated December 31, 2013, by and between William B. Mickelson and Cynthia K. Mickelson, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 as Document No. 63152 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 4 and E½ of Section 9, ALL in Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 57:
Belle Good
B113320-13
(TAX ID:    5000005124000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Belle Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58128, in Book 66, at Page 55-58, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “Amended and Restated First Amendment to Wind Project Easement Agreement”, dated as of January 15, 2014, by and between Belle Good, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Amended and Restated Memorandum of First Amendment to Wind Project Easement Agreement”, recorded June 12, 2014 as Document No. 63321 of Official Records.
LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of the Northwest Quarter (S1/2NW1/4) and Lots Three (3) and Four (4) of Section Three (3), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 58:
Doreen L. Hudson
B113320-93
(TAX ID:    5000005123000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Raymond J. Hudson & Doreen L. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58138, in Book 66, at Page 99-104, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between Raymond J. Hudson and Doreen L. Hudson, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63151 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½NE¼ and Lots 1 and 2 in Section 3, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 59:
Anthony M. Good and Cheryl A. Good, husband and wife
B113320-7
(TAX ID:    5000005122000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Anthony M. Good and Cheryl A. Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010, as Document No. 58125, in Book 66, at Page 43-46, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Anthony M. Good and Cheryl A. Good, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63161 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 3, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

Tract 60:
B113320-4
A. Wind Easement Parcel.
Fee owner: Northern States Power Company, a Minnesota corporation, as successor-in-interest to Border Winds Energy, LLC, a Delaware limited liability company (as to Parcels 1 and 2)
Anthony M. Good and Cheryl Good (as to Parcel 3)
TAX ID: Parcel 1 - 05-00000-5125-010
Parcel 2 - 05-00000-5125-TBD
Parcel 3 – 05-00000-5125-000
Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Anthony M. Good & Cheryl A. Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58127, in Book 66, at Page 51-54, Miscellaneous Records.
An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.
As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Anthony M. Good and Cheryl A. Good, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63160 of Official Records.
LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:
Parcel 1
Outlot A in the SE¼ of Section 3, Township 163 North, Range 69 West of the 5th Principal Meridian, as per the plat map recorded, September 9, 2014, as Document No. 63637, in the Office of the Recorder, Rolette County, North Dakota.
AND
Parcel 2
Outlot B in the SE¼ of Section 3, Township 163 North, Range 69 West of the 5th Principal Meridian, as per the plat map recordedSeptember 28, 2015, as Document No.64751, in the Office of the Recorder, Rolette County, North Dakota.
AND
Parcel 3
SE¼ of Section 3, Township 163 North, Range 69 West of the 5th Principal Meridian,
LESS said Outlot A in the SE¼ of Section 3, Township 163 North, Range 69 West of the 5th Principal Meridian, as per the plat map recorded September 9, 2014, as Document No. 63637,in the Office of the Recorder, Rolette County, North Dakota, and
LESS said Outlot B in the SE¼ of Section 3, Township 163 North, Range 69 West of the 5th Principal Meridian, as per the plat map recordedSeptember 28, 2015, as Document No.64751, in the Office of the Recorder, Rolette County, North Dakota.
B. O&M Fee Parcels.
Fee owner: Northern States Power Company, a Minnesota corporation, as successor-in-interest to Border Winds Energy, LLC, a Delaware limited liability company
TAX ID: Parcel A -05-00000-5125-010
Parcel B - 05-00000-5125-TBD
LEGAL DESCRIPTION:
 Real Property situated in the County of Rolette, State of North Dakota, described as follows:
Parcel A:
Outlot A in the SE¼ of Section 3, Township 163 North, Range 69 West of the 5th Principal Meridian, as per the plat map recorded September 9, 2014,

as Document No. 63637, in the Office of the Recorder, Rolette County, North Dakota.
AND
Parcel B:
Outlot B in the SE¼ of Section 3, Township 163 North, Range 69 West of the 5th Principal Meridian, as per the plat map recorded September 28, 2015, as Document No.64751, in the Office of the Recorder, Rolette County, North Dakota.

TRACT 61:
B113320-111
A. Wind Easement Parcel.
Fee owners: Northern States Power Company, a Minnesota corporation, as successor-in-
interest to Border Winds Energy, LLC, a Delaware limited liability company (as to Parcel 1)
Northern States Power Company, a Minnesota corporation, as successor-in-
interest to Border Winds Energy, LLC, a Delaware limited liability company(as to Parcel 2)
Sharon E. Kurtti-Hovland(as to Parcel 3)
TAX ID: Parcel 1 – 05-00000-5119-100
Parcel 2 – 05-00000-5119-150
Parcel 3 – 05-00000-5119-050
Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Sharon E. Kurtti-Hovland and Lloyd E. Hovland and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58157, in Book 66, at Page 175-178, Miscellaneous Records.
An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.
As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 29, 2014, by and between Sharon E. Kurtti-Hovland and Lloyd E. Hovland, wife and husband and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63153 of Official Records.

LEGAL DESCRIPTION:
Real Property situated in the County of Rolette, State of North Dakota, described as follows:
Parcel 1
Outlot A in the S½NW¼ of Section 2, Township 163 North, Range 69 West of the 5th Principal Meridian, as per the plat map recorded, July 15, 2014, as Document No. 63437, in the Office of the Recorder, Rolette County, North Dakota.
AND
Parcel 2
Outlot B in the S½NW¼ of Section 2, Township 163 North, Range 69 West of the 5th Principal Meridian, as per the plat map recorded, September 15, 2014, as Document No. 63660, in the Office of the Recorder, Rolette County, North Dakota.
AND
Parcel 3
S½NW¼ and Lots 3 and 4 of Section 2, Township 163 North, Range 69 West of the 5th Principal Meridian,
LESS said Outlot A in the S½NW¼ of Section 2, Township 163 North, Range 69 West of the 5th Principal Meridian, as per the plat map recorded, July 15, 2014, as Document No. 63437, in the Office of the Recorder, Rolette County, North Dakota, and
LESS said Outlot B in the S½NW¼ of Section 2, Township 163 North, Range 69 West of the 5th Principal Meridian, as per the plat map recorded, September 15, 2014, as Document No. 63660, in the Office of the Recorder, Rolette County, North Dakota, and
B. Substation Parcel.
Fee and access easement owner: Northern States Power Company, a Minnesota corporation, as successor-in-interest to Border Winds Energy, LLC, a Delaware limited liability company.
TAX ID: Fee Parcel – 05-00000-5119-150
Easement – located in 05-00000-5119-050

LEGAL DESCRIPTION:
Real Property situated in the County of Rolette, State of North Dakota, described as follows:
Substation – Fee Parcel
Outlot B in the S½NW¼ of Section 2, Township 163 North, Range 69 West of the 5th Principal Meridian, as per the plat map recorded September 15, 2014, as Document No. 63660, in the Office of the Recorder, Rolette County, North Dakota.
Substation – Access Easement
A non-exclusive access easement appurtenant to Outlot B above, for vehicular, equipment and pedestrian access, ingress and egress over, under and across the South 50.00 feet of the S½NW¼ of Section 2, Township 163 North, Range 69 West of the 5th Principal Meridian, lying West of the East 1110 feet of the S½NW¼ of said Section 2, as per the Plat map of Outlot B in the S½NW¼ of said Section 2, recorded, September 15, 2014, as Document No. 63660, and the Warranty Deed from Sharon E. Kurtti-Hovland and Lloyd E. Hovland, grantors, to Border Winds Energy, LLC, recorded September 15, 2014, as Document No. 63661, all in the Office of the Recorder, Rolette County, North Dakota.

TRACT 62:
Jack Bryant and Nancy Bryant
B113320-81
(TAX ID:    5000005120000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Jack Bryant & Nancy Bryant, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58152, in Book 66, at Page 153-156, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 14, 2014, by and between Jack Bryant and Nancy Bryant, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63097 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 2, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 63:
Ross Good and Bonnie Good
B113320-110
(TAX ID:    5000005121000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Ross Good & Bonnie Good, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58269, in Book 66, at Page 340-343, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Ross Good and Bonnie Good, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63104 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 2, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 64:
David R. Dunlop and Ellen Larvick Dunlop
B113320-154
(TAX ID:    01000001077000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated August 6, 2010, by and between David R. Dunlop and Ellen Larvick Dunlop and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded September 7, 2010 as Document No. 58732, in Book 66, at Page 717-720, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated February 10, 2014, by and between David R. Dunlop and Ellen Larvick Dunlop, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63088 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 10, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING THEREFROM a tract described as follows:

Commencing at the Northwest Corner of said Section 10; thence due South on Section Line a distance of 100 feet; thence at a right angle due East a distance of 200 feet; thence at a right angle due North a distance of 100 feet; thence at a right angle due West a distance of 200 feet to said point of beginning.

TRACT 65:
Dan M. Pederson and David A. Pederson
B113320-56
(TAX ID:    1000001076000)
(TAX ID:    1000001084001)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC,

a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

N½NW¼ of Section 11; N½NE¼ of Section 10, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 66:
Garceau Farms LLC, a North Dakota limited liability company
B113320-33
(TAX ID:    10000010780000)
(TAX ID:    10000010810001)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Gary Garceau& Barbara Garceau and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58132, in Book 66, at Page 73-77, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Gary Garceau and Barbara Garceau, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63099 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of the Northeast Quarter (S½NE¼) of Section Ten (10) and the South Half of the Northwest Quarter (S½NW¼) of Section Eleven (11), all in Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 67:
Glenn R. Marcil and Jeanie R. Marcil
B113320-37
(TAX ID:    1000001079000)
(TAX ID:    1000001082000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Glenn R. Marcil& Jeanie R. Marcil and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58262, in Book 66, at Page 308-311, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Glenn R. Marcil and Jeanie R. Marcil, husband and wife, and FordaMarcil, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63096 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

East Half of the Southeast Quarter (E½SE¼) of Section Ten (10) and the Southwest Quarter (SW¼) of Section Eleven (11), all in Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING therefrom those tracts conveyed for highway right of way purposes.

TRACT 68:
David A Pederson and Dan M. Pederson
B113320-57
(TAX ID:    1000001082000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

E½ of Section 11, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 69:
Garceau Farms LLC, a North Dakota limited liability company
B113320-31
(TAX ID:    1000001088000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Gary Garceau& Barbara Garceau and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58132, in Book 66, at Page 73-77, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Gary Garceau and Barbara Garceau, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63099 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

West Half of the Northwest Quarter (W½NW¼) of Section Twelve (12), Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 70:
Douglas E. Mathiason, Mathiason Family Partnership, LLP and Jean M. Bonn
B113320-25
(TAX ID:    01000001087000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 31, 2009, by and between Douglas E. Mathiason and Beverly J. Mathiason, husband and wife, James E. Mathiason and Susan K. Mathiason, husband and wife, Jean M. Bonn and Phillip A. Bonn, husband and wife,and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58130, in Book 66, at Page 63-68, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 29, 2014, by and between Jean Bonn and Philip A. Bonn, husband and wife, Douglas E. Mathiason and Beverly J. Mathiason, husband and wife, and James E. Mathiason and Susan K. Mathiason, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63147 of Official Records.

Consent and Joinder to First Amendment to Wind Project Easement Agreement, dated January 29, 2014, by MATHIASON FAMILY PARTNERSHIP, LLP, a Minnesota limited liability partnership, as disclosed by the “Consent and Joinder to Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 13, 2014 at 10:35 AM, recorded as Document No. 63193.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

East Half of the Northwest Quarter (E½NW¼) and the North Half of the Southwest Quarter (N½SW¼) of Section Twelve (12), Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota, filed for record as Doc. No. 51210.

TRACT 71:
Douglas E. Mathiason, Mathiason Family Partnership, LLP and Jean M. Bonn
B113320-24
(TAX ID:    10000001085050)
(TAX ID:    10000001086000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 31, 2009, by and between Douglas E. Mathiason and Beverly J. Mathiason, husband and wife, James E. Mathiason and Susan K. Mathiason, husband and wife, Jean M. Bonn and Phillip A. Bonn, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58130, in Book 66, at Page 63-68, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 29, 2014, by and between Jean Bonn and Philip A. Bonn, husband and wife, Douglas E. Mathiason and Beverly J. Mathiason, husband and wife, and James E. Mathiason and Susan K. Mathiason, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63147 of Official Records AND

Consent and Joinder to First Amendment to Wind Project Easement Agreement, dated January 29, 2014, by MATHIASON FAMILY PARTNERSHIP, LLP, a Minnesota limited liability partnership, as disclosed by the “Consent and Joinder to Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 13, 2014 at 10:35 AM, recorded as Document No. 63193

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Southeast Quarter (SE1/4) and the South Half of the Southwest Quarter (S1/2SW1/4) of Section Twelve (12), Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING therefrom those tracts conveyed for highway right of way purposes, and also

EXCEPTING therefrom that tract described in Book "D" of Plats, page 105, consisting of 8.77 acres more or less.

TRACT 72:
Doreen L. Hudson
B113320-94
(TAX ID:    5000005143000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Raymond J. Hudson & Doreen L. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58138, in Book 66, at Page 99-104, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between Raymond J. Hudson and Doreen L. Hudson, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63151 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 7, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING a tract described as follows:

Commencing at the Southwest corner of the SW¼SE¼ of Section 7; thence East on Section line a distance of 450 feet, thence at right angles due North a distance of 1000 feet; thence at right angles due West a distance of 450 feet to quarter-line; thence at right angles due South on quarter-line a distance of 1000 feet to the point of beginning.

TRACT 73:
Doreen L. Hudson
B113320-95
(TAX ID:    5000005146000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Raymond J. Hudson & Doreen L. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58138, in Book 66, at Page 99-104, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between RaymondJ. Hudson and Doreen L. Hudson, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63151 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 8, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 74:
Thomas W. Good
B113320-126
(TAX ID:    5000005145000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas W. Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58135, in Book 66, at Page 87-90, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated April 21, 2014, by and between Thomas W. Good and Mary P. Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63113 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 8, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 75:
Anthony M. Good
B113320-3
(TAX ID:    5000005135000)
(TAX ID:    5000005147001)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Anthony M. Good & Cheryl A. Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58127, in Book 66, at Page 51-54, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Anthony M. Good and Cheryl A. Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63160 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

N½NE¼ of Section 8 and S½SE¼ of Section 5, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 76:
Eddie J. Unger
B113320-26
(TAX ID:    50000005147000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009 by and between Eddie J. Unger and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58131, in Book 66, at Page 69-72, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 8, 2014, by and between Eddie J. Unger, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63166 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of the Northeast Quarter (S½NE¼) of Section Eight (8), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 77:
Thomas L. Hudson
B113320-116
(TAX ID:    5000005148000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas L. Hudson and Janet S. Hudson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17,

2010 as Document No. 58134, in Book 66, at Page 83-86, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (a/k/a Tom Hudson) and Janet S. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63168 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 8, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 78:
Dan M. Pederson and David A. Pederson
B113320-52
(TAX ID:    500000501000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 10, Township 163 North, Range 69 West of the 5th Prime Meridian, Rolette County, North Dakota.

TRACT 79:
Dan M. Pederson and David A. Pederson
B113320-73
(TAX ID:    5000005004000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NE¼ of Section 10, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 80:
Dan M. Pederson and David A. Pederson
B113320-72
(TAX ID:    5000005002000)
(TAX ID:    5000005003000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½ of Section 10, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING therefrom that part of the SW¼SE¼ and SE¼SW¼ described as follows:

Commencing at the Southeast Corner of said Section 10, which is the intersection of the center-lines of the Township roads, thence West on Section Line a distance of 2500 feet to the point of beginning of the described tract; thence North parallel to the East Section-line a distance of 730 feet; thence West parallel to the South Section line a distance of 440 feet; thence South parallel to the East Section line a distance of 730 feet; thence East on Section line a distance of 440 feet to said point of beginning.

TRACT 81:
Ross Good and Bonnie Good, husband and wife
B113320-9
(TAX ID:    5000005007000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Arlene Juhl-Vandal, Leroy Vandal, Joseph Vandal & Esther Flodin and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58265, in Book 66, at Page 320-326, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Ross Good and Bonnie Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63105 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 11, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 82:
Ross Good and Bonnie Good, husband and wife
B113320-10
(TAX ID:    5000005009000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Arlene Juhl-Vandal, Leroy Vandal, Joseph Vandal & Esther Flodin and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58265, in Book 66, at Page 320-326, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Ross Good and Bonnie Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63105 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NE¼ of Section 11, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING THEREFROM one-half of available mineral interest ownership by Arlene Y. Juhl-Vandal, in Warranty Deed recorded March 30, 2012, as Document No. 60648.

TRACT 83:
Ross Good and Bonnie Good
B113320-109
(TAX ID:    5000005006000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Ross Good & Bonnie Good, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58269, in Book 66, at Page 340-343, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014 by and between Ross Good and Bonnie Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63104 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 11, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 84:
John R. DesRoches, Barbara Ann Gelpi, Elizabeth DesRoches Deutsch and Beverly Ann Coulthart
B113320-85
(TAX ID:    5000005008000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between John R. DesRoches, Trustee of the John DesRoches Farm Trust and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58141, in Book 66, at Page 113-116, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 31, 2014, by and between John R. DesRoches, as Trustee of the John DesRoches Farm Trust and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63155 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 11, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 85:
Thomas L. Hudson and Janet S. Hudson
B113320-125
(TAX ID:    5000005012000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas L. Hudson and Janet S. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58136, in Book 66, at Page 91-94, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (aka Tom Hudson) and Janet S. Hudson, husband and wife, and Border

Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63103 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 12, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 86:
Thomas L. Hudson and Janet S. Hudson
B113320-118
(TAX ID:    5000005013000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas L. Hudson and Janet S. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58136, in Book 66, at Page 91-94, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (aka Tom Hudson) and Janet S. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63103 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 12, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 87:
Thomas M. Boyle and Terence J. Boyle, Trustees of the Michael T. and

Delores M. Boyle Children's Trust dated December 21, 2012
B113320-131
(TAX ID:    5000005011000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated May 28, 2010, by and between Delores Boyle and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded December 3, 2010 as Document No. 59018, in Book 67, at Page 161-164, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March31, 2014, by and betweenDolores M. Boyle and Michael T. Boyle, as wife and husband, Thomas M. Boyle and Ann M. Boyle, as husband and wife, Terence J. Boyle and Kelly K. Boyle, as husband and wife, Thomas M. Boyle and Terence J. Boyle as Trustees of the Michael T. and Dolores M. Boyle Children’s Trust dated December 21, 2012 and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63148, and re-recorded June 12, 2014 at 9:00 AM as Document No. 63316 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NE¼ of Section 12, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 88:
Garceau Farms LLC, a North Dakota limited liability company
B113320-34
(TAX ID:    1000001090050)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Gary Garceau& Barbara Garceau and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58132, in Book 66, at Page 73-77, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC,

a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Gary Garceau and Barbara Garceau, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63099 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Northwest Quarter (NW¼) of Section Thirteen (13), Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING THEREFROM Outlot A, a tract beginning in the Northwest corner of said NW¼, thence due East along the northern border of said quarter a distance of 500 feet to the point of beginning; thence due South at right angles a distance of 514 feet to a point; thence due East at right angles a distance of 247 feet to a point; thence due North a distance of 514 feet to a point on the northern border of Section 13; thence due West along the northern border of said Section 13 to the point of beginning.

TRACT 89:
Nancy Foussard, Elaine K. Spritzer, James C. Foussard, Diane Jill Carlson and Donna Bryant
B113320-135
(TAX ID:    1000001092000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated August 6, 2010, by and between Nancy FoussardLinka, Elaine K. Spritzer, James C. Foussard, Diane Jill Carlson and Donna Bryant and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded September 7, 2010 as Document No. 58731, in Book 66, at Page 708-716, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 31, 2014, by and between Nancy FoussardLinka and George Linka, wife and husband, Elaine K. Spritzer and Mike Spritzer, wife and husband, James C. Foussard and Carron Foussard, husband and wife, Diane Jill Carlson and Elmo Carlson, wife and husband, and Donna Bryant and Robert Bryant, wife and husband and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63087 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NE¼ of Section 13, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING therefrom those tracts conveyed for Highway Right of Way purposes.

TRACT 90:
Nancy Foussard, Elaine K. Spritzer, James C. Foussard, Diane Jill Carlson and Donna Bryant
B113320-136
(TAX ID:    1000001091000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated August 6, 2010, by and between Nancy FoussardLinka, Elaine K. Spritzer, James C. Foussard, Diane Jill Carlson and Donna Bryant and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded September 7, 2010 as Document No. 58731, in Book 66, at Page 708-716, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 31, 2014, by and between Nancy FoussardLinka and George Linka, wife and husband, Elaine K. Spritzer and Mike Spritzer, wife and husband, James C. Foussard and Carron Foussard, husband and wife, Diane Jill Carlson and Elmo Carlson, wife and husband, and Donna Bryant and Robert Bryant, wife and husband and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63087 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 13, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING therefrom a strip containing 1.98 100ths acres, same being part of the County Wagon Road and in said Quarter Section (SW¼) along and near the South line thereof and near the Southeast Corner of said Quarter Section.

TRACT 91:
Nancy FoussardLinka, Elaine K. Spritzer, James C. Foussard, Diane Jill Carlson andDonna Bryant
B113320-137
(TAX ID:    1000001093000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated August 6, 2010, by and between Nancy FoussardLinka, Elaine K. Spritzer, James C. Foussard, Diane Jill Carlson and Donna Bryant and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded September 7, 2010 as Document No. 58731, in Book 66, at Page 708-716, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 31, 2014, by and between Nancy FoussardLinka and George Linka, wife and husband, Elaine K. Spritzer and Mike Spritzer, wife and husband, James C. Foussard and Carron Foussard, husband and wife, Diane Jill Carlson and Elmo Carlson, wife and husband, and Donna Bryant and Robert Bryant, wife and husband and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63087 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 13, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING therefrom that certain irregular strip or piece of land the same being a part of SE¼ of Section 13, Township 163 North, Range 70 West of the 5th Principal Meridian, and described by metes and bounds as follows: Beginning at the Southwest Corner of SE¼ of Section 13, Township 163 North, Range 70 West, thence running East on the South Section line of said section a distance of 119 feet, thence running in a northwesterly direction and at an angle of 48°00' a distance of 183 feet to a point of intersection with the north and south quarter section line dividing the Southeast and Southwest Quarters of said section, thence running south and on said quarter section line a distance of 139 feet to point of beginning enclosing a triangular piece of land containing .37 acres, the same being a part of the county wagon road in said quarter section of land at the southwest corner thereof where the same is now located and as above described;

AND EXCEPTING THEREFROM that part of the NE¼SE¼ of Section 13, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota described as follows:

Beginning on the Section line at a point 1390 feet North of the Southeast Corner of the SE¼ of said Section 13, thence at right angles to section line West a distance of 475 feet, thence at right angles North a distance of 396 feet, thence at right angles East a distance of 475 feet to Section line, thence at right angles South on Section line a distance of 396 feet to said point of beginning.

AND FURTHER EXCEPTING therefrom those tracts conveyed for Highway Right of Way purposes.

TRACT 92:
Dan M. Pederson and David A. Pederson
B113320-23
(TAX ID:    05000005153001)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between David A. Pederson,Dan M. Pederson& Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58129, in Book 66, at Page 59-62, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63091 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

West Half of the Northeast Quarter (W1/2NE1/4) of Section Seventeen (17), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 93:
Dan M. Pederson and David A. Pederson
B113320-66
(TAX ID:    5000005036000)
(TAX ID:    5000005153000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

W½NW¼ of Section 16, Township 163 North, 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

AND

E½NE¼ of Section 17, Township 163 North, 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 94:
Cedric K. Theel, as Trustee of the Lois Ann Tupa Revocable Trust dated December 21, 1989
B113320-87
(TAX ID:    5000005154075)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Lois Anne Tupa, Trustee of the Lois Anne Tupa Revocable Trust and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58139, in Book 66, at Page 105-108, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 29, 2014, by and between Cedric K. Theel, as Trustee of the Lois Anne Tupa Revocable Living Trust dated December 21, 1989 and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 13, 2014 at 8:26 AM as Document No. 63184 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

N½SE¼ of Section 17, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 95:
Cedric K. Theel, Trustee of the Cedric K. Theel Revocable Trust, dated December 21, 1989
B113320-21
(TAX ID:    5000005157000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Cedric K. Theel, Trustee of the

Cedric K. Theel Revocable Trust and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58144, in Book 66, at Page 125-128, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Cedric K. Theel, as Trustee of the Cedric K. Theel Revocable Trust dated December 21, 1989 and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63149 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of the Southwest Quarter (S1/2SW1/4) of Section Seventeen (17), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 96:
Cedric K. Theel, Trustee of the Cedric K. Theel Revocable Trust, dated December 21, 1989
B113320-22
(TAX ID:    5000005154050)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Cedric K. Theel, Trustee of the Cedric K. Theel Revocable Trust and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58144, in Book 66, at Page 125-128, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Cedric K. Theel, as Trustee of the Cedric K. Theel Revocable Trust dated December 21, 1989 and

Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63149 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of the Southeast Quarter (S1/2SE1/4) of Section Seventeen (17), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.
 TRACT 97:
Cedric K. Theel, Trustee of the Cedric K. Theel Revocable Trust, dated December 21, 1989
B113320-20
(TAX ID:    5000005040000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Cedric K. Theel, Trustee of the Cedric K. Theel Revocable Trust and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58144, in Book 66, at Page 125-128, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Cedric K. Theel, as Trustee of the Cedric K. Theel Revocable Trust dated December 21, 1989 and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63149 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

North Half of the Northwest Quarter (N1/2NW1/4) of Section Twenty (20), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 98:
Cedric K. Theel, Trustee of the Cedric K. Theel Revocable Trust, dated December 21, 1989
B113320-18
(TAX ID:    5000005040000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Cedric K. Theel, Trustee of the Cedric K. Theel Revocable Trust and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58144, in Book 66, at Page 125-128, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Cedric K. Theel, as Trustee of the Cedric K. Theel Revocable Trust dated December 21, 1989 and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63149 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

N½NE¼ of Section Twenty (20), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 99:
Cedric K. Theel
B113320-19
(TAX ID:    5000005039000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Cedric K. Theel and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58143, in Book 66, at Page 121-124, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC,

a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Cedric K. Theel, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63150 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of the Northwest Quarter (S1/2NW1/4) of Section Twenty (20), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 100:
Cedric K. Theel
B113320-17
(TAX ID:    5000005037000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Cedric K. Theel and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58143, in Book 66, at Page 121-124, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Cedric K. Theel, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63150 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of the Northeast Quarter (S1/2NE1/4) of Section Twenty (20), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 101:
Dan M. Pederson and David A. Pederson
B113320-64
(TAX ID:    5000005031000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

W½SW¼, NE¼SW¼ and NW¼SE¼ of Section 16, Township 163 North, 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 102:
Dan M. Pederson and David A. Pederson
B113320-65
(TAX ID:    5000005035000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project

Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NE¼ of Section 16, Township 163 North, 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 103:
Anthony Good as the N½NW¼, subject to a life estate reservation by Belle Good; Thomas W. Good and Mary P Good as to the S½NW¼
B113320-90
(TAX ID:    5000005029000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Belle Good and John Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58156, in Book 66, at Page 171-174, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated April 21, 2014, by and between Thomas W. Good and Mary P. Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63084 of Official Records.

As modified by the document entitled “Amended and Restated First Amendment to Wind Project Easement Agreement”, dated as of May 9, 2014, by and between Anthony M. Good and Cheryl A. Good, husband and wife, and Belle Good, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by the “Amended and Restated Memorandum of First Amendment to Wind Project Easement Agreement”, recorded June 19, 2014 at 9:44 AM as Document No. 63352of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 15, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 104:
Anthony M. Good and Cheryl A. Good, husband and wife
B113320-8
(TAX ID:    5000005027000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Anthony M. Good and Cheryl A. Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010, as Document No. 58125, in Book 66, at Page 43-46, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Anthony M. Good and Cheryl A. Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63161 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NE¼ of Section 15, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 105:
Howard E. Good &Renae Good, husband and wife, and Wade Good
B113320-80
(TAX ID:    5000005025000)
(TAX ID:    5000005023000)
(TAX ID:    5000005028001)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Howard E. Good, Renae Good & Wade Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58149, in Book 66, at Page 141-144, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 29, 2014, by and between Howard Emit Good (aka Howard E. Good) and Renae Good, husband and wife, and Wade Good, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63164 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

N½SE¼ and SE¼SE¼ of Section 15 and SW¼SW¼ of Section 14, ALL in Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 106:
Anthony M. Good subject to a reservation of life estate by Belle Good as to the N½SW¼ of 14-163-69; Belle Good as to the S½NW¼ of 14-163-69
B113320-11
(TAX ID:    5000005026000)
(TAX ID:    5000005052000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Belle Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project

Easement Agreement”, recorded February 17, 2010 as Document No. 58128, in Book 66, at Page 55-58, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “Amended and Restated First Amendment to Wind Project Easement Agreement”, dated as of January 15, 2014, by and between Belle Good, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Amended and Restated Memorandum of First Amendment to Wind Project Easement Agreement”, recorded June 12, 2014 as Document No. 63321 of Official Records.
As modified by the document entitled “Amended and Restated First Amendment to Wind Project Easement Agreement”, dated as of January 15, 2014, by and between Belle Good, a single person, Anthony M. Good and Cheryl Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Amended and Restated Memorandum of First Amendment to Wind Project Easement Agreement”, recorded June 12, 2014 as Document No. 63320 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of the Northwest Quarter (S1/2NW1/4) and the North Half of the Southwest Quarter (N1/2SW1/4) of Section Fourteen (14), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 107:
Michael T. Lindbo a/k/a Michael Terry Lindbo
B113320-147
(TAX ID:    5000005019000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated November 15, 2010, by and between Michael Terry Lindbo and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded October 12, 2011 as Document No. 60075 of Official Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Michael T. Lindbo (aka Michael Terry Lindbo), a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63100 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of the Southeast Quarter (S½SE¼) and Southeast Quarter of the Southwest Quarter (SE¼SW¼) of Section 14, Township 163 North, Range 69 West, Rolette County, North Dakota.

TRACT 108:
Robert Good and Karen Good
B113320-103
(TAX ID:    5000005017000)
(TAX ID:    5000005021001)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Robert Good and Karen Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58263, in Book 66, at Page 312-315, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Robert Good (aka Robert G. Good) and Karen Good (aka Karen L. Good), husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63110 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

N½SW¼ of Section 13 and N½SE¼ of Section 14, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 109:
Robert G. Good and Karen L. Good
B113320-102
(TAX ID:    5000005017001)
(TAX ID:    5000005063000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Robert Good and Karen Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58263, in Book 66, at Page 312-315, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Robert Good (aka Robert G. Good) and Karen Good (aka Karen L. Good), husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63110 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

The Southwest Quarter of the Southwest Quarter (SW¼ SW¼ ) of Section 13, and the West Half of the Northwest Quarter (W½ NW¼ ) of Section 24, all located in Township 163 North, Range 69 West of the Fifth P.M, Rolette County, North Dakota.

TRACT 110:
Robert G. Good and Karen L. Good as to the E½NW¼ of 24-163-69; and Ross Good and Bonnie Good as to the SE¼SW¼ of 13-163-69
B113320-42
(TAX ID:    5000005018000)
(TAX ID:    5000005061001)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Herbert A. Good and Elaine Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58142, in Book 66, at Page 117-120, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Robert Good (aka Robert G. Good) and Karen Good (aka Karen L. Good), husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63108 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Ross Good and Bonnie Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63106 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Southeast Quarter of the Southwest Quarter (SE¼SW¼) of Section Thirteen (13); and the East Half of the Northwest Quarter (E½NW¼) of Section Twenty-Four (24), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 111:
Thomas L. Hudson and Janet S. Hudson
B113320-119
(TAX ID:    1000001142000)
(TAX ID:    1000001140000)
(TAX ID:    1000001144000)
(TAX ID:    1000001143000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas L. Hudson and Janet S. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58136, in Book 66, at Page 91-94, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (aka Tom Hudson) and Janet S. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63103 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

ALL of Section 23, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING THEREFROM those tracts conveyed for highway and right of way purposes, and ALSO

EXCEPTING THEREFROM that part of the NW¼NW¼ of Section 23, Township 163 North, Range 70 West of the 5th Principal Meridian, described as follows:

Beginning at the SW Corner of said NW¼NW¼; thence East on 40 line to intersection with West right of way line of paved highway which crosses said lands; thence northwesterly along said right of way line to intersection with the West section line or projection thereof; thence South on Section line to said point of beginning;

AND ALSO EXCEPTING THEREFROM a strip of land 8½ feet wide along the Right of Way of the Great Northern Railroad Company on the Northeasterly side of said Great Northern right of way, said strip of land being over and across the NW¼SE¼, the S½NW¼ and the NW¼NW¼ of Section 23, Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 112:
Glenn R. Marcil and Jeanie R. Marcil
B113320-36
(TAX ID:    1000001146000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Glenn R. Marcil& Jeanie R.

Marcil and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58262, in Book 66, at Page 308-311, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Glenn R. Marcil and Jeanie R. Marcil, husband and wife, and FordaMarcil, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63096 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Southwest Quarter (SW¼) of Section Twenty-Four (24), Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 113:
Glenn R.Marcil
B113320-35
(TAX ID:    1000001147000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Glenn R. Marciland Jeanie R. Marciland Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58146, in Book 66, at Page 129A-132A, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 15, 2014, by and between Glenn R. Marcil and Jeanie R. Marcil, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First

Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63094 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Southeast Quarter (SE¼) of Section Twenty-Four (24), Township 163 North, Range 70 West.

LESS the East 75 Feet of the Southeast Quarter (SE¼) of Section Twenty-Four (24), Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota, excepting all that portion lying within 33 Feet of the Section Lines.

TRACT 114:
Howard Emit Good a/k/a Howard E. Good and Renae Good
B113320-79
(TAX ID:    5000005051000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Howard E. Good &Renae Good, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58150, in Book 66, at Page 145-148, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 29, 2014, by and between Howard Emit Good (aka Howard E. Good) and Renae Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63163 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 22, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 115:
James W. Hudson, as Trustee of the James W. Hudson Revocable Trust dated June 8, 1993
B113320-82
(TAX ID:    5000005049000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between James W. Hudson Revocable Trust and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58151, in Book 66, at Page 149-152, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between James W. Hudson, as Trustee of the James W. Hudson Revocable Trust dated June 8, 1993 and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 13, 2014 at 8:26 AM as Document No. 63183 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 22, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 116:
Michael T. Lindbo as to undivided 1/3rd interest; Roberta A. Lindbo as to an undivided 1/3rd interest; John K. Lindbo and Janet Ann Lindbo as to an undivided 1/3rd interest.
B113320-146
(TAX ID:    5000005050000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated November 15, 2010, by and between M. Terry Lindbo and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded October 12, 2011 as Document No. 60075 of Official Records; and that certain “Wind Project Easement Agreement (Border Winds)”, dated November 25, 2011, by and between Michael T. Lindbo, Roberta A. Lindbo, John K. Lindbo and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum for Wind Project Easement Agreement”, recorded January 31, 2012 as Document No. 60453 of Official Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 31, 2014, by and between Michael T. Lindbo (aka Michael Terry Lindbo), a single person, Roberta A. Lindbo, a single person, and John K. Lindbo and Janet Ann Lindbo, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63102 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NE¼NE¼ of Section 22, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 117:
Doreen L. Hudson
B113320-91
(TAX ID:    5000005058000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Raymond J. Hudson & Doreen L. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58138, in Book 66, at Page 99-104, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between Raymond J. Hudson and Doreen L. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of

First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63151 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

N½NW¼ of Section 23, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 118:
James W. Hudson, as Trustee of the James W. Hudson Revocable Trust dated June 8, 1993
B113320-83
(TAX ID:    5000005059000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between James W. Hudson Revocable Trust and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58151, in Book 66, at Page 149-152, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between James W. Hudson, as Trustee of the James W. Hudson Revocable Trust dated June 8, 1993 and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 13, 2014 at 8:26 AM as Document No. 63183 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

N½NE¼ of Section 23, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 119:
Ross Good and Bonnie Good

Subject to a Life Estate Interest reserved unto Herbert A. Good and Elaine Good
B113320-43
(TAX ID:    5000005054050)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Herbert A. Good & Elaine Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58268, in Book 66, at Page 335-339, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated May 9, 2014, by and between Herbert A. Good (aka Herbert Good) and Elaine Good, husband and wife, Ross Good and Bonnie Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded June 5, 2014 at 3:17 PM as Document No. 63297 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of Northwest Quarter (S½NW¼) of Section Twenty-Three (23), Township 163 North, Range 69 North of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 120:
Ross Good and Bonnie Good as to NE¼SW¼ and N½NW¼SW¼, Subject to a life estate reservation by Herbert A. Good aka Herbert Good and ElaineGood, AND; Robert Good and Karen Good as to the S½SE¼, Subject to a life estate reservation by Herbert A. Good aka Herbert Good and Elaine Good
B113320-46
(TAX ID:    5000005056020)
(TAX ID:    5000005056050)
(TAX ID:    5000005057200)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Herbert A. Good & Elaine Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind

Project Easement Agreement”, recorded March 22, 2010 as Document No. 58268, in Book 66, at Page 335-339, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Herbert A. Good (aka Herbert Good) and Elaine Good, husband and wife, Ross Good and Bonnie Good, husband and wife,and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63086 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Herbert A. Good (aka Herbert Good) and Elaine Good, husband and wife, Robert Good (aka Robert G. Good) and Karen Good (aka Karen L. Good), husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63109 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½SE¼, NE¼SW¼ and the N½NW¼SW¼ of Section 23, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 121:
Ross Good and Bonnie Good, Subject to a life estate reservation by Herbert A. Good aka Herbert Good and Elaine Good
B113320-47
(TAX ID:    5000005056001)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Herbert A. Good & Elaine Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58268, in Book 66, at Page 335-339, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC,

a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Herbert A. Good (aka Herbert Good) and Elaine Good, husband and wife, Ross Good and Bonnie Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63086 of Official Records.
.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½NW¼SW¼ of Section 23, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 122:
Robert Good and Karen Good, Subject to a life estate reservation by Herbert A. Good aka Herbert Good and Elaine Good
B113320-44
(TAX ID:    5000005054100)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Herbert A. Good & Elaine Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58268, in Book 66, at Page 335-339, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Herbert A. Good (aka Herbert Good) and Elaine Good, husband and wife, Robert Good (aka Robert G. Good) and Karen Good (aka Karen L. Good), husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63109 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½SW¼ of Section 23, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota LESS a tract beginning at the Southwest Corner of the SW¼ of Section 23, Township 163 North, Range 69 West; thence East along the Section line 1200 feet; thence North at a right angle a distance of 500 feet; thence West at a right angle a distance of 1200 feet to the section line; thence South at a right angle of 500 feet on the section line.

TRACT 123:
Robert Good and Karen Good, Subject to a life estate reservation by Herbert A. Good aka Herbert Good and Elaine Good
B113320-45
(TAX ID:    5000005055000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Herbert A. Good & Elaine Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58268, in Book 66, at Page 335-339, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Herbert A. Good (aka Herbert Good) and Elaine Good, husband and wife, Robert Good (aka Robert G. Good) and Karen Good (aka Karen L. Good), husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63109 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

A tract beginning at the Southwest Corner of the SW¼ of Section 23, Township 163 North, Range 69 West; thence East along the Section line 1200 feet; thence North at a right angle a distance of 500 feet; thence West at a right angle a distance of 1200 feet to the section line; thence South at a right angle of 500 feet on the section line.

TRACT 124:
William Good, subject to a life estate reservation by Herbert A. Good, aka Herbert Good and Elaine Good as to the N½SE¼ and S½NE¼ of 23;
Randal Good and Carole Good subject to a life estate reservation by Herbert A. Good, aka Herbert Good and Elaine Good as to the SW¼ of 24
B113320-50
(TAX ID:    5000005056001)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Herbert A. Good & Elaine Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58268, in Book 66, at Page 335-339, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Herbert A. Good (aka Herbert Good) and Elaine Good, husband and wife, and William Good, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63107 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Herbert A. Good (aka Herbert Good) and Elaine Good, husband and wife, and Randal Good and Carole Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63112 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

N½SE¼ and S½NE¼ of Section 23, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota and SW¼ of Section 24, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 125:
Belle Good
B113320-12
(TAX ID:    5000005060000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Belle Good and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58128, in Book 66, at Page 55-58, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “Amended and Restated First Amendment to Wind Project Easement Agreement”, dated as of January 15, 2014, by and between Belle Good, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Amended and Restated Memorandum of First Amendment to Wind Project Easement Agreement”, recorded June 12, 2014 as Document No. 63321 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Northeast Quarter (NE1/4) of Section Twenty-Four (24), Township 163 North, Range 69 West of the Principal Meridian, Rolette County, North Dakota.

TRACT 126:
Charmane F. Disrud
B113320-39
(TAX ID:    1000001151000)
(TAX ID:    1000001150000)
(TAX ID:    1000001149000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Gordon Disrud&CharmaneDisrud and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58267, in Book 66, at Page 331-334, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC,

a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 31, 2014, by and between Gordon Disrud and Charmane F. Disrud, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63090 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

West Half of the Northeast Quarter (W½NE¼), Southeast Quarter of the Northwest Quarter (SE¼NW¼), the Northeast Quarter of the Southwest Quarter (NE¼SW¼), North Half of the Northwest Quarter (N½NW¼), the Southwest Quarter of the Northwest Quarter (SW¼NW¼), and the Northwest Quarter of the Southwest Quarter (NW¼SW¼), all in Section Twenty-Five (25), Township 163 North, Range 70 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING therefrom that part of the aforesaid North Half of the Southwest Quarter (N½SW¼) lying West of the Railroad Right of Way, and also

EXCEPTING therefrom those tracts conveyed for Highway Right of Way Purposes and Railroad Right of Way Purposes.

TRACT 127:
Doreen L. Hudson
B113320-92
(TAX ID:    50000050680000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Raymond J. Hudson & Doreen L. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58138, in Book 66, at Page 99-104, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between Raymond J. Hudson and Doreen L. Hudson, husband and wife, and Border Winds Energy,

LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63151 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NW¼ of Section 26, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

EXCEPTING THEREFROM that tract as shown by deed recorded in Book "64" of Deeds, page 303, further described as the North 800 feet of the west 550 feet of the NW¼NW¼, Section 26, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 128:
Doreen L. Hudson
B113320-100
(TAX ID:    5000005069000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Raymond J. Hudson & Doreen L. Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58138, in Book 66, at Page 99-104, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between RaymondJ. Hudson and Doreen L. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63151 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

The North 800 feet of the West 550 feet of the Northwest Quarter of the Northwest Quarter (NW¼NW¼ ) of Section Twenty-six (26), Township One

Hundred Sixty-three (163) North, of Range Sixty-nine (69) West of the 5th P.M., Rolette County, North Dakota.

TRACT 129:
Terry P. Hudson and Patty Hudson
B113320-114
(TAX ID:    5000005070000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Terry P. Hudson & Patty Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58270, in Book 66, at Page 344-347, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between Terry P. Hudson (a/k/a Terry Hudson) and Patty Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63157 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

NE¼ of Section 26, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 130:
Terry P. Hudson a/k/a Terry Hudson and Patty Hudson
B113320-112
(TAX ID:    5000005071000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Terry P. Hudson & Patty Hudson and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded March 22, 2010 as Document No. 58270, in Book 66, at Page 344-347, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC,

a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 26, 2013, by and between Terry P. Hudson (a/k/a Terry Hudson) and Patty Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63157 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 26, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 131:
Gordon Disrud, Subject to a Contract for Deed in favor of Jeremy Disrud filed for record as Document No. 58225
B113320-40
(TAX ID:    5000005072000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Gordon Disrudand CharmaneDisrudand Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project
Easement Agreement”, recorded February 17, 2010 as Document No. 58147, in Book 66, at Page 133-136, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Jeremy Disrud and Tanya Disrud, husband and wife, Gordon Disrud and CharmaneDisrud, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 as Document No. 63089 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Southwest Quarter (SW¼) of Section Twenty-Six (26), Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 132:
Howard Emit Good a/k/a Howard E. Good and Renae Good
B113320-77
(TAX ID:    5000005066000)
(TAX ID:    5000005067000)
(TAX ID:    5000005064000)
(TAX ID:    5000005065000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Howard E. Good &Renae Good, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58150, in Book 66, at Page 145-148, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 29, 2014, by and between Howard Emit Good (aka Howard E. Good) and Renae Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63163 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

ALL of Section 25, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 133:
Dan M. Pederson and David A. Pederson
B113320-70
(TAX ID:    5000005111000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

N½ of Section 36, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 134:
Dan M. Pederson and David A. Pederson
B113320-63
(TAX ID:    5000005112000)
(TAX ID:    5000005109000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Herbert M. Pederson, David A. Pederson, Dan M. Pederson and Jerri L. Pederson, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58158, in Book 66, at Page 179-184, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Dan M. Pederson and Jerri L. Pederson, husband and wife, and David A. Pederson, a single person, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement

Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63098 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

S½ of Section 36, Township 163 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 135:
HarlenLindbo
B113320-41
(TAX ID:    16000016001000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Harlen E. Lindbo and Clara Lindbo, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58148, in Book 66, at Page 137-140, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated March 20, 2014, by and between Harlan E. Lindbo and Clara Lindbo, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded April 29, 2014 at 10:01 AM as Document No. 63101 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

South Half of the Northwest Quarter (S½NW¼) Lots Three (3) and Four (4) of Section (1), Township 162 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 136:
Howard Emit Good a/k/a Howard E. Good and Renae Good
B113320-78
(TAX ID:    16000016003000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated October 30, 2009, by and between Howard E. Good &Renae Good, husband and wife, and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58150, in Book 66, at Page 145-148, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated January 29, 2014, by and between Howard Emit Good (aka Howard E. Good) and Renae Good, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63163 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

Northeast Quarter (NE ¼) of Section 1, Township 162 North, Range 69 West. (Also known as the South Half of the Northeast Quarter (S ½ NE ¼) and Lots One (1) and Two (2), of Section 1, Township 162 North, Range 69 West.), Rolette County, North Dakota.

TRACT 137:
Thomas Hudson, a/k/a Tom Hudson
B113320-117
(TAX ID:    16000016005000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas L. Hudson and Janet S. Hudson, husband and wife,and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58134, in Book 66, at Page 83-86, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (a/k/a Tom Hudson) and Janet S. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63168 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SW¼ of Section 1, Township 162 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

TRACT 138:
Thomas Hudson a/k/a Tom Hudson
B113320-115
(TAX ID:    16000016004000)

Easements as created by that certain “Wind Project Easement Agreement (Border Winds)”, dated January 4, 2010, by and between Thomas L. Hudson and Janet S. Hudson, husband and wife,and Sequoia Energy US Inc., a Delaware corporation, for the term and upon the terms and conditions therein provided, as disclosed by “Memorandum of Wind Project Easement Agreement”, recorded February 17, 2010 as Document No. 58134, in Book 66, at Page 83-86, Miscellaneous Records.

An Assignment, Bill of Sale and Conveyance dated August 22, 2013, from Sequoia Energy US Inc., a Delaware corporation, to Border Winds Energy, LLC, a Delaware limited liability company, recorded October 3, 2013, as Document No. 62396 of Official Records.

As modified by the document entitled “First Amendment to Wind Project Easement Agreement”, dated November 28, 2013, by and between Thomas L. Hudson (a/k/a Tom Hudson) and Janet S. Hudson, husband and wife, and Border Winds Energy, LLC, a Delaware limited liability company, as disclosed by “Memorandum of First Amendment to Wind Project Easement Agreement”, recorded May 6, 2014 at 9:44 AM as Document No. 63168 of Official Records.

LEGAL DESCRIPTION:

Real Property situated in the County of Rolette, State of North Dakota, described as follows:

SE¼ of Section 1, Township 162 North, Range 69 West of the 5th Principal Meridian, Rolette County, North Dakota.

2.	The following described real property, situate, lying and being in the County of Stutsman, to wit:

Courtenay O & M Building

Auditor’s Lot 17-1 within the NW 1/4 of Section 17, T. 143 N., R. 62 W., West of the Fifth Principal Meridian, Courtenay Township, Stutsman County, North Dakota.

III.	PROPERTIES IN THE STATE OF SOUTH DAKOTA

None

TRANSMISSION LINES OF THE COMPANY

The electric transmission lines of the Company, including towers, poles, pole lines, wires, switch racks, switchboards, insulators and other appliances and equipment, and all other property forming a part thereof or appertaining thereto, and all service lines extending therefrom; together with all rights for or relating to the construction, maintenance of operation thereof, through, over, under or upon any private property of public street or highway within as well as without the corporate limits of any municipal corporation, and particularly the following described lines, to wit:

I.	IN THE STATE OF MINNESOTA

An undivided tenant in common interest to Transmission Line No. 0716, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0716

Scott County
Sections 10, 15, Township 115 North, Range 23 West

An undivided tenant in common interest to Transmission Line No. 0734, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0734

Scott County
Sections 10, 15, Township 115 North, Range 23 West

An undivided tenant in common interest to Transmission Line No. 0744, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0744

Rice County
Sections 11, 12, Township 112 North, Range 22 West

An undivided tenant in common interest to Transmission Line No. 0778, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0778

Scott County
Sections 19, Township 114 North, Range 23 West

An undivided tenant in common interest to Transmission Line No. 0883, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0883

Wright
Sections 9, 10, Township 121 North, Range 25 West

An undivided tenant in common interest to Transmission Line No. 0922, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0922

Itasca County
Sections 15, 22, Township 56 North, Range 27 West

An undivided tenant in common interest to Transmission Line No. 0955, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0955 Clay County Sections 18, 19, 20, 28, 29, 33, Township 137 North, Range 45 West
Sections 13, 14, 15, 16, 17, 18, Township 137 North, Range 46 West
Sections 13, 14, 15, 16, 17, 18, Township 137 North, Range 47 West
Sections 13, 14, 15, 16, 17, 18, Township 137 North, Range 48 West
Douglas County Sections 19, 20, 27, 28, 29, 34, 35, 36, Township 128 North, Range 38 West
Sections 3, 4, 10, 11, 12, 13, 24, Township 128 North, Range 39 West
Sections 19, 20, 28, 29, 33, 34, Township 129 North, Range 39 West
Sections 5, 6, 8, 9, 13, 14, 16, 21, 22, 23, 24, Township 129 North, Range 40 West
Grant County Section 6, Township 129 North, Range 40 West
Sections 1, 2, Township 129 North, Range 41 West
Sections 6, 7, 18, 19, 20, 21, 28, 33, 34, 35, Township 130 North, Range 41 West
Sections 1, 12, Township 130 North, Range 42 West
Otter Tail County Section 1, Township 130 North, Range 42 West
Sections 4, 5, 9, 15, 16, 22, 23, 25, 26, 36, Township 131 North, Range 42 West
Sections 31, 32, Township 132 North, Range 42 West
Sections 5, 8, 9, 10, 14, 15, 23, 25, 26, 36, Township 132 North, Range 43 West
Sections 6, 7, 17, 18, 19, 20, 29, 32, Township 133 North, Range 43 West
Section 1, Township 133 North, Range 44 West
Sections 4, 5, 9, 15, 16, 22, 26, 27, 35, 36, Township 134 North, Range 44 West
Sections 30, 31, 32, Township 135 North, Range 44 West
Wilkin County Section 30, Township 135 North, Range 44 West
Sections 1, 2, 12, 13, 24, 25, Township 135 North, Range 45 West
Sections 4, 9, 15, 16, 22, 26, 27, 35, Township 136 North, Range 45 West
Section 33, Township 137 North, Range 45 West

An undivided tenant in common interest to Transmission Line No. 0962, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0962 Lyon County Sections 4, 8, 9, 16, 17, 20, 28, 29, Township 112 North, Range 40 West
Sections 6, 7, 18, Township 113 North, Range 39 West
Sections 1, 13, 14, 15, 16, 21, 24, 28, 33, Township 113 North, Range 40 West
Section 36, Township 114 North, Range 40 West
Yellow Medicine County Sections 6, 18, 19, 30, Township 114 North, Range 39 West
Sections 1, 12, 13, 25, 36, Township 114 North, Range 40 West
Sections 18, 19, 30, 31, Township 115 North, Range 39 West
Sections 13, 36, Township 115 North, Range 40 West

An undivided tenant in common interest to Transmission Line No. 0963, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0963 Chippewa County Section 3, Township 115 North, Range 39 West
Yellow Medicine County Sections 3, 4, 7, 8, 9, 17, 18, Township 115 North, Range 39 West

An undivided tenant in common interest to Transmission Line No. 0965, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0965 Goodhue County Section 6, Township 108 North, Range 14 West
Sections 25, 26, 27, 28, 29, 30, 36, Township 109 North, Range 15 West
Olmsted County Sections 1, 2, 3, 4, 7, 8, 9, Township 108 North, Range 13 West
Sections 6, 7, 8, 9, 10, 11, 12, Township 108 North, Range 14 West
Wabasha County Sections 1, 2, 3, 4, 5, 6, Township 108 North, Range 11 West
Sections 1, 2, 3, 4, 5, 6, Township 108 North, Range 12 West
Section 1, Township 108 North, Range 13 West
Sections 1, 2, 10, 11, 15, 16, 20, 21, 29, 30, 31, Township 109 North, Range 10 West
Sections 35, 36, Township 109 North, Range 11 West
Section 36, Township 110 North, Range 10 West
Sections 29, 30, 31, Township 110 North, Range 9 West

An undivided tenant in common interest to Transmission Line No. 0972, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0972 Lincoln County Sections 1, 2, 3, 4, 5, 6, Township 112 North, Range 44 West
Sections 1, 2, 3, 5, 6, 7, 8, 9, 10, Township 112 North, Range 45 West
Sections 1, 2, 3, 4, 5, 8, 17, 20, 28, 29, 30, 32, Township 112 North, Range 46 West
Sections 25, 36, Township 112 North, Range 47 West

Lyon County Sections 28, 29, 31, 32, Township 112 North, Range 40 West Sections 1, 2, 3, 4, 5, 6, 11, 12, 13, 14, 23, 24, 26, 35, 36, Township 112 North, Range 41 West
Sections 1, 2, 3, 4, 5, 6, Township 112 North, Range 42 West
Sections 1, 3, 6, Township 112 North, Range 43 West
Section 1, Township 112 North, Range 44 West
Sections 31, 32, 34, 35, Township 113 North, Range 41 West
Section 31, Township 113 North, Range 42 West
Sections 31, 32, 33, 34, 35, 36, Township 113 North, Range 43 West

An undivided tenant in common interest to Transmission Line No. 0982, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0982 Martin County Section 16, Township 104 North, Range 33 West
Scott County Sections 10, 15, Township 115 North, Range 23 West

An undivided tenant in common interest to Transmission Line No. 5516, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 5516

Scott County
Sections 10, 15, Township 115 North, Range 23 West

An undivided tenant in common interest to Transmission Line No. 5556, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 5556 Carver County Sections 6, 7, Township 115 North, Range 23 West
Sections 4, 7, 8, 9, 10, Township 115 North, Range 23 West
Sections 31, Township 116 North, Range 23 West
Scott County Sections 10, 15, Township 115 North, Range 23 West

An undivided tenant in common interest to Transmission Line No. 5560, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 5560 Ramsey County Section 3, Township 29 North, Range 22 West
Sections 22, 27, 34, Township 30 North, Range 22 West

An undivided tenant in common interest to Transmission Line No. 5561, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 5561

Ramsey County
Section 22, Township 30 North, Range 22 West

II.	IN THE STATE OF NORTH DAKOTA

An undivided tenant in common interest to Transmission Line No. 0733, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0733

Grand Forks County
Sections 20, 29, Township 151 North, Range 50 West

An undivided tenant in common interest to Transmission Line No. 0920, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0920

Rolette County
Section 2, Township 163 North, Range 69 West

An undivided tenant in common interest to Transmission Line No. 0955, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0955 Cass County Section 18, Township 137 North, Range 48 West
Sections 7, 8, 9, 13, 14, 15, 16, Township 137 North, Range 49 West
Sections 3, 10, 11, 12, Township 137 North, Range 50 West
Sections 19, 20, 21, 22, 27, 34, Township 138 North, Range 50 West
Sections 2, 3, 11, 14, 23, 24, Township 138 North, Range 51 West
Sections 2, 11, 14, 23, 26, 34, 35, Township 139 North, Range 51 West
Sections 11, 14, 23, 26, 35, Township 140 North, Range 51 West

III.	IN THE STATE OF SOUTH DAKOTA

An undivided tenant in common interest to Transmission Line No. 0729, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0729

Minnehaha County
Section 36, Township 102 North, Range 49 West

An undivided tenant in common interest to Transmission Line No. 0972, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 0972 Brookings County Sections 3, 4, 9, 16, 21, 28, 29, 30, 32, Township 111 North, Range 47 West
Sections 25, Township 111 North, Range 48 West
Sections 25, 34, 36, Township 112 North, Range 47 West

An undivided tenant in common interest to Transmission Line No. 5559, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 5559

Minnehaha County
Sections 8, 9, 17, 18, Township 101 North, Range 49 West

An undivided tenant in common interest to Transmission Line No. 5568, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Line 5568 Minnehaha County Sections 4, 9, Township 101 North, Range 49 West
Section 31, Township 102 North, Range 48 West
Section 36, Township 102 North, Range 49 West
Sections 33, 34, 35, 36, Township 102 North, Range 49 West

SCHEDULE B

Recording Information Regarding Supplemental and Restated Trust Indenture dated May 1, 1988

State of Minnesota

County	Date of Recording	Document Number	Book/Page (if applicable)
Anoka (Torrens)	11/29/1988	181145
Anoka (Abstract)	11/29/1988	832568
Benton (Abstract)	11/29/1988	190574
Blue Earth (Torrens)	11/28/1988	37394
Blue Earth (Abstract)	11/28/1988	304cr087
Brown (Abstract)	11/29/1988	251892
Carver (Abstract)	11/28/1988	101412
Carver (Torrens)	11/28/1988	59272
Chippewa (Abstract)	11/28/1988	208437	Book 124, Page 253
Chisago (Abstract)	11/28/1988	214037
Clay (Abstract)	11/28/1988	418408
Dakota (Abstract)	11/28/1988	867502
Dakota (Torrens)	11/28/1988	210144
Dodge (Abstract)	11/29/1988	75435	Book 109, Page 814
Dodge (Torrens)	11/29/1988	1780
Douglas (Abstract)	11/28/1988	94699
Goodhue (Abstract)	11/28/1988	324383
Hennepin (Abstract)	11/23/1988	5480278
Hennepin (Torrens)	11/23/1988	1977022
Houston (Abstract)	11/28/1988	156468	Book 353, Page 444
Kandiyohi (Abstract)	11/28/1988	337360
LeSueur (Abstract)	11/28/1988	212560
Lincoln (Abstract)	08/07/2015	2015-000887
Lyon (Abstract)	11/28/1988	72618	Book 273, Page 167
Martin (Abstract)	04/29/2015	2015R-424949
McLeod (Abstract)	11/29/1988	225742	Book 259, Page 425
McLeod (Torrens)	11/29/1988	13106
Meeker (Abstract)	11/28/1988	226716	Book 579, Page 272
Morrison (Abstract)	04/28/2015	535016
Mower (Abstract)	11/29/1988	390965	Book 443, Page 475
Murray (Abstract)	11/28/1988	179222
Nicollet (Abstract)	11/28/1988	173585	Book 232, Page 280

Nobles (Abstract)	08/06/2015	A347946
Norman (Abstract)	11/29/1988	180366
Pipestone (Abstract)	11/29/1988	158524	Book 277, Page 311
Pope (Abstract)	11/28/1988	175439	Book 88, Page 31
Ramsey (Abstract)	11/28/1988	2470568
Ramsey (Torrens)	11/28/1988	884195
Redwood (Abstract)	11/28/1988	256933	Book 212, Page 713
Renville (Abstract)	11/29/1988	269077	Book 200, Page 46
Rice (Abstract)	11/29/1988	334010	Book 503, Page 69
Rock (Abstract)	08/24/2015	186849
Roseau (Abstract)	09/16/1991	198662	Book 373, Page 210
Sherburne (Abstract)	11/29/1988	224494
Sherburne (Torrens)	11/29/1988	11080
Steele (Abstract)	08/06/2015	A000403527
Scott (Abstract)	11/28/1988	253860
Scott (Torrens)	11/28/1988	44347
Sibley (Abstract)	11/28/1988	143383	Book 99, Page 261
Stearns (Abstract)	11/29/1988	649221
Stearns (Torrens)	11/29/1988	18808
Wabasha (Abstract)	11/28/1988	185033	Book 149, Page 378
Waseca (Abstract)	11/29/1988	179370	Book 131, Page 7
Washington (Abstract)	11/28/1988	588235
Washington (Torrens)	11/28/1988	93239
Watonwan (Abstract)	11/29/1988	154112
Winona (Abstract)	11/28/1988	323976
Winona (Torrens)	11/28/1988	323976
Wright (Abstract)	11/28/1988	450576	Book 218, Page 950
Wright (Torrens)	11/28/1988	7562
Yellow Medicine (Abstract)	11/29/1988	194226	Book 182, Page 566

State of North Dakota

County	Date of Recording	Document Number
Cass	11/28/1988	695915
Grand Forks	11/29/1988	444310
Rolette	08/13/2015	64617
Stutsman	08/13/2015	214042
Traill	11/29/1988	131627
Ward	11/29/1988	669918

This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.
Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.
Return recorded document(s) to Bonnie Anderson, Xcel Energy, 414 Nicollet Mall 6A, Minneapolis, Minnesota 55401.